                                               Filed Pursuant to Rule 497(c)
                                               Registration File No.: 333-17217
                                                                      811-07953



                               EQ ADVISORS TRUST
            1290 Avenue of the Americas -- New York, New York 10104
EQ Advisors Trust ("Trust") is an open-end management investment company that offers a selection of professionally managed investment portfolios ("Portfolios"). Each Portfolio has its own investment objective and policies that are designed to meet different investment goals.


This Prospectus describes the following ten Portfolios currently offered by the Trust.



      o  T. Rowe Price International Stock Portfolio


      o  T. Rowe Price Equity Income Portfolio


      o  EQ/Putnam Growth & Income Value Portfolio


      o  EQ/Putnam Balanced Portfolio


      o  MFS Research Portfolio


      o  MFS Emerging Growth Companies Portfolio


      o  Morgan Stanley Emerging Markets Equity Portfolio


      o  Warburg Pincus Small Company Value Portfolio


      o  Merrill Lynch World Strategy Portfolio


      o  Merrill Lynch Basic Value Equity Portfolio



The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares offered pursuant to another prospectus, and Class IB shares offered hereby.


This Prospectus sets forth concisely the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at the address noted above. California residents can obtain a copy of the Statement of Additional Information by calling 1-800-999-3527. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          PROSPECTUS DATED MAY 1, 1998













--------------------------------------------------------------------------------
EQAT-100

(5/98)

                             FINANCIAL HIGHLIGHTS

     The financial information in the table below for the period May 1, 1997* (unless otherwise noted) to December 31, 1997 has been derived from financial statements of the Trust which have been audited by Price Waterhouse LLP, independent public accountants. Price Waterhouse LLP's report on the Trust's financial statements as of December 31, 1997 appears in the Trust's Annual Report. The information listed below should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information. The Annual Report includes more information about the Trust's performance and is available without charge upon request.



                                            NET REAL-
                                             IZED AND
                                            UNREALIZED
                                           GAIN (LOSS)
                        NET                 ON INVEST-     TOTAL
                       ASSET                MENTS AND       FROM
                       VALUE,      NET       FOREIGN      INVEST-
                       BEGIN-    INVEST-     CURRENCY       MENT
                      NING OF      MENT      TRANSAC-      OPERA-
                       PERIOD     INCOME      TIONS        TIONS
 T. Rowe Price
 International
 Stock Portfolio      $ 10.00    $ 0.02      $ (0.17)     $ (0.15)
 T. Rowe Price
 Equity Income
 Portfolio            $ 10.00    $ 0.10      $  2.11      $  2.21
 EQ/Putnam
 Growth &
 Income Value
 Portfolio            $ 10.00    $ 0.06      $  1.56      $  1.62
 EQ/Putnam
 Balanced
 Portfolio            $ 10.00    $ 0.14      $  1.30      $  1.44
 MFS Research
 Portfolio            $ 10.00    $ 0.02      $  1.58      $  1.60
 MFS Emerging
 Growth
 Companies
 Portfolio            $ 10.00    $ 0.02      $  2.21      $  2.23
 Warburg Pincus
 Small Company
 Value Portfolio      $ 10.00    $ 0.01      $  1.90      $  1.91
 Merrill Lynch
 World Strategy
 Portfolio            $ 10.00    $ 0.08      $  0.39      $  0.47
 Merrill Lynch
 Basic Value
 Equity Portfolio     $ 10.00    $ 0.06      $  1.64      $  1.70
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio            $ 10.00    $ 0.04      $ (2.06)     $ (2.02)



                                   DIVI-
                       DIVI-       DENDS
                       DENDS         IN                                TOTAL
                        FROM       EXCESS    DISTRIBU-   DISTRIBU-     DIVI-        NET
                        NET        OF NET      TIONS      TIONS IN     DENDS       ASSET
                      INVEST-     INVEST-       FROM     EXCESS OF      AND       VALUE,
                        MENT        MENT      REALIZED    REALIZED    DISTRI-     END OF
                       INCOME      INCOME      GAINS       GAINS      BUTIONS     PERIOD
 T. Rowe Price
 International
 Stock Portfolio                                                                 $  9.85
 T. Rowe Price
 Equity Income
 Portfolio            $ (0.09)              $(0.04)                   $ (0.13)   $ 12.08
 EQ/Putnam
 Growth &
 Income Value
 Portfolio            $ (0.06)              $(0.01)     $(0.03)       $ (0.10)   $ 11.52
 EQ/Putnam
 Balanced
 Portfolio            $ (0.13)  $(0.01)     $(0.09)                   $ (0.23)   $ 11.21
 MFS Research
 Portfolio            $ (0.02)              $(0.01)     $(0.09)       $ (0.12)   $ 11.48
 MFS Emerging
 Growth
 Companies
 Portfolio            $ (0.02)              $(0.18)     $(0.11)       $ (0.31)   $ 11.92
 Warburg Pincus
 Small Company
 Value Portfolio      $ (0.01)                          $(0.05)       $ (0.06)   $ 11.85
 Merrill Lynch
 World Strategy
 Portfolio            $ (0.05)                          $(0.11)       $ (0.16)   $ 10.31
 Merrill Lynch
 Basic Value
 Equity Portfolio     $ (0.06)              $(0.05)     $(0.01)       $ (0.12)   $ 11.58
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio            $ (0.02)                                        $ (0.02)   $  7.96


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                                       2
EQ Advisors Trust

                                                                         RATIO       RATIO
                                                                        OF NET       OF NET
                                                              RATIO     INVEST-     INVEST-
                                                             OF EX-      MENT         MENT                                 PER
                                                RATIO OF     PENSES     INCOME       INCOME                               SHARE
                                                EXPENSES    TO AVER-   TO AVER-     TO AVER-                             BENEFIT
                                      NET      TO AVERAGE    AGE NET    AGE NET     AGE NET                              TO NET
                                    ASSETS,    NET ASSETS    ASSETS     ASSETS       ASSETS                  AVERAGE     INVEST-
                        TOTAL        END OF       AFTER      BEFORE      AFTER       BEFORE     PORTFOLIO    COMMIS-      MENT
                        RETURN       PERIOD      WAIVERS     WAIVERS    WAIVERS     WAIVERS      TURNOVER   SION RATE    INCOME
                         (B)        (000'S)      (A)(C)      (A)(C)     (A)(C)       (A)(C)        RATE        PAID        (C)
 T. Rowe Price
 International
 Stock Portfolio        ( 1.49)%   $ 69,572        1.20%       2.56%      0.45%       (0.91)%       17%     $ 0.0034     $ 0.05
 T. Rowe Price
 Equity Income
 Portfolio               22.11%    $ 99,947        0.85%       1.74%      2.49%        1.60%         9%     $ 0.0293     $ 0.03
 EQ/Putnam
 Growth &
 Income Value
 Portfolio               16.23%    $150,260        0.85%       1.75%      1.67%        0.77%        61%     $ 0.0376     $ 0.03
 EQ/Putnam
 Balanced
 Portfolio               14.38%    $ 25,854        0.90%       2.55%      3.19%        1.54%       117%     $ 0.0346     $ 0.07
 MFS Research
 Portfolio               16.07%    $114,754        0.85%       1.78%      0.65%       (0.28)%       51%     $ 0.0471     $ 0.03
 MFS Emerging
 Growth
 Companies
 Portfolio               22.42%    $ 99,317        0.85%       1.82%      0.61%       (0.36)%      116%     $ 0.0422     $ 0.04
 Warburg Pincus
 Small Company
 Value Portfolio         19.15%    $120,880        1.00%       1.70%      0.26%       (0.44)%       44%     $ 0.0545     $ 0.03
 Merrill Lynch
 World Strategy
 Portfolio                4.70%    $ 18,210        1.20%       3.05%      1.89%        0.04%        58%     $ 0.0299     $ 0.08
 Merrill Lynch
 Basic Value
 Equity Portfolio        16.99%    $ 49,495        0.85%       1.89%      1.91%        0.87%        25%     $ 0.0566     $ 0.03
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio              (20.16)%   $ 21,433        1.75%       2.61%      1.96%        1.10%        25%     $ 0.0011     $ 0.02

----------
* Commencement of Operations. The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997.
(a)   Annualized.
(b) Total return calculated for a period of less than one year is not annualized.
(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreements" in the Prospectus.


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                                       3
                                                               EQ Advisors Trust

THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" type of mutual fund, the Trust issues shares of beneficial interest that are currently divided among eighteen Portfolios, ten of which are offered by this Prospectus. Each Portfolio is a separate series of the Trust with its own objective and policies. Each of the Portfolios set forth below, except for the Morgan Stanley Emerging Markets Equity Portfolio and the Merrill Lynch World Strategy Portfolio, are diversified for 1940 Act purposes. The Trustees of the Trust may establish additional Portfolios at any time.


Each Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of each Portfolio. Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc., Putnam Investment Management, Inc., Massachusetts Financial Services Company, Morgan Stanley Asset Management Inc., Warburg Pincus Asset Management, Inc. and Merrill Lynch Asset Management, L.P. serve as the advisers (each an "Adviser" and, together, the "Advisers") to one or more of the Portfolios, as detailed in the table below.




PORTFOLIO                                          ADVISER
-------------------------------------------------- -----------------------------------------
T. Rowe Price International Stock Portfolio        Rowe Price-Fleming International, Inc.
T. Rowe Price Equity Income Portfolio              T. Rowe Price Associates, Inc.
EQ/Putnam Growth & Income Value Portfolio          Putnam Investment Management, Inc.
EQ/Putnam Balanced Portfolio                       Putnam Investment Management, Inc.
MFS Research Portfolio                             Massachusetts Financial Services Company
MFS Emerging Growth Companies Portfolio            Massachusetts Financial Services Company
Morgan Stanley Emerging Markets Equity Portfolio   Morgan Stanley Asset Management Inc.
Warburg Pincus Small Company Value Portfolio       Warburg Pincus Asset Management, Inc.
Merrill Lynch World Strategy Portfolio             Merrill Lynch Asset Management, L.P.
Merrill Lynch Basic Value Equity Portfolio         Merrill Lynch Asset Management, L.P.

The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Trust's Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.


The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQ Financial"), the Trust's Manager, serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as for the Class IA shares. (EQ Financial and EDI are collectively referred to as the "Distributors"). The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable Life"). Both classes of shares are offered and redeemed at their net asset value without any sales load.


Class IA shares may be offered pursuant to another prospectus and are subject to the same expenses as the Class IB shares, but unlike the Class IB shares they are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.


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                                       4
EQ Advisors Trust

INVESTMENT OBJECTIVES AND POLICIES

The following is a brief description of the investment objectives and policies of each of the Portfolios. All of the objectives and policies of each Portfolio, unless otherwise noted, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the Statement of Additional Information. Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

The investment objective of the T. Rowe Price International Stock Portfolio is to seek long-term growth of capital through investment primarily in common stocks of established non-United States companies. The Adviser intends to invest substantially all of the Portfolio's assets outside the United States and to diversify broadly among countries throughout the world -- developed, newly industrialized and emerging -- by having at least five different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Europe as well as South Africa, Australia, Canada, and other areas (including developing countries). No more than 20% of the Portfolio's net assets will be invested in securities of issuers located in any one country with the exception of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany (where the investment limitation is 35% for each of those countries). In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

The Portfolio expects to invest substantially all of its assets in common stocks. However, the Portfolio may also invest in a variety of other equity-related securities (such as preferred stocks, warrants and convertible securities) as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program. The Portfolio may also invest in certain foreign investment portfolios or trusts commonly referred to as passive foreign investment companies. These entities have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed or traded on the stock exchanges in those countries. The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts and may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk instrument that can combine the characteristics of securities, futures contracts and options.

Under normal conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of its total assets. However, for temporary defensive purposes, the Portfolio may invest all or a significant portion of its assets in United States Government securities and corporate debt obligations. The Portfolio will not purchase any debt security which, at the time of purchase, is rated below investment grade by a nationally recognized statistical rating organization ("NRSRO"). This restriction would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase. In addition, the Portfolio may invest without limitation in high quality United States and foreign dollar-denominated money market securities for temporary defensive purposes or to meet redemption requests.

In analyzing companies for investment, the Adviser uses a "bottom up" approach. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally the Adviser's primary focus. However the Adviser also considers certain other factors in making its investment decisions, including: above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research, product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics that should enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record


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                                       5
                                                               EQ Advisors Trust
of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the Portfolio's investments will ordinarily be made on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, hybrid instruments, foreign securities, foreign currency transactions, passive foreign investment companies, United States Government securities, convertible securities, borrowings, derivatives, investment grade fixed income securities, securities loans, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


T. ROWE PRICE EQUITY INCOME PORTFOLIO

The investment objective of the T. Rowe Price Equity Income Portfolio is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for increasing dividend income and capital appreciation. Over time, the income component (dividends and interest earned) of the Portfolio's investments is expected to be a significant contributor to the Portfolio's total return. The Portfolio's yield is expected to be significantly above that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

The investment program of the Portfolio is based on several premises. First, the Adviser believes that over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks that distribute a high level of current income tend to have less price volatility than those that pay below average dividends.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in income-producing common stocks of established companies paying above-average dividends. The Adviser uses a "value" approach and invests in common stocks and other equities-related securities it believes are temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio's investments will generally be made in companies that share some of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500; low price/earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to the company's underlying value as measured by assets, earnings, cash flow or business franchises.

Although the Portfolio will invest primarily in United States common stocks, it may also purchase other types of securities (for example, foreign securities, preferred stocks, convertible securities and warrants) when considered consistent with the Portfolio's investment objective and program. The Portfolio may invest up to 25% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the United States and dollar-denominated securities traded in the United States (such as American Depositary Receipts ("ADRs")). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

The Portfolio may also engage in a variety of investment practices, such as buying and selling options and futures contracts and engaging in foreign currency exchange transactions. In addition, the Portfolio may invest up to 10% of its total assets in hybrid instruments.

The Portfolio may also invest a portion of its assets in United States Government securities and high-quality United States and foreign dollar-denominated money market securities (i.e., within the two highest rating categories assigned by a NRSRO) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.


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                                       6
EQ Advisors Trust

The Portfolio may also invest in debt securities of any type including municipal securities, without regard to quality or rating. Such securities would be purchased in companies that meet the investment criteria for the Portfolio. The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. The Portfolio, however, will not invest more than 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds").

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, convertible securities, borrowings, foreign securities, repurchase agreements, derivatives, United States government securities, securities loans, foreign currency transactions, illiquid securities and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

The investment objective of the EQ/Putnam Growth & Income Value Portfolio is capital growth. Current income is a secondary objective. The Adviser intends to invest primarily in common stocks that offer potential for capital growth and may, consistent with the Portfolio's investment objective, invest in common stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks and convertible securities (which include both debt securities and preferred stocks). The types of securities held by the Portfolio may vary from time to time in light of the Portfolio's investment objective, changes in interest rates, and economic and other factors. In analyzing companies for investment, the Adviser will seek to identify companies whose securities are significantly undervalued in relation to their underlying asset values or earnings potential.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities or preferred stocks, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

In addition, the Portfolio may also invest a portion of its assets in United States Government securities and high-quality United States and foreign dollar-denominated money market securities (i.e., within the two highest rating categories assigned by a NRSRO) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.

The Portfolio may also invest in investment grade debt securities and may invest a portion of its total assets in debt securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, convertible securities, borrowings, repurchase agreements, illiquid securities, forward commitments, zero-coupon bonds,


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                                       7
                                                               EQ Advisors Trust
derivatives, United States Government securities, foreign currency transactions, passive foreign investment companies, payment-in-kind bonds, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

EQ/PUTNAM BALANCED PORTFOLIO

The investment objective of the EQ/Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income. In seeking its objective, the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. While the proportion invested in each type of security is not fixed, ordinarily the Adviser will invest no more than 75% of the Portfolio's assets in common stocks and conversion rights with respect to convertible securities. The Adviser may, however, invest more than 75% of the Portfolio's assets in such securities if it determines that unusual market or economic conditions make it appropriate to do so.

The Portfolio may also invest in debt securities, including lower-rated debt securities (commonly referred to as "junk bonds"). The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will consider such reduction in its determination of whether the Portfolio should continue to hold the security.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, illiquid securities, zero-coupon bonds, payment-in-kind bonds, derivatives, foreign currency transactions, repurchase agreements, forward commitments, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

MFS RESEARCH PORTFOLIO

The investment objective of the MFS Research Portfolio is to provide long-term growth of capital and future income. In pursuing its objective, the Portfolio invests a substantial portion of its assets in the common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth. A smaller proportion of the assets of the Portfolio may be invested in bonds, short-term debt obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income securities, the Adviser emphasizes progressive, well-managed companies.

The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of the Adviser. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.


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                                       8
EQ Advisors Trust

To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 20% of its total assets in foreign securities, including those in emerging markets. These securities include dollar-denominated and non-dollar-denominated foreign securities. Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities.

The Portfolio may invest in investment grade debt securities and may invest up to 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, convertible securities, borrowings, repurchase agreements, securities loans, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MFS EMERGING GROWTH COMPANIES PORTFOLIO

The investment objective of the MFS Emerging Growth Companies Portfolio is to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective. In pursuing its objective, the Portfolio invests primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises. Such emerging growth companies generally are expected to: (i) show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation; and (ii) have the products, technologies, management and market and other opportunities that are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size and the Portfolio may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in customer demand, or basic changes in the economic environment. Investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources and may be more dependent on one-person management. In addition, there may be less research available on many promising small or medium-sized emerging growth companies, making it more difficult both to identify and to analyze such companies. Moreover, the securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.

While the Portfolio may invest primarily in common stocks, the Portfolio may, to a limited extent, seek long-term growth in other types of securities such as convertible securities and warrants. To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 25% of its total assets in foreign securities, including those in emerging markets. These securities include non-United States dollar-denominated securities traded outside the United States and dollar-denominated securities traded in the United States (such as ADRs). Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities. The Portfolio may also invest in debt securities and hold cash and cash equivalents. In addition, the Portfolio may invest in lower-rated debt securities (commonly referred to as "junk bonds").

The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investment in its shares generally involves a higher degree of risk than would be the case with an investment in a conservative equity or growth fund investing entirely in proven growth companies.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, loan participations, derivatives, United States Government securities,


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securities loans, forward commitments, asset-backed securities, borrowings, options, futures contracts, convertible securities, foreign currency transactions, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

The investment objective of the Morgan Stanley Emerging Markets Equity Portfolio is long-term capital appreciation by investing primarily in equity securities of emerging market country issuers. In pursuing its investment objective, the Adviser focuses on issuers in emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market country equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants to purchase common stocks, depository receipts and other equity securities of emerging market country issuers.

For these purposes, an emerging market country security is a security issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country; (ii) alone or on a consolidated basis, it derives 50% or more of its revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The Portfolio intends to invest primarily in some or all of the following emerging market countries: Argentina, Botswana, Brazil, Bulgaria, Chile, China (mainland and Hong Kong), Colombia, Egypt, Ghana, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless: (i) the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or (ii) the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio may also invest in fixed income securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country. In addition, the Portfolio may invest in equity or fixed income securities of corporate or governmental issuers located in industrialized countries, foreign currency and investment funds (i.e., funds specifically authorized to invest in companies of a particular emerging market country). The Portfolio may also invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities to promote economic reconstruction or development such as the International Bank for Reconstruction and Development (i.e., the World Bank). The Portfolio may invest up to 20% of its total assets (measured at the time of investment) in fixed income securities that are not investment grade securities (commonly referred to as "junk bonds").

For temporary defensive purposes, the Portfolio may invest less than 65% of its assets in equity securities of emerging market countries in which case the Portfolio may invest in other equity securities or fixed income securities. Moreover, the Portfolio may invest without limitation in high-quality money market instruments.

The value of the Portfolio's investments and the income they generate will vary from day to day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad. In the short-term, stock prices can fluctuate dramatically in response to


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these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of fixed income securities also fluctuate and generally move in the opposite direction from interest rates.

The Portfolio is a non-diversified portfolio under the 1940 Act, which means that it may invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of a single issuer. As a result, because the Portfolio is permitted greater flexibility to invest its assets in the obligations of a single issuer it is exposed to increased risk of loss if such an investment underperforms expectations. However, the Portfolio intends to limit its investments so as to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a "regulated investment company." The Portfolio spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, the Portfolio will experience price volatility, the extent of which will be affected by the types of securities and techniques the Portfolio uses. The Adviser may use various investment techniques to hedge risks, including derivatives, but there is no guarantee that these strategies will work as intended.

Certain investment strategies and practices which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, United States Government securities, hybrid instruments, illiquid securities, foreign securities, securities loans, borrowings, payment-in-kind bonds, passive foreign investment companies, derivatives, convertible securities, zero coupon bonds, investment grade and lower quality fixed income securities, mortgage-backed securities, forward commitments, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, floaters, inverse floaters, foreign currency transactions, loan participations, repurchase agreements, structured notes, and swaps) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

The investment objective of the Warburg Pincus Small Company Value Portfolio is to seek long-term capital appreciation. The Portfolio is a diversified management investment company that pursues its investment objective by investing primarily in a portfolio of equity securities of small capitalization companies (i.e., companies having market capitalizations of $1 billion or less at the time of initial purchase) that the Adviser considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stock, preferred stocks, debt securities convertible into common stocks, warrants and other rights of small companies. The Portfolio may invest up to 10% of its total assets in warrants.

The Adviser will determine whether a company is undervalued based on a variety of measures, including: price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth and debt/capital ratio. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. The Portfolio will invest primarily in companies whose securities are traded on United States stock exchanges or in the United States over-the-counter market, but it may invest up to 20% of its total assets in foreign securities.

The Portfolio may also invest up to 20% of its total assets in investment grade securities (other than money market obligations) that are not convertible into common stock for the purpose of seeking capital appreciation. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of such securities by the Portfolio. The Adviser will consider such events in its determination of whether the Portfolio should continue to hold the securities. The interest income to be derived may be considered as one factor in selecting debt securities by the Adviser.

The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years of less remaining to maturity) money market obligations. For temporary defensive purposes, the Portfolio


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may invest in these securities without limit. These instruments consist of:
obligations issued or guaranteed by the United States Government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high-quality investments or, if unrated, deemed by the Adviser to be high-quality investments; commercial paper rated no lower than A2 by Standard & Poor's Rating Service ("S&P") or Prime2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories by any NRSRO; and repurchase agreements with respect to the foregoing.

When the Adviser believes that a defensive posture is warranted, the Portfolio may invest temporarily, without limit, in investment grade debt obligations and in domestic and foreign money market instruments, including repurchase agreements.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, borrowings, options, securities loans, small company securities, derivatives, futures contracts, foreign currency transactions, United States Government securities, short sales against the box, convertible securities, investment grade and lower-quality fixed income securities, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MERRILL LYNCH WORLD STRATEGY PORTFOLIO

The investment objective of the Merrill Lynch World Strategy Portfolio is to seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of United States and foreign issuers. Total investment return consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations. Investing in foreign securities involves special considerations. The Portfolio may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

The Portfolio seeks to achieve its objective by investing primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East. There are no prescribed limits on the geographical allocation of the Portfolio among these regions. Such allocation will be made primarily on the basis of the anticipated total return from investments in the securities of issuers wherever located, considering such factors as: the condition and growth potential of the various economies and securities markets and the issuers domiciled therein; anticipated movements in interest rates in the various capital markets and in the value of foreign currencies relative to the United States dollar; tax considerations; and economic, social, financial, national and political factors that may affect the climate for investing within the various securities markets. When in the judgment of the Adviser, economic or market conditions warrant, the Portfolio reserves the right to concentrate its investments in one or more capital markets, including the United States.

The equity and convertible preferred securities in which the Portfolio may invest are primarily securities issued by quality companies. Generally, the characteristics of such companies include a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management.

The corporate debt securities, including convertible debt securities, in which the Portfolio may invest will be primarily investment grade securities rated BBB or better by S&P or Baa or better by Moody's or of comparable quality. The Portfolio may also invest in debt obligations issued or guaranteed by sovereign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies or instrumentalities or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank") and


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the European Coal and Steel Community. Investments in securities of supranational entities are subject to the risk that member governments will fail to make required capital contributions and that a supranational entity will thus be unable to meet its obligations.

When market or financial conditions warrant, the Portfolio may invest as a temporary defensive measure up to 100% of its assets in United States Government or Government agency securities issued or guaranteed by the United States Government or its agencies or instrumentalities, money market securities or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash.

The Portfolio is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Portfolio's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Code.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, floaters, futures contracts, foreign securities, foreign currency transactions, United States Government securities, convertible securities, borrowings, derivatives, investment grade fixed income securities, repurchase agreements, securities loans, illiquid securities, and forward commitments) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO

The investment objective of the Merrill Lynch Basic Value Equity Portfolio is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value. The Portfolio seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio.

The investment policy of the Portfolio is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, the Adviser believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, the Adviser believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, the Adviser believes that market prices of securities with relative high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated events. This investment policy departs from traditional philosophy. The Adviser believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

The current institutionally-dominated market tends to ignore, to some extent, the numerous secondary issues whose market capitalizations are below those of the relatively few larger size growth companies. It is expected that the Portfolio's portfolio generally will have significant representation in this secondary segment of the market. The Adviser is responsible for the management of the Portfolio's securities portfolio and makes portfolio decisions based on its own research information supplemented by research information provided by other sources. The basic orientation of the Portfolio's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts.


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Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Portfolio also may invest in preferred stocks and non-convertible investment grade debt securities and utilize covered call options with respect to portfolio securities. The Portfolio has the right, as a defensive measure, to hold other types of securities, including United States Government and Government agency securities, money market securities, or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. The Portfolio may invest up to 10% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

Certain investment strategies and instruments which may be employed by the Portfolio (such as options, convertible securities, United States Government securities, repurchase agreements, securities loans, foreign securities, borrowings, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, each of the Portfolios, for example, may purchase and sell call and put options (except for MFS Research Portfolio), engage in transactions in futures contracts and related options, and engage in forward foreign currency exchange transactions (except for MFS Research Portfolio. They may also enter into repurchase agreements, and borrow funds under certain limited circumstances. In addition, each Portfolio may engage in other types of investment strategies as described below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument. Certain investment strategies and instruments and the risks related to them are summarized below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio, may invest in asset-backed securities. These asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BORROWINGS. The Portfolios may borrow money from banks or other lenders as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Portfolio's investment objective and program. Such borrowings would be subject to interest costs which may or may not be recovered by appreciation of securities purchased. Borrowings for the T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Merrill Lynch World Strategy Portfolio, and Merrill Lynch Basic Value Equity Portfolio may not exceed 33 1/3% of each Portfolio's total assets. Borrowings for the Warburg Pincus Small Company Value Portfolio may not exceed 30% of the Portfolio's total assets. Borrowings for the EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam Balanced Portfolio may not exceed 10% of each Portfolio's total assets. Each Portfolio may pledge its assets to secure these permissible borrowings. No Portfolio may purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a


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borrowing. Further information concerning each Portfolio's fundamental policy with respect to borrowings is provided in the Statement of Additional
Information.

CONVERTIBLE SECURITIES. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES. Each Portfolio (except the MFS Research Portfolio) may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, collateralized mortgage obligations, floaters, futures, hybrid instruments, inverse floaters, mortgage-backed securities, options, stripped mortgage-backed securities, structured notes, and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section or the Statement of Additional Information.

FLOATERS AND INVERSE FLOATERS. The EQ/Putnam Balanced Portfolio and Morgan Stanley Emerging Markets Equity Portfolio each may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."

In addition, the Morgan Stanley Emerging Markets Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate ("LIBOR"). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN SECURITIES. Foreign investments involve certain risks that are not present in domestic securities. Because each of the Portfolios may purchase securities denominated in foreign currencies, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign government or central banks, by currency controls or political developments in the United States or abroad. For example, significant uncertainty surrounds the proposed introduction of

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the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, Southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

In addition, investment in foreign securities may also include the risk of expropriation by a foreign government.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and


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the political constraints to which a government debtor may be subject.
Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Certain Portfolios may invest in the following types of foreign securities or engage in the following types of transactions related to foreign securities.

BRADY BONDS. The EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio each may invest in "Brady Bonds," which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are United States dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to that Portfolio.

DEPOSITARY RECEIPTS. Each of the Portfolios may purchase depositary receipts, which are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs and GDRs and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly above.

FOREIGN CURRENCY TRANSACTIONS. Each of the Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the MFS Research Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Each of the Portfolios (except the MFS Research Portfolio) may also purchase and sell foreign currency futures contracts and may purchase and sell exchange traded call and put options on foreign currency futures contracts and on foreign currencies. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, and Merrill Lynch World Strategy Portfolio may engage in OTC options on foreign currency transactions. The Merrill Lynch World Strategy Portfolio will engage in OTC options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the OTC market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. Each of the Portfolios (except the MFS Research Portfolio) may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in OTC options transactions on foreign currencies


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only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

FORWARD COMMITMENTS. Each Portfolio (except the Warburg Pincus Small Company Value Portfolio) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

HYBRID INSTRUMENTS. The T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

ILLIQUID SECURITIES. The Warburg Pincus Small Company Value Portfolio may invest up to 10% of its assets and each of the other Portfolios may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid, and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined by the Board of Trustees to be liquid, will not be considered by the Adviser to be illiquid or not readily marketable and, therefore, are not subject to the 10% or 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. Each Portfolio may invest in or hold a portion of its total assets in investment grade or, except as noted below, lower quality fixed income securities. The T. Rowe Price International Stock Portfolio and Merrill Lynch Basic Value Equity Portfolio each may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody's or BBB or higher by


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S&P or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. Lower quality fixed income securities are securities that are rated in the lower categories by NRSROs (i.e., Ba or lower by Moody's and BB or lower by S&P) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

LOAN PARTICIPATIONS. The EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may invest a portion of each of their assets in loan participations and other direct indebtedness. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans may be in default at the time of purchase. The MFS Emerging Growth Companies Portfolio may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by a company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGES AND MORTGAGE-RELATED SECURITIES. The EQ/Putnam Balanced Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only"


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security ("IO") receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

MUNICIPAL SECURITIES. The Morgan Stanley Emerging Markets Equity Portfolio may invest in municipal securities ("municipals"), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water, and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems, and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. Each Portfolio (except the MFS Research Portfolio) may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. Each Portfolio (except the MFS Research Portfolio) may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. Each Portfolio that is permitted to invest in futures contracts and related options may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets. No Portfolio (other than the Warburg Pincus Small Company Value Portfolio) will commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options may not exceed 25% of its total assets. The Warburg Pincus Small Company Value Portfolio may commit up to 10% of its total assets to premiums when purchasing put or call options. The Merrill Lynch Basic Value Equity Portfolio will not write covered call options on underlying securities exceeding 15% of the value of its total assets. The MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio will not enter a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio's total assets. The Warburg Pincus Small Company Value Portfolio may utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio, Merrill Lynch World Strategy Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may engage in OTC put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as "cover" for such options, may be considered illiquid securities.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of


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adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an OTC option and the resulting inability to close a futures position or OTC option prior to its maturity date.

PASSIVE FOREIGN INVESTMENT COMPANIES. The T. Rowe Price International Stock Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in passive foreign investment companies also involve the risk of foreign securities, as described above.

PAYMENT-IN-KIND BONDS. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Balanced Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

REVERSE REPURCHASE AGREEMENTS. The Morgan Stanley Emerging Markets Equity Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Borrowing" for more information concerning restrictions on borrowing by the Portfolio.


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SECURITIES LOANS. The T. Rowe Price International Stock Portfolio, T. Rowe
Price Equity Income Portfolio, MFS Research Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may each seek to earn additional income by making secured loans of portfolio securities with a value up to 33 1/3% of their respective total assets. The MFS Emerging Growth Companies Portfolio may lend portfolio securities in an amount up to 30% of its total assets. The EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam Balanced Portfolio may lend portfolio securities in an amount up to 25% of their respective total assets. The Merrill Lynch Basic Value Equity Portfolio, Merrill Lynch World Strategy Portfolio and Warburg Pincus Small Company Value Portfolio may each lend portfolio securities in an amount up to 20% of their respective total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or highgrade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Further information concerning each Portfolio's fundamental policy with respect to loans is provided in the Statement of Additional Information.

SHORT SALES AGAINST THE BOX. The Warburg Pincus Small Company Value Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Each Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which a Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

SMALL COMPANY SECURITIES. The EQ/Putnam Balanced Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and Warburg Pincus Small Company Value Portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. The Morgan Stanley Emerging Markets Equity Portfolio may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.


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SWAPS. The Morgan Stanley Emerging Markets Equity Portfolio may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, United States Government securities, or high grade debt obligations. The Portfolio will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

UNITED STATES GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., the Tennessee Valley Authority).

WARRANTS. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

ZERO-COUPON BONDS. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Balanced Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest


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                                       23
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

currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to investors in such instruments. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each new Portfolio's turnover rate is not expected to exceed 100% during its first year of operation. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and increases realized gains and losses. See "Financial Highlights" above for the actual portfolio turnover rates of the Portfolios through December 31, 1997, and also see "Dividends, Distributions and Taxes" below.


MANAGEMENT OF THE TRUST


THE BOARD OF TRUSTEES

The Board of Trustees of the Trust provides broad supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-Laws.


THE MANAGER

The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). It is located at 1290 Avenue of the Americas, New York, New York 10104. Besides its activities with respect to the Trust, the Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations, and other business entities. The Manager is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life, a New York stock life insurance company.

The Manager is responsible for providing general management services to the Trust and in the exercise of such responsibility selects, subject to review and approval by the Trustees, the investment advisers for the Trust's Portfolios and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager is responsible for providing the Trust with office space, office equipment, and personnel necessary to operate the Trust's business, and also supervises the provision of services by third parties such as the Trust's custodian and administrator.

As compensation for managing the T. Rowe Price Equity Income Portfolio, EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Balanced Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio and Merrill Lynch Basic Value Equity Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the respective Portfolio's average daily net assets. As compensation for managing the T. Rowe Price International Stock Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .75% of the Portfolio's average daily net assets. As compensation for managing the Merrill Lynch World Strategy Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .70% of the Portfolio's average daily net assets. As compensation for managing the Morgan Stanley Emerging Markets Equity Portfolio, the Trust pays the Manager a monthly fee at the annual rate of 1.15% of the Portfolio's average daily net assets. As compensation for managing the Warburg Pincus Small Company Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .65% of the Portfolio's average daily net assets.

The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.


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In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements, and statements of additional information, all to the extent they are sent to existing Contract owners; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class IB shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of its shares.


THE ADVISERS

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of the Portfolio that it advises. Monthly, with respect to each Portfolio, each Adviser is paid the pro rata portion of an annual fee, based on the monthly average of the assets of the Portfolio for which it serves as the Adviser. The Manager will retain, as compensation for the services described under "The Manager" and to pay its expenses, the difference between the fees paid to each Adviser and the management fee of the applicable Portfolio. Each Adviser has agreed that once the Portfolio has paid the Manager its management fee the Adviser will look only to the Manager as the party responsible for making the payment of its advisory fee.

The Advisers are employed for management of the assets of a Portfolio pursuant to investment advisory agreements approved by the Board of Trustees of the Trust (including a majority of certain Trustees who are not interested persons of the Trust or the Manager), and an Adviser's services may be terminated at any time by the Manager, the Board of Trustees, or the shareholders of an affected Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, has been the Adviser to the T. Rowe Price Equity Income Portfolio since the Portfolio commenced its operations. As compensation for services as the Portfolio's Adviser, the Manager pays T. Rowe Price a monthly fee at an annual rate equal to .40% of the Portfolio's average daily net assets.

T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in 1937. As of December 31, 1997, T. Rowe Price and its affiliates managed more than $126 billion of assets. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds. Investment decisions with respect to the T. Rowe Price Equity Income Portfolio are made by an Investment Advisory Committee composed of the following members: Brian C. Rogers,


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                                       25
                                                               EQ Advisors Trust

Chairman, Thomas H. Broadus, Jr., Richard P. Howard, and William J. Stromberg. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

Rowe Price-Fleming International, Inc. ("Price-Fleming"), 100 East Pratt Street, Baltimore, MD 21202, has been the Adviser to the T. Rowe Price International Stock Portfolio since the Portfolio commenced its operations. As compensation for services as the Portfolio's Adviser, the Manager pays Price-Fleming a monthly fee at an annual rate equal to: .75% of the Portfolio's average daily net assets up to and including $20 million; .60% of the Portfolio's average daily net assets over $20 million and up to and including $50 million; and .50% of the Portfolio's average daily net assets in excess of $50 million.

Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). As of December 31, 1997, Price-Fleming managed the United States dollar equivalent of approximately $30 billion. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, South Korea, and Taiwan. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

Investment decisions with respect to the T. Rowe Price International Stock Portfolio are made by an investment advisory group composed of the following members: Martin G. Wade, Mark B. Smith, Mark J. T. Edwards, John R. Ford, James
B. M. Seddon and David J. L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service and investment management. (Fleming Group includes Flemings and/or Jardine Fleming.) Mark Edwards joined Price-Fleming in 1986 and has 16 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 18 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 11 years of experience in investment management. David Warren joined Price-Fleming in 1984 and has 17 years of experience in equity research, fixed income research and portfolio management.

Putnam Investment Management, Inc. ("Putnam Management") has been the Adviser to the EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam Balanced Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam Balanced Portfolio, the Manager pays Putnam Management a monthly fee at an annual rate equal to: .50% of the respective Portfolio's average daily net assets up to and including $150 million; .45% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million.

Putnam Management has been managing mutual funds since 1937. Putnam Management is located at One Post Office Square, Boston, MA 02109. As of December 31, 1997, Putnam Management and its affiliates managed more than $235 billion of assets. Putnam Management is a subsidiary of Putnam Investments, Inc. which, other than a minority of shares owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Anthony I. Kreisel has been responsible for the day to day management of the EQ/Putnam Growth & Income Value Portfolio since the Portfolio commenced operations, which includes investment decisions made on behalf of the Portfolio. Mr. Kreisel has been employed by Putnam Management as an investment professional since 1986. Messrs. Edward P. Bousa, David L. Waldman, James M. Prusko and Jeffrey J. Kobylarz are responsible for the day to day management of the EQ/Putnam Balanced Portfolio, which includes investment decisions made on behalf of the Portfolio. Mr. Bousa has been employed by Putnam


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                                       26
EQ Advisors Trust

Management as an investment professional since October, 1992. Prior to October, 1992, Mr. Bousa was Vice President and Portfolio Manager at Fidelity Investments. Mr. Waldman has been employed by Putnam Management as an investment professional since 1997. Mr. Prusko has been employed by Putnam Management as an investment professional since 1992. Mr. Kobylarz has been employed by Putnam Management as an investment professional since 1993.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Research Portfolio and the MFS Emerging Growth Companies Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to each of those Portfolios, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the respective Portfolio's average daily net assets up to and including $150 million; .375% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million.

MFS is America's oldest mutual fund organization. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings, Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. The portfolio securities of the MFS Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The assets of the MFS Research Portfolio are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objectives of the MFS Research Portfolio within their assigned industry responsibility. Since it commenced operations the MFS Emerging Growth Companies Portfolio has been managed by John W. Ballen, an Executive Vice President of MFS, who has been employed by the Adviser as a portfolio manager since 1984, and Toni Y. Shimura, a Vice President of MFS, who has been employed as a portfolio manager by the Adviser since 1987.

Morgan Stanley Asset Management Inc. ("MSAM") has been the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio since the Portfolio commenced operations. MSAM is located at 1221 Avenue of the Americas, New York, NY 10020. As compensation for services as the Portfolio's Adviser, the Manager pays MSAM a monthly fee at an annual rate equal to: 1.15% of the Portfolio's average daily net assets up to and including $100 million; .90% of the Portfolio's average daily net assets over $100 million and up to and including $150 million; .80% of the Portfolio's average daily net assets over $150 million and up to and including $200 million; .60% of the Portfolio's average daily net assets over $200 million and up to and including $500 million; and .40% of the Portfolio's average daily net assets in excess of $500 million.

MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. As of December 31, 1997, MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care. In 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. completed a merger to form Morgan Stanley, Dean Witter & Co., a preeminent financial services company that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

Madhav Dhar has been responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Mr. Dhar is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Mr. Dhar joined MSAM in 1984. Mr. Robert Meyer is also responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio. Mr. Meyer


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                                       27
                                                               EQ Advisors Trust
joined MSAM in 1989, is a Managing Director of MSAM and Morgan Stanley and has primary responsibility for MSAM's equity investments in Latin America. Prior to joining MSAM's Latin American Group, Mr. Meyer worked in MSAM's U.S. Equity Group.

Warburg Pincus Asset Management, Inc. ("WPAM") has been the Adviser to the Warburg Pincus Small Company Value Portfolio since the Portfolio commenced operations. WPAM is located at 466 Lexington Avenue, New York, New York 10017-3147. As compensation for services as the Portfolio's Adviser, the Manager pays WPAM a monthly fee at an annual rate equal to .50% of the Portfolio's average daily net assets.

WPAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, WPAM managed approximately $19.7 billion in assets. WPAM, incorporated in 1970, is indirectly controlled by Warburg, Pincus & Co. ("WP&C."), a New York partnership which has no business other than being a holding company of WPAM and its affiliates. Lionel Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and WPAM.

Kyle F. Frey, a senior vice president of WPAM, has been responsible for the day to day management of Warburg Pincus Small Company Value Portfolio's securities portfolio since the Portfolio commenced operations. Mr. Frey has been with WPAM since 1989.

Merrill Lynch Asset Management, L.P. ("MLAM") has been the Adviser to the Merrill Lynch World Strategy Portfolio and the Merrill Lynch Basic Value Equity Portfolio since each Portfolio commenced operations. MLAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08543-9011. As compensation for services as the Merrill Lynch World Strategy Portfolio's Adviser, the Manager pays MLAM a monthly fee at an annual rate equal to: .50% of the Portfolio's average daily net assets up to and including $100 million; .45% of the Portfolio's average daily net assets over $100 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million. As compensation for services as the Merrill Lynch Basic Value Equity Portfolio's Adviser, the Manager pays MLAM a monthly fee at an annual rate equal to: .40% of the Portfolio's average daily net assets up to and including $100 million; .375% of the Portfolio's average daily net assets over $100 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million.

MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The general partner of MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of December 31, 1997, the Adviser and its affiliates had a total of approximately $278 billion in investment company and other portfolio assets under management, including assets of certain affiliates of MLAM.

Thomas R. Robinson is the portfolio manager of the Merrill Lynch World Strategy Portfolio. Mr. Robinson has served as a Senior Portfolio Manager of MLAM since 1995. Mr. Robinson has been primarily responsible for the day to day management of the Portfolio's securities portfolio since it commenced operations. Kevin Rendino is the portfolio manager of the Merrill Lynch Basic Value Equity Portfolio. Mr. Rendino has been a Vice President of MLAM since 1993 and was a Senior Research Analyst of MLAM from 1990 to 1992. Mr. Rendino has been primarily responsible for the day to day management of the Portfolio's securities portfolio since it commenced operations.


THE ADMINISTRATOR

Pursuant to an agreement ("Mutual Funds Service Agreement"), Chase Global Funds Services Company (the "Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0


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                                       28
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

billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commences operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of
 .0525% of 1% of the Portfolio's total assets plus $25,000.


THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to: .60% of the respective average daily net assets of the T. Rowe Price Equity Income, EQ/Putnam Growth & Income Value, MFS Research, MFS Emerging Growth Companies and Merrill Lynch Basic Value Equity Portfolios; .65% of the average daily net assets of the EQ/Putnam Balanced Portfolio; .75% of the Warburg Pincus Small Company Value Portfolio's average daily net assets;
 .95% of the respective average daily net assets of the T. Rowe Price International Stock and Merrill Lynch World Strategy Portfolios; and 1.50% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets.

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.


TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable Life acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations.
T. Rowe Price and Price-Fleming, the Advisers to the T. Rowe Price International Stock and T. Rowe Price Equity Income Portfolios, may execute portfolio transactions through certain affiliates of Fleming and Jardine Fleming, which are persons indirectly


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                                       29
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related to the Advisers acting as an agent in accordance with procedures established by the Trust's Board of Trustees. MLAM, the Adviser to the Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, may execute portfolio transactions through certain affiliates of MLAM. MSAM, the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio, may execute portfolio transactions through certain affiliates of MSAM.

The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust does not consider broker-dealer affiliates of an Adviser to one Portfolio to be an affiliate of the Advisers to other Portfolios for which such Adviser does not provide investment advice. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


YEAR 2000

Like other mutual funds, the Trust and the service providers for the Trust and each of its Portfolios rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999 because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its Portfolios.


DESCRIPTION OF THE TRUST AND TRUST'S SHARES


THE TRUST

The Trust is a registered open-end management investment company that was organized as a Delaware business trust on October 31, 1996. The Trust currently is divided into eighteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional portfolios and additional classes of shares.


CHARACTERISTICS OF TRUST'S SHARES

The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest, without par value. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Amended and Restated Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management or advisory agreement.


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                                       30
EQ Advisors Trust

Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act.

As of March 31, 1998, Equitable Life owned 100% of the outstanding shares of the Trust.


PURCHASE AND REDEMPTION OF SHARES

EQ Financial, 1290 Avenue of the Americas, New York, New York, 10104, formerly Equico Securities, Inc., a wholly-owned subsidiary of Equitable Life, serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. EDI, 1290 Avenue of the Americas, New York, New York, 10104, a Delaware corporation and an indirect wholly-owned subsidiary of Equitable Life also serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. Class IB shares are offered and redeemed without a sales charge, at net asset value. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in or redeeming from the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on national business holidays.

The Trust also has distribution agreements for its Class IA shares with EQ Financial and EDI pursuant to which each of them acts as the Distributor for the Class IA shares of the Trust.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under terms of the Distribution Plan and the Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributors which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.


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                                       31
                                                               EQ Advisors Trust

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares;
(d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

   o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

   o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into United States dollars at the bid price last quoted by a composite list of major United States banks.

   o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is, nevertheless, incurred, the investment performance


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                                       32
EQ Advisors Trust
of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Code, each Portfolio will also comply with the investment diversification requirements of Subchapter L of the Code. Should any Portfolio fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the Administrator and the Manager.

Certain additional tax information appears in the Statement of Additional Information.

For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those Contracts.


PERFORMANCE INFORMATION

From time to time, the Trust may advertise the "average annual or cumulative total return" and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Contracts. Performance figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.

The total return on Class IB shares of each Portfolio for the period from May 1, 1997 (unless otherwise noted) to December 31, 1997 was as follows:




                             PORTFOLIO                                 TOTAL RETURN*
-------------------------------------------------------------------   --------------
      Merrill Lynch Basic Value Equity Portfolio ..................        16.99%
      Merrill Lynch World Strategy Portfolio ......................         4.70%
      MFS Emerging Growth Companies Portfolio .....................        22.42%
      MFS Research Portfolio ......................................        16.07%
      EQ/Putnam Balanced Portfolio ................................        14.38%
      EQ/Putnam Growth & Income Value Portfolio ...................        16.23%
      T. Rowe Price Equity Income Portfolio .......................        22.11%
      T. Rowe Price International Stock Portfolio .................       ( 1.49)%
      Warburg Pincus Small Company Value Portfolio ................        19.15%
      Morgan Stanley Emerging Markets Equity Portfolio** ..........       (20.16)%

----------
*     The total return is not annualized.

**    For the period from August 20, 1997 (inception) to December 31, 1997.

Total return information is not provided for Class IA shares of the Trust as no Class IA shares were issued as of December 31, 1997.


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                                       33
                                                               EQ Advisors Trust

The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period. Such performance does not reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.


PRIOR PERFORMANCE OF EACH ADVISER


The following tables provide information concerning the historical performance of another registered investment company (or series) or other institutional private account managed by each Adviser, that has investment objectives, policies, strategies, and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser.


Each Adviser's performance data shown below for other registered investment companies or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities. Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR") retroactively applied to all time periods. All returns present were calculated on a total return basis and include all losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the relevant Adviser's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Composite includes all actual, fee-paying, discretionary institutional private accounts managed by the relevant Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.


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                                       34
EQ Advisors Trust

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., T. Rowe Price International Stock Fund, which is managed by Rowe Price-Fleming International, Inc., and whose investment policies are substantially similar to the T. Rowe Price International Stock Portfolio. However, the T. Rowe Price International Stock Fund will be subject to different expenses than the T. Rowe Price International Stock Portfolio. In addition, holders of variable insurance contracts representing interests in the
T. Rowe Price International Stock Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expense.


The investment results of T. Rowe Price International Stock Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the T. Rowe Price International Stock Portfolio or an individual investor investing in the T. Rowe Price International Stock Portfolio.




                                 T. ROWE PRICE
                              INTERNATIONAL STOCK
YEAR ENDED 12/31/97                  FUND1           MSCI EAFE INDEX2
--------------------------   --------------------   -----------------
     One Year3 ...........            2.70%                1.78%
     Five Years3 .........           13.03%               11.39%
     Ten Years3 ..........           10.62%                6.25%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

3 Annualized performance for the shares of the T. Rowe Price International Stock Fund.

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                                       35
                                                               EQ Advisors Trust

T. ROWE PRICE EQUITY INCOME PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., T. Rowe Price Equity Income Fund, which is managed by
T. Rowe Price Associates, Inc., and whose investment policies are substantially similar to the T. Rowe Price Equity Income Portfolio. However, the T. Rowe Price Equity Income Fund will be subject to different expenses than the T. Rowe Price Equity Income Portfolio. In addition, holders of variable insurance contracts representing interests in the T. Rowe Equity Income Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of T. Rowe Price Equity Income Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the T. Rowe Price Equity Income Portfolio or an individual investor investing in the T. Rowe Price Equity Income Portfolio.




                                 T. ROWE PRICE
YEAR ENDED 12/31/97           EQUITY INCOME FUND1     S&P 500 INDEX2
--------------------------   ---------------------   ---------------
     One Year3 ...........            28.82%               33.36%
     Five Years3 .........            19.99%               20.27%
     Ten Years3 ..........            16.99%               18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the shares of the T. Rowe Price Equity Income Fund. The investment advisory fee applicable to the T. Rowe Price Equity Income Fund was capped at the maximum state-allowed fee in 1987.


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                                       36
EQ Advisors Trust

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., the Putnam Growth & Income Fund II, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Growth & Income Value Portfolio. Putnam Growth & Income Fund II will be subject to different expenses than the EQ/Putnam Growth & Income Value Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam Growth & Income Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Putnam Growth & Income Fund II presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Growth & Income Value Portfolio or an individual investor investing in the EQ/Putnam Growth & Income Value Portfolio.




                                   PUTNAM GROWTH &
YEAR ENDED 12/31/97                INCOME FUND II1     S&P 500 INDEX2
-------------------------------   -----------------   ---------------
     One Year3 ................          24.86%             33.36%
     Since inception3 .........          26.54%             31.19%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the Putnam Growth & Income Fund II. The inception date for the Putnam Growth & Income Fund II was January 5, 1995. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.


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                                       37
                                                               EQ Advisors Trust

EQ/PUTNAM BALANCED PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., The George Putnam Fund of Boston, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Balanced Portfolio. The George Putnam Fund of Boston will be subject to different expenses than the EQ/Putnam Balanced Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam Balanced Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of The George Putnam Fund of Boston presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Balanced Portfolio or an individual investor investing in the EQ/Putnam Balanced Portfolio.




                              THE GEORGE PUTNAM
YEAR ENDED 12/31/97            FUND OF BOSTON1     S&P 500 INDEX2
--------------------------   ------------------   ---------------
     One Year3 ...........          21.02%              33.36%
     Five Years3 .........          15.13%              20.27%
     Ten Years3 ..........          13.92%              18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of The George Putnam Fund of Boston. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.


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                                       38
EQ Advisors Trust

MFS RESEARCH PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., MFS Research Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Research Portfolio. However, MFS Research Fund will be subject to different expenses than the MFS Research Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Research Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Research Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Research Portfolio or an individual investor investing in the MFS Research Portfolio.




YEAR ENDED 12/31/97            MFS RESEARCH FUND1     S&P 500 INDEX2
---------------------------   --------------------   ---------------
     One Year3 ............           20.53%               33.36%
     Five Years3 ..........           20.40%               20.27%
     Ten Years3 ...........           17.17%               18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the MFS Research Fund. The results for the MFS Research Fund do not reflect any sales charge that may be imposed on the Class A shares of the MFS Research Fund, nor any charges that would be imposed at the insurance company separate account level.


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                                       39
                                                               EQ Advisors Trust

MFS EMERGING GROWTH COMPANIES PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., MFS Emerging Growth Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Emerging Growth Companies Portfolio. However, MFS Emerging Growth Fund will be subject to different expenses than the MFS Emerging Growth Companies Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Emerging Growth Companies Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Emerging Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Emerging Growth Companies Portfolio or an individual investor investing in the MFS Emerging Growth Companies Portfolio.




YEAR ENDED 12/31/97          MFS EMERGING GROWTH FUND1   RUSSELL 2000 INDEX2
--------------------------- --------------------------- --------------------
     One Year3 ............             19.73%                  22.36%
     Five Years3 ..........             19.75%                  16.40%
     Ten Years3 ...........             21.30%                  15.77%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestments of dividends. It is compiled by the Frank Russell Company.

3 Annualized performance for the Class B shares of the MFS Emerging Growth Fund. The results for the MFS Emerging Growth Fund do not reflect sales charges that may be imposed on the Class B shares of the MFS Emerging Growth Fund, nor any charges that would be imposed at the insurance company separate account level.


--------------------------------------------------------------------------------
                                       40
EQ Advisors Trust

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Morgan Stanley Institutional Fund, Inc. -- Emerging Markets Portfolio ("MSIF Emerging Markets Portfolio"), which is managed by Morgan Stanley Asset Management Inc., and whose investment policies are substantially similar to the Morgan Stanley Emerging Markets Equity Portfolio. Operating expenses of the MSIF Emerging Markets Portfolio will be different from the operating expenses of the Morgan Stanley Emerging Markets Equity Portfolio. In addition, holders of variable insurance contracts representing interests in the Morgan Stanley Emerging Markets Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MSIF Emerging Markets Portfolio presented below, which represent a Class A share outstanding for the period, are unaudited and are not intended to predict or suggest the returns that might be experienced by the Morgan Stanley Emerging Markets Equity Portfolio or an individual investor investing in the Morgan Stanley Emerging Markets Equity Portfolio.




                                                            IFC GLOBAL TOTAL
                                       MSIF EMERGING        RETURN COMPOSITE
YEAR ENDED 12/31/97                MARKETS PORTFOLIO1,2          INDEX3
-------------------------------   ----------------------   -----------------
     One Year4 ................            (1.03)%               (14.42)%
     Five Years4 ..............            10.23%                  6.16%
     Since inception4 .........            10.13%                  6.93%

----------
1 In accordance with SEC regulations, the performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The expense ratio of MSIF Emerging Markets Portfolio has been capped at 1.75% since inception.

3 The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.

4 Annualized performance for the Class A shares of the MSIF Emerging Markets Portfolio. The Class B shares of the MSIF Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The inception date for the MSIF Emerging Markets Portfolio was September 25, 1992.


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                                       41
                                                               EQ Advisors Trust

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Warburg Pincus Small Company Value Fund, which is managed by Warburg Pincus Asset Management, Inc. and whose investment policies are substantially similar to the Warburg Pincus Small Company Value Portfolio. However, the Warburg Pincus Small Company Value Fund will be subject to different expenses than the Warburg Pincus Small Company Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Warburg Pincus Small Company Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Warburg Pincus Small Company Value Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Warburg Pincus Small Company Value Portfolio or an individual investor investing in such Portfolio and should not be considered a substitute for the Warburg Pincus Small Company Value Portfolio's own performance information.




                                 WARBURG PINCUS SMALL COMPANY
YEAR ENDED 12/31/97                     VALUE FUND1,2          RUSSELL 2000 INDEX3
------------------------------- ----------------------------- --------------------
     One Year4 ................              19.16%                   22.36%
     Since inception4 .........              36.19%                   16.35%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 Absent the waiver of fees by the Warburg Pincus Small Company Value Fund's investment adviser and co-administrator, management fees of the Warburg Pincus Small Company Value Fund would equal 1.00%, other expenses would equal 0.94% and total operating expenses would equal 2.19%. The investment adviser and co-administrator of the Warburg Pincus Small Company Value Fund are under no obligation to continue these waivers.

3 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2,000 small-cap stocks, and includes reinvestment of dividends. It is compiled by the Frank Russell Company.

4 Annualized performance for shares of the Warburg Pincus Small Company Value Fund. The inception date for the Warburg Pincus Small Company Value Fund was December 29, 1995.


--------------------------------------------------------------------------------
                                       42
EQ Advisors Trust

MERRILL LYNCH WORLD STRATEGY PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Merrill Lynch Global Strategy Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., which is managed by Merrill Lynch Asset Management, L.P., and whose investment policies are substantially similar to the Merrill Lynch World Strategy Portfolio. However, the Merrill Lynch Global Strategy Focus Fund will be subject to different expenses than the Merrill Lynch World Strategy Portfolio. In addition, holders of variable insurance contracts representing interests in the Merrill Lynch World Strategy Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Merrill Lynch Global Strategy Focus Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Merrill Lynch World Strategy Portfolio or an individual investor investing in the Merrill Lynch World Strategy Portfolio.




                                     MERRILL LYNCH VARIABLE
                                SERIES FUNDS, INC.--MERRILL LYNCH
YEAR ENDED 12/31/97                GLOBAL STRATEGY FOCUS FUND1     MSCI EAFE INDEX2
------------------------------ ---------------------------------- -----------------
    One Year3 ................                11.94%                     1.78%
    Five Years3 ..............                10.82%                    11.39%
    Since inception3 .........                 9.67%                     8.35%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

3 Annualized performance for shares of the Merrill Lynch Global Strategy Focus Fund. The inception date for the Merrill Lynch Global Strategy Focus Fund was February 28, 1992.


--------------------------------------------------------------------------------
                                       43
                                                               EQ Advisors Trust

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Merrill Lynch Basic Value Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., which is managed by Merrill Lynch Asset Management, L.P., and whose investment policies are substantially similar to the Merrill Lynch Basic Value Equity Portfolio. However, the Merrill Lynch Basic Value Focus Fund will be subject to different expenses than the Merrill Lynch Basic Value Equity Portfolio. In addition, holders of variable insurance contracts representing interests in the Merrill Lynch Basic Value Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Merrill Lynch Basic Value Focus Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Merrill Lynch Basic Value Equity Portfolio or an individual investor investing in the Merrill Lynch Basic Value Equity Portfolio.




                                   MERRILL LYNCH VARIABLE SERIES
                                    FUNDS, INC.--MERRILL LYNCH
YEAR ENDED 12/31/97                   BASIC VALUE FOCUX FUND1       S&P 500 INDEX2
-------------------------------   ------------------------------   ---------------
     One Year3 ................                20.62%                    33.36%
     Since inception3 .........                17.26%                    21.57%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for shares of the Merrill Lynch Basic Value Focus Fund. The inception date for the Merrill Lynch Basic Value Focus Fund was July 1, 1993.


--------------------------------------------------------------------------------
                                       44
EQ Advisors Trust

                                  APPENDIX A

The following table summarizes the historical performance information of certain other registered investment companies or accounts that appears on pages 35 through 44 of this Prospectus. Each other registered investment company or account is managed by an Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by that Adviser. For further information regarding each of the registered investment companies and the indexes presented below, please refer to pages 5 through 14 of this Prospectus.


                          ANNUALIZED RATES OF RETURN
                        PERIOD ENDED DECEMBER 31, 1997



                                                                                            SINCE
FUND NAME                                         1 YEAR        5 YEARS      10 YEARS     INCEPTION
-------------------------------------------   -------------   -----------   ----------   ----------
   THE GEORGE PUTNAM FUND OF BOSTON                21.02%         15.13%       13.92%          --
   S&P 500 Index                                   33.36%         20.27%       18.05%          --
-------------------------------------------       ------          -----        -----           --
   PUTNAM GROWTH & INCOME FUND II                  24.86%            --           --        26.54%
   S&P 500 Index                                   33.36%            --           --        31.19%
-------------------------------------------       ------          -----        -----        -----
   MERRILL LYNCH BASIC VALUE FOCUS FUND            20.62%            --           --        17.26%
   S&P 500 Index                                   33.36%            --           --        21.57%
-------------------------------------------       ------          -----        -----        -----
   MERRILL LYNCH GLOBAL STRATEGY FOCUS             11.94%         10.82%          --         9.67%
     FUND
   MSCI EAFE Index                                  1.78%         11.39%          --         8.35%
-------------------------------------------       ------          -----        -----        -----
   MFS EMERGING GROWTH FUND                        19.73%         19.75%       21.30%          --
   Russell 2000 Index                              22.36%         16.40%       15.77%          --
-------------------------------------------       ------          -----        -----        -----
   MFS RESEARCH FUND                               20.53%         20.40%       17.17%          --
   S&P 500 Index                                   33.36%         20.27%       18.05%          --
-------------------------------------------       ------          -----        -----        -----
   MSIF EMERGING MARKETS PORTFOLIO                ( 1.03)%        10.23%          --        10.13%
   IFC Global Total Return Composite              (14.42)%         6.16%          --         6.93%
                                                  ------          -----        -----        -----
     Index
-------------------------------------------
   T. ROWE PRICE EQUITY INCOME FUND                28.82%         19.99%       16.99%          --
   S&P 500 Index                                   33.36%         20.27%       18.05%          --
-------------------------------------------       ------          -----        -----        -----
   T. ROWE PRICE INTERNATIONAL STOCK FUND           2.70%         13.03%       10.62%          --
   MSCI EAFE Index                                  1.78%         11.39%        6.25%          --
-------------------------------------------       ------          -----        -----        -----
   WARBURG PINCUS SMALL COMPANY VALUE
     FUND                                          19.16%            --           --        36.19%
   Russell 2000 Index                              22.36%            --           --        16.35%


--------------------------------------------------------------------------------
                                      A-1
                                                               EQ Advisors Trust

                               EQ ADVISORS TRUST
            1290 Avenue of the Americas -- New York, New York 10104


EQ Advisors Trust ("Trust") is an open-end management investment company that offers a selection of professionally managed investment portfolios ("Portfolios"). Each Portfolio has its own investment objective and policies that are designed to meet different investment goals.


This Prospectus describes the following five Portfolios currently offered by the Trust.


      o  T. Rowe Price Equity Income Portfolio


      o  MFS Research Portfolio


      o  Warburg Pincus Small Company Value Portfolio


      o  Merrill Lynch World Strategy Portfolio


      o  BT Equity 500 Index Portfolio


The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares offered pursuant to another prospectus, and Class IB shares offered hereby.


This Prospectus sets forth concisely the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at the address noted above. California residents can obtain a copy of the Statement of Additional Information by calling 1-800-999-3527. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         PROSPECTUS DATED MAY 1, 1998













--------------------------------------------------------------------------------
EQAT-A66

(5/98)

                             FINANCIAL HIGHLIGHTS

The financial information in the table below for the period May 1, 1997* (unless otherwise noted) to December 31, 1997 has been derived from financial statements of the Trust which have been audited by Price Waterhouse LLP, independent public accountants. Price Waterhouse LLP's report on the Trust's financial statements as of December 31, 1997 appears in the Trust's Annual Report. The information listed below should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information. The Annual Report includes more information about the Trust's performance and is available without charge upon request.



                                              NET REAL-
                                              IZED AND
                                             UNREALIZED
                                             GAIN (LOSS)
                                             ON INVEST-
                                              MENTS AND
                    NET ASSET                  FOREIGN       TOTAL
                      VALUE,        NET       CURRENCY       FROM
                    BEGINNING   INVESTMENT    TRANSAC-    INVESTMENT
                    OF PERIOD     INCOME        TIONS     OPERATIONS
 T. Rowe Price
 Equity Income
 Portfolio           $ 10.00      $ 0.10       $ 2.11       $ 2.21
 MFS Research
 Portfolio           $ 10.00      $ 0.02       $ 1.58       $ 1.60
 Warburg Pincus
 Small Company
 Value Portfolio     $ 10.00      $ 0.01       $ 1.90       $ 1.91
 Merrill Lynch
 World Strategy
 Portfolio           $ 10.00      $ 0.08       $ 0.39       $ 0.47



                                                           DISTRIBU-
                    DIVIDENDS     DIVIDENDS    DISTRIBU-     TIONS       TOTAL
                     FROM NET   IN EXCESS OF     TIONS     IN EXCESS   DIVIDENDS
                     INVEST-         NET          FROM         OF         AND      NET ASSET
                       MENT      INVESTMENT     REALIZED    REALIZED   DISTRIBU-   VALUE, END
                      INCOME       INCOME        GAINS       GAINS       TIONS     OF PERIOD
 T. Rowe Price
 Equity Income
 Portfolio           $ (0.09)                 $(0.04)                   $ (0.13)    $ 12.08
 MFS Research
 Portfolio           $ (0.02)                 $(0.01)       $ (0.09)    $ (0.12)    $ 11.48
 Warburg Pincus
 Small Company
 Value Portfolio     $ (0.01)                               $ (0.05)    $ (0.06)    $ 11.85
 Merrill Lynch
 World Strategy
 Portfolio           $ (0.05)                               $ (0.11)    $ (0.16)    $ 10.31


                                                 RATIO OF        RATIO OF
                                                EXPENSES TO    EXPENSES TO
                                 NET ASSETS,    AVERAGE NET    AVERAGE NET
                                    END OF     ASSETS AFTER   ASSETS BEFORE
                       TOTAL        PERIOD        WAIVERS        WAIVERS
                    RETURN (B)     (000'S)        (A)(C)          (A)(C)
 T. Rowe Price
 Equity Income
 Portfolio             22.11%      $ 99,947         0.85%          1.74%
 MFS Research
 Portfolio             16.07%      $114,754         0.85%          1.78%
 Warburg Pincus
 Small Company
 Value Portfolio       19.15%      $120,880         1.00%          1.70%
 Merrill Lynch
 World Strategy
 Portfolio              4.70%      $ 18,210         1.20%          3.05%



                    RATIO OF NET    RATIO OF NET
                     INVESTMENT      INVESTMENT
                      INCOME TO      INCOME TO                                  PER SHARE
                     AVERAGE NET    AVERAGE NET                                  BENEFIT
                    ASSETS AFTER   ASSETS BEFORE                     AVERAGE      TO NET
                       WAIVERS        WAIVERS        PORTFOLIO     COMMISSION   INVESTMENT
                       (A)(C)          (A)(C)      TURNOVER RATE    RATE PAID   INCOME(C)
 T. Rowe Price
 Equity Income
 Portfolio               2.49%          1.60%             9%        $ 0.0293     $ 0.03
 MFS Research
 Portfolio               0.65%         (0.28)%           51%        $ 0.0471     $ 0.03
 Warburg Pincus
 Small Company
 Value Portfolio         0.26%         (0.44)%           44%        $ 0.0545     $ 0.03
 Merrill Lynch
 World Strategy
 Portfolio               1.89%          0.04%            58%        $ 0.0299     $ 0.08

--------
 * Commencement of Operations. No financial highlights are presented for the BT Equity 500 Index Portfolio, which received initial capital on December 31, 1997.

(a) Annualized.

(b) Total return calculated for a period of less than one year is not annualized.

(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreements" in the Prospectus.


--------------------------------------------------------------------------------
                                       2
EQ Advisors Trust

THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" type of mutual fund, the Trust issues shares of beneficial interest that are currently divided among eighteen Portfolios five of which are offered by this Prospectus. Each Portfolio is a separate series of the Trust with its own objective and policies. Each of the Portfolios set forth below, except for the Merrill Lynch World Strategy Portfolio, are diversified for 1940 Act purposes. The Trustees of the Trust may establish additional Portfolios at any time.


Each Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of each Portfolio., T. Rowe Price Associates, Inc., Massachusetts Financial Services Company, Warburg Pincus Asset Management, Inc., Merrill Lynch Asset Management, L.P., and Bankers Trust Company serve as the advisers (each an "Adviser" and, together, the "Advisers") to one or more of the Portfolios, as detailed in the table below.




PORTFOLIO                                      ADVISER
---------------------------------------------- -----------------------------------------
T. Rowe Price Equity Income Portfolio          T. Rowe Price Associates, Inc.
MFS Research Portfolio                         Massachusetts Financial Services Company
Warburg Pincus Small Company Value Portfolio   Warburg Pincus Asset Management, Inc.
Merrill Lynch World Strategy Portfolio         Merrill Lynch Asset Management, L.P.
BT Equity 500 Index Portfolio                  Bankers Trust Company

The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Trust's Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.


The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQ Financial"), the Trust's Manager, serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. (EQ Financial and EDI are collectively referred to as the "Distributors"). The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable Life"). Both classes of shares are offered and redeemed at their net asset value without any sales load.


Class IA shares may be offered pursuant to another prospectus and are subject to the same expenses as the Class IB shares, but unlike the Class IB shares they are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.


INVESTMENT OBJECTIVES AND POLICIES


The following is a brief description of the investment objectives and policies of each of the Portfolios. All of the objectives and policies of each Portfolio, unless otherwise noted, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the Statement of Additional Information. Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.


--------------------------------------------------------------------------------
                                       3
                                                               EQ Advisors Trust

T. ROWE PRICE EQUITY INCOME PORTFOLIO

The investment objective of the T. Rowe Price Equity Income Portfolio is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for increasing dividend income and capital appreciation. Over time, the income component (dividends and interest earned) of the Portfolio's investments is expected to be a significant contributor to the Portfolio's total return. The Portfolio's yield is expected to be significantly above that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

The investment program of the Portfolio is based on several premises. First, the Adviser believes that over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks that distribute a high level of current income tend to have less price volatility than those that pay below average dividends.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in income-producing common stocks of established companies paying above-average dividends. The Adviser uses a "value" approach and invests in common stocks and other equities-related securities it believes are temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio's investments will generally be made in companies that share some of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500; low price/earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to company's underlying value as measured by assets, earnings, cash flow or business franchises.

Although the Portfolio will invest primarily in United States common stocks, it may also purchase other types of securities (for example, foreign securities, preferred stocks, convertible securities and warrants) when considered consistent with the Portfolio's investment objective and program. The Portfolio may invest up to 25% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the United States and dollar-denominated securities traded in the United States (such as American Depositary Receipts ("ADRs")). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

The Portfolio may also engage in a variety of investment practices, such as buying and selling options and futures contracts and engaging in foreign currency exchange transactions. In addition, the Portfolio may invest up to 10% of its total assets in hybrid instruments.

The Portfolio may also invest a portion of its assets in United States government securities and high-quality United States and foreign dollar-denominated money market securities (i.e., within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO")) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.

The Portfolio may also invest in debt securities of any type including municipal securities, without regard to quality or rating. Such securities would be purchased in companies that meet the investment criteria for the Portfolio. The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. The Portfolio, however, will not invest more than 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds").

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, convertible securities, borrowings, foreign securities, repurchase agreements, derivatives, United States government securities, securities loans, foreign currency transactions, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


--------------------------------------------------------------------------------
                                       4
EQ Advisors Trust

MFS RESEARCH PORTFOLIO

The investment objective of the MFS Research Portfolio is to provide long-term growth of capital and future income. In pursuing its objective, the Portfolio invests a substantial portion of its assets in the common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth. A smaller proportion of the assets of the Portfolio may be invested in bonds, short-term debt obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income securities, the Adviser emphasizes progressive, well-managed companies.

The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of the Adviser. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 20% of its total assets in foreign securities, including those in emerging markets. These securities include dollar-denominated and non-dollar-denominated foreign securities. Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities.

The Portfolio may invest in investment grade debt securities and may invest up to 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, convertible securities, borrowings, repurchase agreements, securities loans, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

The investment objective of the Warburg Pincus Small Company Value Portfolio is to seek long-term capital appreciation. The Portfolio is a diversified management investment company that pursues its investment objective by investing primarily in a portfolio of equity securities of small capitalization companies (i.e., companies having market capitalizations of $1 billion or less at the time of initial purchase) that the Adviser considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stock, preferred stocks, debt securities convertible into common stocks, warrants and other rights of small companies. The Portfolio may invest up to 10% of its total assets in warrants.

The Adviser will determine whether a company is undervalued based on a variety of measures, including: price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth and debt/capital ratio. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. The Portfolio will invest primarily in companies whose securities are traded on United States stock exchanges or in the United States over-the-counter market, but it may invest up to 20% of its total assets in foreign securities.

The Portfolio may also invest up to 20% of its total assets in investment grade securities (other than money market obligations) that are not convertible into common stock for the purpose of seeking capital appreciation. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of such securities by the Portfolio. The Adviser will consider such events in its


--------------------------------------------------------------------------------
                                       5
                                                               EQ Advisors Trust
determination of whether the Portfolio should continue to hold the securities. The interest income to be derived may be considered as one factor in selecting debt securities by the Adviser.

The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years of less remaining to maturity) money market obligations. For temporary defensive purposes, the Portfolio may invest in these securities without limit. These instruments consist of: obligations issued or guaranteed by the United States Government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high-quality investments or, if unrated, deemed by the Adviser to be high-quality investments; commercial paper rated no lower than A2 by Standard & Poor's Rating Service ("S&P") or Prime2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories by any NRSRO; and repurchase agreements with respect to the foregoing.

When the Adviser believes that a defensive posture is warranted, the Portfolio may invest temporarily, without limit, in investment grade debt obligations and in domestic and foreign money market instruments, including repurchase agreements.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, borrowings, options, securities loans, small company securities, derivatives, futures contracts, foreign currency transactions, United States Government securities, short sales against the box, convertible securities, investment grade and lower-quality fixed income securities, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MERRILL LYNCH WORLD STRATEGY PORTFOLIO

The investment objective of the Merrill Lynch World Strategy Portfolio is to seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers. Total investment return consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations. Investing in foreign securities involves special considerations. The Portfolio may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

The Portfolio seeks to achieve its objective by investing primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East. There are no prescribed limits on the geographical allocation of the Portfolio among these regions. Such allocation will be made primarily on the basis of the anticipated total return from investments in the securities of issuers wherever located, considering such factors as: the condition and growth potential of the various economies and securities markets and the issuers domiciled therein; anticipated movements in interest rates in the various capital markets and in the value of foreign currencies relative to the United States dollar; tax considerations; and economic, social, financial, national and political factors that may affect the climate for investing within the various securities markets. When in the judgment of the Adviser, economic or market conditions warrant, the Portfolio reserves the right to concentrate its investments in one or more capital markets, including the United States.

The equity and convertible preferred securities in which the Portfolio may invest are primarily securities issued by quality companies. Generally, the characteristics of such companies include a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management.

The corporate debt securities, including convertible debt securities, in which the Portfolio may invest will be primarily investment grade securities rated BBB or better by S&P or Baa or better by Moody's or of comparable quality. The Portfolio may also invest in debt obligations issued or guaranteed by sovereign governments, political subdivisions thereof (including states, provinces and municipalities) or their


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agencies or instrumentalities or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank") and the European Coal and Steel Community. Investments in securities of supranational entities are subject to the risk that member governments will fail to make required capital contributions and that a supranational entity will thus be unable to meet its obligations.

When market or financial conditions warrant, the Portfolio may invest as a temporary defensive measure up to 100% of its assets in United States Government or Government agency securities issued or guaranteed by the United States Government or its agencies or instrumentalities, money market securities or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash.

The Portfolio is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Portfolio's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Code.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, floaters, futures contracts, foreign securities, foreign currency transactions, United States Government securities, convertible securities, borrowings, derivatives, investment grade fixed income securities, repurchase agreements, securities loans, illiquid securities, and forward commitments) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


BT EQUITY 500 INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is an index of 500 common stocks of companies from many industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Adviser believes that the performance of the S&P 500 is representative of the performance of publicly-traded common stocks in the United States in general.

The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity on each stock and its adequacy as a representation of stocks in a particular industry, and may be changed from time to time. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein. In seeking to replicate the performance of the S&P 500, before deduction of Portfolio expenses, the Adviser will attempt over time to allocate the Portfolio's investment among common stocks included in the S&P 500 in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the index's value. The Adviser utilizes a two-stage sampling approach in seeking to achieve its objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the S&P 500. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to increase the Portfolio's liquidity while reducing costs.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly


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if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Portfolio will not purchase the stock of Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses.

Over time, the correlation between the performance of the Portfolio and the S&P 500 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the S&P 500. The Portfolio's ability to track the S&P 500 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the S&P 500, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the S&P 500.

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio may not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, illiquid securities, investment grade fixed income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, each of the Portfolios, for example, may purchase and sell call and put options (except for MFS Research Portfolio), engage in transactions in futures contracts and related options and engage in forward foreign currency exchange transactions (except for MFS Research Portfolio and BT Equity 500 Index Portfolio). They may also enter into repurchase agreements, and borrow funds under certain limited circumstances. In addition, each Portfolio may engage in other types of investment strategies as described below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument. Certain investment strategies and instruments and the risks related to them are summarized below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.


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ASSET-BACKED SECURITIES. The BT Equity 500 Index Portfolio may invest in asset-backed securities. These asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BORROWINGS. The Portfolios may borrow money from banks or other lenders as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Portfolio's investment objective and program. Such borrowings would be subject to interest costs which may or may not be recovered by appreciation of securities purchased. Borrowings for the T. Rowe Price Equity Income Portfolio, MFS Research Portfolio, Merrill Lynch World Strategy Portfolio, and BT Equity 500 Index Portfolio may not exceed 33 1/3% of each Portfolio's total assets. Borrowings for the Warburg Pincus Small Company Value Portfolio may not exceed 30% of the Portfolio's total assets. Each Portfolio may pledge its assets to secure these permissible borrowings. No Portfolio may purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a borrowing. Further information concerning each Portfolio's fundamental policy with respect to borrowings is provided in the Statement of Additional Information.

CONVERTIBLE SECURITIES. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES. Each Portfolio (except the MFS Research Portfolio) may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, collateralized mortgage obligations, floaters, futures, hybrid instruments, inverse floaters, mortgage-backed securities, options, stripped mortgage-backed securities, structured notes, and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section or the Statement of Additional Information.

FOREIGN SECURITIES. Foreign investments involve certain risks that are not present in domestic securities. Because each of the Portfolios (except the BT Equity 500 Index Portfolio) may purchase securities denominated in foreign currencies, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.


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Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, Southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

In addition, investment in foreign securities may also include the risk of expropriation by a foreign government.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case


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of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Certain Portfolios may invest in the following types of foreign securities or engage in the following types of transactions related to foreign securities.

DEPOSITARY RECEIPTS. Each of the Portfolios (except the BT Equity 500 Index Portfolio) may purchase depositary receipts, which are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs and Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly above.

FOREIGN CURRENCY TRANSACTIONS. Each of the Portfolios (except the BT Equity 500 Index Portfolio) may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the MFS Research Portfolio and BT Equity 500 Index Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Each of the Portfolios (except the MFS Research Portfolio and BT Equity 500 Index Portfolio) may also purchase and sell foreign currency futures contracts and may purchase and sell exchange traded call and put options on foreign currency futures contracts and on foreign currencies. The Merrill Lynch World Strategy Portfolio may engage in over-the-counter ("OTC") options on foreign currency transactions. The Merrill Lynch World Strategy Portfolio will engage in OTC options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. Each of the Portfolios (except the MFS Research Portfolio and BT Equity 500 Index Portfolio) may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Merrill Lynch World Strategy Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.


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FORWARD COMMITMENTS. Each Portfolio (except the Warburg Pincus Small Company
Value Portfolio) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

HYBRID INSTRUMENTS. The T. Rowe Price Equity Income Portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID SECURITIES. The Warburg Pincus Small Company Value Portfolio may invest up to 10% of its assets and each of the other Portfolios may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including nonnegotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid, and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined by the Board of Trustees to be liquid, will not be considered by the Adviser to be illiquid or not readily marketable and, therefore, are not subject to the 10% or 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. Each Portfolio may invest in or hold a portion of its total assets in investment grade or, except as noted below, lower quality fixed income securities. The BT Equity 500 Index Portfolio may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody's or BBB or higher by S&P or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. Lower quality fixed income securities are securities that are rated in the lower categories by NRSROs (i.e., Ba or lower by Moody's and BB or lower by S&P) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In


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addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

MORTGAGES AND MORTGAGE-RELATED SECURITIES. The BT Equity 500 Index Portfolio may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.


OPTIONS AND FUTURES TRANSACTIONS. Each Portfolio (except the MFS Research Portfolio) may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. Each Portfolio (except the MFS Research Portfolio) may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. Each Portfolio that is permitted to invest in futures contracts and related options may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets. No Portfolio (other than the Warburg Pincus Small Company Value Portfolio) will commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options may not exceed 25% of its total assets. The BT Equity 500 Index Portfolio may not at any time commit more than 20% of its assets to options and futures contracts. The Warburg Pincus Small Company Value Portfolio may commit up to 10% of its total assets to premiums when purchasing put or call options. The Warburg Pincus Small Company Value Portfolio may utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes. The Merrill Lynch World Strategy Portfolio may engage in OTC put and call option transactions. Options traded in the OTC


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market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as "cover" for such options, may be considered illiquid securities.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an OTC option and the resulting inability to close a futures position or OTC option prior to its maturity date.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

REVERSE REPURCHASE AGREEMENTS. The BT Equity 500 Index Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Borrowing" for more information concerning restrictions on borrowing by the Portfolio.

SECURITIES LOANS. The T. Rowe Price Equity Income Portfolio and the MFS Research Portfolio may each seek to earn additional income by making secured loans of portfolio securities with a value up to 33 1/3% of their respective total assets. The BT Equity 500 Index Portfolio may lend portfolio securities in an amount up to 30% of its total assets. The Merrill Lynch World Strategy Portfolio and Warburg Pincus Small Company Value Portfolio may each lend portfolio securities in an amount up to 20% of their respective total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or highgrade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities


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involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Further information concerning each Portfolio's fundamental policy with respect to loans is provided in the Statement of Additional Information.

SHORT SALES AGAINST THE BOX. The Warburg Pincus Small Company Value Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which the Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

SMALL COMPANY SECURITIES. The Warburg Pincus Small Company Value Portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in the Warburg Pincus Small Company Value Portfolio may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

UNITED STATES GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., the Tennessee Valley Authority).

WARRANTS. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each new Portfolio's turnover rate is not expected to exceed 100% during its first year of


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                                       15
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operation. A high turnover rate (100% or more) increases transaction costs
(e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and increases realized gains and losses. See "Financial Highlights" above for the actual portfolio turnover rates of the Portfolios through December 31, 1997, and also see "Dividends, Distributions and Taxes" below.


MANAGEMENT OF THE TRUST


THE BOARD OF TRUSTEES

The Board of Trustees of the Trust provides broad supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-Laws.


THE MANAGER

The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). It is located at 1290 Avenue of the Americas, New York, New York 10104. Besides its activities with respect to the Trust, the Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other business entities. The Manager is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life, a New York stock life insurance company.

The Manager is responsible for providing general management services to the Trust and in the exercise of such responsibility selects, subject to review and approval by the Trustees, the investment advisers for the Trust's Portfolios and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager is responsible for providing the Trust with office space, office equipment, and personnel necessary to operate the Trust's business, and also supervises the provision of services by third parties such as the Trust's custodian and administrator.

As compensation for managing the T. Rowe Price Equity Income Portfolio and the MFS Research Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the respective Portfolio's average daily net assets. As compensation for managing the Merrill Lynch World Strategy Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .70% of the Portfolio's average daily net assets. As compensation for managing the Warburg Pincus Small Company Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .65% of the Portfolio's average daily net assets. As compensation for managing the BT Equity 500 Index Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .25% of the Portfolio's average daily net assets.

The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contract owners; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the


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nature of the services performed and relative applicability to each Portfolio.
As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class IB shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of its shares.


THE ADVISERS

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of the Portfolio that it advises. Monthly, with respect to each Portfolio, each Adviser is paid the pro rata portion of an annual fee, based on the monthly average of the assets of the Portfolio for which it serves as the Adviser. The Manager will retain, as compensation for the services described under "The Manager" and to pay its expenses, the difference between the fees paid to each Adviser and the management fee of the applicable Portfolio. Each Adviser has agreed that once the Portfolio has paid the Manager its management fee the Adviser will look only to the Manager as the party responsible for making the payment of its advisory fee.

The Advisers are employed for management of the assets of a Portfolio pursuant to investment advisory agreements approved by the Board of Trustees of the Trust (including a majority of certain Trustees who are not interested persons of the Trust or the Manager), and an Adviser's services may be terminated at any time by the Manager, the Board of Trustees, or the shareholders of an affected Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, has been the Adviser to the T. Rowe Price Equity Income Portfolio since the Portfolio commenced its operations. As compensation for services as the Portfolio's Adviser, the Manager pays T. Rowe Price a monthly fee at an annual rate equal to .40% of the Portfolio's average daily net assets.

T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in 1937. As of December 31, 1997, T. Rowe Price and its affiliates managed more than $126 billion of assets. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds. Investment decisions with respect to the T. Rowe Price Equity Income Portfolio are made by an Investment Advisory Committee composed of the following members: Brian C. Rogers, Chairman, Thomas H. Broadus, Jr., Richard P. Howard, and William J. Stromberg. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Research Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the Portfolio, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the Portfolio's average daily net assets up to and including $150 million; .375% of the Portfolio's average daily net assets over $150 million and up to and including $300 million; and
 .35% of the Portfolio's average daily net assets in excess of $300 million.


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MFS is America's oldest mutual fund organization. MFS is located at 500
Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings, Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. The portfolio securities of the MFS Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The assets of the MFS Research Portfolio are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objectives of the MFS Research Portfolio within their assigned industry responsibility.

Warburg Pincus Asset Management, Inc. ("WPAM") has been the Adviser to the Warburg Pincus Small Company Value Portfolio since the Portfolio commenced operations. WPAM is located at 466 Lexington Avenue, New York, New York 10017-3147. As compensation for services as the Portfolio's Adviser, the Manager pays WPAM a monthly fee at an annual rate equal to .50% of the Portfolio's average daily net assets.

WPAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, WPAM managed approximately $19.7 billion in assets. WPAM, incorporated in 1970, is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), a New York partnership which has no business other than being a holding company of WPAM and its affiliates. Lionel Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and WPAM.

Kyle F. Frey, a senior vice president of WPAM, has been responsible for the day to day management of Warburg Pincus Small Company Value Portfolio's securities portfolio since the Portfolio commenced operations. Mr. Frey has been with WPAM since 1989.

Merrill Lynch Asset Management, L.P. ("MLAM") has been the Adviser to the Merrill Lynch World Strategy Portfolio since the Portfolio commenced operations. MLAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08543-9011. As compensation for services as the Portfolio's Adviser, the Manager pays MLAM a monthly fee at an annual rate equal to: .50% of the Portfolio's average daily net assets up to and including $100 million; .45% of the Portfolio's average daily net assets over $100 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million.

MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The general partner of MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of December 31, 1997, the Adviser and its affiliates had a total of approximately $278 billion in investment company and other portfolio assets under management, including assets of certain affiliates of MLAM.

Thomas R. Robinson is the portfolio manager of the Merrill Lynch World Strategy Portfolio. Mr. Robinson has served as a Senior Portfolio Manager of MLAM since 1995. Mr. Robinson has been primarily responsible for the day to day management of the Portfolio's securities portfolio since it commenced operations.

Bankers Trust Company ("Bankers Trust") has been the Adviser to the BT Equity 500 Index Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the Portfolio, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .05% of the Portfolio's average daily net assets.

Bankers Trust is a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust is a wholly-owned subsidiary of Bankers


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Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $317.8 billion in assets under management as of December 31, 1997.

THE ADMINISTRATOR

Pursuant to an agreement ("Mutual Funds Service Agreement"), Chase Global Funds Services Company (the "Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets;
 .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commences operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.

THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to: .60% of the respective average daily net assets of the T. Rowe Price Equity Income and MFS Research Portfolios; .75% of the Warburg Pincus Small Company Value Portfolio's average daily net assets; .95% of the Merrill Lynch World Strategy Portfolio's average daily net assets; and .30% of the average daily net assets of the BT Equity 500 Index Portfolio.

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.


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TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable Life acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations.
T. Rowe Price, the Adviser to the T. Rowe Price Equity Income Portfolio, may execute portfolio transactions through certain affiliates of Robert Fleming and Jardine Fleming Group Limited, which are persons indirectly related to the Adviser, acting as an agent in accordance with procedures established by the Trust's Board of Trustees. MLAM, the Adviser to the Merrill Lynch World Strategy Portfolio, may execute portfolio transactions through certain affiliates of MLAM. Bankers Trust, the Adviser to the BT Equity 500 Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust.

The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust does not consider broker-dealer affiliates of an Adviser to one Portfolio to be an affiliate of the Advisers to other Portfolios for which such Adviser does not provide investment advice. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


YEAR 2000

Like other mutual funds, the Trust and the service providers for the Trust and each of its Portfolios rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999 because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its Portfolios.


DESCRIPTION OF THE TRUST AND TRUST'S SHARES


THE TRUST

The Trust is a registered open-end management investment company that was organized as a Delaware business trust on October 31, 1996. The Trust currently is divided into eighteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional portfolios and additional classes of shares.


CHARACTERISTICS OF TRUST'S SHARES

The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest, without par value. Each share of each class of a Portfolio shall be entitled to one vote (or fraction


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thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio shall vote together on any matter, except to the extent otherwise required by the 1940
Act, or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Amended and Restated Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management or advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act.

As of March 31, 1998, Equitable Life owned 100% of the outstanding shares of the Trust.


PURCHASE AND REDEMPTION OF SHARES

EQ Financial, 1290 Avenue of the Americas, New York, New York, 10104, formerly Equico Securities, Inc., a wholly-owned subsidiary of Equitable Life, serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. EDI, 1290 Avenue of the Americas, New York, New York, 10104, a Delaware corporation and an indirect wholly-owned subsidiary of Equitable Life also serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. Class IB shares are offered and redeemed without a sales charge, at net asset value. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in or redeeming from the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on national business holidays.

The Trust also has distribution agreements for its Class IA shares with EQ Financial and EDI pursuant to which each of them acts as the Distributor for the Class IA shares of the Trust.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.


--------------------------------------------------------------------------------
                                       21
                                                               EQ Advisors Trust

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under terms of the Distribution Plan and the Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributors which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.


The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares;
(d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.


All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


HOW ASSETS ARE VALUED


Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:


    o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.


    o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into United States dollars at the bid price last quoted by a composite list of major United States banks.

    o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

    o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.


--------------------------------------------------------------------------------
                                       22
EQ Advisors Trust

DIVIDENDS, DISTRIBUTIONS AND TAXES


Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.


Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is, nevertheless, incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio.


In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Code, each Portfolio will also comply with the investment diversification requirements of Subchapter L of the Code. Should any Portfolio fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the Administrator and the Manager.


Certain additional tax information appears in the Statement of Additional Information.


For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those Contracts.


PERFORMANCE INFORMATION


From time to time, the Trust may advertise the "average annual or cumulative total return" and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Contracts. Performance figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.


--------------------------------------------------------------------------------
                                       23
                                                               EQ Advisors Trust

The total return on Class IB shares of each Portfolio for the period from May 1, 1997 (unless otherwise noted) to December 31, 1997 was as follows:



PORTFOLIO                                                     TOTAL RETURN*
------------------------------------------------------------ --------------
     Merrill Lynch World Strategy Portfolio ................       4.70%
     MFS Research Portfolio ................................      16.07%
     T. Rowe Price Equity Income Portfolio .................      22.11%
     Warburg Pincus Small Company Value Portfolio ..........      19.15%

----------
*     The total return is not annualized.


Total return information is not provided for the BT Equity 500 Index Portfolio because it had no operations as of December 31, 1997 except for the issuance of Class IB shares. In addition, total return information is not provided for Class IA shares of the Trust as no Class IA shares were issued as of December 31, 1997.


The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period. Such performance does not reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.


PRIOR PERFORMANCE OF EACH ADVISER


The following tables provide information concerning the historical performance of another registered investment company (or series) or other institutional private account managed by each Adviser, that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser.


Each Adviser's performance data shown below for other registered investment companies or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities. Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR") retroactively applied to all time periods. All returns present were calculated on a total return basis and include all losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the relevant Adviser's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Composite includes all actual, fee-paying, discretionary institutional private accounts managed by the relevant Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.


--------------------------------------------------------------------------------
                                       24
EQ Advisors Trust

T. ROWE PRICE EQUITY INCOME PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., T. Rowe Price Equity Income Fund, which is managed by
T. Rowe Price Associates, Inc., and whose investment policies are substantially similar to the T. Rowe Price Equity Income Portfolio. However, the T. Rowe Price Equity Income Fund will be subject to different expenses than the T. Rowe Price Equity Income Portfolio. In addition, holders of variable insurance contracts representing interests in the T. Rowe Equity Income Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of T. Rowe Price Equity Income Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the T. Rowe Price Equity Income Portfolio or an individual investor investing in the T. Rowe Price Equity Income Portfolio.




                                 T. ROWE PRICE
YEAR ENDED 12/31/97           EQUITY INCOME FUND1     S&P 500 INDEX2
--------------------------   ---------------------   ---------------
     One Year3 ...........            28.82%               33.36%
     Five Years3 .........            19.99%               20.27%
     Ten Years3 ..........            16.99%               18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the shares of the T. Rowe Price Equity Income
  Fund. The investment advisory fee applicable to the T. Rowe Price Equity Income Fund was capped at the maximum state-allowed fee in 1987.


--------------------------------------------------------------------------------
                                       25
                                                               EQ Advisors Trust

MFS RESEARCH PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., MFS Research Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Research Portfolio. However, MFS Research Fund will be subject to different expenses than the MFS Research Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Research Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Research Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Research Portfolio or an individual investor investing in the MFS Research Portfolio.




YEAR ENDED 12/31/97            MFS RESEARCH FUND 1     S&P 500 INDEX2
---------------------------   ---------------------   ---------------
     One Year3 ............            20.53%               33.36%
     Five Years3 ..........            20.40%               20.27%
     Ten Years3 ...........            17.17%               18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the MFS Research Fund. The results for the MFS Research Fund do not reflect any sales charge that may be imposed on the Class A shares of the MFS Research Fund, nor any charges that would be imposed at the insurance company separate account level.


--------------------------------------------------------------------------------
                                       26
EQ Advisors Trust

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Warburg Pincus Small Company Value Fund, which is managed by Warburg Pincus Asset Management, Inc. and whose investment policies are substantially similar to the Warburg Pincus Small Company Value Portfolio. However, the Warburg Pincus Small Company Value Fund will be subject to different expenses than the Warburg Pincus Small Company Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Warburg Pincus Small Company Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Warburg Pincus Small Company Value Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Warburg Pincus Small Company Value Portfolio or an individual investor investing in such Portfolio and should not be considered a substitute for the Warburg Pincus Small Company Value Portfolio's own performance information.




                                   WARBURG PINCUS SMALL COMPANY
YEAR ENDED 12/31/97                       VALUE FUND1, 2           RUSSELL 2000 INDEX3
-------------------------------   -----------------------------   --------------------
     One Year4 ................                19.16%                     22.36%
     Since inception4 .........                36.19%                     16.35%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 Absent the waiver of fees by the Warburg Pincus Small Company Value Fund's investment adviser and co-administrator, management fees of the Warburg Pincus Small Company Value Fund would equal 1.00%, other expenses would equal 0.94% and total operating expenses would equal 2.19%. The investment adviser and co-administrator of the Warburg Pincus Small Company Value Fund are under no obligation to continue these waivers.

3 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2,000 small-cap stocks, and includes reinvestment of dividends. It is compiled by the Frank Russell Company.

4 Annualized performance for shares of the Warburg Pincus Small Company Value
  Fund. The inception date for the Warburg Pincus Small Company Value Fund was December 29, 1995.


--------------------------------------------------------------------------------
                                       27
                                                               EQ Advisors Trust

MERRILL LYNCH WORLD STRATEGY PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Merrill Lynch Global Strategy Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., which is managed by Merrill Lynch Asset Management, L.P., and whose investment policies are substantially similar to the Merrill Lynch World Strategy Portfolio. However, the Merrill Lynch Global Strategy Focus Fund will be subject to different expenses than the Merrill Lynch World Strategy Portfolio. In addition, holders of variable insurance contracts representing interests in the Merrill Lynch World Strategy Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Merrill Lynch Global Strategy Focus Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Merrill Lynch World Strategy Portfolio or an individual investor investing in the Merrill Lynch World Strategy Portfolio.




                                       MERRILL LYNCH VARIABLE
                                 SERIES FUNDS, INC. -- MERRILL LYNCH
YEAR ENDED 12/31/97                  GLOBAL STRATEGY FOCUS FUND1      MSCI EAFE INDEX2
------------------------------- ------------------------------------ -----------------
     One Year3 ................                 11.94%                      1.78%
     Five Years3 ..............                 10.82%                     11.39%
     Since inception3 .........                  9.67%                      8.35%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

3 Annualized performance for shares of the Merrill Lynch Global Strategy Focus
  Fund. The inception date for the Merrill Lynch Global Strategy Focus Fund was February 28, 1992.


--------------------------------------------------------------------------------
                                       28
EQ Advisors Trust

BT EQUITY 500 INDEX PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Equity 500 Index Fund, a series of BT Institutional Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Equity 500 Index Portfolio. However, the BT Equity 500 Index Portfolio will be subject to higher expenses than the Equity 500 Index Fund. In addition, holders of variable insurance contracts representing interests in the BT Equity 500 Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Equity 500 Index Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Equity 500 Index Portfolio or an individual investor investing in the BT Equity 500 Index Portfolio.




                                   EQUITY 500 INDEX FUND     S&P 500 COMPOSITE
YEAR ENDED 12/31/97                 INSTITUTIONAL CLASS1       STOCK INDEX2
-------------------------------   -----------------------   ------------------
     One Year3 ................             33.23%                 33.36%
     Since inception3 .........             20.17%                 20.27%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for shares of the Equity 500 Index Fund of the BT
  Institutional Funds. The inception date for the Equity 500 Index Fund--Institutional Class was December 31, 1992.


--------------------------------------------------------------------------------
                                       29
                                                               EQ Advisors Trust

                                  APPENDIX A

The following table summarizes the historical performance information of certain other registered investment companies or accounts that appears on pages 25 through 29 of this Prospectus. Each other registered investment company or account is managed by an Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by that Adviser. For further information regarding each of the registered investment companies and the indexes presented below, please refer to pages 3 through 8 of this Prospectus.


                          ANNUALIZED RATES OF RETURN
                        PERIOD ENDED DECEMBER 31, 1997



                                                                                      SINCE
FUND NAME                                    1 YEAR       5 YEARS      10 YEARS     INCEPTION
---------------------------------------   -----------   -----------   ----------   ----------
   BT EQUITY 500 INDEX FUND                   33.23%           --           --        20.17%
   S&P 500 Index                              33.36%           --           --        20.27%
---------------------------------------       -----            --           --        -----
   MERRILL LYNCH GLOBAL STRATEGY FOCUS
     FUND                                     11.94%        10.82%          --         9.67%
   MSCI EAFE Index                             1.78%        11.39%                     8.35%
---------------------------------------       -----         -----                     -----
   MFS RESEARCH FUND                          20.53%        20.40%       17.17%
   S&P 500 Index                              33.36%        20.27%       18.05%
---------------------------------------       -----         -----        -----
   T. ROWE PRICE EQUITY INCOME FUND           28.82%        19.99%       16.99%          --
   S&P 500 Index                              33.36%        20.27%       18.05%          --
---------------------------------------       -----         -----        -----        -----
   WARBURG PINCUS SMALL COMPANY VALUE
     FUND                                     19.16%           --           --        36.19%
   Russell 2000 Index                         22.36%           --           --        16.35%

--------------------------------------------------------------------------------
                                      A-1
                                                               EQ Advisors Trust

                               EQ ADVISORS TRUST
            1290 Avenue of the Americas -- New York, New York 10104

EQ Advisors Trust ("Trust") is an open-end management investment company that offers a selection of professionally managed investment portfolios ("Portfolios"). Each Portfolio has its own investment objective and policies that are designed to meet different investment goals.

This Prospectus describes the following 13 Portfolios currently offered by the Trust.


      o  BT Equity 500 Index Portfolio

      o  BT International Equity Index Portfolio

      o  BT Small Company Index Portfolio

      o  MFS Emerging Growth Companies Portfolio

      o  MFS Research Portfolio

      o  Merrill Lynch Basic Value Equity Portfolio

      o  Merrill Lynch World Strategy Portfolio

      o  Morgan Stanley Emerging Markets Equity Portfolio

      o  EQ/Putnam Balanced Portfolio

      o  EQ/Putnam Growth & Income Value Portfolio

      o  T. Rowe Price Equity Income Portfolio

      o  T. Rowe Price International Stock Portfolio

      o  Warburg Pincus Small Company Value Portfolio


The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares offered pursuant to another prospectus, and Class IB shares offered hereby.

This Prospectus sets forth concisely the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at the address noted above. California residents can obtain a copy of the Statement of Additional Information by calling 1-800-999-3527. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         PROSPECTUS DATED MAY 1, 1998








--------------------------------------------------------------------------------
EQAT-101

(5/98)

                             FINANCIAL HIGHLIGHTS

The financial information in the table below for the period May 1, 1997*--(unless otherwise noted) to December 31, 1997 has been derived from financial statements of the Trust which have been audited by Price Waterhouse LLP, independent public accountants. Price Waterhouse LLP's report on the Trust's financial statements as of December 31, 1997 appears in the Trust's Annual Report. The information listed below should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information. The Annual Report includes more information about the Trust's performance and is available without charge upon request.



                                              NET REALIZED
                                                   AND
                                               UNREALIZED
                                               GAIN (LOSS)
                                               ON INVEST-
                     NET ASSET                  MENTS AND                  DIVIDENDS
                       VALUE,        NET         FOREIGN     TOTAL FROM    FROM NET
                     BEGINNING   INVESTMENT     CURRENCY     INVESTMENT   INVESTMENT
                     OF PERIOD     INCOME     TRANSACTIONS   OPERATIONS     INCOME
 MFS Emerging
 Growth
 Companies
 Portfolio            $ 10.00      $ 0.02       $  2.21       $  2.23      $ (0.02)
 MFS Research
 Portfolio            $ 10.00      $ 0.02       $  1.58       $  1.60      $ (0.02)
 Merrill Lynch
 Basic Value
 Equity Portfolio     $ 10.00      $ 0.06       $  1.64       $  1.70      $ (0.06)
 Merrill Lynch
 World Strategy
 Portfolio            $ 10.00      $ 0.08       $  0.39       $  0.47      $ (0.05)
 Morgan Stanley
 Emerging
 Markets
 Equity Portfolio     $ 10.00      $ 0.04       $ (2.06)      $ (2.02)     $ (0.02)
 EQ/Putnam
 Balanced
 Portfolio            $ 10.00      $ 0.14       $  1.30       $  1.44      $ (0.13)
 EQ/Putnam
 Growth &
 Income Value
 Portfolio            $ 10.00      $ 0.06       $  1.56       $  1.62      $ (0.06)
 T. Rowe Price
 Equity Income
 Portfolio            $ 10.00      $ 0.10       $  2.11       $  2.21      $ (0.09)
 T. Rowe Price
 International
 Stock Portfolio      $ 10.00      $ 0.02       $ (0.17)      $ (0.15)
 Warburg Pincus
 Small Company
 Value Portfolio      $ 10.00      $ 0.01       $  1.90       $  1.91      $ (0.01)



                      DIVIDENDS
                      IN EXCESS   DISTRIBUTIONS   DISTRIBUTIONS       TOTAL
                       OF NET          FROM        IN EXCESS OF     DIVIDENDS     NET ASSET
                     INVESTMENT      REALIZED        REALIZED          AND        VALUE, END
                       INCOME         GAINS           GAINS       DISTRIBUTIONS   OF PERIOD
 MFS Emerging
 Growth
 Companies
 Portfolio                       $(0.18)             $ (0.11)        $ (0.31)      $ 11.92
 MFS Research
 Portfolio                       $(0.01)             $ (0.09)        $ (0.12)      $ 11.48
 Merrill Lynch
 Basic Value
 Equity Portfolio                $(0.05)             $ (0.01)        $ (0.12)      $ 11.58
 Merrill Lynch
 World Strategy
 Portfolio                                           $ (0.11)        $ (0.16)      $ 10.31
 Morgan Stanley
 Emerging
 Markets
 Equity Portfolio                                                    $ (0.02)      $  7.96
 EQ/Putnam
 Balanced
 Portfolio          $(0.01)      $(0.09)                             $ (0.23)      $ 11.21
 EQ/Putnam
 Growth &
 Income Value
 Portfolio                       $(0.01)             $ (0.03)        $ (0.10)      $ 11.52
 T. Rowe Price
 Equity Income
 Portfolio                       $(0.04)                             $ (0.13)      $ 12.08
 T. Rowe Price
 International
 Stock Portfolio                                                                   $  9.85
 Warburg Pincus
 Small Company
 Value Portfolio                                     $ (0.05)        $ (0.06)      $ 11.85

--------------------------------------------------------------------------------
                                       2
EQ Advisors Trust

                                       NET       RATIO OF EX-     RATIO OF EX-
                                     ASSETS,     PENSES TO AV-    PENSES TO AV-
                                      END OF     ERAGE NET AS-    ERAGE NET AS-
                         TOTAL        PERIOD      SETS AFTER       SETS BEFORE
                      RETURN (B)     (000'S)    WAIVERS (A)(C)   WAIVERS (A)(C)
 MFS Emerging
 Growth
 Companies
 Portfolio             22.42%       $ 99,317          0.85%            1.82%
 MFS Research
 Portfolio             16.07%       $114,754          0.85%            1.78%
 Merrill Lynch
 Basic Value
 Equity Portfolio      16.99%       $ 49,495          0.85%            1.89%
 Merrill Lynch
 World Strategy
 Portfolio              4.70%       $ 18,210          1.20%            3.05%
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio            (20.16)%      $ 21,433          1.75%            2.61%
 EQ/Putnam
 Balanced
 Portfolio             14.38%       $ 25,854          0.90%            2.55%
 EQ/Putnam
 Growth &
 Income Value
 Portfolio             16.23%       $150,260          0.85%            1.75%
 T. Rowe Price
 Equity Income
 Portfolio             22.11%       $ 99,947          0.85%            1.74%
 T. Rowe Price
 International
 Stock Portfolio       (1.49)%      $ 69,572          1.20%            2.56%
 Warburg Pincus
 Small Company
 Value Portfolio       19.15%       $120,880          1.00%            1.70%


                      RATIO OF NET     RATIO OF NET
                       INVESTMENT       INVESTMENT                                      PER SHARE
                      INCOME TO AV-    INCOME TO AV-                                     BENEFIT
                      ERAGE NET AS-    ERAGE NET AS-                     AVERAGE COM-     TO NET
                       SETS AFTER       SETS BEFORE    PORTFOLIO TURN-   MISSION RATE   INVESTMENT
                     WAIVERS (A)(C)   WAIVERS (A)(C)      OVER RATE          PAID       INCOME(C)
 MFS Emerging
 Growth
 Companies
 Portfolio                 0.61%           (0.36)%           116%          $ 0.0422      $ 0.04
 MFS Research
 Portfolio                 0.65%           (0.28)%            51%          $ 0.0471      $ 0.03
 Merrill Lynch
 Basic Value
 Equity Portfolio          1.91%            0.87%             25%          $ 0.0566      $ 0.03
 Merrill Lynch
 World Strategy
 Portfolio                 1.89%            0.04%             58%          $ 0.0299      $ 0.08
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio                 1.96%            1.10%             25%          $ 0.0011      $ 0.02
 EQ/Putnam
 Balanced
 Portfolio                 3.19%            1.54%            117%          $ 0.0346      $ 0.07
 EQ/Putnam
 Growth &
 Income Value
 Portfolio                 1.67%            0.77%             61%          $ 0.0376      $ 0.03
 T. Rowe Price
 Equity Income
 Portfolio                 2.49%            1.60%              9%          $ 0.0293      $ 0.03
 T. Rowe Price
 International
 Stock Portfolio           0.45%           (0.91)%            17%          $ 0.0034      $ 0.05
 Warburg Pincus
 Small Company
 Value Portfolio           0.26%           (0.44)%            44%          $ 0.0545      $ 0.03

--------
* Commencement of Operations. The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. No financial highlights are presented for the BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, or BT Small Company Index Portfolio, each of which received initial capital on December 31, 1997.

(a)   Annualized.

(b) Total return calculated for a period of less than one year is not annualized.

(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreements" in the Prospectus.


--------------------------------------------------------------------------------
                                       3
                                                               EQ Advisors Trust

THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" type of mutual fund, the Trust issues shares of beneficial interest that are currently divided among 18 Portfolios, 13 of which are offered by this Prospectus. Each Portfolio is a separate series of the Trust with its own objective and policies. Each of the Portfolios set forth below, except for the Merrill Lynch World Strategy Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio, are diversified for 1940 Act purposes. The Trustees of the Trust may establish additional Portfolios at any time.


Each Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of each Portfolio. Bankers Trust Company, Massachusetts Financial Services Company, Merrill Lynch Asset Management, L.P., Morgan Stanley Asset Management Inc., Putnam Investment Management, Inc., T. Rowe Price Associates, Inc., Rowe Price-Fleming International, Inc., and Warburg Pincus Asset Management, Inc. serve as the advisers (each an "Adviser" and, together the "Advisers") to one or more of the Portfolios, as detailed in the table below.




PORTFOLIO                                          ADVISER
-------------------------------------------------- -----------------------------------------
BT Equity 500 Index Portfolio                      Bankers Trust Company
BT International Equity Index Portfolio            Bankers Trust Company
BT Small Company Index Portfolio                   Bankers Trust Company
MFS Emerging Growth Companies Portfolio            Massachusetts Financial Services Company
MFS Research Portfolio                             Massachusetts Financial Services Company
Merrill Lynch Basic Value Equity Portfolio         Merrill Lynch Asset Management, L.P.
Merrill Lynch World Strategy Portfolio             Merrill Lynch Asset Management, L.P.
Morgan Stanley Emerging Markets Equity Portfolio   Morgan Stanley Asset Management Inc.
EQ/Putnam Balanced Portfolio                       Putnam Investment Management, Inc.
EQ/Putnam Growth & Income Value Portfolio          Putnam Investment Management, Inc.
T. Rowe Price Equity Income Portfolio              T. Rowe Price Associates, Inc.
T. Rowe Price International Stock Portfolio        Rowe Price-Fleming International, Inc.
Warburg Pincus Small Company Value Portfolio       Warburg Pincus Asset Management, Inc.

The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Trust's Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.


The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQ Financial"), the Trust's Manager, serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. (EQ Financial and EDI are collectively referred to as the "Distributors"). The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable Life"). Both classes of shares are offered and redeemed at their net asset value without any sales load.


--------------------------------------------------------------------------------
                                       4
EQ Advisors Trust

Class IA shares may be offered pursuant to another prospectus and are subject to the same expenses as the Class IB shares, but unlike the Class IB shares they are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.


INVESTMENT OBJECTIVES AND POLICIES

The following is a brief description of the investment objectives and policies of each of the Portfolios. All of the objectives and policies of each Portfolio, unless otherwise noted, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the Statement of Additional Information. Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.


BT EQUITY 500 INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is an index of 500 common stocks of companies from many industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Adviser believes that the performance of the S&P 500 is representative of the performance of publicly-traded common stocks in the United States in general.

The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity on each stock and its adequacy as a representation of stocks in a particular industry, and may be changed from time to time. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein. In seeking to replicate the performance of the S&P 500, before deduction of Portfolio expenses, the Adviser will attempt over time to allocate the Portfolio's investment among common stocks included in the S&P 500 in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the index's value. The Adviser utilizes a two-stage sampling approach in seeking to achieve its objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the S&P 500. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to increase the Portfolio's liquidity while reducing costs.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Portfolio will not purchase the stock of Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses.

Over time, the correlation between the performance of the Portfolio and the S&P 500 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the S&P 500. The Portfolio's ability to track the S&P 500 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of


--------------------------------------------------------------------------------
                                       5
                                                               EQ Advisors Trust
the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the S&P 500, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the S&P 500.

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio may not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, illiquid securities, investment grade fixed income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


BT INTERNATIONAL EQUITY INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is a capitalization-weighted index containing approximately 1,100 equity securities of companies located in countries outside the United States. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and The United Kingdom. The EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the EAFE Index or any data included therein.

The Portfolio is constructed to have aggregate investment characteristics similar to those of the EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected for inclusion in the Portfolio based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which stocks should be purchased or sold to replicate the EAFE Index. From time to time, adjustments may be made in the Portfolio because of changes in the composition of the EAFE Index, but such changes are expected to be infrequent.

Over time, the correlation between the performance of the Portfolio and the EAFE Index is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the EAFE Index. The Portfolio's ability to track the EAFE Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio


--------------------------------------------------------------------------------
                                       6
EQ Advisors Trust
investor contributions and withdrawals, if any. Because the Portfolio seeks to track the EAFE Index, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the EAFE Index.

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the event that the EAFE Index should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the EAFE Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or EAFE Index. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio will not use them to leverage its net assets. The Portfolio will not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, foreign currency transactions, securities loans, illiquid securities, investment grade fixed income securities, derivatives, swaps, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


BT SMALL COMPANY INDEX PORTFOLIO

The investment objective of the BT Small Company Index Portfolio is to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000"). The Russell 2000 is composed of approximately 2,000 small-capitalization common stocks. A company's stock market capitalization is the total market value of its floating outstanding shares. As of June 30, 1997, the average stock market capitalization of the Russell 2000 was $500 million and the weighted average stock market capitalization of the Russell 2000 was $650 million. The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

The Portfolio invests in a statistically selected sample of the 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Portfolio will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings and debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Portfolio is constructed so that approximately 10% of the Portfolio's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Portfolio are weighted to make the Portfolio's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Russell 2000. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the


--------------------------------------------------------------------------------
                                       7
                                                               EQ Advisors Trust
composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the Russell 2000, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the Russell 2000. The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the event that the Russell 2000 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio is not permitted to so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Russell 2000. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the Russell 2000 while retaining a cash balance for portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the Russell 2000. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio will not use them to leverage its net assets. The Portfolio will not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, small company securities, illiquid securities, investment grade fixed income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MFS EMERGING GROWTH COMPANIES PORTFOLIO

The investment objective of the MFS Emerging Growth Companies Portfolio is to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective. In pursuing its objective, the Portfolio invests primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises. Such emerging growth companies generally are expected to: (i) show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation; and (ii) have the products, technologies, management and market and other opportunities that are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size and the Portfolio may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in customer demand, or basic changes in the economic environment. Investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources and may be more dependent on one-person management. In addition, there may be less research available on many promising small or medium-sized emerging growth companies, making it more difficult both to identify and to analyze such companies. Moreover, the securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.

While the Portfolio may invest primarily in common stocks, the Portfolio may, to a limited extent, seek long-term growth in other types of securities such as convertible securities and warrants. To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 25% of its total assets in foreign securities, including those in emerging markets. These securities include non-United States dollar-denominated securities traded outside the United States and dollar-denominated securities traded in the United States (such as ADRs). Such foreign investments increase a

--------------------------------------------------------------------------------
                                       8
EQ Advisors Trust
portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities. The Portfolio may also invest in debt securities and hold cash and cash equivalents. In addition, the Portfolio may invest in lower-rated debt securities (commonly referred to as "junk bonds").

The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investment in its shares generally involves a higher degree of risk than would be the case with an investment in a conservative equity or growth fund investing entirely in proven growth companies.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, loan participations, derivatives, United States Government securities, securities loans, forward commitments, asset-backed securities, borrowings, options, futures contracts, convertible securities, foreign currency transactions, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MFS RESEARCH PORTFOLIO

The investment objective of the MFS Research Portfolio is to provide long-term growth of capital and future income. In pursuing its objective, the Portfolio invests a substantial portion of its assets in the common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth. A smaller proportion of the assets of the Portfolio may be invested in bonds, short-term debt obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income securities, the Adviser emphasizes progressive, well-managed companies.

The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of the Adviser. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 20% of its total assets in foreign securities, including those in emerging markets. These securities include dollar-denominated and non-dollar-denominated foreign securities. Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities.

The Portfolio may invest in investment grade debt securities and may invest up to 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, convertible securities, borrowings, repurchase agreements, securities loans, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO

The investment objective of the Merrill Lynch Basic Value Equity Portfolio is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value. The Portfolio seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio.


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The investment policy of the Portfolio is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, the Adviser believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, the Adviser believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, the Adviser believes that market prices of securities with relative high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated events. This investment policy departs from traditional philosophy. The Adviser believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

The current institutionally-dominated market tends to ignore, to some extent, the numerous secondary issues whose market capitalizations are below those of the relatively few larger size growth companies. It is expected that the Portfolio's portfolio generally will have significant representation in this secondary segment of the market. The Adviser is responsible for the management of the Portfolio's securities portfolio and makes portfolio decisions based on its own research information supplemented by research information provided by other sources. The basic orientation of the Portfolio's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts.

Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Portfolio also may invest in preferred stocks and non-convertible investment grade debt securities and utilize covered call options with respect to portfolio securities. The Portfolio has the right, as a defensive measure, to hold other types of securities, including United States Government and Government agency securities, money market securities, or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. The Portfolio may invest up to 10% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

Certain investment strategies and instruments which may be employed by the Portfolio (such as options, convertible securities, United States Government securities, repurchase agreements, securities loans, foreign securities, borrowings, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MERRILL LYNCH WORLD STRATEGY PORTFOLIO

The investment objective of the Merrill Lynch World Strategy Portfolio is to seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of United States and foreign issuers. Total investment return consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations. Investing in foreign securities involves special considerations. The Portfolio may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

The Portfolio seeks to achieve its objective by investing primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East. There are no prescribed limits on the geographical allocation of the Portfolio among these regions. Such allocation will be made primarily on the basis of the anticipated total return from investments in the securities of issuers wherever located, considering such factors as: the condition and growth potential of the various economies and securities markets and the issuers domiciled therein; anticipated movements in interest rates in the various capital markets and in the value of foreign currencies relative to the United States dollar; tax considerations; and


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economic, social, financial, national and political factors that may affect the climate for investing within the various securities markets. When in the judgment of the Adviser, economic or market conditions warrant, the Portfolio reserves the right to concentrate its investments in one or more capital markets, including the United States.

The equity and convertible preferred securities in which the Portfolio may invest are primarily securities issued by quality companies. Generally, the characteristics of such companies include a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management.

The corporate debt securities, including convertible debt securities, in which the Portfolio may invest will be primarily investment grade securities rated BBB or better by S&P or Baa or better by Moody's or of comparable quality. The Portfolio may also invest in debt obligations issued or guaranteed by sovereign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies or instrumentalities or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank") and the European Coal and Steel Community. Investments in securities of supranational entities are subject to the risk that member governments will fail to make required capital contributions and that a supranational entity will thus be unable to meet its obligations.

When market or financial conditions warrant, the Portfolio may invest as a temporary defensive measure up to 100% of its assets in United States Government or Government agency securities issued or guaranteed by the United States Government or its agencies or instrumentalities, money market securities or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash.

The Portfolio is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Portfolio's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended (the "Code").

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, floaters, futures contracts, foreign securities, foreign currency transactions, United States Government securities, convertible securities, borrowings, derivatives, investment grade fixed income securities, repurchase agreements, securities loans, illiquid securities, and forward commitments) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

The investment objective of the Morgan Stanley Emerging Markets Equity Portfolio is long-term capital appreciation by investing primarily in equity securities of emerging market country issuers. In pursuing its investment objective, the Adviser focuses on issuers in emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market country equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants to purchase common stocks, depository receipts and other equity securities of emerging market country issuers.

For these purposes, an emerging market country security is a security issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country; (ii) alone or on a consolidated basis, it derives 50% or more of its revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) it is organized under


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the laws of, and has a principal office in, an emerging market country. The
Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The Portfolio intends to invest primarily in some or all of the following emerging market countries: Argentina, Botswana, Brazil, Bulgaria, Chile, China (mainland and Hong Kong), Colombia, Egypt, Ghana, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless: (i) the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or (ii) the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio may also invest in fixed income securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country. In addition, the Portfolio may invest in equity or fixed income securities of corporate or governmental issuers located in industrialized countries, foreign currency and investment funds (i.e., funds specifically authorized to invest in companies of a particular emerging market country). The Portfolio may also invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities to promote economic reconstruction or development such as the International Bank for Reconstruction and Development (i.e., the World Bank). The Portfolio may invest up to 20% of its total assets (measured at the time of investment) in fixed income securities that are not investment grade securities (commonly referred to as "junk bonds").

For temporary defensive purposes, the Portfolio may invest less than 65% of its assets in equity securities of emerging market countries in which case the Portfolio may invest in other equity securities or fixed income securities. Moreover, the Portfolio may invest without limitation in high-quality money market instruments.

The value of the Portfolio's investments and the income they generate will vary from day to day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of fixed income securities also fluctuate and generally move in the opposite direction from interest rates.

The Portfolio is a non-diversified portfolio under the 1940 Act, which means that it may invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of a single issuer. As a result, because the Portfolio is permitted greater flexibility to invest its assets in the obligations of a single issuer it is exposed to increased risk of loss if such an investment underperforms expectations. However, the Portfolio intends to limit its investments so as to comply with diversification requirements imposed by the Code for qualification as a "regulated investment company." The Portfolio spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, the Portfolio will experience price volatility, the extent of which will be affected by the types of securities and techniques the Portfolio uses. The Adviser may use various investment techniques to hedge risks, including derivatives, but there is no guarantee that these strategies will work as intended.

Certain investment strategies and practices which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, United States Government securities, hybrid instruments, illiquid securities, foreign securities, securities loans, borrowings, payment-in-kind bonds, passive foreign


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investment companies, derivatives, convertible securities, zero coupon bonds, investment grade and lower quality fixed income securities, mortgage-backed securities, forward commitments, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, floaters, inverse floaters, foreign currency transactions, loan participations, repurchase agreements, structured notes, and swaps) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


EQ/PUTNAM BALANCED PORTFOLIO

The investment objective of the EQ/Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and current income. In seeking its objective, the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. While the proportion invested in each type of security is not fixed, ordinarily the Adviser will invest no more than 75% of the Portfolio's assets in common stocks and conversion rights with respect to convertible securities. The Adviser may, however, invest more than 75% of the Portfolio's assets in such securities if it determines that unusual market or economic conditions make it appropriate to do so.

The Portfolio may also invest in debt securities, including lower-rated debt securities (commonly referred to as "junk bonds"). The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will consider such reduction in its determination of whether the Portfolio should continue to hold the security.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, illiquid securities, zero-coupon bonds, payment-in-kind bonds, derivatives, foreign currency transactions, repurchase agreements, forward commitments, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

The investment objective of the EQ/Putnam Growth & Income Value Portfolio is capital growth. Current income is a secondary objective. The Adviser intends to invest primarily in common stocks that offer potential for capital growth and may, consistent with the Portfolio's investment objective, invest in common stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks and convertible securities (which include both debt securities and preferred stocks). The types of securities held by the Portfolio may vary from time to time in light of the Portfolio's investment objective, changes in interest rates, and economic and other factors. In analyzing companies for investment, the Adviser will seek to identify companies whose securities are significantly undervalued in relation to their underlying asset values or earnings potential.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At


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                                       13
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such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities or preferred stocks, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

In addition, the Portfolio may also invest a portion of its assets in United States Government securities and high-quality United States and foreign dollar-denominated money market securities (i.e., within the two highest rating categories assigned by a NRSRO) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.

The Portfolio may also invest in investment grade debt securities and may invest a portion of its total assets in debt securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, convertible securities, borrowings, repurchase agreements, illiquid securities, forward commitments, zero-coupon bonds, derivatives, United States Government securities, foreign currency transactions, passive foreign investment companies, payment-in-kind bonds, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


T. ROWE PRICE EQUITY INCOME PORTFOLIO

The investment objective of the T. Rowe Price Equity Income Portfolio is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for increasing dividend income and capital appreciation. Over time, the income component (dividends and interest earned) of the Portfolio's investments is expected to be a significant contributor to the Portfolio's total return. The Portfolio's yield is expected to be significantly above that of the S&P 500. Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

The investment program of the Portfolio is based on several premises. First, the Adviser believes that over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks that distribute a high level of current income tend to have less price volatility than those that pay below average dividends.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in income-producing common stocks of established companies paying above-average dividends. The Adviser uses a "value" approach and invests in common stocks and other equities-related securities it believes are temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio's investments will generally be made in companies that share some of the following characteristics: established operating histories;


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above-average current dividend yields relative to the S&P 500; low price/earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to the company's underlying value as measured by assets, earnings, cash flow or business franchises.

Although the Portfolio will invest primarily in United States common stocks, it may also purchase other types of securities (for example, foreign securities, preferred stocks, convertible securities and warrants) when considered consistent with the Portfolio's investment objective and program. The Portfolio may invest up to 25% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the United States and dollar-denominated securities traded in the United States (such as American Depositary Receipts ("ADRs")). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

The Portfolio may also engage in a variety of investment practices, such as buying and selling options and futures contracts and engaging in foreign currency exchange transactions. In addition, the Portfolio may invest up to 10% of its total assets in hybrid instruments.

The Portfolio may also invest a portion of its assets in United States Government securities and high-quality United States and foreign dollar-denominated money market securities (i.e., within the two highest rating categories assigned by a NRSRO) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.

The Portfolio may also invest in debt securities of any type including municipal securities, without regard to quality or rating. Such securities would be purchased in companies that meet the investment criteria for the Portfolio. The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. The Portfolio, however, will not invest more than 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds").

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, convertible securities, borrowings, foreign securities, repurchase agreements, derivatives, United States government securities, securities loans, foreign currency transactions, illiquid securities and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

The investment objective of the T. Rowe Price International Stock Portfolio is to seek long-term growth of capital through investment primarily in common stocks of established non-United States companies. The Adviser intends to invest substantially all of the Portfolio's assets outside the United States and to diversify broadly among countries throughout the world -- developed, newly industrialized and emerging -- by having at least five different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Europe as well as South Africa, Australia, Canada, and other areas (including developing countries). No more than 20% of the Portfolio's net assets will be invested in securities of issuers located in any one country with the exception of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany (where the investment limitation is 35% for each of those countries). In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

The Portfolio expects to invest substantially all of its assets in common stocks. However, the Portfolio may also invest in a variety of other equity-related securities (such as preferred stocks, warrants and convertible securities) as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program. The Portfolio may also invest in certain foreign investment portfolios or trusts commonly referred to as passive foreign investment companies. These entities have been authorized by the governments of certain countries specifically to permit foreign


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                                       15
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investment in securities of companies listed or traded on the stock exchanges in those countries. The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts and may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk instrument that can combine the characteristics of securities, futures contracts and options.

Under normal conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of its total assets. However, for temporary defensive purposes, the Portfolio may invest all or a significant portion of its assets in United States Government securities and corporate debt obligations. The Portfolio will not purchase any debt security which, at the time of purchase, is rated below investment grade by a nationally recognized statistical rating organization ("NRSRO"). This restriction would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase. In addition, the Portfolio may invest without limitation in high quality United States and foreign dollar-denominated money market securities for temporary defensive purposes or to meet redemption requests.

In analyzing companies for investment, the Adviser uses a "bottom up" approach. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally the Adviser's primary focus. However the Adviser also considers certain other factors in making its investment decisions, including: above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research, product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics that should enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the Portfolio's investments will ordinarily be made on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, hybrid instruments, foreign securities, foreign currency transactions, passive foreign investment companies, United States Government securities, convertible securities, borrowings, derivatives, investment grade fixed income securities, securities loans, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

The investment objective of the Warburg Pincus Small Company Value Portfolio is to seek long-term capital appreciation. The Portfolio is a diversified management investment company that pursues its investment objective by investing primarily in a portfolio of equity securities of small capitalization companies (i.e., companies having market capitalizations of $1 billion or less at the time of initial purchase) that the Adviser considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stock, preferred stocks, debt securities convertible into common stocks, warrants and other rights of small companies. The Portfolio may invest up to 10% of its total assets in warrants.

The Adviser will determine whether a company is undervalued based on a variety of measures, including: price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth and debt/capital ratio. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. The Portfolio will invest primarily in companies whose securities are traded on United States stock exchanges or in the United States over-the-counter market, but it may invest up to 20% of its total assets in foreign securities.


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                                       16
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The Portfolio may also invest up to 20% of its total assets in investment grade securities (other than money market obligations) that are not convertible into common stock for the purpose of seeking capital appreciation. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of such securities by the Portfolio. The Adviser will consider such events in its determination of whether the Portfolio should continue to hold the securities. The interest income to be derived may be considered as one factor in selecting debt securities by the Adviser.

The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years of less remaining to maturity) money market obligations. For temporary defensive purposes, the Portfolio may invest in these securities without limit. These instruments consist of: obligations issued or guaranteed by the United States Government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high-quality investments or, if unrated, deemed by the Adviser to be high-quality investments; commercial paper rated no lower than A2 by Standard & Poor's Rating Service ("S&P") or Prime2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories by any NRSRO; and repurchase agreements with respect to the foregoing.

When the Adviser believes that a defensive posture is warranted, the Portfolio may invest temporarily, without limit, in investment grade debt obligations and in domestic and foreign money market instruments, including repurchase agreements.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, borrowings, options, securities loans, small company securities, derivatives, futures contracts, foreign currency transactions, United States Government securities, short sales against the box, convertible securities, investment grade and lower-quality fixed income securities, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, each of the Portfolios, for example, may purchase and sell call and put options (except for MFS Research Portfolio), engage in transactions in futures contracts and related options, and engage in forward foreign currency exchange transactions (except for BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and MFS Research Portfolio). They may also enter into repurchase agreements and borrow funds under certain limited circumstances. In addition, each Portfolio may engage in other types of investment strategies as described below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument. Certain investment strategies and instruments and the risks related to them are summarized below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, and EQ/Putnam Balanced Portfolio may invest in asset-backed securities. These asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in


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advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BORROWINGS. The Portfolios may borrow money from banks or other lenders as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Portfolio's investment objective and program. Such borrowings would be subject to interest costs which may or may not be recovered by appreciation of securities purchased. Borrowings for the BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, MFS Emerging Growth Companies Portfolio, MFS Research Portfolio, Merrill Lynch Basic Value Equity Portfolio, Merrill Lynch World Strategy Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, T. Rowe Price Equity Income Portfolio, and T. Rowe Price International Stock Portfolio, may not exceed 33 1/3% of each Portfolio's total assets. Borrowings for the EQ/Putnam Balanced Portfolio and EQ/Putnam Growth & Income Value Portfolio may not exceed 10% of each Portfolio's total assets. Borrowings for the Warburg Pincus Small Company Value Portfolio may not exceed 30% of the Portfolio's total assets. Each Portfolio may pledge its assets to secure these permissible borrowings. No Portfolio may purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a borrowing. Further information concerning each Portfolio's fundamental policy with respect to borrowings is provided in the Statement of Additional Information.

CONVERTIBLE SECURITIES. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES. Each Portfolio (except the MFS Research Portfolio) may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, collateralized mortgage obligations, floaters, futures, hybrid instruments, inverse floaters, mortgage-backed securities, options, stripped mortgage-backed securities, structured notes, and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section or the Statement of Additional Information.

FLOATERS AND INVERSE FLOATERS. The Morgan Stanley Emerging Markets Equity Portfolio and EQ/Putnam Balanced Portfolio each may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities".

In addition, the Morgan Stanley Emerging Markets Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate ("LIBOR"). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon


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rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN SECURITIES. Foreign investments involve certain risks that are not present in domestic securities. Because each of the Portfolios (except the BT Equity 500 Index Portfolio and BT Small Company Index Portfolio) may purchase securities denominated in foreign currencies, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign governments or central banks, by currency controls or political developments in the United States or abroad. For example, significant uncertainty surrounds the proposed introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject


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to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, Southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

In addition, investment in foreign securities may also include the risk of expropriation by a foreign government.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Certain Portfolios may invest in the following types of foreign securities or engage in the following types of transactions related to foreign securities.

BRADY BONDS. The MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and EQ/Putnam Balanced Portfolio each may invest in "Brady Bonds," which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are United States dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to that Portfolio.

DEPOSITARY RECEIPTS. Each of the Portfolios (except the BT Equity 500 Index Portfolio and BT Small Company Index Portfolio) may purchase depositary receipts, which are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs and GDRs and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly above.


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FOREIGN CURRENCY TRANSACTIONS. Each of the Portfolios (except the BT Equity 500
Index Portfolio and BT Small Company Index Portfolio) may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and MFS Research Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and MFS Research Portfolio) may also purchase and sell foreign currency futures contracts and may purchase and sell exchange traded call and put options on foreign currency futures contracts and on foreign currencies. The BT International Equity Index Portfolio, MFS Emerging Growth Companies Portfolio, Merrill Lynch World Strategy Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, EQ/Putnam Balanced Portfolio, and EQ/Putnam Growth & Income Value Portfolio may utilize over-the-counter ("OTC") options on foreign currency transactions. The MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the OTC market. The Merrill Lynch World Strategy Portfolio will engage in OTC options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and MFS Research Portfolio) may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

FORWARD COMMITMENTS. Each Portfolio (except the Warburg Pincus Small Company Value Portfolio) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

HYBRID INSTRUMENTS. The Morgan Stanley Emerging Markets Equity Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price International Stock Portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.


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ILLIQUID SECURITIES. The Warburg Pincus Small Company Value Portfolio may
invest up to 10% of its assets and each of the other Portfolios may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including nonnegotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid, and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined by the Board of Trustees to be liquid, will not be considered by the Adviser to be illiquid or not readily marketable and, therefore, are not subject to the 10% or 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. Each Portfolio may invest in or hold a portion of its total assets in investment grade or, except as noted below, lower quality fixed income securities. The BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, Merrill Lynch Basic Value Equity Portfolio, and T. Rowe Price International Stock Portfolio each may only invest in securities that are rated investment grade or higher, and will, in an orderly manner, dispose of fixed income securities that fall below investment grade. Investment grade securities are securities rated Baa or higher by Moody's or BBB or higher by S&P or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. Lower quality fixed income securities are securities that are rated in the lower categories by NRSROs (i.e., Ba or lower by Moody's and BB or lower by S&P) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

LOAN PARTICIPATIONS. The MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and EQ/Putnam Balanced Portfolio may invest a portion of each of their assets in loan participations and other direct indebtedness. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The MFS Emerging Growth Companies Portfolio may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by a company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other


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direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGES AND MORTGAGE-RELATED SECURITIES. The BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, and EQ/Putnam Balanced Portfolio may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.


MUNICIPAL SECURITIES. The Morgan Stanley Emerging Markets Equity Portfolio may invest in municipal securities ("municipals"), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. Each Portfolio (except the MFS Research Portfolio) may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. Each Portfolio (except the MFS Research Portfolio) may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the


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put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. Each Portfolio that is permitted to invest in futures contracts and related options may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets. No Portfolio (other than the Warburg Pincus Small Company Value Portfolio) will commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options may not exceed 25% of its total assets. The BT Equity 500 Index Portfolio, BT International Equity Index Portfolio and BT Small Company Index Portfolio each may not at any time commit more than 20% of its respective net assets to options and futures contracts. The Merrill Lynch Basic Value Equity Portfolio will not write covered call options on underlying securities exceeding 15% of the value of its total assets. The Warburg Pincus Small Company Value Portfolio may commit up to 10% of its total assets to premiums when purchasing put or call options. The MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio will not enter a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio's total assets. The Warburg Pincus Small Company Value Portfolio may utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes. The MFS Emerging Growth Companies Portfolio, Merrill Lynch World Strategy Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, EQ/Putnam Balanced Portfolio, and EQ/Putnam Growth & Income Value Portfolio may utilize in OTC put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as "cover" for such options, may be considered illiquid securities.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the duration of fixed income investment. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an OTC option and the resulting inability to close a futures position or OTC option prior to its maturity date.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Morgan Stanley Emerging Markets Equity Portfolio and T. Rowe Price International Stock Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in passive foreign investment companies also involve the risk of foreign securities, as described above.

PAYMENT-IN-KIND BONDS. The Morgan Stanley Emerging Markets Equity Portfolio, EQ/Putnam Balanced Portfolio and EQ/Putnam Growth & Income Value Portfolio may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.


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REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

REVERSE REPURCHASE AGREEMENTS. The BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Borrowing" for more information concerning restrictions on borrowing by each Portfolio.

SECURITIES LOANS. The MFS Research Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, T. Rowe Price Equity Income Portfolio, and T. Rowe Price International Stock Portfolio may each seek to earn additional income by making secured loans of portfolio securities with a value up to 33 1/3% of their respective total assets. The BT Equity 500 Index Portfolio, BT International Equity Index Portfolio, BT Small Company Index Portfolio, and MFS Emerging Growth Companies Portfolio may lend portfolio securities in an amount up to 30% of their respective total assets. The EQ/Putnam Balanced Portfolio and EQ/Putnam Growth & Income Value Portfolio may lend portfolio securities in an amount up to 25% of their respective total assets. The Merrill Lynch Basic Value Equity Portfolio, Merrill Lynch World Strategy Portfolio and Warburg Pincus Small Company Value Portfolio may each lend portfolio securities in an amount up to 20% of their respective total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high-grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Further information concerning each Portfolio's fundamental policy with respect to loans is provided in the Statement of Additional Information.

SHORT SALES AGAINST THE BOX. The Morgan Stanley Emerging Markets Equity Portfolio and Warburg Pincus Small Company Value Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Each Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each


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Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which a Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

SMALL COMPANY SECURITIES. The BT Small Company Index Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, EQ/Putnam Balanced Portfolio, and Warburg Pincus Small Company Value Portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. The Morgan Stanley Emerging Markets Equity Portfolio may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. The BT International Equity Index Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may each invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, United States Government securities, or high grade debt obligations. No Portfolio will enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

UNITED STATES GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a


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variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., the Tennessee Valley Authority).

WARRANTS. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

ZERO-COUPON BONDS. The Morgan Stanley Emerging Markets Equity Portfolio, EQ/Putnam Balanced Portfolio and EQ/Putnam Growth & Income Value Portfolio may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to investors in such instruments. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each new Portfolio's turnover rate is not expected to exceed 100% during its first year of operation. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and increases realized gains and losses. See "Financial Highlights" above for the actual portfolio turnover rates of the Portfolios through December 31, 1997, and also see "Dividends, Distributions and Taxes" below.


MANAGEMENT OF THE TRUST


THE BOARD OF TRUSTEES

The Board of Trustees of the Trust provides broad supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-Laws.


THE MANAGER

The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). It is located at 1290 Avenue of the Americas, New York, New York 10104. Besides its activities with respect to the Trust, the Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other business entities. The Manager is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life, a New York stock life insurance company.


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                                       27
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The Manager is responsible for providing general management services to the
Trust and in the exercise of such responsibility selects, subject to review and approval by the Trustees, the investment advisers for the Trust's Portfolios and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager is responsible for providing the Trust with office space, office equipment, and personnel necessary to operate the Trust's business, and also supervises the provision of services by third parties such as the Trust's custodian and administrator.

As compensation for managing the BT Equity 500 Index and BT Small Company Index Portfolios, the Trust pays the Manager a monthly fee at the annual rate of .25% of the respective Portfolio's average daily net assets. As compensation for managing the BT International Equity Index Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .35% of the Portfolio's average daily net assets. As compensation for managing the MFS Emerging Growth Companies Portfolio, MFS Research Portfolio, Merrill Lynch Basic Value Equity Portfolio, EQ/Putnam Balanced Portfolio, EQ/Putnam Growth & Income Value Portfolio, and T. Rowe Price Equity Income Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the respective Portfolio's average daily net assets. As compensation for managing the Merrill Lynch World Strategy Portfolio, the Trust pays the Manager a monthly fee at an annual rate of .70% of the respective Portfolio's average daily net assets. As compensation for managing the Morgan Stanley Emerging Markets Equity Portfolio, the Trust pays the Manager a monthly fee at the annual rate of 1.15% of the Portfolio's average daily net assets. As compensation for managing the T. Rowe Price International Stock Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .75% of the Portfolio's average daily net assets. As compensation for managing the Warburg Pincus Small Company Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .65% of the Portfolio's average daily net assets.

The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contract owners; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class IB shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of its shares.


THE ADVISERS

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of the Portfolio that it advises. Monthly, with respect to each Portfolio, each Adviser is paid the pro rata portion of an annual fee, based on the monthly average of the assets of the Portfolio for which it serves as the Adviser. The Manager will retain, as compensation for the services described under "The


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

Manager" and to pay its expenses, the difference between the fees paid to each Adviser and the management fee of the applicable Portfolio. Each Adviser has agreed that once the Portfolio has paid the Manager its management fee the Adviser will look only to the Manager as the party responsible for making the payment of its advisory fee.

The Advisers are employed for management of the assets of a Portfolio pursuant to investment advisory agreements approved by the Board of Trustees of the Trust (including a majority of certain Trustees who are not interested persons of the Trust or the Manager), and an Adviser's services may be terminated at any time by the Manager, the Board of Trustees, or the shareholders of an affected Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

Bankers Trust Company ("Bankers Trust") has been the Adviser to the BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the BT Equity 500 Index and BT Small Company Index Portfolios, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .05% of the respective Portfolio's average daily net assets. As compensation for services as the Adviser to the BT International Equity Index Portfolio, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .15% of the Portfolio's average daily net assets.

Bankers Trust is a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $317.8 billion in assets under management as of December 31, 1997.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Research Portfolio and the MFS Emerging Growth Companies Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to each of those Portfolios, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the respective Portfolio's average daily net assets up to and including $150 million; .375% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million.

MFS is America's oldest mutual fund organization. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings, Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. The portfolio securities of the MFS Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The assets of the MFS Research Portfolio are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment


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                                       29
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objectives of the MFS Research Portfolio within their assigned industry responsibility. Since it commenced operations the MFS Emerging Growth Companies Portfolio has been managed by John W. Ballen, an Executive Vice President of MFS, who has been employed by the Adviser as a portfolio manager since 1984, and Toni Y. Shimura, a Vice President of MFS, who has been employed as a portfolio manager by the Adviser since 1987.

Merrill Lynch Asset Management, L.P. ("MLAM") has been the Adviser to the Merrill Lynch World Strategy Portfolio and the Merrill Lynch Basic Value Equity Portfolio since each Portfolio commenced operations. MLAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08543-9011. As compensation for services as the Merrill Lynch World Strategy Portfolio's Adviser, the Manager pays MLAM a monthly fee at an annual rate equal to: .50% of the Portfolio's average daily net assets up to and including $100 million; .45% of the Portfolio's average daily net assets over $100 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million. As compensation for services as the Merrill Lynch Basic Value Equity Portfolio's Adviser, the Manager pays MLAM a monthly fee at an annual rate equal to: .40% of the Portfolio's average daily net assets up to and including $100 million; .375% of the Portfolio's average daily net assets over $100 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million.

MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The general partner of MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of December 31, 1997, the Adviser and its affiliates had a total of approximately $278 billion in investment company and other portfolio assets under management, including assets of certain affiliates of MLAM.

Thomas R. Robinson is the portfolio manager of the Merrill Lynch World Strategy Portfolio. Mr. Robinson has served as a Senior Portfolio Manager of MLAM since 1995. Mr. Robinson has been primarily responsible for the day to day management of the Portfolio's securities portfolio since it commenced operations. Kevin Rendino is the portfolio manager of the Merrill Lynch Basic Value Equity Portfolio. Mr. Rendino has been a Vice President of MLAM since 1993 and was a Senior Research Analyst of MLAM from 1990 to 1992. Mr. Rendino has been primarily responsible for the day to day management of the Portfolio's securities portfolio since it commenced operations.

Morgan Stanley Asset Management Inc. ("MSAM") has been the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio since the Portfolio commenced operations. MSAM is located at 1221 Avenue of the Americas, New York, NY 10020. As compensation for services as the Portfolio's Adviser, the Manager pays MSAM a monthly fee at an annual rate equal to: 1.15% of the Portfolio's average daily net assets up to and including $100 million; .90% of the Portfolio's average daily net assets over $100 million and up to and including $150 million; .80% of the Portfolio's average daily net assets over $150 million and up to and including $200 million; .60% of the Portfolio's average daily net assets over $200 million and up to and including $500 million; and .40% of the Portfolio's average daily net assets in excess of $500 million.

MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. As of December 31, 1997, MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care. In 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. completed a merger to form Morgan Stanley, Dean Witter & Co., a preeminent financial services company that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

Madhav Dhar has been responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Mr. Dhar is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Mr. Dhar joined MSAM in 1984. Mr. Robert Meyer is also responsible


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for the day to day management of the Morgan Stanley Emerging Markets Equity
Portfolio. Mr. Meyer joined MSAM in 1989, is a Managing Director of MSAM and Morgan Stanley and has primary responsibility for MSAM's equity investments in Latin America. Prior to joining MSAM's Latin American Group, Mr. Meyer worked in MSAM's U.S. Equity Group.

Putnam Investment Management, Inc. ("Putnam Management") has been the Adviser to the EQ/Putnam Balanced Portfolio and EQ/Putnam Growth & Income Value Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the EQ/Putnam Balanced Portfolio and EQ/Putnam Growth & Income Value Portfolio, the Manager pays Putnam Management a monthly fee at an annual rate equal to: .50% of the respective Portfolio's average daily net assets up to and including $150 million; .45% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million.

Putnam Management has been managing mutual funds since 1937. Putnam Management is located at One Post Office Square, Boston, MA 02109. As of December 31, 1997, Putnam Management and its affiliates managed more than $235 billion of assets. Putnam Management is a subsidiary of Putnam Investments, Inc. which, other than a minority of shares owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Anthony I. Kreisel has been responsible for the day to day management of the EQ/Putnam Growth & Income Value Portfolio since the Portfolio commenced operations, which includes investment decisions made on behalf of the Portfolio. Mr. Kreisel has been employed by Putnam Management as an investment professional since 1986. Messrs. Edward P. Bousa, David L. Waldman, James M. Prusko and Jeffrey J. Kobylarz are responsible for the day to day management of the EQ/Putnam Balanced Portfolio, which includes investment decisions made on behalf of the Portfolio. Mr. Bousa has been employed by Putnam Management as an investment professional since October, 1992. Prior to October, 1992, Mr. Bousa was Vice President and Portfolio Manager at Fidelity Investments. Mr. Waldman has been employed by Putnam Management as an investment professional since 1997. Mr. Prusko has been employed by Putnam Management as an investment professional since 1992. Mr. Kobylarz has been employed by Putnam Management as an investment professional since 1993.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, has been the Adviser to the T. Rowe Price Equity Income Portfolio since the Portfolio commenced its operations. As compensation for services as the Portfolio's Adviser, the Manager pays T. Rowe Price a monthly fee at an annual rate equal to .40% of the Portfolio's average daily net assets.

T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in 1937. As of December 31, 1997, T. Rowe Price and its affiliates managed more than $126 billion of assets. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds. Investment decisions with respect to the T. Rowe Price Equity Income Portfolio are made by an Investment Advisory Committee composed of the following members: Brian C. Rogers, Chairman, Thomas H. Broadus, Jr., Richard P. Howard, and William J. Stromberg. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

Rowe Price-Fleming International, Inc. ("Price-Fleming"), 100 East Pratt Street, Baltimore, MD 21202, has been the Adviser to the T. Rowe Price International Stock Portfolio since the Portfolio commenced its operations. As compensation for services as the Portfolio's Adviser, the Manager pays Price-Fleming a monthly fee at an annual rate equal to: .75% of the Portfolio's average daily net assets up to and including $20 million; .60% of the Portfolio's average daily net assets over $20 million and up to and including $50 million; and .50% of the Portfolio's average daily net assets in excess of $50 million.

Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). As of December 31, 1997, Price-Fleming managed the United


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                                       31
                                                               EQ Advisors Trust

States dollar equivalent of approximately $30 billion. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, South Korea and Taiwan. The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

Investment decisions with respect to the T. Rowe Price International Stock Portfolio are made by an investment advisory group composed of the following members: Martin G. Wade, Mark B. Smith, Mark J. T. Edwards, John R. Ford, James
B. M. Seddon and David J. L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service and investment management. (Fleming Group includes Flemings and/or Jardine Fleming.) Mark Edwards joined Price-Fleming in 1986 and has 16 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 18 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 11 years of experience in investment management. David Warren joined Price-Fleming in 1984 and has 17 years of experience in equity research, fixed income research and portfolio management.

Warburg Pincus Asset Management, Inc. ("WPAM") has been the Adviser to the Warburg Pincus Small Company Value Portfolio since the Portfolio commenced operations. WPAM is located at 466 Lexington Avenue, New York, New York 10017-3147. As compensation for services as the Portfolio's Adviser, the Manager pays WPAM a monthly fee at an annual rate equal to .50% of the Portfolio's average daily net assets.

WPAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, WPC managed approximately $19.7 billion in assets. WPAM, incorporated in 1970, is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), a New York partnership which has no business other than being a holding company of WPAM and its affiliates. Lionel Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and WPAM.

Kyle F. Frey, a senior vice president of WPAM, has been responsible for the day to day management of Warburg Pincus Small Company Value Portfolio's, securities portfolio since the Portfolio commenced operations. Mr. Frey has been with WPAM since 1989.


THE ADMINISTRATOR

Pursuant to an agreement ("Mutual Funds Service Agreement"), Chase Global Funds Services Company (the "Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets;
 .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commences operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.


THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


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                                       32
EQ Advisors Trust

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreements"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to: .30% of the average daily net assets of the BT Equity 500 Index Portfolio; .55% of the average daily net assets of the BT International Equity Index Portfolio; .35% of the average daily net assets of the BT Small Company Index Portfolio; .60% of the respective average daily net assets of the MFS Emerging Growth Companies, MFS Research, Merrill Lynch Basic Value Equity, EQ/Putnam Growth & Income Value, and T. Rowe Price Equity Income Portfolios;
 .65% of the EQ/Putnam Balanced Portfolio's average daily net assets; .95% of the respective average daily net assets of the Merrill Lynch World Strategy and
T. Rowe Price International Stock Portfolios; 1.50% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets; and .75% of the Warburg Pincus Small Company Value Portfolio's average daily net assets.

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.


TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable Life acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. Bankers Trust, the Adviser to BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust. MLAM, the Adviser to the Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, may execute portfolio transactions through certain of the Adviser's affiliates. MSAM, the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio, may execute portfolio transactions through certain affiliates. T. Rowe Price and Price-Fleming, the Advisers to the T. Rowe Price International Stock and T. Rowe Price Equity Income Portfolios, may execute portfolio transactions through certain affiliates of Fleming and Jardine Fleming, which are persons indirectly related to the Adviser, acting as an agent in accordance with procedures established by the Trust's Board of Trustees.

The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. The Trust may


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                                       33
                                                               EQ Advisors Trust
apply for such exemptive relief. The Trust does not consider broker-dealer affiliates of an Adviser to one Portfolio to be an affiliate of the Advisers to other Portfolios for which such Adviser does not provide investment advice. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. In addition, the Trust will adhere to
Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


YEAR 2000

Like other mutual funds, the Trust and the service providers for the Trust and each of its Portfolios rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999 because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its Portfolios.


DESCRIPTION OF THE TRUST AND TRUST'S SHARES


THE TRUST

The Trust is a registered open-end management investment company that was organized as a Delaware business trust on October 31, 1996. The Trust currently is divided into 18 portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional portfolios and additional classes of shares.


CHARACTERISTICS OF TRUST'S SHARES

The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest, without par value. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Amended and Restated Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management or advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class


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EQ Advisors Trust
may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act.

As of March 31, 1998, Equitable Life owned 100% of the outstanding shares of the Trust.


PURCHASE AND REDEMPTION OF SHARES

EQ Financial, 1290 Avenue of the Americas, New York, New York, 10104, formerly Equico Securities, Inc., a wholly-owned subsidiary of Equitable Life, serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. EDI, 1290 Avenue of the Americas, New York, New York, 10104, a Delaware corporation and an indirect wholly-owned subsidiary of Equitable Life also serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. Class IB shares are offered and redeemed without a sales charge, at net asset value. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in or redeeming from the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on national business holidays.

The Trust also has distribution agreements for its Class IA shares with EQ Financial and EDI pursuant to which each of them acts as the Distributor for the Class IA shares of the Trust.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under terms of the Distribution Plan and the Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributors which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB


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                                       35
                                                               EQ Advisors Trust
shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

   o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

   o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into United States dollars at the bid price last quoted by a composite list of major United States banks.

   o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is, nevertheless, incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Code, each Portfolio will also comply with the investment diversification


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                                       36
EQ Advisors Trust
requirements of Subchapter L of the Code. Should any Portfolio fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the Administrator and the Manager.


Certain additional tax information appears in the Statement of Additional Information.


For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those Contracts.


PERFORMANCE INFORMATION


From time to time, the Trust may advertise the "average annual or cumulative total return" and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Contracts. Performance figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.


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                                       37
                                                               EQ Advisors Trust

The total return on Class IB shares of each Portfolio for the period from May 1, 1997 (unless otherwise noted) to December 31, 1997 was as follows:




                             PORTFOLIO                                 TOTAL RETURN*
      MFS Emerging Growth Companies Portfolio .....................        22.42%
      MFS Research Portfolio ......................................        16.07%
      Merrill Lynch Basic Value Equity Portfolio ..................        16.99%
      Merrill Lynch World Strategy Portfolio ......................         4.70%
      Morgan Stanley Emerging Markets Equity Portfolio** ..........       (20.16)%
      EQ/Putnam Balanced Portfolio ................................        14.38%
      EQ/Putnam Growth & Income Value Portfolio ...................        16.23%
      T. Rowe Price Equity Income Portfolio .......................        22.11%
      T. Rowe Price International Stock Portfolio .................       ( 1.49)%
      Warburg Pincus Small Company Value Portfolio ................        19.15%

----------
*     The total return is not annualized.

**    For the period from August 20, 1997 (inception) to December 31, 1997.


Total return information is not provided for the BT Equity 500 Index, BT International Equity Index and BT Small Company Index Portfolios because they had no operations as of December 31, 1997 except for the issuance of Class IB shares. In addition, total return information is not provided for Class IA shares of the Trust as no Class IA shares were issued as of December 31, 1997.


The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period. Such performance does not reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.


PRIOR PERFORMANCE OF EACH ADVISER


The following tables provide information concerning the historical performance of another registered investment company (or series) or other institutional private account managed by each Adviser, that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser.


Each Adviser's performance data shown below for other registered investment companies or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities.


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

BT EQUITY 500 INDEX PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e., Equity 500 Index Fund, a series of BT Institutional Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Equity 500 Index Portfolio. However, the BT Equity 500 Index Portfolio will be subject to higher expenses than the Equity 500 Index Fund. In addition, holders of variable insurance contracts representing interests in the BT Equity 500 Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Equity 500 Index Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Equity 500 Index Portfolio or an individual investor investing in the BT Equity 500 Index Portfolio.




                                    EQUITY 500 INDEX FUND1     S&P 500 COMPOSITE
YEAR ENDED 12/31/97                   INSTITUTIONAL CLASS        STOCK INDEX2
--------------------------------   ------------------------   ------------------
     One Year3 .................             33.23%                  33.36%
     Since inception3  .........             20.17%                  20.27%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.


3 Annualized performance for shares of the Equity 500 Index Fund of the BT
  Institutional Funds. The inception date for the Equity 500 Index Fund--Institutional Class was December 31, 1992.


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                                       39
                                                               EQ Advisors Trust

BT INTERNATIONAL EQUITY INDEX PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., EAFE (Registered Trademark) Equity Index Fund -- Institutional Class, a series of BT Advisor Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT International Equity Index Portfolio. However, the BT International Equity Index Portfolio will be subject to higher expenses than the EAFE (Registered Trademark) Equity Index Fund -- Institutional Class. In addition, holders of variable insurance contracts representing interests in the BT International Equity Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the EAFE (Registered Tracemark) Equity Index Fund -- Institutional Class presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT International Equity Index Portfolio or an individual investor investing in the BT International Equity Index Portfolio.




                                  EAFE (Registered Trademark)  EQUITY INDEX FUND --
YEAR ENDED 12/31/97                             INSTITUTIONAL CLASS1                 MSCI EAFE INDEX1
-------------------------------- -------------------------------------------------- -----------------
     One Year3 .................                         2.11%                             1.78%
     Since inception3  .........                         4.79%                             4.70%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or operating expenses. The index does not include fees or operating expenses and is not available for actual investment.

3 Annualized performance for shares of the EAFE Equity Index Fund. The inception date for the EAFE Equity Index Fund -- Institutional Class was January 24, 1996.


--------------------------------------------------------------------------------
                                       40
EQ Advisors Trust

BT SMALL COMPANY INDEX PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Small Cap Index Fund -- Institutional Class, a series of BT Advisor Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Small Company Index Portfolio. However, the BT Small Company Index Portfolio will be subject to higher expenses than the Small Cap Index Fund -- Institutional Class. In addition, holders of variable insurance contracts representing interests in the BT Small Company Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Small Cap Index Fund -- Institutional Class presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Small Company Index Portfolio or an individual investor investing in the BT Small Company Index Portfolio.




                                    SMALL CAP INDEX FUND --
YEAR ENDED 12/31/97                  INSTITUTIONAL CLASS1      RUSSELL 2000 INDEX2
--------------------------------   ------------------------   --------------------
     One Year3 .................             23.00%                   22.36%
     Since inception 3 .........             22.34%                   23.28%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.


3 Annualized performance for shares of the Small Cap Index Fund. The inception date for the Small Cap Index Fund -- Institutional Class was July 10, 1996.


--------------------------------------------------------------------------------
                                       41
                                                               EQ Advisors Trust

MFS EMERGING GROWTH COMPANIES PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., MFS Emerging Growth Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Emerging Growth Companies Portfolio. However, MFS Emerging Growth Fund will be subject to different expenses than the MFS Emerging Growth Companies Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Emerging Growth Companies Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Emerging Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Emerging Growth Companies Portfolio or an individual investor investing in the MFS Emerging Growth Companies Portfolio.




                                                            RUSSELL 2000
YEAR ENDED 12/31/97           MFS EMERGING GROWTH FUND1        INDEX2
--------------------------   ---------------------------   -------------
     One Year3 ...........               19.73%                 22.36%
     Five Years3 .........               19.75%                 16.40%
     Ten Years3 ..........               21.30%                 15.77%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestments of dividends. It is compiled by the Frank Russell Company.

3 Annualized performance for the Class B shares of the MFS Emerging Growth
  Fund. The results for the MFS Emerging Growth Fund do not reflect sales charges that may be imposed on the Class B shares of the MFS Emerging Growth Fund, nor any charges that would be imposed at the insurance company separate account level.


--------------------------------------------------------------------------------
                                       42
EQ Advisors Trust

MFS RESEARCH PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., MFS Research Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Research Portfolio. However, MFS Research Fund will be subject to different expenses than the MFS Research Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Research Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Research Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Research Portfolio or an individual investor investing in the MFS Research Portfolio.




                                                      S&P 500
YEAR ENDED 12/31/97           MFS RESEARCH FUND1       INDEX2
--------------------------   --------------------   -----------
     One Year3 ...........           20.53%             33.36%
     Five Years3 .........           20.40%             20.27%
     Ten Years3 ..........           17.17%             18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the MFS Research Fund. The results for the MFS Research Fund do not reflect any sales charge that may be imposed on the Class A shares of the MFS Research Fund, nor any charges that would be imposed at the insurance company separate account level.


--------------------------------------------------------------------------------
                                       43
                                                               EQ Advisors Trust

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Merrill Lynch Basic Value Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., which is managed by Merrill Lynch Asset Management, L.P., and whose investment policies are substantially similar to the Merrill Lynch Basic Value Equity Portfolio. However, the Merrill Lynch Basic Value Focus Fund will be subject to different expenses than the Merrill Lynch Basic Value Equity Portfolio. In addition, holders of variable insurance contracts representing interests in the Merrill Lynch Basic Value Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Merrill Lynch Basic Value Focus Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Merrill Lynch Basic Value Equity Portfolio or an individual investor investing in the Merrill Lynch Basic Value Equity Portfolio.




                                   MERRILL LYNCH VARIABLE SERIES
                                   FUNDS, INC. -- MERRILL LYNCH      S&P 500
YEAR ENDED 12/31/97                   BASIC VALUE FOCUS FUND1        INDEX 2
-------------------------------   ------------------------------   -----------
     One Year3 ................                20.62%                  33.36%
     Since inception3 .........                17.26%                  21.57%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for shares of the Merrill Lynch Basic Value Focus
  Fund. The inception date for the Merrill Lynch Basic Value Focus Fund was July 1, 1993.


--------------------------------------------------------------------------------
                                       44
EQ Advisors Trust

MERRILL LYNCH WORLD STRATEGY PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Merrill Lynch Global Strategy Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., which is managed by Merrill Lynch Asset Management, L.P., and whose investment policies are substantially similar to the Merrill Lynch World Strategy Portfolio. However, the Merrill Lynch Global Strategy Focus Fund will be subject to different expenses than the Merrill Lynch World Strategy Portfolio. In addition, holders of variable insurance contracts representing interests in the Merrill Lynch World Strategy Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Merrill Lynch Global Strategy Focus Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Merrill Lynch World Strategy Portfolio or an individual investor investing in the Merrill Lynch World Strategy Portfolio.




                                         MERRILL LYNCH VARIABLE
                                  SERIES FUNDS, INC. -- MERRILL LYNCH    MSCI EAFE
YEAR ENDED 12/31/97                   GLOBAL STRATEGY FOCUS FUND1         INDEX2
-------------------------------  -------------------------------------  ----------
     One Year3 ................                   11.94%                    1.78%
     Five Years3 ..............                   10.82%                   11.39%
     Since inception3 .........                    9.67%                    8.35%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

3 Annualized performance for shares of the Merrill Lynch Global Strategy Focus
  Fund. The inception date for the Merrill Lynch Global Strategy Focus Fund was February 28, 1992.


--------------------------------------------------------------------------------
                                       45
                                                               EQ Advisors Trust

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Morgan Stanley Institutional Fund, Inc. -- Emerging Markets Portfolio ("MSIF Emerging Markets Portfolio"), which is managed by the Morgan Stanley Asset Management Inc., and whose investment policies are substantially similar to the Morgan Stanley Emerging Markets Equity Portfolio. Operating expenses of the Morgan Stanley Emerging Markets Equity Portfolio will be the same as the operating expenses of the MSIF Emerging Markets Portfolio. However, holders of variable insurance contracts representing interests in the Morgan Stanley Emerging Markets Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MSIF Emerging Markets Portfolio presented below, which represent a Class A share outstanding for the period, are unaudited and are not intended to predict or suggest the returns that might be experienced by the Morgan Stanley Emerging Markets Equity Portfolio or an individual investor investing in the Morgan Stanley Emerging Markets Equity Portfolio.




                                                             IFC GLOBAL TOTAL
                                       MSIF EMERGING         RETURN COMPOSITE
YEAR ENDED 12/31/97                MARKETS PORTFOLIO1, 2          INDEX3
-------------------------------   -----------------------   -----------------
     One Year4 ................             (1.03)%               (14.42)%
     Five Years4 ..............             10.23%                  6.16%
     Since inception4 .........             10.13%                  6.93%

----------
1 In accordance with SEC regulations, the performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The expense ratio of MSIF Emerging Markets Portfolio has been capped at 1.75% since inception.

3 The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.

4 Annualized performance for the Class A shares of the MSIF Emerging Markets
  Portfolio. The Class B shares of the MSIF Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The inception date for the MSIF Emerging Markets Portfolio was September 25, 1992.


--------------------------------------------------------------------------------
                                       46
EQ Advisors Trust

EQ/PUTNAM BALANCED PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., The George Putnam Fund of Boston, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Balanced Portfolio. The George Putnam Fund of Boston will be subject to different expenses than the EQ/Putnam Balanced Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam Balanced Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of The George Putnam Fund of Boston presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Balanced Portfolio or an individual investor investing in the EQ/Putnam Balanced Portfolio.




                              THE GEORGE PUTNAM      S&P 500
YEAR ENDED 12/31/97            FUND OF BOSTON1        INDEX2
--------------------------   -------------------   -----------
     One Year3 ...........           21.02%            33.36%
     Five Years3 .........           15.13%            20.27%
     Ten Years3 ..........           13.92%            18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index (`S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of The George Putnam Fund of
  Boston. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.


--------------------------------------------------------------------------------
                                       47
                                                               EQ Advisors Trust

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., the Putnam Growth & Income Fund II, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Growth & Income Value Portfolio. Putnam Growth & Income Fund II will be subject to different expenses than the EQ/Putnam Growth & Income Value Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam Growth & Income Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Putnam Growth & Income Fund II presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Growth & Income Value Portfolio or an individual investor investing in the EQ/Putnam Growth & Income Value Portfolio.




                                   PUTNAM GROWTH &
YEAR ENDED 12/31/97                INCOME FUND II1     S&P 500 INDEX2
-------------------------------   -----------------   ---------------
     One Year3 ................          24.86%             33.36%
     Since inception3 .........          26.54%             31.19%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the Putnam Growth & Income
  Fund II. The inception date for the Putnam Growth & Income Fund II was January 5, 1995. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.


--------------------------------------------------------------------------------
                                       48
EQ Advisors Trust

T. ROWE PRICE EQUITY INCOME PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., T. Rowe Price Equity Income Fund, which is managed by
T. Rowe Price Associates, Inc., and whose investment policies are substantially similar to the T. Rowe Price Equity Income Portfolio. However, the T. Rowe Price Equity Income Fund will be subject to different expenses than the T. Rowe Price Equity Income Portfolio. In addition, holders of variable insurance contracts representing interests in the T. Rowe Equity Income Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of T. Rowe Price Equity Income Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the T. Rowe Price Equity Income Portfolio or an individual investor investing in the T. Rowe Price Equity Income Portfolio.




                                 T. ROWE PRICE
YEAR ENDED 12/31/97           EQUITY INCOME FUND1     S&P 500 INDEX2
--------------------------   ---------------------   ---------------
     One Year3 ...........            28.82%               33.36%
     Five Years3 .........            19.99%               20.27%
     Ten Years3 ..........            16.99%               18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the shares of the T. Rowe Price Equity Income
  Fund. The investment advisory fee applicable to the T. Rowe Price Equity Income Fund was capped at the maximum state-allowed fee in 1987.


--------------------------------------------------------------------------------
                                       49
                                                               EQ Advisors Trust

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., T. Rowe Price International Stock Fund, which is managed by Rowe Price-Fleming International, Inc., and whose investment policies are substantially similar to the T. Rowe Price International Stock Portfolio. However, the T. Rowe Price International Stock Fund will be subject to different expenses than the T. Rowe Price International Stock Portfolio. In addition, holders of variable insurance contracts representing interests in the
T. Rowe Price International Stock Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of T. Rowe Price International Stock Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the T. Rowe Price International Stock Portfolio or an individual investor investing in the T. Rowe Price International Stock Portfolio.




                                    T. ROWE PRICE
YEAR ENDED 12/31/97           INTERNATIONAL STOCK FUND1     MSCI EAFE INDEX2
--------------------------   ---------------------------   -----------------
     One Year3 ...........               2.70%                    1.78%
     Five Years3 .........              13.03%                   11.39%
     Ten Years3 ..........              10.62%                    6.25%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

3 Annualized performance for the shares of the T. Rowe Price International
  Stock Fund.

--------------------------------------------------------------------------------
                                       50
EQ Advisors Trust

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Warburg Pincus Small Company Value Fund, which is managed by Warburg Pincus Asset Management, Inc. and whose investment policies are substantially similar to the Warburg Pincus Small Company Value Portfolio. However, the Warburg Pincus Small Company Value Fund will be subject to different expenses than the Warburg Pincus Small Company Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Warburg Pincus Small Company Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Warburg Pincus Small Company Value Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Warburg Pincus Small Company Value Portfolio or an individual investor investing in such Portfolio and should not be considered a substitute for the Warburg Pincus Small Company Value Portfolio's own performance information.




                                 WARBURG PINCUS SMALL COMPANY
YEAR ENDED 12/31/97                     VALUE FUND1, 2         RUSSELL 2000 INDEX3
------------------------------- ----------------------------- --------------------
     One Year4 ................              19.16%                   22.36%
     Since inception4 .........              36.19%                   16.35%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 Absent the waiver of fees by the Warburg Pincus Small Company Value Fund's investment adviser and co-administrator, management fees of the Warburg Pincus Small Company Value Fund would equal 1.00%, other expenses would equal 0.94% and total operating expenses would equal 2.19%. The investment adviser and co-administrator of the Warburg Pincus Small Company Value Fund are under no obligation to continue these waivers.

3 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2,000 small-cap stocks, and includes reinvestment of dividends. It is compiled by the Frank Russell Company.

4 Annualized performance for shares of the Warburg Pincus Small Company Value
  Fund. The inception date for the Warburg Pincus Small Company Value Fund was December 29, 1995.


--------------------------------------------------------------------------------
                                       51
                                                               EQ Advisors Trust

                                  APPENDIX A

The following table summarizes the historical performance information of certain other registered investment companies or accounts that appears on pages 39 through 51 of this Prospectus. Each other registered investment company or account is managed by an Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by that Adviser. For further information regarding each of the registered investment companies and the indexes presented below, please refer to pages 5 through 17 of this Prospectus.


                          ANNUALIZED RATES OF RETURN
                        PERIOD ENDED DECEMBER 31, 1997



                                                                                                         SINCE
FUND NAME                                                      1 YEAR        5 YEARS      10 YEARS     INCEPTION
--------------------------------------------------------   -------------   -----------   ----------   ----------
   BT EQUITY 500 INDEX FUND                                     33.23%            --           --        20.17%
   S&P 500 Index                                                33.36%            --           --        20.27%
--------------------------------------------------------       ------             --           --        -----
   BT EAFE (Registered Trademark)  EQUITY INDEX FUND --
     INSTITUTIONAL CLASS                                         2.11%            --           --         4.79%
   MSCI EAFE Index                                               1.78%            --           --         4.70%
--------------------------------------------------------       ------             --           --        -----
   BT SMALL CAP INDEX FUND                                      23.00%            --           --        22.34%
   Russell 2000 Index                                           22.36%            --           --        23.28%
--------------------------------------------------------       ------             --           --        -----
   MFS EMERGING GROWTH FUND                                     19.73%         19.75%       21.30%          --
   Russell 2000 Index                                           22.36%         16.40%       15.77%          --
--------------------------------------------------------       ------          -----        -----        -----
   MFS RESEARCH FUND                                            20.53%         20.40%       17.17%          --
   S&P 500 Index                                                33.36%         20.27%       18.05%          --
--------------------------------------------------------       ------          -----        -----        -----
   MERRILL LYNCH BASIC VALUE FOCUS FUND                         20.62%            --           --        17.26%
   S&P 500 Index                                                33.36%            --           --        21.57%
--------------------------------------------------------       ------          -----        -----        -----
   MERRILL LYNCH GLOBAL STRATEGY FOCUS
     FUND                                                       11.94%         10.82%          --         9.67%
   MSCI EAFE Index                                               1.78%         11.39%          --         8.35%
--------------------------------------------------------       ------          -----        -----        -----
   MSIF EMERGING MARKETS PORTFOLIO                             ( 1.03)%        10.23%          --        10.13%
   IFC Global Total Return Composite
     Index                                                     (14.42)%         6.16%          --         6.93%
--------------------------------------------------------       ------          -----        -----        -----
   THE GEORGE PUTNAM FUND OF BOSTON                             21.02%         15.13%       13.92%          --
   S&P 500 Index                                                33.36%         20.27%       18.05%          --
--------------------------------------------------------       ------          -----        -----        -----
   PUTNAM GROWTH & INCOME FUND II                               24.86%            --           --        26.54%
   S&P 500 Index                                                33.36%            --           --        31.19%
--------------------------------------------------------       ------          -----        -----        -----
   T. ROWE PRICE EQUITY INCOME FUND                             28.82%         19.99%       16.99%          --
   S&P 500 Index                                                33.36%         20.27%       18.05%          --
--------------------------------------------------------       ------          -----        -----        -----
   T. ROWE PRICE INTERNATIONAL STOCK FUND                        2.70%         13.03%       10.62%          --
   MSCI EAFE Index                                               1.78%         11.39%        6.25%          --
--------------------------------------------------------       ------          -----        -----        -----
   WARBURG PINCUS SMALL COMPANY VALUE
     FUND                                                       19.16%            --           --        36.19%
   Russell 2000 Index                                           22.36%            --           --        16.35%

--------------------------------------------------------------------------------
                                      A-1
                                                               EQ Advisors Trust

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                               EQ ADVISORS TRUST
            1290 Avenue of the Americas -- New York, New York 10104


EQ Advisors Trust ("Trust") is an open-end management investment company that offers a selection of professionally managed investment portfolios ("Portfolios"). Each Portfolio has its own investment objective and policies that are designed to meet different investment goals.


This Prospectus describes the following four Portfolios currently offered by the Trust.



      o  T. Rowe Price International Stock Portfolio


      o  MFS Emerging Growth Companies Portfolio


      o  Lazard Small Cap Value Portfolio


      o  BT Equity 500 Index Portfolio



The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares offered pursuant to another prospectus, and Class IB shares offered hereby.


This Prospectus sets forth concisely the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at the address noted above. California residents can obtain a copy of the Statement of Additional Information by calling 1-800-999-3527. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                          PROSPECTUS DATED MAY 1, 1998













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EQAT-A301

(5/98)
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                             FINANCIAL HIGHLIGHTS

     The financial information in the table below for the period May 1, 1997* (unless otherwise noted) to December 31, 1997 has been derived from financial statements of the Trust which have been audited by Price Waterhouse LLP, independent public accountants. Price Waterhouse LLP's report on the Trust's financial statements as of December 31, 1997 appears in the Trust's Annual Report. The information listed below should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information. The Annual Report includes more information about the Trust's performance and is available without charge upon request.



                                           NET REAL-
                                           IZED AND
                                          UNREALIZED
                                          GAIN (LOSS)
                                          ON INVEST-                            DIVIDENDS
                                           MENTS AND      TOTAL     DIVIDENDS   IN EXCESS
                    NET ASSET     NET       FOREIGN       FROM       FROM NET     OF NET
                      VALUE,    INVEST-    CURRENCY      INVEST-     INVEST-     INVEST-
                    BEGINNING     MENT     TRANSAC-       MENT         MENT        MENT
                    OF PERIOD    INCOME      TIONS     OPERATIONS     INCOME      INCOME
 T. Rowe Price
 International
 Stock Portfolio     $ 10.00    $ 0.02     $ (0.17)     $ (0.15)
 MFS Emerging
 Growth
 Companies
 Portfolio           $ 10.00    $ 0.02     $  2.21      $  2.23      $ (0.02)



                                DISTRIBU-
                    DISTRIBU-     TIONS       TOTAL                                    NET
                      TIONS     IN EXCESS   DIVIDENDS                                ASSETS,
                       FROM         OF         AND       NET ASSET                   END OF
                     REALIZED    REALIZED   DISTRIBU-   VALUE, END       TOTAL       PERIOD
                      GAINS       GAINS       TIONS      OF PERIOD    RETURN (B)     (000'S)
 T. Rowe Price
 International
 Stock Portfolio                                         $  9.85       (1.49)%      $69,572
 MFS Emerging
 Growth
 Companies
 Portfolio           $ (0.18)    $ (0.11)    $ (0.31)    $ 11.92       22.42%       $99,317


                                                   RATIO OF NET    RATIO OF NET
                      RATIO OF        RATIO OF      INVESTMENT      INVESTMENT
                     EXPENSES TO    EXPENSES TO      INCOME TO      INCOME TO                                  PER SHARE
                     AVERAGE NET    AVERAGE NET     AVERAGE NET    AVERAGE NET                                  BENEFIT
                    ASSETS AFTER   ASSETS BEFORE   ASSETS AFTER   ASSETS BEFORE                     AVERAGE      TO NET
                       WAIVERS        WAIVERS         WAIVERS        WAIVERS        PORTFOLIO     COMMISSION   INVESTMENT
                       (A)(C)          (A)(C)         (A)(C)          (A)(C)      TURNOVER RATE    RATE PAID   INCOME(C)
 T. Rowe Price
 International
 Stock Portfolio         1.20%          2.56%           0.45%          (0.91)%          17%        $ 0.0034     $ 0.05
 MFS Emerging
 Growth
 Companies
 Portfolio               0.85%          1.82%           0.61%          (0.36)%         116%        $ 0.0422     $ 0.04

--------
 * Commencement of Operations. No financial highlights are presented for the Lazard Small Cap Value Portfolio and the BT Equity 500 Index Portfolio, each of which received initial capital on December 31, 1997.

(a)        Annualized.

(b) Total return calculated for a period of less than one year is not annualized.

(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreements" in the Prospectus.


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EQ Advisors Trust
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THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" type of mutual fund, the Trust issues shares of beneficial interest that are currently divided among eighteen Portfolios, four of which are offered by this Prospectus. Each Portfolio is a separate series of the Trust with its own objective and policies. Each of the Portfolios set forth below, except for the Lazard Small Cap Value Portfolio, are diversified for 1940 Act purposes. The Trustees of the Trust may establish additional Portfolios at any time.

Each Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of each Portfolio. Rowe Price-Fleming International, Inc., Massachusetts Financial Services Company, Lazard Asset Management, a division of Lazard Freres & Co. LLC, and Bankers Trust Company serve as the advisers (each an "Adviser" and, together, the "Advisers") to one or more of the Portfolios, as detailed in the table below.




PORTFOLIO                                     ADVISER
--------------------------------------------- -----------------------------------------
T. Rowe Price International Stock Portfolio   Rowe Price-Fleming International, Inc.
MFS Emerging Growth Companies Portfolio       Massachusetts Financial Services Company
Lazard Small Cap Value Portfolio              Lazard Asset Management
BT Equity 500 Index Portfolio                 Bankers Trust Company

The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Trust's Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQ Financial"), the Trust's Manager, serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. (EQ Financial and EDI are collectively referred to as the "Distributors"). The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable Life"). Both classes of shares are offered and redeemed at their net asset value without any sales load.

Class IA shares may be offered pursuant to another prospectus and are subject to the same expenses as the Class IB shares, but unlike the Class IB shares they are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.


INVESTMENT OBJECTIVES AND POLICIES

The following is a brief description of the investment objectives and policies of each of the Portfolios. All of the objectives and policies of each Portfolio, unless otherwise noted, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the Statement of Additional Information. Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

The investment objective of the T. Rowe Price International Stock Portfolio is to seek long-term growth of capital through investment primarily in common stocks of established non-United States companies.


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                                                               EQ Advisors Trust
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The Adviser intends to invest substantially all of the Portfolio's assets outside the United States and to diversify broadly among countries throughout the world -- developed, newly industrialized and emerging -- by having at least five different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Europe as well as South Africa, Australia, Canada, and other areas (including developing countries). No more than 20% of the Portfolio's net assets will be invested in securities of issuers located in any one country with the exception of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany (where the investment limitation is 35% for each of those countries). In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

The Portfolio expects to invest substantially all of its assets in common stocks. However, the Portfolio may also invest in a variety of other equity-related securities (such as preferred stocks, warrants, and convertible securities) as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program. The Portfolio may also invest in certain foreign investment portfolios or trusts commonly referred to as passive foreign investment companies. These entities have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed or traded on the stock exchanges in those countries. The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts and may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk instrument that can combine the characteristics of securities, futures contracts and options.

Under normal conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of its total assets. However, for temporary defensive purposes, the Portfolio may invest all or a significant portion of its assets in United States Government securities and corporate debt obligations. The Portfolio will not purchase any debt security which, at the time of purchase, is rated below investment grade by a nationally recognized statistical rating organization ("NRSRO"). This restriction would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase. In addition, the Portfolio may invest without limitation in high quality United States and foreign dollar-denominated money market securities for temporary defensive purposes or to meet redemption requests.

In analyzing companies for investment, the Adviser uses a "bottom up" approach. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally the Adviser's primary focus. However the Adviser also considers certain other factors in making its investment decisions, including: above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research, product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics that should enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the Portfolio's investments will ordinarily be made on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, hybrid instruments, foreign securities, foreign currency transactions, passive foreign investment companies, United States Government securities, convertible securities, borrowings, derivatives, investment grade fixed income securities, securities loans, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


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EQ Advisors Trust
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MFS EMERGING GROWTH COMPANIES PORTFOLIO

The investment objective of the MFS Emerging Growth Companies Portfolio is to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective. In pursuing its objective, the Portfolio invests primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises. Such emerging growth companies generally are expected to: (i) show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation; and (ii) have the products, technologies, management and market and other opportunities that are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size and the Portfolio may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in customer demand, or basic changes in the economic environment. Investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources and may be more dependent on one-person management. In addition, there may be less research available on many promising small or medium-sized emerging growth companies, making it more difficult both to identify and to analyze such companies. Moreover, the securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.

While the Portfolio may invest primarily in common stocks, the Portfolio may, to a limited extent, seek long-term growth in other types of securities such as convertible securities and warrants. To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 25% of its total assets in foreign securities, including those in emerging markets. These securities include non-United States dollar-denominated securities traded outside the United States and dollar-denominated securities traded in the United States (such as American Depositary Receipts ("ADRs")). Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities. The Portfolio may also invest in debt securities and hold cash and cash equivalents. In addition, the Portfolio may invest in lower-rated debt securities (commonly referred to as "junk bonds").

The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investment in its shares generally involves a higher degree of risk than would be the case with an investment in a conservative equity or growth fund investing entirely in proven growth companies.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, loan participations, derivatives, United States Government securities, securities loans, forward commitments, asset-backed securities, borrowings, options, futures contracts, convertible securities, foreign currency transactions, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


LAZARD SMALL CAP VALUE PORTFOLIO

The investment objective of the Lazard Small Cap Value Portfolio is to seek capital appreciation by investing primarily in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned United States companies with market capitalizations ranging between $100 million and $1 billion. The equity securities in which the Portfolio may invest include: common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

Investments are generally made in equity securities of companies that in the Adviser's opinion have one or more of the following characteristics: (i) are undervalued relative to their earnings power, cash flow,


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                                                               EQ Advisors Trust
and/or asset values; (ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular) with the expectation that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances that are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow that may be used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or debt securities, including cash equivalents.

The Adviser believes that issuers of small capitalization stocks often have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. (Such risks are discussed under the caption "Investment Strategies -- Small Company Securities" below).

The Portfolio is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Portfolio's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Code.

The Adviser continually evaluates the securities owned by the Portfolio, and changes may be made whenever the Adviser determines such securities no longer meet the Portfolio's objective. Changes in Portfolio holdings may also be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.

When, in the judgment of the Adviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments or hold its assets in cash.

Certain investment strategies and investments which may be employed by the Portfolio (such as securities loans, borrowings, loan participations, derivatives, mortgage-related securities, convertible securities, floaters, illiquid securities, investment grade fixed income securities, forward commitments, United States Government securities, repurchase agreements, and small company securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


BT EQUITY 500 INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is an index of 500 common stocks of companies from many industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Adviser believes that the performance of the S&P 500 is representative of the performance of publicly-traded common stocks in the United States in general.


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EQ Advisors Trust

The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity on each stock and its adequacy as a representation of stocks in a particular industry, and may be changed from time to time. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein. In seeking to replicate the performance of the S&P 500, before deduction of Portfolio expenses, the Adviser will attempt over time to allocate the Portfolio's investment among common stocks included in the S&P 500 in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the index's value. The Adviser utilizes a two-stage sampling approach in seeking to achieve its objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the S&P 500. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to increase the Portfolio's liquidity while reducing costs.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Portfolio will not purchase the stock of Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses.

Over time, the correlation between the performance of the Portfolio and the S&P 500 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the S&P 500. The Portfolio's ability to track the S&P 500 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the S&P 500, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the S&P 500.

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio may not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, illiquid securities, investment grade fixed


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                                                               EQ Advisors Trust
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income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, each of the Portfolios, for example, may purchase and sell call and put options (except for and Lazard Small Cap Value Portfolio), engage in transactions in futures contracts and related options (except for Lazard Small Cap Value Portfolio), and engage in forward foreign currency exchange transactions (except for Lazard Small Cap Value Portfolio and BT Equity 500 Index Portfolio). They may also enter into repurchase agreements, and borrow funds under certain limited circumstances. In addition, each Portfolio may engage in other types of investment strategies as described below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument. Certain investment strategies and instruments and the risks related to them are summarized below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The MFS Emerging Growth Companies Portfolio and BT Equity 500 Index Portfolio may invest in asset-backed securities. These asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BORROWINGS. The Portfolios may borrow money from banks or other lenders as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Portfolio's investment objective and program. Such borrowings would be subject to interest costs which may or may not be recovered by appreciation of securities purchased. Borrowings for the T. Rowe Price International Stock Portfolio, MFS Emerging Growth Companies Portfolio, and BT Equity 500 Index Portfolio may not exceed 33 1/3% of each Portfolio's total assets. Borrowings for the Lazard Small Cap Value Portfolio may not exceed 15% of its total assets for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of the value of the Portfolio's total assets). Each Portfolio may pledge its assets to secure these permissible borrowings. No Portfolio may purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a borrowing. Further information concerning each Portfolio's fundamental policy with respect to borrowings is provided in the Statement of Additional Information.

CONVERTIBLE SECURITIES. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be


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EQ Advisors Trust
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rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES. Each Portfolio may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, collateralized mortgage obligations, floaters, futures, hybrid instruments, inverse floaters, mortgage-backed securities, options, stripped mortgage-backed securities, structured notes, and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section or the Statement of Additional Information.

FLOATERS AND INVERSE FLOATERS. The Lazard Small Cap Value Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities".

FOREIGN SECURITIES. Foreign investments involve certain risks that are not present in domestic securities. Because the T. Rowe Price International Stock Portfolio and the MFS Emerging Growth Companies Portfolio may purchase securities denominated in foreign currencies, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Portfolio. In less liquid and well developed


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stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, Southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

In addition, investment in foreign securities may also include the risk of expropriation by a foreign government.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Certain Portfolios may invest in the following types of foreign securities or engage in the following types of transactions related to foreign securities.

BRADY BONDS. The MFS Emerging Growth Companies Portfolio may invest in "Brady Bonds," which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are United States dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. The MFS Emerging Growth Companies Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to that Portfolio.

DEPOSITARY RECEIPTS. The T. Rowe Price International Stock Portfolio and the MFS Emerging Growth Companies Portfolio may purchase depositary receipts, which are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs and Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as


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"Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly above.

FOREIGN CURRENCY TRANSACTIONS. The T. Rowe Price International Stock Portfolio and the MFS Emerging Growth Companies Portfolio may purchase foreign currency on a spot (or cash) basis and may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The T. Rowe Price International Stock Portfolio and the MFS Emerging Growth Companies Portfolio may also purchase and sell foreign currency futures contracts and may purchase and sell exchange traded call and put options on foreign currency futures contracts and on foreign currencies. The MFS Emerging Growth Companies Portfolio may engage in over-the-counter ("OTC") options on foreign currency transactions. The MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the OTC market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. The T. Rowe Price International Stock Portfolio and the MFS Emerging Growth Companies Portfolio may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The MFS Emerging Growth Companies Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

FORWARD COMMITMENTS. Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

HYBRID INSTRUMENTS. The T. Rowe Price International Stock Portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend


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rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

ILLIQUID SECURITIES. The Lazard Small Cap Value Portfolio may invest up to 10% of its assets and each of the other Portfolios may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including nonnegotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid, and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined by the Board of Trustees to be liquid, will not be considered by the Adviser to be illiquid or not readily marketable and, therefore, are not subject to the 10% or 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. Each Portfolio may invest in or hold a portion of its total assets in investment grade or, except as noted below, lower quality fixed income securities. The T. Rowe Price International Stock Portfolio, Lazard Small Cap Value Portfolio and BT Equity 500 Index Portfolio each may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Service ("S&P") or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. Lower quality fixed income securities are securities that are rated in the lower categories by NRSROs (i.e., Ba or lower by Moody's and BB or lower by S&P) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

LOAN PARTICIPATIONS. The MFS Emerging Growth Companies Portfolio and the Lazard Small Cap Value Portfolio may invest a portion of each of their assets in loan participations and other direct indebtedness. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The MFS Emerging Growth Companies Portfolio may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by a company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans and other direct indebtedness acquired by the


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Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGES AND MORTGAGE-RELATED SECURITIES. The Lazard Small Cap Value Portfolio and the BT Equity 500 Index Portfolio may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.


OPTIONS AND FUTURES TRANSACTIONS. Each Portfolio (except the Lazard Small Cap Value Portfolio) may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. Each Portfolio (except the Lazard Small Cap Value Portfolio) may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. Each Portfolio that is permitted to invest in futures contracts and related options may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets. No Portfolio will commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options may not exceed 25% of its total assets. The BT Equity 500 Index Portfolio may not at any time commit more than 20% of its assets to options and futures contracts The MFS Emerging Growth Companies Portfolio will not enter a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio's total assets. The MFS Emerging Growth Companies Portfolio may engage in OTC put and call


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option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as "cover" for such options, may be considered illiquid securities.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the deviation of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an OTC option and the resulting inability to close a futures position or OTC option prior to its maturity date.

PASSIVE FOREIGN INVESTMENT COMPANIES. The T. Rowe Price International Stock Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in passive foreign investment companies also involve the risk of foreign securities, as described above.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

REVERSE REPURCHASE AGREEMENTS. The BT Equity 500 Index Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Borrowing" for more information concerning restrictions on borrowing by the Portfolio.

SECURITIES LOANS. The T. Rowe Price International Stock Portfolio may seek to earn additional income by making secured loans of portfolio securities with a value up to 33 1/3% of their respective total assets. The MFS Emerging Growth Companies Portfolio and the BT Equity 500 Index Portfolio may lend portfolio securities in an amount up to 30% of their respective total assets. The Lazard Small Cap Value


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Portfolio may lend portfolio securities in an amount up to 10% of its total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or highgrade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Further information concerning each Portfolio's fundamental policy with respect to loans is provided in the Statement of Additional Information.


SMALL COMPANY SECURITIES. The Lazard Small Cap Value Portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in the Lazard Small Cap Value Portfolio may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.


UNITED STATES GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., the Tennessee Valley Authority).


WARRANTS. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.


PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each new Portfolio's turnover rate is not expected to exceed 100% during its first year of operation. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and increases realized gains and losses. See "Financial Highlights" above for the actual portfolio turnover rates of the Portfolios through December 31, 1997, and also see "Dividends, Distributions and Taxes" below.


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MANAGEMENT OF THE TRUST


THE BOARD OF TRUSTEES


The Board of Trustees of the Trust provides broad supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-Laws.


THE MANAGER


The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). It is located at 1290 Avenue of the Americas, New York, New York 10104. Besides its activities with respect to the Trust, the Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other business entities. The Manager is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life, a New York stock life insurance company.


The Manager is responsible for providing general management services to the Trust and in the exercise of such responsibility selects, subject to review and approval by the Trustees, the investment advisers for the Trust's Portfolios and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager is responsible for providing the Trust with office space, office equipment, and personnel necessary to operate the Trust's business, and also supervises the provision of services by third parties such as the Trust's custodian and administrator.


As compensation for managing the T. Rowe Price International Stock Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .75% of the Portfolio's average daily net assets. As compensation for managing the MFS Emerging Growth Companies Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the Portfolio's average daily net assets. As compensation for managing the Lazard Small Cap Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .80% of the Portfolio's average daily net assets. As compensation for managing the BT Equity 500 Index Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .25% of the Portfolio's average daily net assets.


The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.


In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contract owners; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class IB shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of its shares.


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THE ADVISERS

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of the Portfolio that it advises. Monthly, with respect to each Portfolio, each Adviser is paid the pro rata portion of an annual fee, based on the monthly average of the assets of the Portfolio for which it serves as the Adviser. The Manager will retain, as compensation for the services described under "The Manager" and to pay its expenses, the difference between the fees paid to each Adviser and the management fee of the applicable Portfolio. Each Adviser has agreed that once the Portfolio has paid the Manager its management fee the Adviser will look only to the Manager as the party responsible for making the payment of its advisory fee.

The Advisers are employed for management of the assets of a Portfolio pursuant to investment advisory agreements approved by the Board of Trustees of the Trust (including a majority of certain Trustees who are not interested persons of the Trust or the Manager), and an Adviser's services may be terminated at any time by the Manager, the Board of Trustees, or the shareholders of an affected Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

Rowe Price-Fleming International, Inc. ("Price-Fleming"), 100 East Pratt Street, Baltimore, MD 21202, has been the Adviser to the T. Rowe Price International Stock Portfolio since the Portfolio commenced its operations. As compensation for services as the Portfolio's Adviser, the Manager pays Price-Fleming a monthly fee at an annual rate equal to: .75% of the Portfolio's average daily net assets up to and including $20 million; .60% of the Portfolio's average daily net assets over $20 million and up to and including $50 million; and .50% of the Portfolio's average daily net assets in excess of $50 million.

Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
T. Rowe Price Associates Inc. ("T. Rowe Price") and Robert Fleming Holdings Limited ("Flemings"). As of December 31, 1997, Price-Fleming managed the United States dollar equivalent of approximately $30 billion. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, South Korea and Taiwan. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

Investment decisions with respect to the T. Rowe Price International Stock Portfolio are made by an investment advisory group composed of the following members: Martin G. Wade, Mark B. Smith, Mark J. T. Edwards, John R. Ford, James
B. M. Seddon and David J. L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service and investment management. (Fleming Group includes Flemings and/or Jardine Fleming.) Mark Edwards joined Price-Fleming in 1986 and has 16 years of experience in financial analysis. John Ford joined


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Price-Fleming in 1982 and has 18 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 11 years of experience in investment management. David Warren joined Price-Fleming in 1984 and has 17 years of experience in equity research, fixed income research and portfolio management.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Emerging Growth Companies Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the Portfolio, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the Portfolio's average daily net assets up to and including $150 million; .375% of the Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million.

MFS is America's oldest mutual fund organization. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings. Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. Since it commenced operations the MFS Emerging Growth Companies Portfolio has been managed by John
W. Ballen, an Executive Vice President of MFS, who has been employed by the Adviser as a portfolio manager since 1984, and Toni Y. Shimura, a Vice President of MFS, who has been employed as a portfolio manager by the Adviser since 1987.

Lazard Asset Management ("LAM") has been the Adviser to the Lazard Small Cap Value Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the Portfolio, the Manager pays LAM a monthly fee at an annual rate equal to: .65% of the Portfolio's average daily net assets up to and including $250 million; .55% of the Portfolio's average daily net assets over $250 million and up to and including $500 million; and .50% of the Portfolio's average daily net assets in excess of $500 million.

LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres, 30 Rockefeller Plaza, New York, New York 10112, provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. LAM and its affiliates provide investment management services to client discretionary accounts with assets as of December 31, 1997 totaling approximately $53 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to the Portfolios.

Eileen Alexanderson, Herbert W. Gullquist, Bradley Purcell, Michael S. Rome and Leonard M. Wilson have been responsible for the day to day management of the Lazard Small Cap Value Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Ms. Alexanderson is a Managing Director of the Adviser and has been with the Adviser since 1979. Mr. Gullquist is a Managing Director of the Adviser and has been with the Adviser since 1982. Mr. Purcell is a Vice President of the Adviser and has been with the Adviser since 1991. Mr. Rome is also a Managing Director of the Adviser and has been with the Adviser since 1991. Mr. Wilson is a Director of the Adviser and has been with the Adviser since 1988.

Bankers Trust Company ("Bankers Trust") has been the Adviser to the BT Equity 500 Index Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the Portfolio, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .05% of the Portfolio's average daily net assets.

Bankers Trust is a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and


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is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $317.8 billion in assets under management as of December 31, 1997.


THE ADMINISTRATOR

Pursuant to an agreement ("Mutual Funds Service Agreement"), Chase Global Funds Services Company (the "Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets;
 .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commences operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.


THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to: .95% of the respective average daily net assets of the T. Rowe Price International Stock and Lazard Small Cap Value Portfolios; .60% of the average daily net assets of the MFS Emerging Growth Companies Portfolio; and .30% of the average daily net assets of the BT Equity 500 Index Portfolio.

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.


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TRANSACTIONS WITH AFFILIATES


In December 1984, Equitable Life acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. Price-Fleming, the Adviser to the T. Rowe Price International Stock Portfolio, may execute portfolio transactions through certain affiliates of Fleming and Jardine Fleming, which are persons indirectly related to the Adviser, acting as an agent in accordance with procedures established by the Trust's Board of Trustees. LAM, the Adviser to the Lazard Small Cap Value Portfolio may execute portfolio transactions through certain affiliates of LAM. Bankers Trust, the Adviser to the BT Equity 500 Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust.


The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust does not consider broker-dealer affiliates of an Adviser to one Portfolio to be an affiliate of the Advisers to other Portfolios for which such Adviser does not provide investment advice. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


YEAR 2000


Like other mutual funds, the Trust and the service providers for the Trust and each of its Portfolios rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999 because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its Portfolios.


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DESCRIPTION OF THE TRUST AND TRUST'S SHARES


THE TRUST

The Trust is a registered open-end management investment company that was organized as a Delaware business trust on October 31, 1996. The Trust currently is divided into eighteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional portfolios and additional classes of shares.


CHARACTERISTICS OF TRUST'S SHARES

The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest, without par value. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Amended and Restated Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management or advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act.

As of March 31, 1998, Equitable Life owned 100% of the outstanding shares of the Trust.


PURCHASE AND REDEMPTION OF SHARES

EQ Financial, 1290 Avenue of the Americas, New York, New York, 10104, formerly Equico Securities, Inc., a wholly-owned subsidiary of Equitable Life, serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. EDI, 1290 Avenue of the Americas, New York, New York, 10104, a Delaware corporation and an indirect wholly-owned subsidiary of Equitable Life also serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. Class IB shares are offered and redeemed without a sales charge, at net asset value. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in or redeeming from the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on national business holidays.

The Trust also has distribution agreements for its Class IA shares with EQ Financial and EDI pursuant to which each of them acts as the Distributor for the Class IA shares of the Trust.


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                                       21
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The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the
1940 Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under terms of the Distribution Plan and the Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributors which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares;
(d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

   o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.


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   o  Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into United States dollars at the bid price last quoted by a composite list of major United States banks.

   o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is, nevertheless, incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Code, each Portfolio will also comply with the investment diversification requirements of Subchapter L of the Code. Should any Portfolio fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the Administrator and the Manager.

Certain additional tax information appears in the Statement of Additional Information.

For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those Contracts.


PERFORMANCE INFORMATION

From time to time, the Trust may advertise the "average annual or cumulative total return" and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Contracts. Performance figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio


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                                                               EQ Advisors Trust
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distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.



The total return on Class IB shares of each Portfolio for the period from May 1, 1997 to December 31, 1997 was as follows:




PORTFOLIO                                                          TOTAL RETURN*
---------------------------------------------------------------    -------------
         T. Rowe Price International Stock Portfolio ..........       (1.49)%
         MFS Emerging Growth Companies Portfolio ..............       22.42 %

----------
*     The total return is not annualized.


Total return information is not provided for the Lazard Small Cap Value Portfolio and BT Equity 500 Index Portfolio because they had no operations as of December 31, 1997 except for the issuance of Class IB shares. In addition, total return information is not provided for Class IA shares of the Trust as no Class IA shares were issued as of December 31, 1997.


The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period. Such performance does not reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.


PRIOR PERFORMANCE OF EACH ADVISER


The following tables provide information concerning the historical performance of another registered investment company (or series) or other institutional private account managed by each Adviser, that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser.


Each Adviser's performance data shown below for other registered investment companies or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities. Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR") retroactively applied to all time periods. All returns present were calculated on a total return basis and include all losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the relevant Adviser's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Composite includes all actual, fee-paying, discretionary institutional private accounts managed by the relevant Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.


--------------------------------------------------------------------------------
                                       24
EQ Advisors Trust

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., T. Rowe Price International Stock Fund, which is managed by Rowe Price-Fleming International, Inc., and whose investment policies are substantially similar to the T. Rowe Price International Stock Portfolio. However, the T. Rowe Price International Stock Fund will be subject to different expenses than the T. Rowe Price International Stock Portfolio. In addition, holders of variable insurance contracts representing interests in the
T. Rowe Price International Stock Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expense.


The investment results of T. Rowe Price International Stock Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the T. Rowe Price International Stock Portfolio or an individual investor investing in the T. Rowe Price International Stock Portfolio.




                                    T. ROWE PRICE
YEAR ENDED 12/31/97           INTERNATIONAL STOCK FUND1     MSCI EAFE INDEX2
--------------------------   ---------------------------   -----------------
     One Year3 ...........               2.70%                    1.78%
     Five Years3 .........              13.03%                   11.39%
     Ten Years3 ..........              10.62%                    6.25%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

3 Annualized performance for the shares of the T. Rowe Price International
  Stock Fund.

--------------------------------------------------------------------------------
                                       25
                                                               EQ Advisors Trust

MFS EMERGING GROWTH COMPANIES PORTFOLIO


     In the table below, the only account which is included is another registered investment company, i.e., MFS Emerging Growth Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Emerging Growth Companies Portfolio. However, MFS Emerging Growth Fund will be subject to different expenses than the MFS Emerging Growth Companies Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Emerging Growth Companies Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Emerging Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Emerging Growth Companies Portfolio or an individual investor investing in the MFS Emerging Growth Companies Portfolio.




YEAR ENDED 12/31/97            MFS EMERGING GROWTH FUND1     RUSSELL 2000 INDEX2
---------------------------   ---------------------------   --------------------
     One Year3 ............               19.73%                    22.36%
     Five Years3 ..........               19.75%                    16.40%
     Ten Years3 ...........               21.30%                    15.77%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestments of dividends. It is compiled by the Frank Russell Company.

3 Annualized performance for the Class B shares of the MFS Emerging Growth
  Fund. The results for the MFS Emerging Growth Fund do not reflect sales charges that may be imposed on the Class B shares of the MFS Emerging Growth Fund, nor any charges that would be imposed at the insurance company separate account level.


--------------------------------------------------------------------------------
                                       26
EQ Advisors Trust

LAZARD SMALL CAP VALUE PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Lazard Small Cap Portfolio, a series of The Lazard Funds, Inc., which is managed by Lazard Asset Management, and whose investment policies are substantially similar to the Lazard Small Cap Value Portfolio. However, the Lazard Small Cap Portfolio will be subject to different expenses than the Lazard Small Cap Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Lazard Small Cap Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Lazard Small Cap Portfolio presented below are unaudited and are not intended to predict or suggest the future returns that might be experienced by the Lazard Small Cap Value Portfolio or an individual investor investing in the Lazard Small Cap Value Portfolio.




YEAR ENDED 12/31/97                LAZARD SMALL CAP PORTFOLIO1    RUSSELL 2000 INDEX2
--------------------------------  -----------------------------  --------------------
     One Year3 .................               28.06%                    22.36%
     Five Years3 ...............               20.68%                    16.40%
     Since inception3 ..........               21.57%                    16.80%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2,000 small-cap stocks, and includes reinvestment of dividends. It is compiled by the Frank Russell Company.

3 Annualized performance for shares of the Lazard Small Cap Portfolio. The inception date for Lazard Small Cap Portfolio was October 1, 1991.


--------------------------------------------------------------------------------
                                       27
                                                               EQ Advisors Trust

BT EQUITY 500 INDEX PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Equity 500 Index Fund, a series of BT Institutional Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Equity 500 Index Portfolio. However, the BT Equity 500 Index Portfolio will be subject to higher expenses than the Equity 500 Index Fund. In addition, holders of variable insurance contracts representing interests in the BT Equity 500 Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Equity 500 Index Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Equity 500 Index Portfolio or an individual investor investing in the BT Equity 500 Index Portfolio.




                                   EQUITY 500 INDEX FUND     S&P 500 COMPOSITE
YEAR ENDED 12/31/97                 INSTITUTIONAL CLASS1       STOCK INDEX2
-------------------------------   -----------------------   ------------------
     One Year3 ................             33.23%                 33.36%
     Since inception3 .........             20.17%                 20.27%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for shares of the Equity 500 Index Fund of the BT
  Institutional Funds. The inception date for the Equity 500 Index Fund--Institutional Class was December 31, 1992.


--------------------------------------------------------------------------------
                                       28
EQ Advisors Trust

                                  APPENDIX A

The following table summarizes the historical performance information of certain other registered investment companies or accounts that appears on pages 25 through 28 of this Prospectus. Each other registered investment company or account is managed by an Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by that Adviser. For further information regarding each of the registered investment companies and the indexes presented below, please refer to pages 3 through 8 of this Prospectus.


                          ANNUALIZED RATES OF RETURN
                        PERIOD ENDED DECEMBER 31, 1997



                                                                                         SINCE
FUND NAME                                       1 YEAR       5 YEARS      10 YEARS     INCEPTION
-------------------------------------------   ----------   -----------   ----------   ----------
   T. ROWE PRICE INTERNATIONAL STOCK FUND         2.70%        13.03%       10.62%          --
   MSCI EAFE Index                                1.78%        11.39%        6.25%          --
-------------------------------------------      -----         -----        -----           --
   MFS EMERGING GROWTH FUND                      19.73%        19.75%       21.30%          --
   Russell 2000 Index                            22.36%        16.40%       15.77%          --
-------------------------------------------      -----         -----        -----           --
   LAZARD SMALL CAP PORTFOLIO                    28.06%        20.68%          --        21.57%
   Russell 2000 Index                            22.36%        16.40%          --        16.80%
-------------------------------------------      -----         -----        -----        -----
   BT EQUITY 500 INDEX FUND                      33.23%           --           --        20.17%
   S&P 500 Index                                 33.36%           --           --        20.27%

--------------------------------------------------------------------------------
                                      A-1
                                                               EQ Advisors Trust

                               EQ ADVISORS TRUST
            1290 Avenue of the Americas -- New York, New York 10104

EQ Advisors Trust ("Trust") is an open-end management investment company that offers a selection of professionally managed investment portfolios ("Portfolios"). Each Portfolio has its own investment objective and policies that are designed to meet different investment goals.

This Prospectus describes the following 12 Portfolios currently offered by the Trust.

      o  BT Equity 500 Index Portfolio

      o  BT Small Company Index Portfolio

      o  BT International Equity Index Portfolio

      o  JPM Core Bond Portfolio

      o  Lazard Large Cap Value Portfolio

      o  Lazard Small Cap Value Portfolio

      o  MFS Research Portfolio

      o  MFS Emerging Growth Companies Portfolio

      o  Morgan Stanley Emerging Markets Equity Portfolio

      o  EQ/Putnam Growth & Income Value Portfolio

      o  EQ/Putnam Investors Growth Portfolio

      o  EQ/Putnam International Equity Portfolio


The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares offered pursuant to another prospectus, and Class IB shares offered hereby.

This Prospectus sets forth concisely the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at the address noted above. California residents can obtain a copy of the Statement of Additional Information by calling 1-800-999-3527. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                         PROSPECTUS DATED MAY 1, 1998








--------------------------------------------------------------------------------
EQAT-102

(5/98)

                             FINANCIAL HIGHLIGHTS

The financial information in the table below for the period May 1, 1997* (unless otherwise noted) to December 31, 1997 has been derived from financial statements of the Trust which have been audited by Price Waterhouse LLP, independent public accountants. Price Waterhouse LLP's report on the Trust's financial statements as of December 31, 1997 appears in the Trust's Annual Report. The information listed below should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information. The Annual Report includes more information about the Trust's performance and is available without charge upon request.



                                                   NET
                                                REALIZED
                                                   AND
                                               UNREALIZED
                                               GAIN (LOSS)
                                                   ON
                     NET ASSET                 INVESTMENTS                 DIVIDENDS
                       VALUE,        NET       AND FOREIGN   TOTAL FROM    FROM NET
                     BEGINNING   INVESTMENT     CURRENCY     INVESTMENT   INVESTMENT
                     OF PERIOD     INCOME     TRANSACTIONS   OPERATIONS     INCOME
 MFS Research
 Portfolio            $ 10.00      $ 0.02       $  1.58       $  1.60      $ (0.02)
 MFS Emerging
 Growth
 Companies
 Portfolio            $ 10.00      $ 0.02       $  2.21       $  2.23      $ (0.02)
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio            $ 10.00      $ 0.04       $ (2.06)      $ (2.02)     $ (0.02)
 EQ/Putnam
 Growth &
 Income Value
 Portfolio            $ 10.00      $ 0.06       $  1.56       $  1.62      $ (0.06)
 EQ/Putnam
 Investors Growth
 Portfolio            $ 10.00      $ 0.02       $  2.45       $  2.47      $ (0.03)
 EQ/Putnam
 International
 Equity Portfolio     $ 10.00      $ 0.03       $  0.93       $  0.96      $ (0.02)



                      DIVIDENDS                   DISTRIBUTIONS
                      IN EXCESS   DISTRIBUTIONS     IN EXCESS        TOTAL
                       OF NET          FROM            OF          DIVIDENDS     NET ASSET
                     INVESTMENT      REALIZED       REALIZED          AND        VALUE, END
                       INCOME         GAINS           GAINS      DISTRIBUTIONS   OF PERIOD
 MFS Research
 Portfolio                           $ (0.01)       $ (0.09)        $ (0.12)      $ 11.48
 MFS Emerging
 Growth
 Companies
 Portfolio                           $ (0.18)       $ (0.11)        $ (0.31)      $ 11.92
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio                                                          $ (0.02)      $  7.96
 EQ/Putnam
 Growth &
 Income Value
 Portfolio                           $ (0.01)       $ (0.03)        $ (0.10)      $ 11.52
 EQ/Putnam
 Investors Growth
 Portfolio                           $ (0.04)       $ (0.07)        $ (0.14)      $ 12.33
 EQ/Putnam
 International
 Equity Portfolio                    $ (0.01)       $ (0.04)        $ (0.07)      $ 10.89



-------------------------------------------------------------------
                                       2
EQ Advisors Trust

                                                               RATIO OF
                                                RATIO OF     EXPENSES TO
                                     NET       EXPENSES TO   AVERAGE NET
                                    ASSETS     AVERAGE NET      ASSETS
                                    END OF    ASSETS AFTER      BEFORE
                        TOTAL       PERIOD       WAIVERS       WAIVERS
                     RETURN (B)    (000'S)       (A)(C)         (A)(C)
 MFS Research
 Portfolio              16.07%    $114,754         0.85%         1.78%
 MFS Emerging
 Growth
 Companies
 Portfolio              22.42%    $ 99,317         0.85%         1.82%
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio             (20.16)%   $ 21,433         1.75%         2.61%
 EQ/Putnam
 Growth &
 Income Value
 Portfolio              16.23%    $150,260         0.85%         1.75%
 EQ/Putnam
 Investors Growth
 Portfolio              24.70%    $ 39,695         0.85%         2.13%
 EQ/Putnam
 International
 Equity Portfolio        9.58%    $ 55,178         1.20%         2.53%



                       RATIO OF       RATIO OF
                      NET INVEST-   NET INVEST-
                       MENT IN-       MENT IN-
                        COME TO       COME TO                              PER SHARE
                      AVERAGE NET   AVERAGE NET                             BENEFIT
                     ASSETS AFTER    ASSETS BE-   PORTFOLIO     AVERAGE      TO NET
                        WAIVERS      FORE WAIV-    TURNOVER   COMMISSION   INVESTMENT
                        (A)(C)       ERS (A)(C)      RATE      RATE PAID   INCOME(C)
 MFS Research
 Portfolio                0.65%         (0.28)%       51%      $ 0.0471     $ 0.03
 MFS Emerging
 Growth
 Companies
 Portfolio                0.61%         (0.36)%      116%      $ 0.0422     $ 0.04
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio                1.96%          1.10%        25%      $ 0.0011     $ 0.02
 EQ/Putnam
 Growth &
 Income Value
 Portfolio                1.67%          0.77%        61%      $ 0.0376     $ 0.03
 EQ/Putnam
 Investors Growth
 Portfolio                0.58%         (0.70)%       47%      $ 0.0338     $ 0.05
 EQ/Putnam
 International
 Equity Portfolio         0.74%         (0.59)%       43%      $ 0.0153     $ 0.05

----------
 * Commencement of Operations. The Morgan Stanley Emerging Markets Equity Portfolio commenced on August 20, 1997. No financial highlights are presented for the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio, each of which received initial capital on December 31, 1997.

(a)        Annualized.

(b) Total return calculated for a period of less than one year is not annualized.

(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreements" in the Prospectus.


--------------------------------------------------------------------------------
                                       3
                                                               EQ Advisors Trust

THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" type of mutual fund, the Trust issues shares of beneficial interest that are currently divided among 18 Portfolios, 12 of which are offered by this Prospectus. Each Portfolio is a separate series of the Trust with its own objective and policies. Each of the Portfolios set forth below, except for the Morgan Stanley Emerging Markets Equity Portfolio and the Lazard Small Cap Value Portfolio, are diversified for 1940 Act purposes. The Trustees of the Trust may establish additional Portfolios at any time.

Each Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of each Portfolio. Bankers Trust Company, J.P. Morgan Investment Management Inc., Lazard Asset Management, a division of Lazard Freres & Co. LLC, Massachusetts Financial Services Company, Morgan Stanley Asset Management Inc., and Putnam Investment Management, Inc. serve as the advisers (each an "Adviser" and, together the "Advisers") to one or more of the Portfolios, as detailed in the table below.




PORTFOLIO                                            ADVISER
--------------------------------------------------   -----------------------------------------
BT Equity 500 Index Portfolio                        Bankers Trust Company
BT Small Company Index Portfolio                     Bankers Trust Company
BT International Equity Index Portfolio              Bankers Trust Company
JPM Core Bond Portfolio                              J.P. Morgan Investment Management Inc.
Lazard Large Cap Value Portfolio                     Lazard Asset Management
Lazard Small Cap Value Portfolio                     Lazard Asset Management
MFS Research Portfolio                               Massachusetts Financial Services Company
MFS Emerging Growth Companies Portfolio              Massachusetts Financial Services Company
Morgan Stanley Emerging Markets Equity Portfolio     Morgan Stanley Asset Management Inc.
EQ/Putnam Growth & Income Value Portfolio            Putnam Investment Management, Inc.
EQ/Putnam Investors Growth Portfolio                 Putnam Investment Management, Inc.
EQ/Putnam International Equity Portfolio             Putnam Investment Management, Inc.

The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Trust's Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQ Financial"), the Trust's Manager, serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. (EQ Financial and EDI are collectively referred to as the "Distributors"). The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable Life"). Both classes of shares are offered and redeemed at their net asset value without any sales load.

Class IA shares may be offered pursuant to another prospectus and are subject to the same expenses as the Class IB shares, but unlike the Class IB shares they are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.


--------------------------------------------------------------------------------
                                       4
EQ Advisors Trust

INVESTMENT OBJECTIVES AND POLICIES

The following is a brief description of the investment objectives and policies of each of the Portfolios. All of the objectives and policies of each Portfolio, unless otherwise noted, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the Statement of Additional Information. Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.


BT EQUITY 500 INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is an index of 500 common stocks of companies from many industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Adviser believes that the performance of the S&P 500 is representative of the performance of publicly-traded common stocks in the United States in general.

The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity on each stock and its adequacy as a representation of stocks in a particular industry, and may be changed from time to time. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein. In seeking to replicate the performance of the S&P 500, before deduction of Portfolio expenses, the Adviser will attempt over time to allocate the Portfolio's investment among common stocks included in the S&P 500 in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the index's value. The Adviser utilizes a two-stage sampling approach in seeking to achieve its objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the S&P 500. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to increase the Portfolio's liquidity while reducing costs.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Portfolio will not purchase the stock of Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses.

Over time, the correlation between the performance of the Portfolio and the S&P 500 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the S&P 500. The Portfolio's ability to track the S&P 500 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the S&P 500, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the S&P 500.


--------------------------------------------------------------------------------
                                       5
                                                               EQ Advisors Trust

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio may not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, illiquid securities, investment grade fixed income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


BT SMALL COMPANY INDEX PORTFOLIO

The investment objective of the BT Small Company Index Portfolio is to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000"). The Russell 2000 is composed of approximately 2,000 small-capitalization common stocks. A company's stock market capitalization is the total market value of its floating outstanding shares. As of June 30, 1997, the average stock market capitalization of the Russell 2000 was $500 million and the weighted average stock market capitalization of the Russell 2000 was $650 million. The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

The Portfolio invests in a statistically selected sample of the 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Portfolio will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings and debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Portfolio is constructed so that approximately 10% of the Portfolio's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Portfolio are weighted to make the Portfolio's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Russell 2000. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the Russell 2000, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the Russell 2000. The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the


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securities of issuers in the same industry. In the event that the Russell 2000 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio is not permitted to so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Russell 2000. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the Russell 2000 while retaining a cash balance for portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the Russell 2000. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio will not use them to leverage its net assets. The Portfolio will not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, small company securities, illiquid securities, investment grade fixed income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


BT INTERNATIONAL EQUITY INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is a capitalization-weighted index containing approximately 1,100 equity securities of companies located in countries outside the United States. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and The United Kingdom. The EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the EAFE Index or any data included therein.

The Portfolio is constructed to have aggregate investment characteristics similar to those of the EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected for inclusion in the Portfolio based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which stocks should be purchased or sold to replicate the EAFE Index. From time to time, adjustments may be made in the Portfolio because of changes in the composition of the EAFE Index, but such changes are expected to be infrequent.

Over time, the correlation between the performance of the Portfolio and the EAFE Index is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the EAFE Index. The Portfolio's ability to track the EAFE Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the EAFE Index, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the EAFE Index.


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                                       7
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The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the event that the EAFE Index should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the EAFE Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or EAFE Index. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio will not use them to leverage its net assets. The Portfolio will not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, foreign currency transactions, securities loans, illiquid securities, investment grade fixed income securities, derivatives, swaps, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


JPM CORE BOND PORTFOLIO

The investment objective of the JPM Core Bond Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

It is the current policy of the Portfolio that, under normal circumstances, all of the Portfolio's assets will, at the time of purchase, consist of investment grade securities rated BBB or better by S&P or Baa or better by Moody's or unrated securities of comparable quality. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio in light of market conditions and the Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected increase in bond prices. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, United States Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities, and direct mortgage obligations. The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in foreign currencies of developed countries. In addition, the Portfolio may invest in municipal obligations provided such securities are issued on a taxable basis or have an attractive yield excluding tax considerations. Specific securities that the Adviser believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Adviser intends to have the Portfolio invest at least 65% of its assets in bonds. The Portfolio may to a limited extent invest in convertible securities, including convertible debt securities and preferred stock.

Duration is a measure of the sensitivity of the market value of the Portfolio's bond holdings to changes in interest rates. Generally, the longer the duration of the Portfolio's bond holdings, the more sensitive their market value will be to changes in interest rates. Under normal market conditions the Portfolio's


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duration will range between one year shorter and one year longer than the duration of the domestic investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index. Currently, the duration of that index is approximately 4.5 years. The maturities of the individual securities in the Portfolio may vary widely, however.

The Adviser intends to actively manage the Portfolio in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. However, the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. The Portfolio may purchase high-quality money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. When market or financial conditions warrant, the Portfolio may invest as a temporary defensive measure up to 100% of its assets in money market instruments.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, illiquid securities, zero-coupon bonds, investment grade fixed income securities, payment-in-kind bonds, derivatives, foreign currency transactions, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, convertible securities, mortgage-related securities, and swaps) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


LAZARD LARGE CAP VALUE PORTFOLIO

The investment objective of the Lazard Large Cap Value Portfolio is to seek capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $1 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity. In managing the Portfolio, the Adviser engages in a value-oriented search for equity securities. The Adviser attempts to identify inexpensive securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change, and/or the potential to improve profitability. The Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. In addition, at times judged by the Adviser to be appropriate, the Portfolio may hold up to 20% of its total assets in United States Government securities and investment grade debt obligations of domestic corporations rated BBB or better by S&P or Baa or better by Moody's. The Portfolio may also, for temporary or defensive purposes, invest without limitation in high-quality short-term money market instruments, including United States Government securities, repurchase agreements, certificates of deposits, time deposits and other short-term obligations issued by banks, commercial paper and loan participations. In addition, the Portfolio may invest up to 10% of its total assets at the time of purchase in foreign equity or debt securities trading in United States markets or listed on a domestic securities exchange or represented by ADRs or Global Depositary Receipts ("GDRs"). The Portfolio may also engage in various investment techniques, such as options transactions and, although it has no present intention to do so, leveraging and lending portfolio securities.

Securities owned by the Portfolio are kept under continuing supervision, and changes may be made whenever such securities no longer seem to meet the Portfolio's objective. Changes in the securities owned by the Portfolio also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.

Certain investment strategies and instruments which may be employed by the Portfolio (such as securities loans, borrowing, loan participations, derivatives, options, mortgage-related securities, forward commit-


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ments, convertible securities, floaters, illiquid securities, foreign securities, investment grade fixed income securities, United States Government securities, and repurchase agreements) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


LAZARD SMALL CAP VALUE PORTFOLIO

The investment objective of the Lazard Small Cap Value Portfolio is to seek capital appreciation by investing primarily in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned United States companies with market capitalizations ranging between $100 million and $1 billion. The equity securities in which the Portfolio may invest include: common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

Investments are generally made in equity securities of companies that in the Adviser's opinion have one or more of the following characteristics: (i) are undervalued relative to their earnings power, cash flow, and/or asset values;
(ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular) with the expectation that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances that are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow that may be used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or debt securities, including cash equivalents.

The Adviser believes that issuers of small capitalization stocks often have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. (Such risks are discussed under the caption "Investment Strategies -- Small Company Securities" below).

The Portfolio is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Portfolio's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under Internal Revenue Code of 1986, as amended ("Code").

The Adviser continually evaluates the securities owned by the Portfolio, and changes may be made whenever the Adviser determines such securities no longer meet the Portfolio's objective. Changes in Portfolio holdings may also be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.

When, in the judgment of the Adviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments, or hold its assets in cash.


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                                       10
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Certain investment strategies and investments which may be employed by the
Portfolio (such as securities loans, borrowings, loan participations, derivatives, mortgage-related securities, convertible securities, floaters, illiquid securities, investment grade fixed income securities, forward commitments, United States Government securities, repurchase agreements and small company securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MFS RESEARCH PORTFOLIO

The investment objective of the MFS Research Portfolio is to provide long-term growth of capital and future income. In pursuing its objective, the Portfolio invests a substantial portion of its assets in the common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth. A smaller proportion of the assets of the Portfolio may be invested in bonds, short-term debt obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income securities, the Adviser emphasizes progressive, well-managed companies.

The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of the Adviser. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 20% of its total assets in foreign securities, including those in emerging markets. These securities include dollar-denominated and non-dollar-denominated foreign securities. Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities.

The Portfolio may invest in investment grade debt securities and may invest up to 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, convertible securities, borrowings, repurchase agreements, securities loans, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MFS EMERGING GROWTH COMPANIES PORTFOLIO

The investment objective of the MFS Emerging Growth Companies Portfolio is to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective. In pursuing its objective, the Portfolio invests primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises. Such emerging growth companies generally are expected to: (i) show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation; and (ii) have the products, technologies, management and market and other opportunities that are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size and the Portfolio may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in customer demand, or basic changes in the economic environment. Investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product


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                                       11
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lines, markets or financial resources and may be more dependent on one-person management. In addition, there may be less research available on many promising small or medium-sized emerging growth companies, making it more difficult both to identify and to analyze such companies. Moreover, the securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.

While the Portfolio may invest primarily in common stocks, the Portfolio may, to a limited extent, seek long-term growth in other types of securities such as convertible securities and warrants. To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 25% of its total assets in foreign securities, including those in emerging markets. These securities include non-United States dollar-denominated securities traded outside the United States and dollar-denominated securities traded in the United States (such as ADRs). Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities. The Portfolio may also invest in debt securities and hold cash and cash equivalents. In addition, the Portfolio may invest in lower-rated debt securities (commonly referred to as "junk bonds").

The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investment in its shares generally involves a higher degree of risk than would be the case with an investment in a conservative equity or growth fund investing entirely in proven growth companies.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, loan participations, derivatives, United States Government securities, securities loans, forward commitments, asset-backed securities, borrowings, options, futures contracts, convertible securities, foreign currency transactions, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

The investment objective of the Morgan Stanley Emerging Markets Equity Portfolio is long-term capital appreciation by investing primarily in equity securities of emerging market country issuers. In pursuing its investment objective, the Adviser focuses on issuers in emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market country equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants to purchase common stocks, depository receipts and other equity securities of emerging market country issuers.

For these purposes, an emerging market country security is a security issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country; (ii) alone or on a consolidated basis, it derives 50% or more of its revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The Portfolio intends to invest primarily in some or all of the following emerging market countries: Argentina, Botswana, Brazil, Bulgaria, Chile, China (mainland and Hong Kong), Colombia, Egypt, Ghana, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless: (i) the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or (ii) the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately


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licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio may also invest in fixed income securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country. In addition, the Portfolio may invest in equity or fixed income securities of corporate or governmental issuers located in industrialized countries, foreign currency and investment funds (i.e., funds specifically authorized to invest in companies of a particular emerging market country). The Portfolio may also invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities to promote economic reconstruction or development such as the International Bank for Reconstruction and Development (i.e., the World Bank). The Portfolio may invest up to 20% of its total assets (measured at the time of investment) in fixed income securities that are not investment grade securities (commonly referred to as "junk bonds").

For temporary defensive purposes, the Portfolio may invest less than 65% of its assets in equity securities of emerging market countries in which case the Portfolio may invest in other equity securities or fixed income securities. Moreover, the Portfolio may invest without limitation in high-quality money market instruments.

The value of the Portfolio's investments and the income they generate will vary from day to day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of fixed income securities also fluctuate and generally move in the opposite direction from interest rates.

The Portfolio is a non-diversified portfolio under the 1940 Act, which means that it may invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of a single issuer. As a result, because the Portfolio is permitted greater flexibility to invest its assets in the obligations of a single issuer it is exposed to increased risk of loss if such an investment underperforms expectations. However, the Portfolio intends to limit its investments so as to comply with diversification requirements imposed by the Code, for qualification as a "regulated investment company." The Portfolio spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, the Portfolio will experience price volatility, the extent of which will be affected by the types of securities and techniques the Portfolio uses. The Adviser may use various investment techniques to hedge risks, including derivatives, but there is no guarantee that these strategies will work as intended.

Certain investment strategies and practices which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, United States Government securities, hybrid instruments, illiquid securities, foreign securities, securities loans, borrowings, payment-in-kind bonds, passive foreign investment companies, derivatives, convertible securities, zero coupon bonds, investment grade and lower quality fixed income securities, mortgage-backed securities, forward commitments, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, floaters, inverse floaters, foreign currency transactions, loan participations, repurchase agreements, structured notes, and swaps) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

The investment objective of the EQ/Putnam Growth & Income Value Portfolio is capital growth. Current income is a secondary objective. The Adviser intends to invest primarily in common stocks that offer potential for capital growth and may, consistent with the Portfolio's investment objective, invest in common stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks and convertible securities (which include both debt securities and


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preferred stocks). The types of securities held by the Portfolio may vary from time to time in light of the Portfolio's investment objective, changes in interest rates, and economic and other factors. In analyzing companies for investment, the Adviser will seek to identify companies whose securities are significantly undervalued in relation to their underlying asset values or earnings potential.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities or preferred stocks, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

In addition, the Portfolio may also invest a portion of its assets in United States Government securities and high-quality United States and foreign dollar-denominated money market securities (i.e., within the two highest rating categories assigned by a NRSRO) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.

The Portfolio may also invest in investment grade debt securities and may invest a portion of its total assets in debt securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, convertible securities, borrowings, repurchase agreements, illiquid securities, forward commitments, zero-coupon bonds, derivatives, United States Government securities, foreign currency transactions, passive foreign investment companies, payment-in-kind bonds, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

The investment objective of the EQ/Putnam Investors Growth Portfolio is long-term growth of capital and any increased income that results from this growth. The Adviser intends to invest primarily in common stocks in view of the Adviser's belief that equity ownership affords the best opportunity for capital growth over the long term. The Portfolio may also purchase convertible bonds, convertible preferred stocks, preferred stocks and debt securities if the Adviser believes that they will help to achieve the Portfolio's objective. In addition, the Portfolio may hold a portion of its assets in cash or money market instruments.

In analyzing potential investments, the Adviser considers three main factors:
(i) the general outlook of the economy; (ii) a study of various industries to determine those with the best possibilities for long-term growth; and (iii) a detailed study of what appears to be the most promising individual companies. In evaluating individual companies, the Adviser gives more weight to growth potential characteristics than to dividend income. In particular, the Adviser believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position may be more profitable in the long run than seeking current dividend income.


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Although the Portfolio's investments are not limited to any particular type of company, the Adviser currently expects that the Portfolio will invest a substantial portion of its assets in common stocks of companies with equity market capitalizations of more than $1 billion. The Portfolio may also invest in small to medium-sized companies having a proprietary product or profitable market niche and the potential to grow very rapidly. The Adviser believes that such small to medium-sized companies may present greater opportunities for capital appreciation because of their high potential earnings growth, but also may involve greater risk.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest, without limit, in debt securities, preferred stocks, United States government and agency obligations, cash or money market instruments, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and entering into foreign currency exchange contracts.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, borrowings, futures contracts, foreign securities, foreign currency transactions, securities loans, illiquid securities, derivatives, repurchase agreements, and forward commitments) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

The investment objective of the EQ/Putnam International Equity Portfolio is capital appreciation. The Portfolio is designed for investors seeking capital appreciation primarily through a diversified portfolio of equity securities of companies organized under the laws of a country other than the United States. Such equity securities normally will include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Adviser believes that purchasing them would help to achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments. The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts.

Under normal circumstances the Portfolio will invest at least 65% of its assets in issuers located in at least three different countries outside the United States. The Portfolio will consider an issuer to be located outside the United States if the issuer is organized under the laws of a country outside the United States. The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in securities of issuers in emerging markets generally involves more risks than investing in securities of issuers in developed markets.

The Adviser believes that the securities markets of many countries move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of securities of issuers located in different foreign countries, the Adviser attempts to reduce the risks associated with being invested in the securities of issuers within the economy of only one country. Countries that the Adviser believes offer attractive opportunities for investment may change from time to time.


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The Portfolio will not limit its investments to any particular type of company.
The Portfolio may invest in companies, large or small, whose earnings are believed by the Adviser to be in a relatively strong growth trend or it may invest in companies that are not expected to experience significant further growth but whose market value per share is considered by the Adviser to be undervalued. The Portfolio also may invest in small and relatively less well-known companies that meet these characteristics.

At times, the Adviser may believe that conditions in the international securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in United States markets and in cash and money market instruments. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, borrowings, derivatives, repurchase agreements, futures contracts, foreign securities, forward commitments, foreign currency transactions, securities loans, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, each of the Portfolios, for example, may purchase and sell call and put options (except for Lazard Small Cap Value Portfolio and MFS Research Portfolio), engage in transactions in futures contracts and related options (except for Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio), and engage in forward foreign currency exchange transactions (except for BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and MFS Research Portfolio). They may also enter into repurchase agreements, and borrow funds under certain limited circumstances. In addition, each Portfolio may engage in other types of investment strategies as described below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument. Certain investment strategies and instruments and the risks related to them are summarized below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio, and may invest in asset-backed securities. These asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BORROWINGS. The Portfolios may borrow money from banks or other lenders as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Portfolio's investment objective and program. Such borrowings would be subject to interest costs which may or may not be recovered by appreciation of securities purchased. Borrowings for the BT Equity 500


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Index Portfolio, BT Small Company Index Portfolio, BT International Equity
Index Portfolio, JPM Core Bond Portfolio, MFS Emerging Growth Companies Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may not exceed 33 1/3% of each Portfolio's total assets. The Lazard Large Cap Value Portfolio may borrow for leveraging purposes (in order to increase its investment in portfolio securities) to the extent that the amount so borrowed does not exceed 33 1/3% of the Portfolio's total assets. Leveraging exaggerates the effect on net asset value of any increase or decrease in market value of the Lazard Large Cap Value Portfolio's investment. The Lazard Large Cap Value Portfolio may also borrow up to 10% of its total assets for temporary or emergency purposes. Borrowing for the Lazard Small Cap Value Portfolio may not exceed 15% of its total assets for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of the value of the Portfolio's total assets). Borrowings for the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam International Equity Portfolio may not exceed 10% of each Portfolio's total assets. Each Portfolio may pledge its assets to secure these permissible borrowings. No Portfolio, except the Lazard Large Cap Value Portfolio, may purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a borrowing. Further information concerning each Portfolio's fundamental policy with respect to borrowings is provided in the Statement of Additional Information.

CONVERTIBLE SECURITIES. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES. Each Portfolio (except the MFS Research Portfolio) may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, collateralized mortgage obligations, floaters, futures, hybrid instruments, inverse floaters, mortgage-backed securities, options, stripped mortgage-backed securities, structured notes, and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section or the Statement of Additional Information.

FLOATERS AND INVERSE FLOATERS. The Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio and Morgan Stanley Emerging Markets Equity Portfolio, each may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities".

In addition, the Morgan Stanley Emerging Markets Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate ("LIBOR"). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage-related securities. In addition,


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some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN SECURITIES. Foreign investments involve certain risks that are not present in domestic securities. Because each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and Lazard Small Cap Value Portfolio) may purchase securities denominated in foreign currencies, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, Southeast Asia and Latin America). Some countries, particularly in Latin America, are


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grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

In addition, investment in foreign securities may also include the risk of expropriation by a foreign government.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Certain Portfolios may invest in the following types of foreign securities or engage in the following types of transactions related to foreign securities.

BRADY BONDS. The JPM Core Bond Portfolio, MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio, each may invest in "Brady Bonds," which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are United States dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to that Portfolio.

DEPOSITARY RECEIPTS. Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and Lazard Small Cap Value Portfolio) may purchase depositary receipts, which are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs and GDRs and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly above.

FOREIGN CURRENCY TRANSACTIONS. Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and Lazard Small Cap Value Portfolio,) may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the BT Equity 500 Index Portfolio,


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BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio, Lazard
Small Cap Value Portfolio, and MFS Research Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and MFS Research Portfolio) may also purchase and sell foreign currency futures contracts and may purchase and sell exchange traded call and put options on foreign currency futures contracts and on foreign currencies. The BT International Equity Index Portfolio, JPM Core Bond Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, EQ/ Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio, and EQ/Putnam International Equity Portfolio may utilize over-the-counter ("OTC") options on foreign currency transactions. The MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the OTC market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Small Cap Value Portfolio, and the MFS Research Portfolio) may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

FORWARD COMMITMENTS. Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

HYBRID INSTRUMENTS. The Morgan Stanley Emerging Markets Equity Portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

ILLIQUID SECURITIES. The Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio each may invest up to 10% of its assets and each of the other Portfolios may invest up to 15% of its net assets


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in illiquid securities and other securities which are not readily marketable, including nonnegotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid, and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined by the Board of Trustees to be liquid, will not be considered by the Adviser to be illiquid or not readily marketable and, therefore, are not subject to the 10% or 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. Each Portfolio may invest in or hold a portion of its total assets in investment grade or, except as noted below, lower quality fixed income securities. The BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio, and Lazard Small Cap Value Portfolio each may only invest in securities that are rated investment grade or higher, and will, in an orderly manner, dispose of fixed income securities that fall below investment grade. Investment grade securities are securities rated Baa or higher by Moody's or BBB or higher by S&P or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. Lower quality fixed income securities are securities that are rated in the lower categories by NRSROs (i.e., Ba or lower by Moody's and BB or lower by S&P) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

LOAN PARTICIPATIONS. The JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, MFS Emerging Growth Companies Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may invest a portion of each of their assets in loan participations and other direct indebtedness. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The MFS Emerging Growth Companies Portfolio may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by a company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


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MORTGAGES AND MORTGAGE-RELATED SECURITIES. The BT Equity 500 Index Portfolio,
BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.


The JPM Core Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Portfolio will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses.

MUNICIPAL SECURITIES. The JPM Core Bond Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio may invest in municipal securities ("municipals"), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. Each Portfolio (except Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio and MFS Research Portfolio) may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. Each Portfolio (except the Lazard Small Cap Value Portfolio and MFS Research Portfolio) may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an


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asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. Each Portfolio that is permitted to invest in futures contracts and related options may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets. No Portfolio will commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options may not exceed 25% of its total assets. The BT Equity 500 Index Portfolio, the BT Small Company Index Portfolio and the BT International Equity Index Portfolio each may not at any time commit more than 20% of its net assets to options and futures contracts. The MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio will not enter a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio's total assets. The JPM Core Bond Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio, and EQ/Putnam International Equity Portfolio may utilize OTC put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as "cover" for such options, may be considered illiquid securities.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an OTC option and the resulting inability to close a futures position or OTC option prior to its maturity date.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Morgan Stanley Emerging Markets Equity Portfolio and EQ/Putnam International Equity Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in passive foreign investment companies also involve the risk of foreign securities, as described above.

PAYMENT-IN-KIND BONDS. The JPM Core Bond Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and EQ/Putnam Growth & Income Value Portfolio may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently.


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Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

REVERSE REPURCHASE AGREEMENTS. The BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Borrowing" for more information concerning restrictions on borrowing by each Portfolio.

SECURITIES LOANS. The JPM Core Bond Portfolio, MFS Research Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may each seek to earn additional income by making secured loans of portfolio securities with a value up to 33 1/3% of their respective total assets. The BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and MFS Emerging Growth Companies Portfolio may lend portfolio securities in an amount up to 30% of their respective total assets. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam International Equity Portfolio may lend portfolio securities in an amount up to 25% of their respective total assets. The Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio may each lend portfolio securities in an amount up to 10% of their respective total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high-grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Further information concerning each Portfolio's fundamental policy with respect to loans is provided in the Statement of Additional Information.

SHORT SALES AGAINST THE BOX. The Morgan Stanley Emerging Markets Equity Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each


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Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Each Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which a Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

SMALL COMPANY SECURITIES. The BT Small Company Index Portfolio, Lazard Small Cap Value Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, and EQ/Putnam International Equity Portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. The Morgan Stanley Emerging Markets Equity Portfolio may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. The BT International Equity Index Portfolio, JPM Core Bond Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may each invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, United States Government securities, or high grade debt obligations. No Portfolio will enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.


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UNITED STATES GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., the Tennessee Valley Authority).

WARRANTS. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

ZERO-COUPON BONDS. The JPM Core Bond Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and EQ/Putnam Growth & Income Value Portfolio may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to investors in such instruments. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each new Portfolio's turnover rate is not expected to exceed 100% during its first year of operation. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and increases realized gains and losses. See "Financial Highlights" above for the actual portfolio turnover rates of the Portfolios through December 31, 1997, and also see "Dividends, Distributions and Taxes" below.


MANAGEMENT OF THE TRUST


THE BOARD OF TRUSTEES

The Board of Trustees of the Trust provides broad supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-Laws.


THE MANAGER

The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended


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("1934 Act"). It is located at 1290 Avenue of the Americas, New York, New York
10104. Besides its activities with respect to the Trust, the Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other business entities. The Manager is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life, a New York stock life insurance company.

The Manager is responsible for providing general management services to the Trust and in the exercise of such responsibility selects, subject to review and approval by the Trustees, the investment advisers for the Trust's Portfolios and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager is responsible for providing the Trust with office space, office equipment, and personnel necessary to operate the Trust's business, and also supervises the provision of services by third parties such as the Trust's custodian and administrator.

As compensation for managing the BT Small Company Index Portfolio and BT Equity 500 Index Portfolio the Trust pays the Manager a monthly fee at the annual rate of .25% of the respective Portfolio's average daily net assets. As compensation for managing the BT International Equity Index Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .35% of the Portfolio's average daily net assets. As compensation for managing the JPM Core Bond Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .45% of the Portfolio's average daily net assets. As compensation for managing the Lazard Small Cap Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .80% of the Portfolio's average daily net assets. As compensation for managing the Lazard Large Cap Value Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, EQ/Putnam Growth & Income Value Portfolio, and the EQ/Putnam Investors Growth Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the respective Portfolio's average daily net assets. As compensation for managing the Morgan Stanley Emerging Markets Equity Portfolio, the Trust pays the Manager a monthly fee at the annual rate of 1.15% of the Portfolio's average daily net assets. As compensation for managing the EQ/Putnam International Equity Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .70% of the respective Portfolio's average daily net assets.

The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contract owners; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class IB shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of its shares.


THE ADVISERS

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.


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For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of each Portfolio that it advises. Monthly, with respect to each Portfolio, each Adviser is paid the pro rata portion of an annual fee, based on the monthly average of the assets of the Portfolio for which it serves as the Adviser. The Manager will retain, as compensation for the services described under "The Manager" and to pay its expenses, the difference between the fees paid to each Adviser and the management fee of the applicable Portfolio. Each Adviser has agreed that once the Portfolio has paid the Manager its management fee the Adviser will look only to the Manager as the party responsible for making the payment of its advisory fee.

The Advisers are employed for management of the assets of a Portfolio pursuant to investment advisory agreements approved by the Board of Trustees of the Trust (including a majority of certain Trustees who are not interested persons of the Trust or the Manager), and an Adviser's services may be terminated at any time by the Manager, the Board of Trustees, or the shareholders of an affected Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

Bankers Trust Company ("Bankers Trust") has been the Adviser to the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and BT International Equity Index Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the BT Equity 500 Index Portfolio and BT Small Company Index Portfolio, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .05% of the respective Portfolio's average daily net assets. As compensation for services as the Adviser to the BT International Equity Index Portfolio, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .15% of the Portfolio's average daily net assets.

Bankers Trust is a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $317.8 billion in assets under management as of December 31, 1997.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") has been the Adviser to the JPM Core Bond Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the JPM Core Bond Portfolio, the Manager pays J.P. Morgan a monthly fee at an annual rate equal to: .30% of the Portfolio's average daily net assets up to and including $125 million; .25% of the Portfolio's average daily net assets over $125 million and up to and including $200 million; .22% of the Portfolio's average daily net assets over $200 million and up to and including $350 million; and .15% of the Portfolio's average daily net assets in excess of $350 million.

J.P. Morgan is a Delaware corporation and a registered investment adviser. It is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("JPM & Co."), a bank holding company organized under the laws of the state of Delaware. JPM & Co. through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management as of December 31, 1997 of over $255 billion. In particular, J.P. Morgan, 522 Fifth Avenue, New York, New York 10036, provides investment management services to public, corporate and union employee benefit plans, as well as foundations, endowments, insurance companies, state and local governments and their agencies, and affiliates of J.P. Morgan.


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J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. For fixed income portfolios, this process focuses on the systematic analysis of real interest rates, sector diversification and quantitative and credit analysis. The portfolio managers making investments work in conjunction with fixed income, credit, capital markets and economic research analysts, as well as traders and administrative officers. The following persons have been primarily responsible for the day-to-day management and implementation of J.P. Morgan's process for the Portfolio, since the Portfolio commenced operations: Paul L. Zemsky and Robert J. Teatom. Mr. Zemsky is a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques. Mr. Zemsky joined J.P. Morgan in 1985. Robert J. Teatom is a Managing Director of J.P. Morgan and Co-head of its U.S. Fixed Income Group. Mr. Teatom joined J.P. Morgan in 1975.

Lazard Asset Management ("LAM") has been the Adviser to the Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the Lazard Large Cap Value Portfolio, the Manager pays LAM a monthly fee at an annual rate equal to: .425% of the Portfolio's average daily net assets up to and including $50 million; .40% of the Portfolio's average daily net assets over $50 million and up to and including $250 million; .375% of the Portfolio's average daily net assets over $250 million and up to and including $400 million; and .35% of the Portfolio's average daily net assets in excess of $400 million. As compensation for services as the Adviser to the Lazard Small Cap Value Portfolio, the Manager pays LAM a monthly fee at an annual rate equal to: .65% of the Portfolio's average daily net assets up to and including $250 million;
 .55% of the Portfolio's average daily net assets over $250 million and up to and including $500 million; and .50% of the Portfolio's average daily net assets in excess of $500 million.

LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres, 30 Rockefeller Plaza, New York, New York 10112, provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. LAM and its affiliates provide investment management services to client discretionary accounts with assets as of December 31, 1997 totaling approximately $53.0 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to the Portfolios.

Herbert W. Gullquist and Michael S. Rome have been responsible for the day to day management of the Lazard Large Cap Value Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Eileen Alexanderson, Herbert W. Gullquist, Bradley Purcell, Michael S. Rome and Leonard M. Wilson have been responsible for the day to day management of the Lazard Small Cap Value Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Ms. Alexanderson is a Managing Director of the Adviser and has been with the Adviser since 1979. Mr. Gullquist is a Managing Director of the Adviser and has been with the Adviser since 1982. Mr. Purcell is a Vice President of the Adviser and has been with the Adviser since 1991. Mr. Rome is also a Managing Director of the Adviser and has been with the Adviser since 1991. Mr. Wilson is a Director of the Adviser and has been with the Adviser since 1988.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Research Portfolio and the MFS Emerging Growth Companies Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to each of those Portfolios, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the respective Portfolio's average daily net assets up to and including $150 million; .375% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million.

MFS is America's oldest mutual fund organization. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors


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                                       29
                                                               EQ Advisors Trust
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accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial
Services Holdings, Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. The portfolio securities of the MFS Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The assets of the MFS Research Portfolio are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objectives of the MFS Research Portfolio within their assigned industry responsibility. Since it commenced operations the MFS Emerging Growth Companies Portfolio has been managed by John W. Ballen, an Executive Vice President of MFS, who has been employed by the Adviser as a portfolio manager since 1984, and Toni Y. Shimura, a Vice President of MFS, who has been employed as a portfolio manager by the Adviser since 1987.

Morgan Stanley Asset Management Inc. ("MSAM") has been the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio since the Portfolio commenced operations. MSAM is located at 1221 Avenue of the Americas, New York, NY 10020. As compensation for services as the Portfolio's Adviser, the Manager pays MSAM a monthly fee at an annual rate equal to: 1.15% of the Portfolio's average daily net assets up to and including $100 million; .90% of the Portfolio's average daily net assets over $100 million and up to and including $150 million; .80% of the Portfolio's average daily net assets over $150 million and up to and including $200 million; .60% of the Portfolio's average daily net assets over $200 million and up to and including $500 million; and .40% of the Portfolio's average daily net assets in excess of $500 million.

MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. As of December 31, 1997, MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care. In 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. completed a merger to form Morgan Stanley, Dean Witter & Co., a preeminent financial services company that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

Madhav Dhar has been responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Mr. Dhar is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Mr. Dhar joined MSAM in 1984. Mr. Robert Meyer is also responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio. Mr. Meyer joined MSAM in 1989, is a Managing Director of MSAM and Morgan Stanley and has primary responsibility for MSAM's equity investments in Latin America. Prior to joining MSAM's Latin American Group, Mr. Meyer worked in MSAM's U.S. Equity Group.

Putnam Investment Management, Inc. ("Putnam Management") has been the Adviser to the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio and the EQ/Putnam International Equity Portfolio, since each Portfolio commenced operations. As compensation for services as the Adviser to the EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam Investors Growth Portfolio, the Manager pays Putnam Management a monthly fee at an annual rate equal to: .50% of the respective Portfolio's average daily net assets up to and including $150 million; .45% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million. As compensation for services as the EQ/Putnam International Equity Portfolio's Adviser, the Manager pays Putnam Management a monthly fee at an annual rate equal to: .65% of the Portfolio's average daily net assets up to and including $150 million; .55% of the Portfolio's average daily net assets over $150 million and up to and including $300 million; and .45% of the Portfolio's average daily net assets in excess of $300 million.

Putnam Management has been managing mutual funds since 1937. Putnam Management is located at One Post Office Square, Boston, MA 02109. As of December 31, 1997, Putnam Management and its affiliates


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EQ Advisors Trust
managed more than $235 billion of assets. Putnam Management is a subsidiary of Putnam Investments, Inc. which, other than a minority of shares owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Anthony I. Kreisel has been responsible for the day to day management of the EQ/Putnam Growth & Income Value Portfolio since the Portfolio commenced operations, which includes investment decisions made on behalf of the Portfolio. Mr. Kreisel has been employed by Putnam Management as an investment professional since 1986. Justin Scott is responsible for the day to day management of the EQ/Putnam International Equity Portfolio, which includes investment decisions made on behalf of the Portfolio. Mr. Scott has been employed by Putnam Management as an investment professional since 1988. Ms. C. Beth Cotner and Messrs. Richard England, Manuel Weiss Herrero and David J. Santos are responsible for the day to day management of the EQ/Putnam Investors Growth Portfolio, which includes investment decisions made on behalf of the Portfolio. Ms. Cotner has been employed by Putnam Management as an investment professional since 1995. Prior to 1995, Ms. Cotner was Executive Vice President of Kemper Financial Services. Mr. England has been employed by Putnam Management as an investment professional since December, 1992. Prior to December, 1992, Mr. England was an investment officer at Aetna Equity Investors. Mr. Herrero has been employed by Putnam Management as an investment professional since 1987. Mr. Santos has been employed by Putnam Management as an investment professional since 1988.


THE ADMINISTRATOR

Pursuant to an agreement ("Mutual Funds Service Agreement"), Chase Global Funds Services Company (the "Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets;
 .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commences operation after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.


THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to: .30% of the average daily net assets of the BT Equity 500 Index Portfolio; .35% of the average daily net assets of the BT Small Company Index Portfolio; .55% of the respective average daily net assets of the BT International Equity Index and the JPM Core Bond Portfolios; .65% of the average daily net assets of the Lazard Large Cap Value Portfolio; .95% of the respective average daily net assets of the Lazard Small Cap Value and the EQ/Putnam International Equity Portfolios; .60% of the respective average daily net assets


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                                                               EQ Advisors Trust
of the MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value and EQ/Putnam Investors Growth Portfolios; and 1.50% of the Morgan
Stanley Emerging Markets Equity Portfolio's average daily net assets.

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.


TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable Life acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. Bankers Trust, the Adviser to BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and BT International Equity Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust. J.P. Morgan, the Adviser to the JPM Core Bond Portfolio, may execute portfolio transactions through certain affiliates of J.P. Morgan. LAM, the Adviser to the Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio, may execute portfolio transactions through certain affiliates of LAM. MSAM, the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio may execute portfolio transactions through certain affiliates.

The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust does not consider broker-dealer affiliates of an Adviser to one Portfolio to be an affiliate of the Advisers to other Portfolios for which such Adviser does not provide investment advice. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


YEAR 2000

Like other mutual funds, the Trust and the service providers for the Trust and each of its Portfolios rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999 because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the


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processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its Portfolios.


DESCRIPTION OF THE TRUST AND TRUST'S SHARES


THE TRUST

The Trust is a registered open-end management investment company that was organized as a Delaware business trust on October 31, 1996. The Trust currently is divided into 18 portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional portfolios and additional classes of shares.


CHARACTERISTICS OF TRUST'S SHARES

The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest, without par value. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Amended and Restated Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management or advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act.

As of March 31, 1998, Equitable Life owned 100% of the outstanding shares of the Trust.


PURCHASE AND REDEMPTION OF SHARES

EQ Financial, 1290 Avenue of the Americas, New York, New York, 10104, formerly Equico Securities, Inc., a wholly-owned subsidiary of Equitable Life, serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. EDI, 1290 Avenue of the Americas, New York, New York, 10104, a Delaware corporation and an indirect wholly-owned subsidiary of Equitable Life also serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. Class IB shares are offered and redeemed without a sales charge, at net asset


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                                       33
                                                               EQ Advisors Trust
value. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in or redeeming from the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on national business holidays.

The Trust also has distribution agreements for its Class IA shares with EQ Financial and EDI pursuant to which each of them acts as the Distributor for the Class IA shares of the Trust.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under terms of the Distribution Plan and the Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributors which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares;
(d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the


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protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

    o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

    o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into United States dollars at the bid price last quoted by a composite list of major United States banks.

    o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

    o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.


DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is, nevertheless, incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Code, each Portfolio will also comply with the investment diversification requirements of Subchapter L of the Code. Should any Portfolio fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the Administrator and the Manager.

Certain additional tax information appears in the Statement of Additional Information.

For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those Contracts.


PERFORMANCE INFORMATION

From time to time, the Trust may advertise the "average annual or cumulative total return" and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices.


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                                       35
                                                               EQ Advisors Trust

The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Contracts. Performance figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.

The total return on Class IB shares of each Portfolio for the period from May 1, 1997 (unless otherwise noted) to December 31, 1997 was as follows:




                            PORTFOLIO                             TOTAL RETURN*
---------------------------------------------------------------- --------------
   MFS Research Portfolio ......................................      16.07%
   MFS Emerging Growth Companies Portfolio .....................      22.42%
   Morgan Stanley Emerging Markets Equity Portfolio** ..........     (20.16%)
   EQ/Putnam Growth & Income Value Portfolio ...................      16.23%
   EQ/Putnam Investors Growth Portfolio ........................      24.70%
   EQ/Putnam International Equity Portfolio ....................       9.58%

----------
*     The total return is not annualized.

**    For the period from August 20, 1997 (inception) to December 31, 1997.

Total return information is not provided for the BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value, and Lazard Small Cap Value Portfolios because they had no operations as of December 31, 1997 except for the issuance of Class IB shares. In addition, total return information is not provided for Class IA shares of the Trust as no Class IA shares were issued as of December 31, 1997.

The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period. Such performance does not reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.


PRIOR PERFORMANCE OF EACH ADVISER

The following tables provide information concerning the historical performance of another registered investment company (or series) or other institutional private account managed by each Adviser, that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser.

Each Adviser's performance data shown below for other registered investment companies or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average


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                                       36
EQ Advisors Trust
annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities. Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR") retroactively applied to all time periods. All returns present were calculated on a total return basis and include all losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the relevant Adviser's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Composite includes all discretionary institutional private accounts managed by the relevant Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.


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                                       37
                                                               EQ Advisors Trust

BT EQUITY 500 INDEX PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e., Equity 500 Index Fund, a series of BT Institutional Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Equity 500 Index Portfolio. However, the BT Equity 500 Index Portfolio will be subject to higher expenses than the Equity 500 Index Fund. In addition, holders of variable insurance contracts representing interests in the BT Equity 500 Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Equity 500 Index Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Equity 500 Index Portfolio or an individual investor investing in the BT Equity 500 Index Portfolio.




                                   EQUITY 500 INDEX FUND1 --     S&P 500 COMPOSITE
YEAR ENDED 12/31/97                   INSTITUTIONAL CLASS          STOCK INDEX2
-------------------------------   ---------------------------   ------------------
     One Year3 ................               33.23%                   33.36%
     Since inception3 .........               20.17%                   20.27%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for shares of the Equity 500 Index Fund of the BT
  Institutional Funds. The inception date for the Equity 500 Index Fund -- Institutional Class was December 31, 1992.


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                                       38
EQ Advisors Trust

BT SMALL COMPANY INDEX PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Small Cap Index Fund -- Institutional Class, a series of BT Advisor Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Small Company Index Portfolio. However, the BT Small Company Index Portfolio will be subject to higher expenses than the Small Cap Index Fund -- Institutional Class. In addition, holders of variable insurance contracts representing interests in the BT Small Company Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Small Cap Index Fund -- Institutional Class presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Small Company Index Portfolio or an individual investor investing in the BT Small Company Index Portfolio.




                                   SMALL CAP INDEX FUND1 --
YEAR ENDED 12/31/97                  INSTITUTIONAL CLASS       RUSSELL 2000 INDEX2
-------------------------------   -------------------------   --------------------
     One Year3 ................              23.00%                   22.36%
     Since inception3 .........              22.34%                   23.28%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.

3 Annualized performance for shares of the Small Cap Index Fund. The inception date for the Small Cap Index Fund -- Institutional Class was July 10, 1996.


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                                       39
                                                               EQ Advisors Trust

BT INTERNATIONAL EQUITY INDEX PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., EAFE (Registered Tracemark) Equity Index Fund -- Institutional Class, a series of BT Advisor Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT International Equity Index Portfolio. However, the BT International Equity Index Portfolio will be subject to higher expenses than the EAFE (Registered Tracemark) Equity Index Fund -- Institutional Class. In addition, holders of variable insurance contracts representing interests in the BT International Equity Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the EAFE (Registered Tracemark) Equity Index Fund -- Institutional Class presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT International Equity Index Portfolio or an individual investor investing in the BT International Equity Index Portfolio.




                                 EAFE (Registered Trademark)  EQUITY INDEX FUND1 --
YEAR ENDED 12/31/97                             INSTITUTIONAL CLASS                  MSCI EAFE INDEX2
------------------------------- --------------------------------------------------- -----------------
     One Year3 ................                         2.11%                              1.78%
     Since inception3 .........                         4.79%                              4.70%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or operating expenses. The index does not include fees or operating expenses and is not available for actual investment.

3 Annualized performance for shares of the EAFE Equity Index Fund. The inception date for the EAFE Equity Index Fund -- Institutional Class was January 24, 1996.


--------------------------------------------------------------------------------
                                       40
EQ Advisors Trust

JPM CORE BOND PORTFOLIO


In the table below, the institutional private accounts that are included in the Adviser's composite are not subject to the same types of expenses to which the JPM Core Bond Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the JPM Core Bond Portfolio by the 1940 Act or Subchapter M of the Code. In fact, the expenses of the JPM Core Bond Portfolio are higher than those of the accounts included in the Advisor's composite. Consequently, the performance results for the composite could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws. Moreover, holders of variable insurance contracts representing interests in the JPM Core Bond Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related charges.


The investment results presented below are not intended to predict or suggest the returns that might be experienced by the JPM Core Bond Portfolio or an individual investing in such Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.




                                                          SALOMON BROTHERS
                             J.P. MORGAN ACTIVE FIXED     BROAD INVESTMENT
YEAR ENDED 12/31/97              INCOME COMPOSITE1        GRADE BOND INDEX2
-------------------------   --------------------------   ------------------
     One Year ...........               9.25%                    9.62%
     Five Years .........               7.97%                    7.53%
     Ten Years ..........               9.63%                    9.23%

----------
1 Through December 31, 1997. The inception date for the J.P. Morgan Active
  Fixed Income Composite was May 31, 1977.

2 The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged, market-weighted index which contains approximately 4,700 individually priced investment grade bonds. The index does not include fees or operating expenses and is not available for actual investment.


--------------------------------------------------------------------------------
                                       41
                                                               EQ Advisors Trust

LAZARD LARGE CAP VALUE PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e. the Lazard Equity Portfolio, a series of The Lazard Funds, Inc., which is managed by Lazard Asset Management, and whose investment policies are substantially similar to the Lazard Large Cap Value Portfolio. However, the Lazard Equity Portfolio will be subject to higher expenses than the Lazard Large Cap Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Lazard Large Cap Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Lazard Equity Portfolio presented below are unaudited and are not intended to predict or suggest the future returns that might be experienced by the Lazard Large Cap Value Portfolio or an individual investor investing in the Lazard Large Cap Value Portfolio.




                                                            S&P 500
YEAR ENDED 12/31/97           LAZARD EQUITY PORTFOLIO1       INDEX2
--------------------------   --------------------------   -----------
     One Year3 ...........              25.13%                33.36%
     Five Years3 .........              20.63%                20.27%
     Ten Years3 ..........              17.14%                18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for shares of the Lazard Equity Portfolio.

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                                       42
EQ Advisors Trust

LAZARD SMALL CAP VALUE PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Lazard Small Cap Portfolio, a series of The Lazard Funds, Inc., which is managed by Lazard Asset Management, and whose investment policies are substantially similar to the Lazard Small Cap Value Portfolio. However, the Lazard Small Cap Portfolio will be subject to higher expenses than the Lazard Small Cap Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Lazard Small Cap Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Lazard Small Cap Portfolio presented below are unaudited and are not intended to predict or suggest the future returns that might be experienced by the Lazard Small Cap Value Portfolio or an individual investor investing in the Lazard Small Cap Value Portfolio.




                                   LAZARD SMALL CAP      RUSSELL
YEAR ENDED 12/31/97                   PORTFOLIO1        2000 INDEX
-------------------------------   ------------------   -----------
     One Year3 ................          28.06%            22.36%
     Five Years3 ..............          20.68%            16.40%
     Since inception3 .........          21.57%            16.80%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2,000 small-cap stocks, and includes reinvestment of dividends. It is compiled by the Frank Russell Company.

3 Annualized performance for shares of the Lazard Small Cap Portfolio. The inception date for Lazard Small Cap Portfolio was October 1, 1991.


--------------------------------------------------------------------------------
                                       43
                                                               EQ Advisors Trust

MFS RESEARCH PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., MFS Research Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Research Portfolio. However, MFS Research Fund will be subject to different expenses than the MFS Research Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Research Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Research Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Research Portfolio or an individual investor investing in the MFS Research Portfolio.




                                                      S&P 500
YEAR ENDED 12/31/97           MFS RESEARCH FUND1       INDEX2
--------------------------   --------------------   -----------
     One Year3 ...........           20.53%             33.36%
     Five Years3 .........           20.40%             20.27%
     Ten Years3 ..........           17.17%             18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the MFS Research Fund. The results for the MFS Research Fund do not reflect any sales charge that may be imposed on the Class A shares of the MFS Research Fund, nor any charges that would be imposed at the insurance company separate account level.


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                                       44
EQ Advisors Trust

MFS EMERGING GROWTH COMPANIES PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., MFS Emerging Growth Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Emerging Growth Companies Portfolio. However, MFS Emerging Growth Fund will be subject to different expenses than the MFS Emerging Growth Companies Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Emerging Growth Companies Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Emerging Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Emerging Growth Companies Portfolio or an individual investor investing in the MFS Emerging Growth Companies Portfolio.




                                                            RUSSELL 2000
YEAR ENDED 12/31/97           MFS EMERGING GROWTH FUND1        INDEX2
--------------------------   ---------------------------   -------------
     One Year3 ...........               19.73%                 22.36%
     Five Years3 .........               19.75%                 16.40%
     Ten Years3 ..........               21.30%                 15.77%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestments of dividends. It is compiled by the Frank Russell Company.

3 Annualized performance for the Class B shares of the MFS Emerging Growth
  Fund. The results for the MFS Emerging Growth Fund do not reflect sales charges that may be imposed on the Class B shares of the MFS Emerging Growth Fund, nor any charges that would be imposed at the insurance company separate account level.


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                                       45
                                                               EQ Advisors Trust

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Morgan Stanley Institutional Fund, Inc. -- Emerging Markets Portfolio ("MSIF Emerging Markets Portfolio"), which is managed by Morgan Stanley Asset Management Inc., and whose investment policies are substantially similar to the Morgan Stanley Emerging Markets Equity Portfolio. Operating expenses of the Morgan Stanley Emerging Markets Equity Portfolio will be the same as the operating expenses of the the MSIF Emerging Markets Portfolio. However, holders of variable insurance contracts representing interests in the Morgan Stanley Emerging Markets Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MSIF Emerging Markets Portfolio presented below, which represent a Class A share outstanding for the period, are unaudited and are not intended to predict or suggest the returns that might be experienced by the Morgan Stanley Emerging Markets Equity Portfolio or an individual investor investing in the Morgan Stanley Emerging Markets Equity Portfolio.




                                 MSIF EMERGING MARKETS      IFC GLOBAL TOTAL
YEAR ENDED 12/31/97                  PORTFOLIO1, 2       RETURN COMPOSITE INDEX3
------------------------------- ----------------------- ------------------------
     One Year4 ................           (1.03)%                 (14.42)%
     Five Year4 ...............           10.23%                    6.16%
     Since inception4 .........           10.13%                    6.93%

----------
1 In accordance with SEC regulations, the performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The expense ratio of MSIF Emerging Markets Portfolio has been capped at 1.75% since inception.

3 The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.

4 Annualized performance for the Class A shares of the MSIF Emerging Markets
  Portfolio. The Class B shares of the MSIF Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The inception date for the MSIF Emerging Markets Portfolio was September 25, 1992.


--------------------------------------------------------------------------------
                                       46
EQ Advisors Trust

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., the Putnam Growth & Income Fund II, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Growth & Income Value Portfolio. Putnam Growth & Income Fund II will be subject to different expenses than the EQ/Putnam Growth & Income Value Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam Growth & Income Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Putnam Growth & Income Fund II presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Growth & Income Value Portfolio or an individual investor investing in the EQ/Putnam Growth & Income Value Portfolio.




                                   PUTNAM GROWTH &      S&P 500
YEAR ENDED 12/31/97                INCOME FUND II1       INDEX2
-------------------------------   -----------------   -----------
     One Year3 ................          24.86%           33.36%
     Since inception3 .........          26.54%           31.19%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the Putnam Growth & Income
  Fund II. The inception date for the Putnam Growth & Income Fund II was January 5, 1995. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.


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                                       47
                                                               EQ Advisors Trust

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., the Putnam Investors Fund, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Investors Growth Portfolio. Putnam Investors Fund will be subject to different expenses than the EQ/Putnam Investors Growth Portfolio. In addition, holders of the variable insurance contracts representing interests in EQ/Putnam Investors Growth Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Putnam Investors Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Investors Growth Portfolio or an individual investor investing in the EQ/Putnam Investors Growth Portfolio.




                                                          S&P 500
YEAR ENDED 12/31/97           PUTNAM INVESTORS FUND1       INDEX2
--------------------------   ------------------------   -----------
     One Year3 ...........             34.49%               33.36%
     Five Years3 .........             20.71%               20.27%
     Ten Years3 ..........             17.40%               18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the Putnam Investors Fund.
  The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.



--------------------------------------------------------------------------------
                                       48
EQ Advisors Trust

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., the Putnam International Growth Fund, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam International Equity Portfolio. Putnam International Growth Fund will be subject to different expenses than the EQ/Putnam International Equity Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam International Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Putnam International Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam International Equity Portfolio or an individual investor investing in the EQ/Putnam International Equity Portf




                                   PUTNAM INTERNATIONAL     MSCI EAFE
YEAR ENDED 12/31/97                    GROWTH FUND1          INDEX2
-------------------------------   ----------------------   ----------
     One Year3 ................            17.78%              1.78%
     Five Years3 ..............            17.59%             11.39%
     Since inception3 .........            12.43%              6.93%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

3 Annualized performance the Class A shares of the Putnam International Growth
  Fund. The inception date of the Class A shares of the Putnam International Growth Fund was March, 1991. The Class A shares are subject to a front-end sales charge of up to 5.75%.


--------------------------------------------------------------------------------
                                       49
                                                               EQ Advisors Trust

                                  APPENDIX A

The following table summarizes the historical performance information of certain other registered investment companies or accounts that appears on pages 38 through 49 of this Prospectus. Each other registered investment company or account is managed by an Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by that Adviser. For further information regarding each of the registered investment companies and the indexes presented below, please refer to pages 5 through 16 of this Prospectus.


                          ANNUALIZED RATES OF RETURN
                        PERIOD ENDED DECEMBER 31, 1997



                                                                                                      SINCE
 FUND NAME                                                    1 YEAR       5 YEARS     10 YEARS     INCEPTION
-------------------------------------------------------   -------------   ---------   ----------   ----------
 BT EQUITY 500 INDEX FUND                                      33.23%          --           --        20.17%
 S&P 500 Index                                                 33.36%          --           --        20.27%
-------------------------------------------------------       ------           --           --        -----
 BT SMALL CAP INDEX FUND                                       23.00%          --           --        22.34%
 Russell 2000 Index                                            22.36%          --           --        23.28%
-------------------------------------------------------       ------           --           --        -----
  BT EAFE (Registered Tracemark)  EQUITY INDEX FUND --
   INSTITUTIONAL CLASS                                          2.11%          --           --         4.79%
  MSCI EAFE Index                                               1.78%          --           --         4.70%
-------------------------------------------------------       ------           --           --        -----
  J.P. MORGAN ACTIVE FIXED INCOME COMPOSITE                     9.25%        7.97%        9.63%          --
  Salomon Brothers Broad Investment Grade
   Bond Index                                                   9.62%        7.53%        9.23%          --
-------------------------------------------------------       ------        -----        -----        -----
  LAZARD EQUITY PORTFOLIO                                      25.13%       20.63%       17.14%          --
  S&P 500 Index                                                33.36%       20.27%       18.05%          --
-------------------------------------------------------       ------        -----        -----        -----
  LAZARD SMALL CAP PORTFOLIO                                   28.06%       20.68%          --        21.57%
  Russell 2000 Index                                           22.36%       16.40%          --        16.80%
-------------------------------------------------------       ------        -----        -----        -----
  MFS RESEARCH FUND                                            20.53%       20.40%       17.17%          --
  S&P 500 Index                                                33.36%       20.27%       18.05%          --
-------------------------------------------------------       ------        -----        -----        -----
  MFS EMERGING GROWTH FUND                                     19.73%       19.75%       21.30%          --
  Russell 2000 Index                                           22.36%       16.40%       15.77%          --
-------------------------------------------------------       ------        -----        -----        -----
  MSIF EMERGING MARKETS PORTFOLIO                             ( 1.03)%      10.23%          --        10.13%
  IFC Global Total Return Composite Index                     (14.42)%       6.16%          --         6.93%
-------------------------------------------------------       ------        -----        -----        -----
  PUTNAM GROWTH & INCOME FUND II                               24.86%          --           --        26.54%
  S&P 500 Index                                                33.36%          --           --        31.19%
-------------------------------------------------------       ------        -----        -----        -----
  PUTNAM INVESTORS FUND                                        34.49%       20.71%       17.40%          --
  S&P 500 Index                                                33.36%       20.27%       18.05%          --
-------------------------------------------------------       ------        -----        -----        -----
  PUTNAM INTERNATIONAL GROWTH FUND                             17.78%       17.59%          --        12.43%
  MSCI EAFE Index                                               1.78%       11.39%          --         6.93%

--------------------------------------------------------------------------------
                                      A-1
                                                               EQ Advisors Trust

                               EQ ADVISORS TRUST
            1290 Avenue of the Americas -- New York, New York 10104

EQ Advisors Trust ("Trust") is an open-end management investment company that offers a selection of professionally managed investment portfolios ("Portfolios"). Each Portfolio has its own investment objective and policies that are designed to meet different investment goals.

This Prospectus describes the following 14 Portfolios currently offered by the Trust.

      o  BT Equity 500 Index Portfolio

      o  BT Small Company Index Portfolio

      o  BT International Equity Index Portfolio

      o  JPM Core Bond Portfolio

      o  Lazard Large Cap Value Portfolio

      o  Lazard Small Cap Value Portfolio

      o  Merrill Lynch Basic Value Equity Portfolio

      o  Merrill Lynch World Strategy Portfolio

      o  MFS Research Portfolio

      o  MFS Emerging Growth Companies Portfolio

      o  Morgan Stanley Emerging Markets Equity Portfolio

      o  EQ/Putnam Growth & Income Value Portfolio

      o  EQ/Putnam Investors Growth Portfolio

      o  EQ/Putnam International Equity Portfolio


The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares offered pursuant to another prospectus, and Class IB shares offered hereby.

This Prospectus sets forth concisely the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at the address noted above. California residents can obtain a copy of the Statement of Additional Information by calling 1-800-999-3527. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                         PROSPECTUS DATED MAY 1, 1998







--------------------------------------------------------------------------------
EQAT-103

(5/98)

                             FINANCIAL HIGHLIGHTS

The financial information in the table below for the period May 1, 1997* (unless otherwise noted) to December 31, 1997 has been derived from financial statements of the Trust which have been audited by Price Waterhouse LLP, independent public accountants. Price Waterhouse LLP's report on the Trust's financial statements as of December 31, 1997 appears in the Trust's Annual Report. The information listed below should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information. The Annual Report includes more information about the Trust's performance and is available without charge upon request.



                                               NET
                                            REALIZED
                                               AND
                                           UNREALIZED
                                           GAIN (LOSS)
                                               ON
                                             INVEST-
                                              MENTS
                        NET                 AND FOR-       TOTAL
                       ASSET       NET        EIGN         FROM
                       VALUE,    INVEST-    CURRENCY      INVEST-
                     BEGINNING     MENT     TRANSAC-       MENT
                     OF PERIOD    INCOME      TIONS     OPERATIONS
 Merrill Lynch
 Basic Value
 Equity Portfolio     $ 10.00    $ 0.06     $  1.64      $  1.70
 Merrill Lynch
 World Strategy
 Portfolio            $ 10.00    $ 0.08     $  0.39      $  0.47
 MFS Research
 Portfolio            $ 10.00    $ 0.02     $  1.58      $  1.60
 MFS Emerging
 Growth
 Companies
 Portfolio            $ 10.00    $ 0.02     $  2.21      $  2.23
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio            $ 10.00    $ 0.04     $ (2.06)     $ (2.02)
 EQ/Putnam
 Growth &
 Income Value
 Portfolio            $ 10.00    $ 0.06     $  1.56      $  1.62
 EQ/Putnam
 Investors Growth
 Portfolio            $ 10.00    $ 0.02     $  2.45      $  2.47
 EQ/Putnam
 International
 Equity Portfolio     $ 10.00    $ 0.03     $  0.93      $  0.96



                                 DIVIDENDS               DISTRI-
                     DIVIDENDS   IN EXCESS    DISTRI-    BUTIONS      TOTAL
                      FROM NET     OF NET     BUTIONS   IN EXCESS   DIVIDENDS   NET ASSET
                      INVEST-     INVEST-      FROM         OF         AND       VALUE,
                        MENT        MENT     REALIZED    REALIZED   DISTRIBU-    END OF
                       INCOME      INCOME      GAINS      GAINS       TIONS      PERIOD
 Merrill Lynch
 Basic Value
 Equity Portfolio     $ (0.06)               $ (0.05)    $ (0.01)    $ (0.12)    $ 11.58
 Merrill Lynch
 World Strategy
 Portfolio            $ (0.05)                           $ (0.11)    $ (0.16)    $ 10.31
 MFS Research
 Portfolio            $ (0.02)               $ (0.01)    $ (0.09)    $ (0.12)    $ 11.48
 MFS Emerging
 Growth
 Companies
 Portfolio            $ (0.02)               $ (0.18)    $ (0.11)    $ (0.31)    $ 11.92
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio            $ (0.02)                                       $ (0.02)    $  7.96
 EQ/Putnam
 Growth &
 Income Value
 Portfolio            $ (0.06)               $ (0.01)    $ (0.03)    $ (0.10)    $ 11.52
 EQ/Putnam
 Investors Growth
 Portfolio            $ (0.03)               $ (0.04)    $ (0.07)    $ (0.14)    $ 12.33
 EQ/Putnam
 International
 Equity Portfolio     $ (0.02)               $ (0.01)    $ (0.04)    $ (0.07)    $ 10.89


--------------------------------------------------------------------------------
                                       2
EQ Advisors Trust

                                                RATIO OF       RATIO OF
                                     NET       EXPENSES TO   EXPENSES TO
                                   ASSETS,     AVERAGE NET   AVERAGE NET
                                    END OF    ASSETS AFTER    ASSETS BE-
                        TOTAL       PERIOD       WAIVERS      FORE WAIV-
                     RETURN (B)    (000'S)       (A)(C)       ERS (A)(C)
 Merrill Lynch
 Basic Value
 Equity Portfolio       16.99%    $ 49,495         0.85%         1.89%
 Merrill Lynch
 World Strategy
 Portfolio               4.70%    $ 18,210         1.20%         3.05%
 MFS Research
 Portfolio              16.07%    $114,754         0.85%         1.78%
 MFS Emerging
 Growth
 Companies
 Portfolio              22.42%    $ 99,317         0.85%         1.82%
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio             (20.16)%   $ 21,433         1.75%         2.61%
 EQ/Putnam
 Growth &
 Income Value
 Portfolio              16.23%    $150,260         0.85%         1.75%
 EQ/Putnam
 Investors Growth
 Portfolio              24.70%    $ 39,695         0.85%         2.13%
 EQ/Putnam
 International
 Equity Portfolio        9.58%    $ 55,178         1.20%         2.53%



                       RATIO OF       RATIO OF
                      NET INVEST-   NET INVEST-
                       MENT IN-       MENT IN-
                        COME TO       COME TO                              PER SHARE
                      AVERAGE NET   AVERAGE NET                             BENEFIT
                     ASSETS AFTER    ASSETS BE-   PORTFOLIO     AVERAGE      TO NET
                        WAIVERS      FORE WAIV-    TURNOVER   COMMISSION   INVESTMENT
                        (A)(C)       ERS (A)(C)      RATE      RATE PAID   INCOME(C)
 Merrill Lynch
 Basic Value
 Equity Portfolio         1.91%         0.87%         25%      $ 0.0566     $ 0.03
 Merrill Lynch
 World Strategy
 Portfolio                1.89%         0.04%         58%      $ 0.0299     $ 0.08
 MFS Research
 Portfolio                0.65%        (0.28)%        51%      $ 0.0471     $ 0.03
 MFS Emerging
 Growth
 Companies
 Portfolio                0.61%        (0.36)%       116%      $ 0.0422     $ 0.04
 Morgan Stanley
 Emerging
 Markets Equity
 Portfolio                1.96%         1.10%         25%      $ 0.0011     $ 0.02
 EQ/Putnam
 Growth &
 Income Value
 Portfolio                1.67%         0.77%         61%      $ 0.0376     $ 0.03
 EQ/Putnam
 Investors Growth
 Portfolio                0.58%        (0.70)%        47%      $ 0.0338     $ 0.05
 EQ/Putnam
 International
 Equity Portfolio         0.74%        (0.59)%        43%      $ 0.0153     $ 0.05

----------
* Commencement of Operations. The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. No financial highlights are presented for the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio, and Lazard Small Cap Value Portfolio, each of which received initial capital on December 31, 1997.

(a)        Annualized.

(b) Total return calculated for a period of less than one year is not annualized.

(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreements" in the Prospectus.


--------------------------------------------------------------------------------
                                       3
                                                               EQ Advisors Trust

THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" type of mutual fund, the Trust issues shares of beneficial interest that are currently divided among 18 Portfolios, 14 of which are offered by this Prospectus. Each Portfolio is a separate series of the Trust with its own objective and policies. Each of the Portfolios set forth below, except for the Lazard Small Cap Value Portfolio, the Merrill Lynch World Strategy Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio, are diversified for 1940 Act purposes. The Trustees of the Trust may establish additional Portfolios at any time.

Each Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of each Portfolio. Bankers Trust Company, J.P. Morgan Investment Management Inc., Lazard Asset Management, a division of Lazard Freres & Co. LLC, Merrill Lynch Asset Management, L.P., Massachusetts Financial Services Company, Morgan Stanley Asset Management Inc., and Putnam Investment Management, Inc. serve as the advisers (each an "Adviser" and, together the "Advisers") to one or more of the Portfolios, as detailed in the table below.




PORTFOLIO                                          ADVISER
-------------------------------------------------- -----------------------------------------
BT Equity 500 Index Portfolio                      Bankers Trust Company
BT Small Company Index Portfolio                   Bankers Trust Company
BT International Equity Index Portfolio            Bankers Trust Company
JPM Core Bond Portfolio                            J.P. Morgan Investment Management Inc.
Lazard Large Cap Value Portfolio                   Lazard Asset Management
Lazard Small Cap Value Portfolio                   Lazard Asset Management
Merrill Lynch Basic Value Equity Portfolio         Merrill Lynch Asset Management, L.P.
Merrill Lynch World Strategy Portfolio             Merrill Lynch Asset Management, L.P.
MFS Research Portfolio                             Massachusetts Financial Services Company
MFS Emerging Growth Companies Portfolio            Massachusetts Financial Services Company
Morgan Stanley Emerging Markets Equity Portfolio   Morgan Stanley Asset Management Inc.
EQ/Putnam Growth & Income Value Portfolio          Putnam Investment Management, Inc.
EQ/Putnam Investors Growth Portfolio               Putnam Investment Management, Inc.
EQ/Putnam International Equity Portfolio           Putnam Investment Management, Inc.

The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Trust's Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQ Financial"), the Trust's Manager, serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. (EQ Financial and EDI are collectively referred to as the "Distributors"). The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable Life"). Both classes of shares are offered and redeemed at their net asset value without any sales load.

Class IA shares may be offered pursuant to another prospectus and are subject to the same expenses as the Class IB shares, but unlike the Class IB shares they are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.

INVESTMENT OBJECTIVES AND POLICIES

The following is a brief description of the investment objectives and policies of each of the Portfolios. All of the objectives and policies of each Portfolio, unless otherwise noted, are not fundamental and may be


--------------------------------------------------------------------------------
                                       4
EQ Advisors Trust
changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the Statement of Additional Information. Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.


BT EQUITY 500 INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is an index of 500 common stocks of companies from many industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Adviser believes that the performance of the S&P 500 is representative of the performance of publicly-traded common stocks in the United States in general.

The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity on each stock and its adequacy as a representation of stocks in a particular industry, and may be changed from time to time. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein. In seeking to replicate the performance of the S&P 500, before deduction of Portfolio expenses, the Adviser will attempt over time to allocate the Portfolio's investment among common stocks included in the S&P 500 in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the index's value. The Adviser utilizes a two-stage sampling approach in seeking to achieve its objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the S&P 500. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to increase the Portfolio's liquidity while reducing costs.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Portfolio will not purchase the stock of Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses.

Over time, the correlation between the performance of the Portfolio and the S&P 500 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the S&P 500. The Portfolio's ability to track the S&P 500 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the S&P 500, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the S&P 500.

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest.


--------------------------------------------------------------------------------
                                       5
                                                               EQ Advisors Trust

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio may not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, illiquid securities, investment grade fixed income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


BT SMALL COMPANY INDEX PORTFOLIO

The investment objective of the BT Small Company Index Portfolio is to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000"). The Russell 2000 is composed of approximately 2,000 small-capitalization common stocks. A company's stock market capitalization is the total market value of its floating outstanding shares. As of June 30, 1997, the average stock market capitalization of the Russell 2000 was $500 million and the weighted average stock market capitalization of the Russell 2000 was $650 million. The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

The Portfolio invests in a statistically selected sample of the 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Portfolio will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings and debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Portfolio is constructed so that approximately 10% of the Portfolio's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Portfolio are weighted to make the Portfolio's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Russell 2000. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the Russell 2000, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the Russell 2000. The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the event that the Russell 2000 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio is not permitted to so invest.


--------------------------------------------------------------------------------
                                       6
EQ Advisors Trust

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Russell 2000. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the Russell 2000 while retaining a cash balance for portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the Russell 2000. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio will not use them to leverage its net assets. The Portfolio will not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, small company securities, illiquid securities, investment grade fixed income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


BT INTERNATIONAL EQUITY INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is a capitalization-weighted index containing approximately 1,100 equity securities of companies located in countries outside the United States. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and The United Kingdom. The EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the EAFE Index or any data included therein.

The Portfolio is constructed to have aggregate investment characteristics similar to those of the EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected for inclusion in the Portfolio based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which stocks should be purchased or sold to replicate the EAFE Index. From time to time, adjustments may be made in the Portfolio because of changes in the composition of the EAFE Index, but such changes are expected to be infrequent.

Over time, the correlation between the performance of the Portfolio and the EAFE Index is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the EAFE Index. The Portfolio's ability to track the EAFE Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the EAFE Index, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the EAFE Index.

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the event that the EAFE Index should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest.


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The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the EAFE Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or EAFE Index. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio will not use them to leverage its net assets. The Portfolio will not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, foreign currency transactions, securities loans, illiquid securities, investment grade fixed income securities, derivatives, swaps, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


JPM CORE BOND PORTFOLIO

The investment objective of the JPM Core Bond Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

It is the current policy of the Portfolio that, under normal circumstances, all of the Portfolio's assets will, at the time of purchase, consist of investment grade securities rated BBB or better by S&P or Baa or better by Moody's or unrated securities of comparable quality. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio in light of market conditions and the Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected increase in bond prices. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, United States Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities, and direct mortgage obligations. The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt securities denominated in foreign currencies of developed countries. In addition, the Portfolio may invest in municipal obligations provided such securities are issued on a taxable basis or have an attractive yield excluding tax considerations. Specific securities that the Adviser believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Adviser intends to have the Portfolio invest at least 65% of its assets in bonds. The Portfolio may to a limited extent invest in convertible securities, including convertible debt securities and preferred stock.

Duration is a measure of the sensitivity of the market value of the Portfolio's bond holdings to changes in interest rates. Generally, the longer the duration of the Portfolio's bond holdings, the more sensitive their market value will be to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the domestic investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index. Currently, the duration of that index is approximately 4.5 years. The maturities of the individual securities in the Portfolio may vary widely, however.


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The Adviser intends to actively manage the Portfolio in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. However, the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. The Portfolio may purchase high-quality money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. When market or financial conditions warrant, the Portfolio may invest as a temporary defensive measure up to 100% of its assets in money market instruments.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, illiquid securities, zero-coupon bonds, investment grade fixed income securities, payment-in-kind bonds, derivatives, foreign currency transactions, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, convertible securities, mortgage-related securities, and swaps) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


LAZARD LARGE CAP VALUE PORTFOLIO

The investment objective of the Lazard Large Cap Value Portfolio is to seek capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $1 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity. In managing the Portfolio, the Adviser engages in a value-oriented search for equity securities. The Adviser attempts to identify inexpensive securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change, and/or the potential to improve profitability. The Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. In addition, at times judged by the Adviser to be appropriate, the Portfolio may hold up to 20% of its total assets in United States Government securities and investment grade debt obligations of domestic corporations rated BBB or better by S&P or Baa or better by Moody's. The Portfolio may also, for temporary or defensive purposes, invest without limitation in high-quality short-term money market instruments, including United States Government securities, repurchase agreements, certificates of deposits, time deposits and other short-term obligations issued by banks, commercial paper and loan participations. In addition, the Portfolio may invest up to 10% of its total assets at the time of purchase in foreign equity or debt securities trading in United States markets or listed on a domestic securities exchange or represented by ADRs or Global Depositary Receipts ("GDRs"). The Portfolio may also engage in various investment techniques, such as options transactions and, although it has no present intention to do so, leveraging and lending portfolio securities.

Securities owned by the Portfolio are kept under continuing supervision, and changes may be made whenever such securities no longer seem to meet the Portfolio's objective. Changes in the securities owned by the Portfolio also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.

Certain investment strategies and instruments which may be employed by the Portfolio (such as securities loans, borrowing, loan participations, derivatives, options, mortgage-related securities, forward commitments, convertible securities, floaters, illiquid securities, foreign securities, investment grade fixed income securities, United States Government securities, and repurchase agreements) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


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                                       9
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LAZARD SMALL CAP VALUE PORTFOLIO

The investment objective of the Lazard Small Cap Value Portfolio is to seek capital appreciation by investing primarily in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned United States companies with market capitalizations ranging between $100 million and $1 billion. The equity securities in which the Portfolio may invest include: common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

Investments are generally made in equity securities of companies that in the Adviser's opinion have one or more of the following characteristics: (i) are undervalued relative to their earnings power, cash flow, and/or asset values;
(ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market generally or the companies' industry groups in particular) with the expectation that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances that are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general; (v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow that may be used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or debt securities, including cash equivalents.

The Adviser believes that issuers of small capitalization stocks often have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. (Such risks are discussed under the caption "Investment Strategies -- Small Company Securities" below).

The Portfolio is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Portfolio's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended ("Code").

The Adviser continually evaluates the securities owned by the Portfolio, and changes may be made whenever the Adviser determines such securities no longer meet the Portfolio's objective. Changes in Portfolio holdings may also be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.

When, in the judgment of the Adviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments, or hold its assets in cash.

Certain investment strategies and investments which may be employed by the Portfolio (such as securities loans, borrowings, loan participations, derivatives, mortgage-related securities, convertible securities,


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

floaters, illiquid securities, investment grade fixed income securities, forward commitments, United States Government securities, repurchase agreements, and small company securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO

The investment objective of the Merrill Lynch Basic Value Equity Portfolio is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value. The Portfolio seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio.

The investment policy of the Portfolio is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, the Adviser believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, the Adviser believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, the Adviser believes that market prices of securities with relative high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated events. This investment policy departs from traditional philosophy. The Adviser believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

The current institutionally-dominated market tends to ignore, to some extent, the numerous secondary issues whose market capitalizations are below those of the relatively few larger size growth companies. It is expected that the Portfolio's portfolio generally will have significant representation in this secondary segment of the market. The Adviser is responsible for the management of the Portfolio's securities portfolio and makes portfolio decisions based on its own research information supplemented by research information provided by other sources. The basic orientation of the Portfolio's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts.

Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Portfolio also may invest in preferred stocks and non-convertible investment grade debt securities and utilize covered call options with respect to portfolio securities. The Portfolio has the right, as a defensive measure, to hold other types of securities, including United States Government and Government agency securities, money market securities, or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. The Portfolio may invest up to 10% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

Certain investment strategies and instruments which may be employed by the Portfolio (such as options, convertible securities, United States Government securities, repurchase agreements, securities loans, foreign securities, borrowings, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MERRILL LYNCH WORLD STRATEGY PORTFOLIO

The investment objective of the Merrill Lynch World Strategy Portfolio is to seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of United States and foreign issuers. Total investment return consists of interest, dividends,


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                                       11
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discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations. Investing in foreign securities involves special considerations. The Portfolio may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

The Portfolio seeks to achieve its objective by investing primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East. There are no prescribed limits on the geographical allocation of the Portfolio among these regions. Such allocation will be made primarily on the basis of the anticipated total return from investments in the securities of issuers wherever located, considering such factors as: the condition and growth potential of the various economies and securities markets and the issuers domiciled therein; anticipated movements in interest rates in the various capital markets and in the value of foreign currencies relative to the United States dollar; tax considerations; and economic, social, financial, national and political factors that may affect the climate for investing within the various securities markets. When in the judgment of the Adviser, economic or market conditions warrant, the Portfolio reserves the right to concentrate its investments in one or more capital markets, including the United States.

The equity and convertible preferred securities in which the Portfolio may invest are primarily securities issued by quality companies. Generally, the characteristics of such companies include a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management.

The corporate debt securities, including convertible debt securities, in which the Portfolio may invest will be primarily investment grade securities rated BBB or better by S&P or Baa or better by Moody's or of comparable quality. The Portfolio may also invest in debt obligations issued or guaranteed by sovereign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies or instrumentalities or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank") and the European Coal and Steel Community. Investments in securities of supranational entities are subject to the risk that member governments will fail to make required capital contributions and that a supranational entity will thus be unable to meet its obligations.

When market or financial conditions warrant, the Portfolio may invest as a temporary defensive measure up to 100% of its assets in United States Government or Government agency securities issued or guaranteed by the United States Government or its agencies or instrumentalities, money market securities or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash.

The Portfolio is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Portfolio's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Code.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, floaters, futures contracts, foreign securities, foreign currency transactions, United States Government securities, convertible securities, borrowings, derivatives, investment grade fixed income securities, repurchase agreements, securities loans, illiquid securities, and forward commitments) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MFS RESEARCH PORTFOLIO

The investment objective of the MFS Research Portfolio is to provide long-term growth of capital and future income. In pursuing its objective, the Portfolio invests a substantial portion of its assets in the


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                                       12
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

common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth. A smaller proportion of the assets of the Portfolio may be invested in bonds, short-term debt obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income securities, the Adviser emphasizes progressive, well-managed companies.

The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of the Adviser. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 20% of its total assets in foreign securities, including those in emerging markets. These securities include dollar-denominated and non-dollar-denominated foreign securities. Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities.

The Portfolio may invest in investment grade debt securities and may invest up to 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, convertible securities, borrowings, repurchase agreements, securities loans, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MFS EMERGING GROWTH COMPANIES PORTFOLIO

The investment objective of the MFS Emerging Growth Companies Portfolio is to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective. In pursuing its objective, the Portfolio invests primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises. Such emerging growth companies generally are expected to: (i) show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation; and (ii) have the products, technologies, management and market and other opportunities that are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size and the Portfolio may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in customer demand, or basic changes in the economic environment. Investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources and may be more dependent on one-person management. In addition, there may be less research available on many promising small or medium-sized emerging growth companies, making it more difficult both to identify and to analyze such companies. Moreover, the securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.

While the Portfolio may invest primarily in common stocks, the Portfolio may, to a limited extent, seek long-term growth in other types of securities such as convertible securities and warrants. To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 25% of its total assets in foreign securities, including those in emerging markets. These securities include non-United States dollar-denominated securities traded outside the United States and dollar-


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                                       13
                                                               EQ Advisors Trust
denominated securities traded in the United States (such as ADRs). Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities. The Portfolio may also invest in debt securities and hold cash and cash equivalents. In addition, the Portfolio may invest in lower-rated debt securities (commonly referred to as "junk bonds").

The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investment in its shares generally involves a higher degree of risk than would be the case with an investment in a conservative equity or growth fund investing entirely in proven growth companies.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, loan participations, derivatives, United States Government securities, securities loans, forward commitments, asset-backed securities, borrowings, options, futures contracts, convertible securities, foreign currency transactions, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

The investment objective of the Morgan Stanley Emerging Markets Equity Portfolio is long-term capital appreciation by investing primarily in equity securities of emerging market country issuers. In pursuing its investment objective, the Adviser focuses on issuers in emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market country equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants to purchase common stocks, depository receipts and other equity securities of emerging market country issuers.

For these purposes, an emerging market country security is a security issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country; (ii) alone or on a consolidated basis, it derives 50% or more of its revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The Portfolio intends to invest primarily in some or all of the following emerging market countries: Argentina, Botswana, Brazil, Bulgaria, Chile, China (mainland and Hong Kong), Colombia, Egypt, Ghana, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless: (i) the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or (ii) the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio may also invest in fixed income securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country. In addition, the Portfolio may invest in equity or fixed income securities of corporate or governmental issuers located in industrialized countries, foreign currency and investment funds (i.e., funds specifically authorized to invest in companies of a particular emerging market country). The Portfolio may also invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities to promote economic reconstruction or


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development such as the International Bank for Reconstruction and Development
(i.e., the World Bank). The Portfolio may invest up to 20% of its total assets (measured at the time of investment) in fixed income securities that are not investment grade securities (commonly referred to as "junk bonds").

For temporary defensive purposes, the Portfolio may invest less than 65% of its assets in equity securities of emerging market countries in which case the Portfolio may invest in other equity securities or fixed income securities. Moreover, the Portfolio may invest without limitation in high-quality money market instruments.

The value of the Portfolio's investments and the income they generate will vary from day to day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of fixed income securities also fluctuate and generally move in the opposite direction from interest rates.

The Portfolio is a non-diversified portfolio under the 1940 Act, which means that it may invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of a single issuer. As a result, because the Portfolio is permitted greater flexibility to invest its assets in the obligations of a single issuer it is exposed to increased risk of loss if such an investment underperforms expectations. However, the Portfolio intends to limit its investments so as to comply with diversification requirements imposed by the Code, for qualification as a "regulated investment company." The Portfolio spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, the Portfolio will experience price volatility, the extent of which will be affected by the types of securities and techniques the Portfolio uses. The Adviser may use various investment techniques to hedge risks, including derivatives, but there is no guarantee that these strategies will work as intended.

Certain investment strategies and practices which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, United States Government securities, hybrid instruments, illiquid securities, foreign securities, securities loans, borrowings, payment-in-kind bonds, passive foreign investment companies, derivatives, convertible securities, zero coupon bonds, investment grade and lower quality fixed income securities, mortgage-backed securities, forward commitments, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, floaters, inverse floaters, foreign currency transactions, loan participations, repurchase agreements, structured notes, and swaps) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

The investment objective of the EQ/Putnam Growth & Income Value Portfolio is capital growth. Current income is a secondary objective. The Adviser intends to invest primarily in common stocks that offer potential for capital growth and may, consistent with the Portfolio's investment objective, invest in common stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks and convertible securities (which include both debt securities and preferred stocks). The types of securities held by the Portfolio may vary from time to time in light of the Portfolio's investment objective, changes in interest rates, and economic and other factors. In analyzing companies for investment, the Adviser will seek to identify companies whose securities are significantly undervalued in relation to their underlying asset values or earnings potential.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio


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may invest without limit in debt securities or preferred stocks, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

In addition, the Portfolio may also invest a portion of its assets in United States Government securities and high-quality United States and foreign dollar-denominated money market securities (i.e., within the two highest rating categories assigned by a NRSRO) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.

The Portfolio may also invest in investment grade debt securities and may invest a portion of its total assets in debt securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, convertible securities, borrowings, repurchase agreements, illiquid securities, forward commitments, zero-coupon bonds, derivatives, United States Government securities, foreign currency transactions, passive foreign investment companies, payment-in-kind bonds, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

The investment objective of the EQ/Putnam Investors Growth Portfolio is long-term growth of capital and any increased income that results from this growth. The Adviser intends to invest primarily in common stocks in view of the Adviser's belief that equity ownership affords the best opportunity for capital growth over the long term. The Portfolio may also purchase convertible bonds, convertible preferred stocks, preferred stocks and debt securities if the Adviser believes that they will help to achieve the Portfolio's objective. In addition, the Portfolio may hold a portion of its assets in cash or money market instruments.

In analyzing potential investments, the Adviser considers three main factors:
(i) the general outlook of the economy; (ii) a study of various industries to determine those with the best possibilities for long-term growth; and (iii) a detailed study of what appears to be the most promising individual companies. In evaluating individual companies, the Adviser gives more weight to growth potential characteristics than to dividend income. In particular, the Adviser believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position may be more profitable in the long run than seeking current dividend income.

Although the Portfolio's investments are not limited to any particular type of company, the Adviser currently expects that the Portfolio will invest a substantial portion of its assets in common stocks of companies with equity market capitalizations of more than $1 billion. The Portfolio may also invest in small to medium-sized companies having a proprietary product or profitable market niche and the potential to grow very rapidly. The Adviser believes that such small to medium-sized companies may present greater opportunities for capital appreciation because of their high potential earnings growth, but also may involve greater risk.


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At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest, without limit, in debt securities, preferred stocks, United States government and agency obligations, cash or money market instruments, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and entering into foreign currency exchange contracts.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, borrowings, futures contracts, foreign securities, foreign currency transactions, securities loans, illiquid securities, derivatives, repurchase agreements, and forward commitments) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

The investment objective of the EQ/Putnam International Equity Portfolio is capital appreciation. The Portfolio is designed for investors seeking capital appreciation primarily through a diversified portfolio of equity securities of companies organized under the laws of a country other than the United States. Such equity securities normally will include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Adviser believes that purchasing them would help to achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments. The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts.

Under normal circumstances the Portfolio will invest at least 65% of its assets in issuers located in at least three different countries outside the United States. The Portfolio will consider an issuer to be located outside the United States if the issuer is organized under the laws of a country outside the United States. The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in securities of issuers in emerging markets generally involves more risks than investing in securities of issuers in developed markets.

The Adviser believes that the securities markets of many countries move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of securities of issuers located in different foreign countries, the Adviser attempts to reduce the risks associated with being invested in the securities of issuers within the economy of only one country. Countries that the Adviser believes offer attractive opportunities for investment may change from time to time.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed by the Adviser to be in a relatively strong growth trend or it may invest in companies that are not expected to experience significant further growth but whose market value per share is considered by the Adviser to be undervalued. The Portfolio also may invest in small and relatively less well-known companies that meet these characteristics.

At times, the Adviser may believe that conditions in the international securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders.


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At such times, the Portfolio may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in United States markets and in cash and money market instruments. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, borrowings, derivatives, repurchase agreements, futures contracts, foreign securities, forward commitments, foreign currency transactions, securities loans, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.


INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, each of the Portfolios, for example, may purchase and sell call and put options (except for Lazard Small Cap Value Portfolio and MFS Research Portfolio), engage in transactions in futures contracts and related options (except for Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio), and engage in forward foreign currency exchange transactions (except for BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and MFS Research Portfolio). They may also enter into repurchase agreements and borrow funds under certain limited circumstances. In addition, each Portfolio may engage in other types of investment strategies as described below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument. Certain investment strategies and instruments and the risks related to them are summarized below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, MFS Emerging Growth Companies Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may invest in asset-backed securities. These asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BORROWINGS. The Portfolios may borrow money from banks or other lenders as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Portfolio's investment objective and program. Such borrowings would be subject to interest costs which may or may not be recovered by appreciation of securities purchased. Borrowings for the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, Merrill Lynch Basic Value Equity Portfolio, Merrill Lynch World Strategy Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may not exceed 33 1/3% of each Portfolio's total assets. The Lazard Large Cap Value Portfolio may borrow for leveraging purposes (in order to increase its investment in portfolio securities) to the extent that the amount so borrowed does not exceed 33 1/3% of the Portfolio's total assets. Leveraging exaggerates the effect on net asset value of any increase or decrease in market value of the


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Lazard Large Cap Value Portfolio's investment. The Lazard Large Cap Value
Portfolio may also borrow up to 10% of its total assets for temporary or emergency purposes. Borrowing for the Lazard Small Cap Value Portfolio may not exceed 15% of its total assets for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of the value of the Portfolio's total assets). Borrowings for the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam International Equity Portfolio may not exceed 10% of each Portfolio's total assets. Each Portfolio may pledge its assets to secure these permissible borrowings. No Portfolio, except the Lazard Large Cap Value Portfolio, may purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a borrowing. Further information concerning each Portfolio's fundamental policy with respect to borrowings is provided in the Statement of Additional Information.

CONVERTIBLE SECURITIES. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES. Each Portfolio (except the MFS Research Portfolio) may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, collateralized mortgage obligations, floaters, futures, hybrid instruments, inverse floaters, mortgage-backed securities, options, stripped mortgage-backed securities, structured notes, and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section or the Statement of Additional Information.

FLOATERS AND INVERSE FLOATERS. The Lazard Large Cap Value Portfolio, the Lazard Small Cap Value Portfolio and Morgan Stanley Emerging Markets Equity Portfolio each may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities".

In addition, the Morgan Stanley Emerging Markets Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate ("LIBOR"). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN SECURITIES. Foreign investments involve certain risks that are not present in domestic securities. Because each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index


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Portfolio and Lazard Small Cap Value Portfolio) may purchase securities denominated in foreign currencies, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign governments or central banks, by currency controls or political developments in the United States or abroad. For example, significant uncertainty surrounds the proposed introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, Southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.


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In addition, investment in foreign securities may also include the risk of expropriation by a foreign government.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Certain Portfolios may invest in the following types of foreign securities or engage in the following types of transactions related to foreign securities.

BRADY BONDS. The JPM Core Bond Portfolio, MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio each may invest in "Brady Bonds," which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are United States dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to that Portfolio.

DEPOSITARY RECEIPTS. Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and Lazard Small Cap Value Portfolio) may purchase depositary receipts, which are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs and GDRs and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly above.

FOREIGN CURRENCY TRANSACTIONS. Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and Lazard Small Cap Value Portfolio) may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and MFS Research Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT


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Small Company Index Portfolio, Lazard Large Cap Value Portfolio, Lazard Small
Cap Value Portfolio, and MFS Research Portfolio) may also purchase and sell foreign currency futures contracts and may purchase and sell exchange traded call and put options on foreign currency futures contracts and on foreign currencies. The BT International Equity Index Portfolio, JPM Core Bond Portfolio, Merrill Lynch World Strategy Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio, and the EQ/Putnam International Equity Portfolio may utilize over-the-counter ("OTC") options on foreign currency transactions. The Merrill Lynch World Strategy Portfolio will engage in OTC options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the OTC market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. Each of the Portfolios (except the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, Lazard Small Cap Value Portfolio, and MFS Research Portfolio) may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

FORWARD COMMITMENTS. Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

HYBRID INSTRUMENTS. The Morgan Stanley Emerging Markets Equity Portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

ILLIQUID SECURITIES. The Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio each may invest up to 10% of its assets and each of the other Portfolios may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including nonnegotiable time



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deposits, certain restricted securities not deemed by the Trust's Board of
Trustees to be liquid, and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined by the Board of Trustees to be liquid, will not be considered by the Adviser to be illiquid or not readily marketable and, therefore, are not subject to the 10% or 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. Each Portfolio may invest in or hold a portion of its total assets in investment grade or, except as noted below, lower quality fixed income securities. The BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and Merrill Lynch Basic Value Equity Portfolio each may only invest in securities that are rated investment grade or higher, and will, in an orderly manner, dispose of fixed income securities that fall below investment grade. Investment grade securities are securities rated Baa or higher by Moody's or BBB or higher by S&P or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. Lower quality fixed income securities are securities that are rated in the lower categories by NRSROs (i.e., Ba or lower by Moody's and BB or lower by S&P) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

LOAN PARTICIPATIONS. The JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, MFS Emerging Growth Companies Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may invest a portion of each of their assets in loan participations and other direct indebtedness. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The MFS Emerging Growth Companies Portfolio may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by a company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


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MORTGAGES AND MORTGAGE-RELATED SECURITIES. The BT Equity 500 Index Portfolio,
BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.


The JPM Core Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Portfolio will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses.

MUNICIPAL SECURITIES. The JPM Core Bond Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may invest in municipal securities ("municipals"), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. Each Portfolio (except the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio and MFS Research Portfolio) may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. Each Portfolio (except the Lazard Small Cap Value Portfolio and MFS Research Portfolio) may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an


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asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. Each Portfolio that is permitted to invest in futures contracts and related options may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets. No Portfolio will commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options may not exceed 25% of its total assets. The BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and BT International Equity Index Portfolio each may not at any time commit more than 20% of its net assets to options and futures contracts. The Merrill Lynch Basic Value Equity Portfolio will not write covered call options on underlying securities exceeding 15% of the value of its total assets. The MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio will not enter a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio's total assets. The JPM Core Bond Portfolio, Merrill Lynch World Strategy Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, EQ/ Putnam Growth & Income Portfolio, EQ/Putnam Investors Growth Portfolio, and EQ/Putnam International Equity Portfolio the may utilize OTC put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as "cover" for such options, may be considered illiquid securities.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an OTC option and the resulting inability to close a futures position or OTC option prior to its maturity date.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Morgan Stanley Emerging Markets Equity Portfolio and EQ/Putnam International Equity Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in passive foreign investment companies also involve the risk of foreign securities, as described above.

PAYMENT-IN-KIND BONDS. The JPM Core Bond Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and EQ/Putnam Growth & Income Value Portfolio may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest


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payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

REVERSE REPURCHASE AGREEMENTS. The BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, JPM Core Bond Portfolio, Lazard Large Cap Value Portfolio, and Morgan Stanley Emerging Markets Equity Portfolio may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Borrowing" for more information concerning restrictions on borrowing by each Portfolio.

SECURITIES LOANS. The JPM Core Bond Portfolio, MFS Research Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may each seek to earn additional income by making secured loans of portfolio securities with a value up to 33 1/3% of their respective total assets. The BT Equity 500 Index Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and MFS Emerging Growth Companies Portfolio may lend portfolio securities in an amount up to 30% of their respective total assets. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam International Equity Portfolio may lend portfolio securities in an amount up to 25% of their respective total assets. The Merrill Lynch Basic Value Equity Portfolio and Merrill Lynch World Strategy Portfolio may each lend portfolio securities in an amount up to 20% of their respective total assets. The Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio may each lend portfolio securities in an amount up to 10% of their respective total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high-grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Further information concerning each Portfolio's fundamental policy with respect to loans is provided in the Statement of Additional Information.

SHORT SALES AGAINST THE BOX. The Morgan Stanley Emerging Markets Equity Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio


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owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Each Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which a Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

SMALL COMPANY SECURITIES. The BT Small Company Index Portfolio, Lazard Small Cap Value Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, and EQ/Putnam International Equity Portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. The Morgan Stanley Emerging Markets Equity Portfolio may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. The BT International Equity Index Portfolio, the JPM Core Bond Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio may each invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, United States Government securities, or high grade debt obligations. No Portfolio will enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques


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and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

UNITED STATES GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., the Tennessee Valley Authority).

WARRANTS. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

ZERO-COUPON BONDS. The JPM Core Bond Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and EQ/Putnam Growth & Income Value Portfolio may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to investors in such instruments. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each new Portfolio's turnover rate is not expected to exceed 100% during its first year of operation. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and increases realized gains and losses. See "Financial Highlights" above for actual portfolio turnover rates of the Portfolios through December 31, 1997, and also see "Dividends, Distributions and Taxes" below.


MANAGEMENT OF THE TRUST


THE BOARD OF TRUSTEES

The Board of Trustees of the Trust provides broad supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-Laws.


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THE MANAGER

The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). It is located at 1290 Avenue of the Americas, New York, New York 10104. Besides its activities with respect to the Trust, the Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other business entities. The Manager is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life, a New York stock life insurance company.

The Manager is responsible for providing general management services to the Trust and in the exercise of such responsibility selects, subject to review and approval by the Trustees, the investment advisers for the Trust's Portfolios and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager is responsible for providing the Trust with office space, office equipment, and personnel necessary to operate the Trust's business, and also supervises the provision of services by third parties such as the Trust's custodian and administrator.

As compensation for managing the BT Equity 500 Index and BT Small Company Index Portfolios, the Trust pays the Manager a monthly fee at the annual rate of .25% of the respective Portfolio's average daily net assets. As compensation for managing the BT International Equity Index Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .35% of the Portfolio's average daily net assets. As compensation for managing the JPM Core Bond Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .45% of the Portfolio's average daily net assets. As compensation for managing the Lazard Large Cap Value Portfolio, Merrill Lynch Basic Value Equity Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, EQ/Putnam Growth & Income Value Portfolio, and EQ/Putnam Investors Growth Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the respective Portfolio's average daily net assets. As compensation for managing the Lazard Small Cap Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .80% of the Portfolio's average daily net assets. As compensation for managing the Merrill Lynch World Strategy Portfolio and EQ/Putnam International Equity Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .70% of the respective Portfolio's average daily net assets. As compensation for managing the Morgan Stanley Emerging Markets Equity Portfolio, the Trust pays the Manager a monthly fee at the annual rate of 1.15% of the Portfolio's average daily net assets.

The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contract owners; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class IB shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of its shares.

THE ADVISERS

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the


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                                       29
                                                               EQ Advisors Trust
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Portfolio, places all orders for the purchase and sale of investments for the
Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of the Portfolio that it advises. Monthly, with respect to each Portfolio, each Adviser is paid the pro rata portion of an annual fee, based on the monthly average of the assets of the Portfolio for which it serves as the Adviser. The Manager will retain, as compensation for the services described under "The Manager" and to pay its expenses, the difference between the fees paid to each Adviser and the management fee of the applicable Portfolio. Each Adviser has agreed that once the Portfolio has paid the Manager its management fee the Adviser will look only to the Manager as the party responsible for making the payment of its advisory fee.

The Advisers are employed for management of the assets of a Portfolio pursuant to investment advisory agreements approved by the Board of Trustees of the Trust (including a majority of certain Trustees who are not interested persons of the Trust or the Manager), and an Adviser's services may be terminated at any time by the Manager, the Board of Trustees, or the shareholders of an affected Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

Bankers Trust Company ("Bankers Trust") has been the Adviser to the BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and BT International Equity Index Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the BT Equity 500 Index Portfolio and the BT Small Company Index Portfolio, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .05% of the respective Portfolio's average daily net assets. As compensation for services as the Adviser to the BT International Equity Index Portfolio, the Manager pays Bankers Trust a monthly fee of an annual rate equal to .15% of the Portfolio's average daily net assets.

Bankers Trust is a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $317.8 billion in assets under management, as of December 31, 1997.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") has been the Adviser to the JPM Core Bond Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the JPM Core Bond Portfolio, the Manager pays J.P. Morgan a monthly fee at an annual rate equal to: .30% of the Portfolio's average daily net assets up to and including $125 million; .25% of the Portfolio's average daily net assets over $125 million and up to and including $200 million; .22% of the Portfolio's average daily net assets over $200 million and up to and including $350 million; and .15% of the Portfolio's average daily net assets in excess of $350 million.

J.P. Morgan is a Delaware corporation and a registered investment adviser. It is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("JPM & Co."), a bank holding company organized under the laws of the state of Delaware. JPM & Co. through J.P. Morgan and other subsidiaries, offers a wide range of


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EQ Advisors Trust
services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management as of December 31, 1997 of over $255 billion. In particular, J.P. Morgan, 522 Fifth Avenue, New York, New York 10036, provides investment management services to public, corporate and union employee benefit plans, as well as foundations, endowments, insurance companies, state and local governments and their agencies, and affiliates of J.P. Morgan.

J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. For fixed income portfolios, this process focuses on the systematic analysis of real interest rates, sector diversification and quantitative and credit analysis. The portfolio managers making investments work in conjunction with fixed income, credit, capital markets and economic research analysts, as well as traders and administrative officers. The following persons have been primarily responsible for the day-to-day management and implementation of J.P. Morgan's process for the Portfolio, since the Portfolio commenced operations: Paul L. Zemsky and Robert J. Teatom. Mr. Zemsky is a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques. Mr. Zemsky joined J.P. Morgan in 1985. Robert J. Teatom is a Managing Director of J.P. Morgan and Co-head of its U.S. Fixed Income Group. Mr. Teatom joined J.P. Morgan in 1975.

Lazard Asset Management ("LAM") has been the Adviser to the Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the Lazard Large Cap Value Portfolio, the Manager pays LAM a monthly fee at an annual rate equal to: .425% of the Portfolio's average daily net assets up to and including $50 million; .40% of the Portfolio's average daily net assets over $50 million and up to and including $250 million; .375% of the Portfolio's average daily net assets over $250 million and up to and including $400 million; and .35% of the Portfolio's average daily net assets in excess of $400 million. As compensation for services as the Adviser to the Lazard Small Cap Value Portfolio, the Manager pays LAM a monthly fee at an annual rate equal to: .65% of the Portfolio's average daily net assets up to and including $250 million;
 .55% of the Portfolio's average daily net assets over $250 million and up to and including $500 million; and .50% of the Portfolio's average daily net assets in excess of $500 million.

LAM is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres, 30 Rockefeller Plaza, New York, New York 10112, provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. LAM and its affiliates provide investment management services to client discretionary accounts with assets as of December 31, 1997 totaling approximately $53.0 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to the Portfolios.

Herbert W. Gullquist and Michael S. Rome have been responsible for the day to day management of the Lazard Large Cap Value Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Eileen Alexanderson, Herbert W. Gullquist, Bradley Purcell, Michael S. Rome and Leonard M. Wilson have been responsible for the day to day management of the Lazard Small Cap Value Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Ms. Alexanderson is a Managing Director of the Adviser and has been with the Adviser since 1979. Mr. Gullquist is a Managing Director of the Adviser and has been with the Adviser since 1982. Mr. Purcell is a Vice President of the Adviser and has been with the Adviser since 1991. Mr. Rome is also a Managing Director of the Adviser and has been with the Adviser since 1991. Mr. Wilson is a Director of the Adviser and has been with the Adviser since 1988.

Merrill Lynch Asset Management, L.P. ("MLAM") has been the Adviser to the Merrill Lynch World Strategy Portfolio and the Merrill Lynch Basic Value Equity Portfolio since each Portfolio commenced operations. MLAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08543-9011. As compensation for services as the Merrill Lynch World Strategy Portfolio's Adviser, the Manager pays MLAM a monthly fee at an annual rate equal to: .50% of the Portfolio's average daily net assets up to and


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                                       31
                                                               EQ Advisors Trust
including $100 million; .45% of the Portfolio's average daily net assets over $100 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million. As compensation for services as the Merrill Lynch Basic Value Equity Portfolio's Adviser, the Manager pays MLAM a monthly fee at an annual rate equal to: .40% of the Portfolio's average daily net assets up to and including $100 million; .375% of the Portfolio's average daily net assets over $100 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million.

MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The general partner of MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of December 31, 1997, the Adviser and its affiliates had a total of approximately $278 billion in investment company and other portfolio assets under management, including assets of certain affiliates of MLAM.

Thomas R. Robinson is the portfolio manager of the Merrill Lynch World Strategy Portfolio. Mr. Robinson has served as a Senior Portfolio Manager of MLAM since 1995. Mr. Robinson has been primarily responsible for the day to day management of the Portfolio's securities portfolio since it commenced operations. Kevin Rendino is the portfolio manager of the Merrill Lynch Basic Value Equity Portfolio. Mr. Rendino has been a Vice President of MLAM since 1993 and was a Senior Research Analyst of MLAM from 1990 to 1992. Mr. Rendino has been primarily responsible for the day to day management of the Portfolio's securities portfolio since it commenced operations.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Research Portfolio and the MFS Emerging Growth Companies Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to each of those Portfolios, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the respective Portfolio's average daily net assets up to and including $150 million; .375% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million.

MFS is America's oldest mutual fund organization. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings, Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. The portfolio securities of the MFS Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The assets of the MFS Research Portfolio are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objectives of the MFS Research Portfolio within their assigned industry responsibility. Since it commenced operations the MFS Emerging Growth Companies Portfolio has been managed by John W. Ballen, an Executive Vice President of MFS, who has been employed by the Adviser as a portfolio manager since 1984, and Toni Y. Shimura, a Vice President of MFS, who has been employed as a portfolio manager by the Adviser since 1987.

Morgan Stanley Asset Management Inc. ("MSAM") has been the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio since the Portfolio commenced operations. MSAM is located at 1221 Avenue of the Americas, New York, NY 10020. As compensation for services as the Portfolio's Adviser, the Manager pays MSAM a monthly fee at an annual rate equal to: 1.15% of the Portfolio's average daily net assets up to and including $100 million; .90% of the Portfolio's average daily net assets over $100 million and up to and including $150 million; .80% of the Portfolio's average daily net assets over $150 million and up to and including $200 million; .60% of the Portfolio's average daily net assets over $200 million and up to and including $500 million; and .40% of the Portfolio's average daily net assets in excess of $500 million.


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EQ Advisors Trust

MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. As of December 31, 1997, MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care. In 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. completed a merger to form Morgan Stanley, Dean Witter & Co., a preeminent financial services company that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

Madhav Dhar has been responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Mr. Dhar is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Mr. Dhar joined MSAM in 1984. Mr. Robert Meyer is also responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio. Mr. Meyer joined MSAM in 1989, is a Managing Director of MSAM and Morgan Stanley and has primary responsibility for MSAM's equity investments in Latin America. Prior to joining MSAM's Latin American Group, Mr. Meyer worked in MSAM's U.S. Equity Group.

Putnam Investment Management, Inc. ("Putnam Management") has been the Adviser to the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio and EQ/Putnam Investors Growth Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam Investors Growth Portfolio, the Manager pays Putnam Management a monthly fee at an annual rate equal to: .50% of the respective Portfolio's average daily net assets up to and including $150 million; .45% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million. As compensation for services as the EQ/Putnam International Equity Portfolio's Adviser, the Manager pays Putnam Management a monthly fee at the annual rate equal to: .65% of the Portfolio's average daily net assets up to and including $150 million; .55% of the Portfolio's average daily net assets over $150 million and up to and including $300 million; and .45% of the Portfolio's average daily net assets in excess of $300 million.

Putnam Management has been managing mutual funds since 1937. Putnam Management is located at One Post Office Square, Boston, MA 02109. As of December 31, 1997, Putnam Management and its affiliates managed more than $235 billion of assets. Putnam Management is a subsidiary of Putnam Investments, Inc. which, other than a minority of shares owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Anthony I. Kreisel has been responsible for the day to day management of the EQ/Putnam Growth & Income Value Portfolio since the Portfolio commenced operations, which includes investment decisions made on behalf of the Portfolio. Mr. Kreisel has been employed by Putnam Management as an investment professional since 1986. Justin Scott is responsible for the day to day management of the EQ/Putnam International Equity Portfolio, which includes investment decisions made on behalf of the Portfolio. Mr. Scott has been employed by Putnam Management as an investment professional since 1988. Ms. C. Beth Cotner and Messrs. Richard England, Manuel Weiss Herrero and David J. Santos are responsible for the day to day management of the EQ/Putnam Investors Growth Portfolio, which includes investment decisions made on behalf of the Portfolio. Ms. Cotner has been employed by Putnam Management as an investment professional since 1995. Prior to 1995, Ms. Cotner was Executive Vice President of Kemper Financial Services. Mr. England has been employed by Putnam Management as an investment professional since December, 1992. Prior to December, 1992, Mr. England was an investment officer at Aetna Equity Investors. Mr. Herrero has been employed by Putnam Management as an investment professional since 1987. Mr. Santos has been employed by Putnam Management as an investment professional since 1988.

THE ADMINISTRATOR

Pursuant to an agreement ("Mutual Funds Service Agreement"), Chase Global Funds Services Company (the "Administrator") assists the Manager in the performance of its administrative responsibilities to the


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                                                               EQ Advisors Trust

Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets; .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commences operation after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.


THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.


EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreements"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to: .30% of the average daily net assets of the BT Equity 500 Index Portfolio; .35% of the average daily net assets of the BT Small Company Index Portfolio; .55% of the respective average daily net assets of the BT International Equity Index and the JPM Core Bond Portfolios; .60% of the respective average daily net assets of the Merrill Lynch Basic Value Equity, MFS Research, MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, and EQ/Putnam Investors Growth Portfolios; .65% of the average daily net assets of the Lazard Large Cap Value Portfolio; .95% of the respective average daily net assets of the Lazard Small Cap Value, Merrill Lynch World Strategy and EQ/Putnam International Equity Portfolios; and 1.50% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets.

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.


TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable Life acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment


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EQ Advisors Trust
banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. Bankers Trust, the Adviser to BT Equity 500 Index Portfolio, BT Small Company Index Portfolio and BT International Equity Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust. J.P. Morgan, the Adviser to the JPM Core Bond Portfolio, may execute portfolio transactions through certain affiliates of J.P. Morgan. LAM, the Adviser to the Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio, may execute portfolio transactions through certain affiliates of LAM. MLAM, the Adviser to the Merrill Lynch Basic Value Equity Portfolio and Merrill Lynch World Strategy Portfolio, may execute portfolio transactions through certain of the Adviser's affiliates. MSAM, the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio may execute portfolio transactions through certain affiliates.

The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust does not consider broker-dealer affiliates of an Adviser to one Portfolio to be an affiliate of the Advisers to the other Portfolios for which such Adviser does not provide investment advice. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. In addition, the Trust will adhere to
Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.


YEAR 2000

Like other mutual funds, the Trust and the service providers for the Trust and each of its Portfolios rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999 because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its Portfolios.


DESCRIPTION OF THE TRUST AND TRUST'S SHARES


THE TRUST

The Trust is a registered open-end management investment company that was organized as a Delaware business trust on October 31, 1996. The Trust currently is divided into 18 portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional portfolios and additional classes of shares.


CHARACTERISTICS OF TRUST'S SHARES

The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest, without par value. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled


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                                                               EQ Advisors Trust
to vote. Shareholders of each Portfolio shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Amended and Restated Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management or advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act.

As of March 31, 1998, Equitable Life owned 100% of the outstanding shares of the Trust.


PURCHASE AND REDEMPTION OF SHARES

EQ Financial, 1290 Avenue of the Americas, New York, New York, 10104, formerly Equico Securities, Inc., a wholly-owned subsidiary of Equitable, serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. EDI, 1290 Avenue of the Americas, New York, New York, 10104, a Delaware corporation and an indirect wholly-owned subsidiary of Equitable Life also serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. Class IB shares are offered and redeemed without a sales charge, at net asset value. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in or redeeming from the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on national business holidays.

The Trust also has distribution agreements for its Class IA shares with EQ Financial and EDI pursuant to which each of them acts as the Distributor for the Class IA shares of the Trust.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.


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                                       36
EQ Advisors Trust

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under terms of the Distribution Plan and the Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributors which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.


The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares;
(d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.


All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


HOW ASSETS ARE VALUED


Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:


   o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.


   o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into United States dollars at the bid price last quoted by a composite list of major United States banks.


   o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.


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                                       37
                                                               EQ Advisors Trust

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.


DIVIDENDS, DISTRIBUTIONS AND TAXES


Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.


Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is, nevertheless, incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio.


In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Code, each Portfolio will also comply with the investment diversification requirements of Subchapter L of the Code. Should any Portfolio fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the Administrator and the Manager.


Certain additional tax information appears in the Statement of Additional Information.


For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those Contracts.


PERFORMANCE INFORMATION


From time to time, the Trust may advertise the "average annual or cumulative total return" and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Contracts. Performance figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.


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                                       38
EQ Advisors Trust

The total return on Class IB shares of each Portfolio for the period from May 1, 1997 (unless otherwise noted) to December 31, 1997 was as follows:




                              PORTFOLIO                                 TOTAL RETURN*
--------------------------------------------------------------------   --------------
       Merrill Lynch Basic Value Equity Portfolio ..................        16.99%
       Merrill Lynch World Strategy Portfolio ......................         4.70%
       MFS Research Portfolio ......................................        16.07%
       MFS Emerging Growth Companies Portfolio .....................        22.42%
       Morgan Stanley Emerging Markets Equity Portfolio** ..........       (20.16%)
       EQ/Putnam Growth & Income Value Portfolio ...................        16.23%
       EQ/Putnam Investors Growth Portfolio ........................        24.70%
       EQ/Putnam International Equity Portfolio ....................         9.58%

----------
*     The total return is not annualized.

**    For the period from August 20, 1997 (inception) to December 31, 1997.


Total return information is not provided for the BT Equity 500 Index, BT Small Company Index, BT International Equity Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios because they had no operations as of December 31, 1997 except for the issuance of Class IB shares. In addition, total return information is not provided for Class IA shares of the Trust as no Class IA shares were issued as of December 31, 1997.

The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period. Such performance does not reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.

PRIOR PERFORMANCE OF EACH ADVISER

The following tables provide information concerning the historical performance of another registered investment company (or series) or other institutional private account managed by each Adviser, that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser.

Each Adviser's performance data shown below for other registered investment companies or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities. Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR") retroactively applied to all time periods. All returns present were calculated on a total return basis and include all losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the relevant Adviser's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Composite includes all discretionary institutional private accounts managed by the relevant Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.


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                                       39
                                                               EQ Advisors Trust

BT EQUITY 500 INDEX PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e., Equity 500 Index Fund, a series of BT Institutional Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Equity 500 Index Portfolio. However, the BT Equity 500 Index Portfolio will be subject to higher expenses than the Equity 500 Index Fund. In addition, holders of variable insurance contracts representing interests in the BT Equity 500 Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Equity 500 Index Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Equity 500 Index Portfolio or an individual investor investing in the BT Equity 500 Index Portfolio.




                                  EQUITY 500     S&P 500 COMPOSITE
YEAR ENDED 12/31/97              INDEX FUND1       STOCK INDEX2
-----------------------------   -------------   ------------------
   One Year3 ................        33.23%            33.36%
   Since inception3 .........        20.17%            20.27%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for shares of the Equity 500 Index Fund of the BT
  Institutional Funds. The inception date for the Equity 500 Index Fund--Institutional Class was December 31, 1992.


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                                       40
EQ Advisors Trust

BT SMALL COMPANY INDEX PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Small Cap Index Fund -- Institutional Class, a series of BT Advisor Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Small Company Index Portfolio. However, the BT Small Company Index Portfolio will be subject to higher expenses than the Small Cap Index Fund -- Institutional Class. In addition, holders of variable insurance contracts representing interests in the BT Small Company Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Small Cap Index Fund -- Institutional Class presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Small Company Index Portfolio or an individual investor investing in the BT Small Company Index Portfolio.




                                 SMALL CAP INDEX FUND--
YEAR ENDED 12/31/97               INSTITUTIONAL CLASS1     RUSSELL 2000 INDEX2
-----------------------------   -----------------------   --------------------
   One Year3 ................             23.00%                  22.36%
   Since inception3 .........             22.34%                  23.28%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.

3 Annualized performance for shares of the Small Cap Index Fund. The inception date for the Small Cap Index Fund -- Institutional Class was July 10, 1996.


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                                       41
                                                               EQ Advisors Trust

BT INTERNATIONAL EQUITY INDEX PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., EAFE (Registered Tracemark) Equity Index Fund -- Institutional Class, a series of BT Advisor Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT International Equity Index Portfolio. However, the BT International Equity Index Portfolio will be subject to higher expenses than the EAFE (Registered Tracemark) Equity Index Fund -- Institutional Class. In addition, holders of variable insurance contracts representing interests in the BT International Equity Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the EAFE (Registered Tracemark) Equity Index Fund -- Institutional Class presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT International Equity Index Portfolio or an individual investor investing in the BT International Equity Index Portfolio.




                                 EAFE (Registered Trademark)  EQUITY INDEX FUND--
YEAR ENDED 12/31/97                            INSTITUTIONAL CLASS1                  MSCI EAFE INDEX2
-----------------------------   -------------------------------------------------   -----------------
   One Year3 ................                          2.11%                               1.78%
   Since inception3 .........                          4.79%                               4.70%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or operating expenses. The index does not include fees or operating expenses and is not available for actual investment.

3 Annualized performance for shares of the EAFE Equity Index Fund. The inception date for the EAFE Equity Index Fund -- Institutional Class was January 24, 1996.


--------------------------------------------------------------------------------
                                       42
EQ Advisors Trust

JPM CORE BOND PORTFOLIO


In the table below, the institutional private accounts that are included in the Adviser's composite are not subject to the same types of expenses to which the JPM Core Bond Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the JPM Core Bond Portfolio by the 1940 Act or Subchapter M of the Code. In fact, the expenses of the JPM Core Bond Portfolio are higher than those of the accounts included in the Advisor's composite. Consequently, the performance results for the composite could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws. Moreover, holders of variable insurance contracts representing interests in the JPM Core Bond Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related charges.


The investment results presented below are not intended to predict or suggest the returns that might be experienced by the JPM Core Bond Portfolio or an individual investing in such Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.




                                                        SALOMON BROTHERS
                           J.P. MORGAN ACTIVE FIXED     BROAD INVESTMENT
YEAR ENDED 12/31/97            INCOME COMPOSITE1        GRADE BOND INDEX2
-----------------------   --------------------------   ------------------
   One Year ...........               9.25%                    9.62%
   Five Years .........               7.97%                    7.53%
   Ten Years ..........               9.63%                    9.23%

----------
1 Through December 31, 1997. The inception date for the J.P. Morgan Active
  Fixed Income Composite was May 31, 1977.

2 The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged, market-weighted index which contains approximately 4,700 individually priced investment grade bonds. The index does not include fees or operating expenses and is not available for actual investment.


--------------------------------------------------------------------------------
                                       43
                                                               EQ Advisors Trust

LAZARD LARGE CAP VALUE PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e. the Lazard Equity Portfolio, a series of The Lazard Funds, Inc., which is managed by Lazard Asset Management, and whose investment policies are substantially similar to the Lazard Large Cap Value Portfolio. However, the Lazard Equity Portfolio will be subject to higher expenses than the Lazard Large Cap Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Lazard Large Cap Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Lazard Equity Portfolio presented below are unaudited and are not intended to predict or suggest the future returns that might be experienced by the Lazard Large Cap Value Portfolio or an individual investor investing in the Lazard Large Cap Value Portfolio.




                                                          S&P 500
YEAR ENDED 12/31/97         LAZARD EQUITY PORTFOLIO1       INDEX2
------------------------   --------------------------   -----------
   One Year3 ...........              25.13%                33.36%
   Five Years3 .........              20.63%                20.27%
   Ten Years3 ..........              17.14%                18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3  Annualized performance for shares of the Lazard Equity Portfolio.

--------------------------------------------------------------------------------
                                       44
EQ Advisors Trust

LAZARD SMALL CAP VALUE PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Lazard Small Cap Portfolio, a series of The Lazard Funds, Inc., which is managed by Lazard Asset Management, and whose investment policies are substantially similar to the Lazard Small Cap Value Portfolio. However, the Lazard Small Cap Portfolio will be subject to higher expenses than the Lazard Small Cap Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Lazard Small Cap Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of the Lazard Small Cap Portfolio presented below are unaudited and are not intended to predict or suggest the future returns that might be experienced by the Lazard Small Cap Value Portfolio or an individual investor investing in the Lazard Small Cap Value Portfolio.




                                 LAZARD SMALL CAP       RUSSELL
YEAR ENDED 12/31/97                 PORTFOLIO1        2000 INDEX2
-----------------------------   ------------------   ------------
   One Year3 ................          28.06%            22.36%
   Five Years3 ..............          20.68%            16.40%
   Since inception3 .........          21.57%            16.80%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2,000 small-cap stocks, and includes reinvestment of dividends. It is compiled by the Frank Russell Company.

3 Annualized performance for shares of the Lazard Small Cap Portfolio. The inception date for Lazard Small Cap Portfolio was October 1, 1991.


--------------------------------------------------------------------------------
                                       45
                                                               EQ Advisors Trust

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Merrill Lynch Basic Value Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., which is managed by Merrill Lynch Asset Management, L.P., and whose investment policies are substantially similar to the Merrill Lynch Basic Value Equity Portfolio. However, the Merrill Lynch Basic Value Focus Fund will be subject to different expenses than the Merrill Lynch Basic Value Equity Portfolio. In addition, holders of variable insurance contracts representing interests in the Merrill Lynch Basic Value Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Merrill Lynch Basic Value Focus Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Merrill Lynch Basic Value Equity Portfolio or an individual investor investing in the Merrill Lynch Basic Value Equity Portfolio.




                                 MERRILL LYNCH VARIABLE SERIES
                                  FUNDS, INC.--MERRILL LYNCH       S&P 500
YEAR ENDED 12/31/97                 BASIC VALUE FOCUS FUND1         INDEX2
-----------------------------   ------------------------------   -----------
   One Year3 ................                20.62%                  33.36%
   Since inception3 .........                17.26%                  21.57%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for shares of the Merrill Lynch Basic Value Focus Fund. The inception date for the Merrill Lynch Basic Value Focus Fund was July 1, 1993.


--------------------------------------------------------------------------------
                                       46
EQ Advisors Trust

MERRILL LYNCH WORLD STRATEGY PORTFOLIO


In the table below, the only account which is included is a series of another registered investment company, i.e., Merrill Lynch Global Strategy Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., which is managed by Merrill Lynch Asset Management, L.P., and whose investment policies are substantially similar to the Merrill Lynch World Strategy Portfolio. However, the Merrill Lynch Global Strategy Focus Fund will be subject to different expenses than the Merrill Lynch World Strategy Portfolio. In addition, holders of variable insurance contracts representing interests in the Merrill Lynch World Strategy Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Merrill Lynch Global Strategy Focus Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Merrill Lynch World Strategy Portfolio or an individual investor investing in the Merrill Lynch World Strategy Portfolio.




                                       MERRILL LYNCH VARIABLE
                                 SERIES FUNDS, INC.--MERRILL LYNCH     MSCI EAFE
YEAR ENDED 12/31/97                 GLOBAL STRATEGY FOCUS FUND1         INDEX2
-----------------------------   -----------------------------------   ----------
   One Year3 ................                   11.94%                    1.78%
   Five Years3 ..............                   10.82%                   11.39%
   Since inception3 .........                    9.67%                    8.35%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

3 Annualized performance for shares of the Merrill Lynch Global Strategy Focus Fund. The inception date for the Merrill Lynch Global Strategy Focus Fund was February 28, 1992.


--------------------------------------------------------------------------------
                                       47
                                                               EQ Advisors Trust

MFS RESEARCH PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., MFS Research Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Research Portfolio. However, MFS Research Fund will be subject to different expenses than the MFS Research Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Research Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Research Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Research Portfolio or an individual investor investing in the MFS Research Portfolio.




                                                    S&P 500
YEAR ENDED 12/31/97         MFS RESEARCH FUND1       INDEX2
------------------------   --------------------   -----------
   One Year3 ...........           20.53%             33.36%
   Five Years3 .........           20.40%             20.27%
   Ten Years3 ..........           17.17%             18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the MFS Research Fund. The results for the MFS Research Fund do not reflect any sales charge that may be imposed on the Class A shares of the MFS Research Fund, nor any charges that would be imposed at the insurance company separate account level.


--------------------------------------------------------------------------------
                                       48
EQ Advisors Trust

MFS EMERGING GROWTH COMPANIES PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., MFS Emerging Growth Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Emerging Growth Companies Portfolio. However, MFS Emerging Growth Fund will be subject to different expenses than the MFS Emerging Growth Companies Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Emerging Growth Companies Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MFS Emerging Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Emerging Growth Companies Portfolio or an individual investor investing in the MFS Emerging Growth Companies Portfolio.




                                                          RUSSELL 2000
YEAR ENDED 12/31/97         MFS EMERGING GROWTH FUND1        INDEX2
------------------------   ---------------------------   -------------
   One Year3 ...........               19.73%                 22.36%
   Five Years3 .........               19.75%                 16.40%
   Ten Years3 ..........               21.30%                 15.77%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestments of dividends. It is compiled by the Frank Russell Company.

3 Annualized performance for the Class B shares of the MFS Emerging Growth Fund. The results for the MFS Emerging Growth Fund do not reflect sales charges that may be imposed on the Class B shares of the MFS Emerging Growth Fund, nor any charges that would be imposed at the insurance company separate account level.


--------------------------------------------------------------------------------
                                       49
                                                               EQ Advisors Trust

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO


In the table below, the only account which is included is another registered investment company, i.e., Morgan Stanley Institutional Fund, Inc. -- Emerging Markets Portfolio ("MSIF Emerging Markets Portfolio"), which is managed by the Morgan Stanley Asset Management Inc., and whose investment policies are substantially similar to the Morgan Stanley Emerging Markets Equity Portfolio. Operating expenses of the Morgan Stanley Emerging Markets Equity Portfolio will be the same as the operating expenses of the MSIF Emerging Markets Portfolio. However, holders of variable insurance contracts representing interests in the Morgan Stanley Emerging Markets Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of MSIF Emerging Markets Portfolio presented below, which represent a Class A share outstanding for the period, are unaudited and are not intended to predict or suggest the returns that might be experienced by the Morgan Stanley Emerging Markets Equity Portfolio or an individual investor investing in the Morgan Stanley Emerging Markets Equity Portfolio.




                                                          IFC GLOBAL TOTAL
                                     MSIF EMERGING        RETURN COMPOSITE
YEAR ENDED 12/31/97              MARKETS PORTFOLIO1,2          INDEX3
-----------------------------   ----------------------   -----------------
   One Year4 ................            (1.03)%               (14.42)%
   Five Years4 ..............            10.23%                  6.16%
   Since inception4 .........            10.13%                  6.93%

----------
1 In accordance with SEC regulations, the performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The expense ratio of MSIF Emerging Markets Portfolio has been capped at 1.75% since inception.

3 The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.

4 Annualized performance for the Class A shares of the MSIF Emerging Markets Portfolio. The Class B shares of the MSIF Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The inception date for the MSIF Emerging Markets Portfolio was September 25, 1992.


--------------------------------------------------------------------------------
                                       50
EQ Advisors Trust

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., the Putnam Growth & Income Fund II, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Growth & Income Value Portfolio. Putnam Growth & Income Fund II will be subject to different expenses than the EQ/Putnam Growth & Income Value Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam Growth & Income Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Putnam Growth & Income Fund II presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Growth & Income Value Portfolio or an individual investor investing in the EQ/Putnam Growth & Income Value Portfolio.




                                                                      S&P 500
YEAR ENDED 12/31/97              PUTNAM GROWTH & INCOME FUND II1       INDEX2
-----------------------------   ---------------------------------   -----------
   One Year3 ................                  24.86%                   33.36%
   Since inception3 .........                  26.54%                   31.19%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the Putnam Growth & Income Fund II. The inception date for the Putnam Growth & Income Fund II was January 5, 1995. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.


--------------------------------------------------------------------------------
                                       51
                                                               EQ Advisors Trust

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., the Putnam Investors Fund, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Investors Growth Portfolio. Putnam Investors Fund will be subject to different expenses than the EQ/Putnam Investors Growth Portfolio. In addition, holders of the variable insurance contracts representing interests in EQ/Putnam Investors Growth Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Putnam Investors Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Investors Growth Portfolio or an individual investor investing in the EQ/Putnam Investors Growth Portfolio.




                                                        S&P 500
YEAR ENDED 12/31/97         PUTNAM INVESTORS FUND1       INDEX2
------------------------   ------------------------   -----------
   One Year3 ...........             34.49%               33.36%
   Five Years3 .........             20.71%               20.27%
   Ten Years3 ..........             17.40%               18.05%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The S&P 500 Index ("S&P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S&P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3 Annualized performance for the Class A shares of the Putnam Investors Fund. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.


--------------------------------------------------------------------------------
                                       52
EQ Advisors Trust

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO


The table below sets forth performance history for another registered investment company, i.e., the Putnam International Growth Fund, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam International Equity Portfolio. Putnam International Growth Fund will be subject to different expenses than the EQ/Putnam International Equity Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam International Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.


The investment results of Putnam International Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam International Equity Portfolio or an individual investor investing in the EQ/Putnam International Equity Portfolio.




                                                                   MSCI EAFE
YEAR ENDED 12/31/97            PUTNAM INTERNATIONAL GROWTH FUND1    INDEX2
----------------------------- ----------------------------------- ----------
   One Year3 ................                 17.78%                  1.78%
   Five Years3 ..............                 17.59%                 11.39%
   Since inception3 .........                 12.43%                  6.93%

----------
1 Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.

2 The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.

3 Annualized performance the Class A shares of the Putnam International Growth Fund. The inception date of the Class A shares of the Putnam International Growth Fund was March, 1991. The Class A shares are subject to a front-end sales charge of up to 5.75%.


--------------------------------------------------------------------------------
                                       53
                                                               EQ Advisors Trust

                                  APPENDIX A

The following table summarizes the historical performance information of certain other registered investment companies or accounts that appears on pages 40 through 53 of this Prospectus. Each other registered investment company or account is managed by an Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by that Adviser. For further information regarding each of the registered investment companies and the indexes presented below, please refer to pages 4 through 18 of this Prospectus.


                          ANNUALIZED RATES OF RETURN
                        PERIOD ENDED DECEMBER 31, 1997



                                                                                                                    SINCE
FUND NAME                                                      1 YEAR            5 YEARS           10 YEARS       INCEPTION
-------------------------------------------------------   ----------------   ---------------   ---------------   ----------
  BT EQUITY 500 INDEX FUND                                     33.23%               --                --         20.17%
  S&P 500 Index                                                33.36%               --                --         20.27%
-------------------------------------------------------    ---------                --                --         -----
  BT SMALL CAP INDEX FUND                                      23.00%               --                --         22.34%
  Russell 2000 Index                                           22.36%               --                --         23.28%
-------------------------------------------------------    ---------                --                --         -----
  BT EAFE (Registered Trademark)  EQUITY INDEX FUND --
    INSTITUTIONAL CLASS                                         2.11%               --                --          4.79%
  MSCI EAFE Index                                               1.78%               --                --          4.70%
-------------------------------------------------------    ---------                --                --         -----
  J.P. MORGAN ACTIVE FIXED INCOME
    COMPOSITE                                                   9.25%             7.97%             9.63%           --
  Salomon Brothers Broad Investment Grade
    Bond Index                                                  9.62%             7.53%             9.23%           --
-------------------------------------------------------    ---------         ---------         ---------         -----
  LAZARD EQUITY PORTFOLIO                                      25.13%            20.63%            17.14%           --
  S&P 500 Index                                                33.36%            20.27%            18.05%           --
-------------------------------------------------------    ---------         ---------         ---------         -----
  LAZARD SMALL CAP PORTFOLIO                                   28.06%            20.68%               --         21.57%
  Russell 2000 Index                                           22.36%            16.40%               --         16.80%
-------------------------------------------------------    ---------         ---------         ---------         -----
  MERRILL LYNCH BASIC VALUE FOCUS FUND                         20.62%               --                --         17.26%
  S&P 500 Index                                                33.36%               --                --         21.57%
-------------------------------------------------------    ---------         ---------         ---------         -----
  MERRILL LYNCH GLOBAL STRATEGY FOCUS FUND                     11.94%            10.82%               --          9.67%
  MSCI EAFE Index                                               1.78%            11.39%               --          8.35%
-------------------------------------------------------    ---------         ---------         ---------         -----
  MFS RESEARCH FUND                                            20.53%            20.40%            17.17%           --
  S&P 500 Index                                                33.36%            20.27%            18.05%           --
-------------------------------------------------------    ---------         ---------         ---------         -----
  MFS EMERGING GROWTH FUND                                     19.73%            19.75%            21.30%           --
  Russell 2000 Index                                           22.36%            16.40%            15.77%           --
-------------------------------------------------------    ---------         ---------         ---------         -----
  MSIF EMERGING MARKETS PORTFOLIO                          (    1.03)%           10.23%               --         10.13%
  IFC Global Total Return Composite Index                  (   14.42)%            6.16%               --          6.93%
-------------------------------------------------------    ---------         ---------         ---------         -----
  PUTNAM GROWTH & INCOME FUND II                               24.86%               --                --         26.54%
  S&P 500 Index                                                33.36%               --                --         31.19%
-------------------------------------------------------    ---------         ---------         ---------         -----
  PUTNAM INVESTORS FUND                                        34.49%            20.71%            17.40%           --
  S&P 500 Index                                                33.36%            20.27%            18.05%           --
-------------------------------------------------------    ---------         ---------         ---------         -----
  PUTNAM INTERNATIONAL GROWTH FUND                             17.78%            17.59%               --         12.43%
  MSCI EAFE Index                                               1.78%            11.39%               --          6.93%

--------------------------------------------------------------------------------
                                      A-1
                                                               EQ Advisors Trust

                              EQ ADVISORS TRUST

           1290 Avenue of the Americas -- New York, New York 10104

EQ Advisors Trust ("Trust") is an open-end management investment company that offers a selection of professionally managed investment portfolios ("Portfolios"). Each Portfolio has its own investment objective and policies that are designed to meet different investment goals.

This Prospectus describes the following eighteen Portfolios currently offered by the Trust.

   o  T. Rowe Price International Stock Portfolio

   o  T. Rowe Price Equity Income Portfolio

   o  EQ/Putnam Growth & Income Value Portfolio

   o  EQ/Putnam International Equity Portfolio

   o  EQ/Putnam Investors Growth Portfolio

   o  EQ/Putnam Balanced Portfolio

   o  MFS Research Portfolio

   o  MFS Emerging Growth Companies Portfolio

   o  Morgan Stanley Emerging Markets Equity Portfolio

   o  Warburg Pincus Small Company Value Portfolio

   o  Merrill Lynch World Strategy Portfolio

   o  Merrill Lynch Basic Value Equity Portfolio

   o  Lazard Large Cap Value Portfolio

   o  Lazard Small Cap Value Portfolio

   o  JPM Core Bond Portfolio

   o  BT Small Company Index Portfolio

   o  BT International Equity Index Portfolio

   o  BT Equity 500 Index Portfolio

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares offered pursuant to another prospectus, and Class IB shares offered hereby.

This Prospectus sets forth concisely the information about the Trust and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated May 1, 1998 has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at the address noted above. California residents can obtain a copy of the Statement of Additional Information by calling 1-800-999-3527. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED MAY 1, 1998

-----------------------------------------------------------------------------
EQAT-Master
(5/98)

                             FINANCIAL HIGHLIGHTS

The financial information in the table below for the period May 1, 1997* (unless otherwise noted) to December 31, 1997 has been derived from financial statements of the Trust which have been audited by Price Waterhouse LLP, independent public accountants. Price Waterhouse LLP's report on the Trust's financial statements as of December 31, 1997 appears in the Trust's Annual Report. The information listed below should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information. The Annual Report includes more information about the Trust's performance and is available without charge upon request.

                                      NET REALIZED
                                           AND
                                       UNREALIZED
                                       GAIN (LOSS)
                                           ON                           DIVIDENDS                                              NET
                NET ASSET             INVESTMENTS             DIVIDENDS IN EXCESS  DISTRIBUTIONS DISTRIBUTIONS   TOTAL       ASSET
                  VALUE,      NET     AND FOREIGN TOTAL FROM  FROM NET    OF NET        FROM     IN EXCESS OF   DIVIDENDS    VALUE,
                BEGINNING INVESTMENT   CURRENCY   INVESTMENT INVESTMENT INVESTMENT    REALIZED     REALIZED        AND       END OF
                OF PERIOD   INCOME   TRANSACTIONS OPERATIONS   INCOME     INCOME       GAINS         GAINS     DISTRIBUTIONS PERIOD
--------------  --------- ---------- ------------ ---------- ---------- ---------- ------------- ------------- ------------- ------
 T. Rowe Price
 International
 Stock
 Portfolio        $10.00     $0.02       $(0.17)     $(0.15)                                                                 $ 9.85
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 T. Rowe Price
 Equity
 Income
 Portfolio        $10.00     $0.10       $ 2.11      $ 2.21    $(0.09)                 $(0.04)                  $(0.13)      $12.08
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 EQ/Putnam
 Growth &
 Income Value
 Portfolio        $10.00     $0.06       $ 1.56      $ 1.62    $(0.06)                 $(0.01)       $(0.03)    $(0.10)      $11.52
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 EQ/Putnam
 Balanced
 Portfolio        $10.00     $0.14       $ 1.30      $ 1.44    $(0.13)    $(0.01)      $(0.09)                  $(0.23)      $11.21
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 EQ/Putnam
 International
 Equity
 Portfolio        $10.00     $0.03       $ 0.93      $ 0.96    $(0.02)                 $(0.01)       $(0.04)    $(0.07)      $10.89
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 EQ/Putnam
 Investors
 Growth
 Portfolio        $10.00     $0.02       $ 2.45      $ 2.47    $(0.03)                 $(0.04)       $(0.07)    $(0.14)      $12.33
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 MFS Research
 Portfolio        $10.00     $0.02       $ 1.58      $ 1.60    $(0.02)                 $(0.01)       $(0.09)    $(0.12)      $11.48
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 MFS
 Emerging
 Growth
 Companies
 Portfolio        $10.00     $0.02       $ 2.21      $ 2.23    $(0.02)                 $(0.18)       $(0.11)    $(0.31)      $11.92
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 Warburg
 Pincus Small
 Company
 Value
 Portfolio        $10.00     $0.01       $ 1.90      $ 1.91    $(0.01)                               $(0.05)    $(0.06)      $11.85
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 Merrill Lynch
 World
 Strategy
 Portfolio        $10.00     $0.08       $ 0.39      $ 0.47    $(0.05)                               $(0.11)    $(0.16)      $10.31
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 Merrill Lynch
 Basic Value
 Equity
 Portfolio        $10.00     $0.06       $ 1.64      $ 1.70    $(0.06)                 $(0.05)       $(0.01)    $(0.12)      $11.58
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------
 Morgan
 Stanley
 Emerging
 Markets
 Equity
 Portfolio        $10.00     $0.04       $(2.06)     $(2.02)   $(0.02)                                          $(0.02)      $ 7.96
--------------  --------- ----------  ----------- ---------- ---------- ----------  ------------ ------------- ------------- ------

------------------------------------------------------------------------------
EQ Advisors Trust                     2

                                                                    RATIO OF NET
                                                                     INVESTMENT    RATIO OF NET
                                         RATIO OF      RATIO OF       INCOME TO     INVESTMENT                          PER SHARE
                          NET ASSETS,   EXPENSES TO   EXPENSES TO      AVERAGE       INCOME TO                           BENEFIT
                 TOTAL       END        AVERAGE NET   AVERAGE NET    NET ASSETS     AVERAGE NET   PORTFOLIO  AVERAGE     TO NET
                RETURN    OF PERIOD    ASSETS AFTER  ASSETS BEFORE      AFTER      ASSETS BEFORE  TURNOVER  COMMISSION INVESTMENT
                  (B)      (000'S)    WAIVERS (A)(C) WAIVERS (A)(C) WAIVERS (A)(C) WAIVERS (A)(C)   RATE    RATE PAID   INCOME(C)
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ----------
 T. Rowe Price
 International
 Stock
 Portfolio      (1.49)%    $ 69,572        1.20%           2.56%         0.45%           (0.91)%       17%     $0.0034     $0.05
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 T. Rowe Price
 Equity
 Income
 Portfolio      22.11%     $ 99,947        0.85%           1.74%         2.49%            1.60%         9%     $0.0293     $0.03
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 EQ/Putnam
 Growth &
 Income
 Value
 Portfolio      16.23%     $150,260        0.85%           1.75%         1.67%            0.77%        61%     $0.0376     $0.03
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 EQ/Putnam
 Balanced
 Portfolio      14.38%     $ 25,854        0.90%           2.55%         3.19%            1.54%       117%     $0.0346     $0.07
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 EQ/Putnam
 International
 Equity
 Portfolio       9.58%     $ 55,178        1.20%           2.53%         0.74%           (0.59)%       43%     $0.0153     $0.05
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 EQ/Putnam
 Investors
 Growth
 Portfolio      24.70%     $ 39,695        0.85%           2.13%         0.58%           (0.70)%       47%     $0.0338     $0.05
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 MFS
 Research
 Portfolio      16.07%     $114,754        0.85%           1.78%         0.65%           (0.28)%       51%     $0.0471     $0.03
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 MFS
 Emerging
 Growth
 Companies
 Portfolio      22.42%     $ 99,317        0.85%           1.82%         0.61%           (0.36)%      116%     $0.0422     $0.04
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 Warburg
 Pincus Small
 Company
 Value
 Portfolio      19.15%     $120,880        1.00%           1.70%         0.26%           (0.44)%       44%     $0.0545     $0.03
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 Merrill
 Lynch
 World
 Strategy
 Portfolio      4.705      $ 18.210        1.20%           3.05%         1.89%            0.04%        58%     $0.0299     $0.08
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 Merrill
 Lynch Basic
 Value Equity
 Portfolio      16.99%     $ 49,495        0.85%           1.89%         1.91%            0.87%        25%     $0.0566     $0.03
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------
 Morgan
 Stanley
 Emerging
 Markets
 Equity
 Portfolio     (20.16)%    $ 21,433        1.75%           2.61%         1.96%            1.10%        25%     $0.0011     $0.02
-------------- -------- ------------- -------------- -------------- -------------- -------------- --------- ---------- ------------

------------
* Commencement of Operations. The Morgan Stanley Emerging Markets Equity Portfolio commenced operations on August 20, 1997. No financial highlights are presented for the Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio, each of which received initial capital on December 31, 1997.
(a)    Annualized.
(b)    Total return calculated for a period of less than one year is not annualized.
(c) For further information concerning fee waivers, see the section entitled "Expense Limitation Agreements" in the Prospectus.
------------------------------------------------------------------------------
                                    3                        EQ Advisors Trust

THE TRUST

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" type of mutual fund, the Trust issues shares of beneficial interest that are currently divided among eighteen Portfolios. Each Portfolio is a separate series of the Trust with its own objective and policies. Each of the Portfolios set forth below, except for the Morgan Stanley Emerging Markets Equity Portfolio, the Merrill Lynch World Strategy Portfolio and the Lazard Small Cap Value Portfolio, are diversified for 1940 Act purposes. The Trustees of the Trust may establish additional Portfolios at any time.

Each Portfolio is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day to day operations of each Portfolio. Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc., Putnam Investment Management, Inc., Massachusetts Financial Services Company, Morgan Stanley Asset Management Inc., Warburg Pincus Asset Management, Inc., Merrill Lynch Asset Management, L.P., Lazard Asset Management, a division of Lazard Fr|f4res & Co. LLC, J.P. Morgan Investment Management Inc., and Bankers Trust Company serve as the advisers (each an "Adviser" and, together, the "Advisers") to one or more of the Portfolios, as detailed in the table below.

 PORTFOLIO                                            ADVISER
----------------------------------------------------  --------------------------------------------
T. Rowe Price International Stock Portfolio           Rowe Price-Fleming International, Inc.
T. Rowe Price Equity Income Portfolio                 T. Rowe Price Associates, Inc.
EQ/Putnam Growth & Income Value Portfolio             Putnam Investment Management, Inc.
EQ/Putnam International Equity Portfolio              Putnam Investment Management, Inc.
EQ/Putnam Investors Growth Portfolio                  Putnam Investment Management, Inc.
EQ/Putnam Balanced Portfolio                          Putnam Investment Management, Inc.
MFS Research Portfolio                                Massachusetts Financial Services Company
MFS Emerging Growth Companies Portfolio               Massachusetts Financial Services Company
Morgan Stanley Emerging Markets Equity Portfolio      Morgan Stanley Asset Management Inc.
Warburg Pincus Small Company Value Portfolio          Warburg Pincus Asset Management, Inc.
Merrill Lynch World Strategy Portfolio                Merrill Lynch Asset Management, L.P.
Merrill Lynch Basic Value Equity Portfolio            Merrill Lynch Asset Management, L.P.
Lazard Large Cap Value Portfolio                      Lazard Asset Management
Lazard Small Cap Value Portfolio                      Lazard Asset Management
JPM Core Bond Portfolio                               J.P. Morgan Investment Management Inc.
BT Small Company Index Portfolio                      Bankers Trust Company
BT International Equity Index Portfolio               Bankers Trust Company
BT Equity 500 Index Portfolio                         Bankers Trust Company

The Manager has the ultimate responsibility to oversee each of the Advisers and to recommend their hiring, termination and replacement. The Trust and the Manager have received exemptive relief from the Securities and Exchange Commission that permits the Manager, subject to approval by the Board of Trustees, to (i) select Advisers for each of the Trust's Portfolios and (ii) materially modify existing investment advisory agreements without obtaining shareholder approval.

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. EQ Financial Consultants, Inc. ("EQ Financial"), the Trust's Manager, serves as one of the distributors for

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EQ Advisors Trust                     4
the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the class IA shares. Equitable Distributors, Inc. ("EDI") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. (EQ Financial and EDI are collectively referred to as the "Distributors"). The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable Life"). Both classes of shares are offered and redeemed at their net asset value without of any sales load.

Class IA shares may be offered pursuant to another prospectus and are subject to the same expenses as the Class IB shares, but unlike the Class IB shares they are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.

INVESTMENT OBJECTIVES AND POLICIES

The following is a brief description of the investment objectives and policies of each of the Portfolios. All of the objectives and policies of each Portfolio, unless otherwise noted, are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. Certain investment strategies and instruments discussed below are described in greater detail in the Statement of Additional Information. Because of the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

The investment objective of the T. Rowe Price International Stock Portfolio is to seek long-term growth of capital through investment primarily in common stocks of established non-United States companies. The Adviser intends to invest substantially all of the Portfolio's assets outside the United States and to diversify broadly among countries throughout the world--developed, newly industrialized and emerging--by having at least five different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Europe as well as South Africa, Australia, Canada, and other areas (including developing countries). No more than 20% of the Portfolio's net assets will be invested in securities of issuers located in any one country with the exception of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany (where the investment limitation is 35% for each of those countries). In determining the appropriate distribution of investments among various countries and geographic regions, the Adviser ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

The Portfolio expects to invest substantially all of its assets in common stocks. However, the Portfolio may also invest in a variety of other equity-related securities (such as preferred stocks, warrants and convertible securities) as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program. The Portfolio may also invest in certain foreign investment portfolios or trusts commonly referred to as passive foreign investment companies. These entities have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed or traded on the stock exchanges in those countries. The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts and may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk instrument that can combine the characteristics of securities, futures contracts and options.

Under normal conditions, the Portfolio's investment in securities other than common stocks is limited to no more than 35% of its total assets. However, for temporary defensive purposes, the Portfolio may invest all or a significant portion of its assets in United States Government securities and corporate debt obligations. The Portfolio will not purchase any debt security which, at the time of purchase, is rated below investment grade by a nationally recognized statistical rating organization ("NRSRO"). This

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                                    5                        EQ Advisors Trust
restriction would not prevent the Portfolio from retaining a security downgraded to below investment grade after purchase. In addition, the Portfolio may invest without limitation in high quality United States and foreign dollar-denominated money market securities for temporary defensive purposes or to meet redemption requests.

In analyzing companies for investment, the Adviser uses a "bottom up" approach. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally the Adviser's primary focus. However the Adviser also considers certain other factors in making its investment decisions, including: above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research, product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics that should enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the Portfolio's investments will ordinarily be made on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, hybrid instruments, foreign securities, foreign currency transactions, passive foreign investment companies, United States Government securities, convertible securities, borrowings, derivatives, investment grade fixed income securities, securities loans, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

The investment objective of the T. Rowe Price Equity Income Portfolio is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for increasing dividend income and capital appreciation. Over time, the income component (dividends and interest earned) of the Portfolio's investments is expected to be a significant contributor to the Portfolio's total return. The Portfolio's yield is expected to be significantly above that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

The investment program of the Portfolio is based on several premises. First, the Adviser believes that over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Adviser believes that stocks that distribute a high level of current income tend to have less price volatility than those that pay below average dividends.

Under normal circumstances, the Portfolio will invest at least 65% of its total assets in income-producing common stocks of established companies paying above-average dividends. The Adviser uses a "value" approach and invests in common stocks and other equities-related securities it believes are temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio's investments will generally be made in companies that share some of the following characteristics: established operating histories; above-average current dividend yields relative to the S&P 500; low price/earnings ratios relative to the S&P 500; sound balance sheets and other financial characteristics; and low stock price relative to the company's underlying value as measured by assets, earnings, cash flow or business franchises.

Although the Portfolio will invest primarily in United States common stocks, it may also purchase other types of securities (for example, foreign securities, preferred stocks, convertible securities and warrants) when considered consistent with the Portfolio's investment objective and program. The Portfolio may invest up to 25% of its total assets in foreign securities. These include non-dollar denominated securities
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EQ Advisors Trust                     6
traded outside the United States and dollar-denominated securities traded in the United States (such as American Depositary Receipts ("ADRs")). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

The Portfolio may also engage in a variety of investment practices, such as buying and selling options and futures contracts and engaging in foreign currency exchange transactions. In addition, the Portfolio may invest up to 10% of its total assets in hybrid instruments.

The Portfolio may also invest a portion of its assets in United States government securities and high-quality United States and foreign dollar-denominated money market securities (i.e., within the two highest rating categories assigned by a NRSRO) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.

The Portfolio may also invest in debt securities of any type including municipal securities, without regard to quality or rating. Such securities would be purchased in companies that meet the investment criteria for the Portfolio. The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. The Portfolio, however, will not invest more than 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds").

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, convertible securities, borrowings, foreign securities, repurchase agreements, derivatives, United States government securities, securities loans, foreign currency transactions, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

The investment objective of the EQ/Putnam Growth & Income Value Portfolio is capital growth. Current income is a secondary objective. The Adviser intends to invest primarily in common stocks that offer potential for capital growth and may, consistent with the Portfolio's investment objective, invest in common stocks that offer potential for current income. The Portfolio may also purchase corporate bonds, notes and debentures, preferred stocks and convertible securities (which include both debt securities and preferred stocks). The types of securities held by the Portfolio may vary from time to time in light of the Portfolio's investment objective, changes in interest rates, and economic and other factors. In analyzing companies for investment, the Adviser will seek to identify companies whose securities are significantly undervalued in relation to their underlying asset values or earnings potential.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities or preferred stocks, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

In addition, the Portfolio may also invest a portion of its assets in United States government securities and high-quality United States and foreign dollar-denominated money market securities (i.e., within the two highest rating categories assigned by a NRSRO) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. For temporary defensive purposes or to meet redemption requests, the Portfolio may invest without limitation in such securities.

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                                    7                        EQ Advisors Trust

The Portfolio may also invest in investment grade debt securities and may invest a portion of its total assets in debt securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, convertible securities, borrowings, repurchase agreements, illiquid securities, forward commitments, zero-coupon bonds, derivatives, United States Government securities, foreign currency transactions, passive foreign investment companies, payment-in-kind bonds, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

The investment objective of the EQ/Putnam International Equity Portfolio is capital appreciation. The Portfolio is designed for investors seeking capital appreciation primarily through a diversified portfolio of equity securities of companies organized under the laws of a country other than the United States. Such equity securities normally will include common stocks, preferred stocks, securities convertible into common or preferred stocks, and warrants. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if the Adviser believes that purchasing them would help to achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments. The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and engaging in foreign currency exchange contracts.

Under normal circumstances the Portfolio will invest at least 65% of its assets in issuers located in at least three different countries outside the United States. The Portfolio will consider an issuer to be located outside the United States if the issuer is organized under the laws of a country outside the United States. The Portfolio may invest in securities of issuers in emerging markets, as well as more developed markets. Investing in securities of issuers in emerging markets generally involves more risks than investing in securities of issuers in developed markets.

The Adviser believes that the securities markets of many countries move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a diversified portfolio of securities of issuers located in different foreign countries, the Adviser attempts to reduce the risks associated with being invested in the securities of issuers within the economy of only one country. Countries that the Adviser believes offer attractive opportunities for investment may change from time to time.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed by the Adviser to be in a relatively strong growth trend or it may invest in companies that are not expected to experience significant further growth but whose market value per share is considered by the Adviser to be undervalued. The Portfolio also may invest in small and relatively less well-known companies that meet these characteristics.

At times, the Adviser may believe that conditions in the international securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Portfolio may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in United States markets and in cash and money market instruments. It is impossible to predict when, or for how long, the Portfolio will use these alternative strategies.

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EQ Advisors Trust                     8

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, borrowings, derivatives, repurchase agreements, futures contracts, foreign securities, forward commitments, foreign currency transactions, securities loans, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

The investment objective of the EQ/Putnam Investors Growth Portfolio is long-term growth of capital and any increased income that results from this growth. The Adviser intends to invest primarily in common stocks in view of the Adviser's belief that equity ownership affords the best opportunity for capital growth over the long term. The Portfolio may also purchase convertible bonds, convertible preferred stocks, preferred stocks and debt securities if the Adviser believes that they will help to achieve the Portfolio's objective. In addition, the Portfolio may hold a portion of its assets in cash or money market instruments.

In analyzing potential investments, the Adviser considers three main factors:
(i) the general outlook of the economy; (ii) a study of various industries to determine those with the best possibilities for long-term growth; and (iii) a detailed study of what appears to be the most promising individual companies. In evaluating individual companies, the Adviser gives more weight to growth potential characteristics than to dividend income. In particular, the Adviser believes that evaluating a company's probable future earnings, dividends, financial strength, working assets and competitive position may be more profitable in the long run than seeking current dividend income.

Although the Portfolio's investments are not limited to any particular type of company, the Adviser currently expects that the Portfolio will invest a substantial portion of its assets in common stocks of companies with equity market capitalizations of more than $1 billion. The Portfolio may also invest in small to medium-sized companies having a proprietary product or profitable market niche and the potential to grow very rapidly. The Adviser believes that such small to medium-sized companies may present greater opportunities for capital appreciation because of their high potential earnings growth, but also may involve greater risk.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest, without limit, in debt securities, preferred stocks, United States government and agency obligations, cash or money market instruments, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

The Portfolio may also engage in a variety of investment management practices such as buying and selling options and futures contracts and entering into foreign currency exchange contracts.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, borrowings, futures contracts, foreign securities, foreign currency transactions, securities loans, illiquid securities, derivatives, repurchase agreements, and forward commitments) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

EQ/PUTNAM BALANCED PORTFOLIO

The investment objective of the EQ/Putnam Balanced Portfolio is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that will produce both capital growth and

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                                    9                        EQ Advisors Trust
current income. In seeking its objective, the Portfolio may invest in almost any type of security or negotiable instrument, including cash or money market instruments. While the proportion invested in each type of security is not fixed, ordinarily the Adviser will invest no more than 75% of the Portfolio's assets in common stocks and conversion rights with respect to convertible securities. The Adviser may, however, invest more than 75% of the Portfolio's assets in such securities if it determines that unusual market or economic conditions make it appropriate to do so.

The Portfolio may also invest in debt securities, including lower-rated debt securities (commonly referred to as "junk bonds"). The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will consider such reduction in its determination of whether the Portfolio should continue to hold the security.

At times, the Adviser may judge that conditions in the securities markets may make pursuing the Portfolio's basic investment strategy inconsistent with the best interests of the Portfolio's shareholders. At such times, the Adviser may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of the Portfolio's assets. In implementing these defensive strategies, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or may invest in any other securities the Adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Adviser will use these alternative defensive strategies.

The Portfolio may invest up to 20% of its total assets in foreign securities. The Portfolio may also purchase Eurodollar certificates of deposit (i.e., short-term time deposits issued by European banks) without regard to this 20% limit. Such investments increase the Portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, illiquid securities, zero-coupon bonds, payment-in-kind bonds, derivatives, foreign currency transactions, repurchase agreements, forward commitments, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

MFS RESEARCH PORTFOLIO

The investment objective of the MFS Research Portfolio is to provide long-term growth of capital and future income. In pursuing its objective, the Portfolio invests a substantial portion of its assets in the common stock or securities convertible into common stock of companies believed by the Adviser to possess better than average prospects for long-term growth. A smaller proportion of the assets of the Portfolio may be invested in bonds, short-term debt obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income securities, the Adviser emphasizes progressive, well-managed companies.

The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of the Adviser. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 20% of its total assets in foreign securities, including those in emerging markets. These securities include dollar-denominated and non-dollar-denominated foreign securities. Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities.

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EQ Advisors Trust                     10

The Portfolio may invest in investment grade debt securities and may invest up to 10% of its total assets in securities rated below investment grade (commonly known as "junk bonds"). The price of a bond generally fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, convertible securities, borrowings, repurchase agreements, securities loans, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

MFS EMERGING GROWTH COMPANIES PORTFOLIO

The investment objective of the MFS Emerging Growth Companies Portfolio is to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective. In pursuing its objective, the Portfolio invests primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies that the Adviser believes are early in their life cycle but which have the potential to become major enterprises. Such emerging growth companies generally are expected to: (i) show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation; and (ii) have the products, technologies, management and market and other opportunities that are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size and the Portfolio may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in customer demand, or basic changes in the economic environment. Investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources and may be more dependent on one-person management. In addition, there may be less research available on many promising small or medium-sized emerging growth companies, making it more difficult both to identify and to analyze such companies. Moreover, the securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies.

While the Portfolio may invest primarily in common stocks, the Portfolio may, to a limited extent, seek long-term growth in other types of securities such as convertible securities and warrants. To the extent that such investments comply with the Portfolio's investment objective, the Portfolio may invest up to 25% of its total assets in foreign securities, including those in emerging markets. These securities include non-United States dollar-denominated securities traded outside the United States and dollar-denominated securities traded in the United States (such as ADRs). Such foreign investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing exclusively in domestic securities. The Portfolio may also invest in debt securities and hold cash and cash equivalents. In addition, the Portfolio may invest in lower-rated debt securities (commonly referred to as "junk bonds").

The Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investment in its shares generally involves a higher degree of risk than would be the case with an investment in a conservative equity or growth fund investing entirely in proven growth companies.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, loan participations, derivatives, United States Government securities, securities loans, forward commitments, asset-backed securities, borrowings, options, futures contracts, convertible securities, foreign currency transactions, illiquid securities, and investment grade and lower quality fixed income securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

The investment objective of the Morgan Stanley Emerging Markets Equity Portfolio is long-term capital appreciation by investing primarily in equity securities of emerging market country issuers. In pursuing its investment objective, the Adviser focuses on issuers in emerging market countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated.

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                                    11                       EQ Advisors Trust

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market country equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants to purchase common stocks, depository receipts and other equity securities of emerging market country issuers.

For these purposes, an emerging market country security is a security issued by a company that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country; (ii) alone or on a consolidated basis, it derives 50% or more of its revenue from either goods produced, sales made or services performed in emerging market countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging market country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

The Portfolio intends to invest primarily in some or all of the following emerging market countries: Argentina, Botswana, Brazil, Bulgaria, Chile, China (mainland and Hong Kong), Colombia, Egypt, Ghana, Greece, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Malaysia, Mexico, Morocco, Nigeria, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging market countries in which it invests. The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless: (i) the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantees to protect such investment against loss of that currency's external value, or (ii) the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantees would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Portfolio. Currently, investing in many emerging market countries is not feasible or may involve unacceptable political risks.

The Portfolio may also invest in fixed income securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market country company or the government of an emerging market country. In addition, the Portfolio may invest in equity or fixed income securities of corporate or governmental issuers located in industrialized countries, foreign currency and investment funds (i.e., funds specifically authorized to invest in companies of a particular emerging market country). The Portfolio may also invest in debt securities issued or guaranteed by international organizations designed or supported by multiple governmental entities to promote economic reconstruction or development such as the International Bank for Reconstruction and Development (i.e., the World Bank). The Portfolio may invest up to 20% of its total assets (measured at the time of investment) in fixed income securities that are not investment grade securities (commonly referred to as "junk bonds").

For temporary defensive purposes, the Portfolio may invest less than 65% of its assets in equity securities of emerging market countries in which case the Portfolio may invest in other equity securities or fixed income securities. Moreover, the Portfolio may invest without limitation in high-quality money market instruments.

The value of the Portfolio's investments and the income they generate will vary from day to day and generally reflect market conditions, interest rates, and other company, political, or economic news both in the United States and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of fixed income securities also fluctuate and generally move in the opposite direction from interest rates.

The Portfolio is a non-diversified portfolio under the 1940 Act, which means that it may invest a greater proportion of its assets in the securities of a small number of issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of a single issuer. As a result, because the Portfolio is permitted greater flexibility to invest its assets in the obligations of a single issuer it is exposed to increased risk of loss if such an investment underperforms expectations. However, the Portfolio intends to limit its investments so as to comply with diversification requirements imposed by the Internal Revenue Code of

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EQ Advisors Trust                    12

1986, as amended (the "Code"), for qualification as a "regulated investment company." The Portfolio spreads investment risk by limiting its holdings in any one company or industry. Nevertheless, the Portfolio will experience price volatility, the extent of which will be affected by the types of securities and techniques the Portfolio uses. The Adviser may use various investment techniques to hedge risks, including derivatives, but there is no guarantee that these strategies will work as intended.

Certain investment strategies and practices which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, United States Government securities, hybrid instruments, illiquid securities, foreign securities, securities loans, borrowings, payment-in-kind bonds, passive foreign investment companies, derivatives, convertible securities, zero coupon bonds, investment grade and lower quality fixed income securities, mortgage-backed securities, forward commitments, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, floaters, inverse floaters, foreign currency transactions, loan participations, repurchase agreements, structured notes, and swaps) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

The investment objective of the Warburg Pincus Small Company Value Portfolio is to seek long-term capital appreciation. The Portfolio is a diversified management investment company that pursues its investment objective by investing primarily in a portfolio of equity securities of small capitalization companies (i.e., companies having market capitalizations of $1 billion or less at the time of initial purchase) that the Adviser considers to be relatively undervalued. Current income is a secondary consideration in selecting portfolio investments.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stock, preferred stocks, debt securities convertible into common stocks, warrants and other rights of small companies. The Portfolio may invest up to 10% of its total assets in warrants.

The Adviser will determine whether a company is undervalued based on a variety of measures, including: price/earnings ratio, price/book ratio, price/cash flow ratio, earnings growth and debt/capital ratio. Other relevant factors, including a company's asset value, franchise value and quality of management, will also be considered. The Portfolio will invest primarily in companies whose securities are traded on United States stock exchanges or in the United States over-the-counter market, but it may invest up to 20% of its total assets in foreign securities.

The Portfolio may also invest up to 20% of its total assets in investment grade securities (other than money market obligations) that are not convertible into common stock for the purpose of seeking capital appreciation. Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of such securities by the Portfolio. The Adviser will consider such events in its determination of whether the Portfolio should continue to hold the securities. The interest income to be derived may be considered as one factor in selecting debt securities by the Adviser.

The Portfolio is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years of less remaining to maturity) money market obligations. For temporary defensive purposes, the Portfolio may invest in these securities without limit. These instruments consist of: obligations issued or guaranteed by the United States Government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high-quality investments or, if unrated, deemed by the Adviser to be high-quality investments; commercial paper rated no lower than A2 by Standard & Poor's Rating Service ("S&P") or Prime2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories by any NRSRO; and repurchase agreements with respect to the foregoing.

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                                    13                       EQ Advisors Trust

When the Adviser believes that a defensive posture is warranted, the Portfolio may invest temporarily, without limit, in investment grade debt obligations and in domestic and foreign money market instruments, including repurchase agreements.

Certain investment strategies and practices which may be employed by the Portfolio (such as foreign securities, repurchase agreements, borrowings, options, securities loans, small company securities, derivatives, futures contracts, foreign currency transactions, United States Government securities, short sales against the box, convertible securities, investment grade and lower-quality fixed income securities, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

MERRILL LYNCH WORLD STRATEGY PORTFOLIO

The investment objective of the Merrill Lynch World Strategy Portfolio is to seek high total investment return by investing primarily in a portfolio of equity and fixed income securities, including convertible securities, of U.S. and foreign issuers. Total investment return consists of interest, dividends, discount accruals and capital changes, including changes in the value of non-dollar denominated securities and other assets and liabilities resulting from currency fluctuations. Investing in foreign securities involves special considerations. The Portfolio may employ a variety of instruments and techniques to enhance income and to hedge against market and currency risk.

The Portfolio seeks to achieve its objective by investing primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East. There are no prescribed limits on the geographical allocation of the Portfolio among these regions. Such allocation will be made primarily on the basis of the anticipated total return from investments in the securities of issuers wherever located, considering such factors as: the condition and growth potential of the various economies and securities markets and the issuers domiciled therein; anticipated movements in interest rates in the various capital markets and in the value of foreign currencies relative to the United States dollar; tax considerations; and economic, social, financial, national and political factors that may affect the climate for investing within the various securities markets. When in the judgment of the Adviser, economic or market conditions warrant, the Portfolio reserves the right to concentrate its investments in one or more capital markets, including the United States.

The equity and convertible preferred securities in which the Portfolio may invest are primarily securities issued by quality companies. Generally, the characteristics of such companies include a strong balance sheet, good financial resources, a satisfactory rate of return on capital, a good industry position and superior management.

The corporate debt securities, including convertible debt securities, in which the Portfolio may invest will be primarily investment grade securities rated BBB or better by S&P or Baa or better by Moody's or of comparable quality. The Portfolio may also invest in debt obligations issued or guaranteed by sovereign governments, political subdivisions thereof (including states, provinces and municipalities) or their agencies or instrumentalities or issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development ("supranational entities") such as the International Bank for Reconstruction and Development (the "World Bank") and the European Coal and Steel Community. Investments in securities of supranational entities are subject to the risk that member governments will fail to make required capital contributions and that a supranational entity will thus be unable to meet its obligations.

When market or financial conditions warrant, the Portfolio may invest as a temporary defensive measure up to 100% of its assets in United States Government or Government agency securities issued or guaranteed by the United States Government or its agencies or instrumentalities, money market securities or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash.

The Portfolio is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any

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EQ Advisors Trust                    14
one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Portfolio's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Code.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, floaters, futures contracts, foreign securities, foreign currency transactions, United States Government securities, convertible securities, borrowings, derivatives, investment grade fixed income securities, repurchase agreements, securities loans, illiquid securities, and forward commitments) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO

The investment objective of the Merrill Lynch Basic Value Equity Portfolio is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that the Adviser of the Portfolio believes are undervalued and therefore represent basic investment value. The Portfolio seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio.

The investment policy of the Portfolio is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, the Adviser believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, the Adviser believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, the Adviser believes that market prices of securities with relative high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated events. This investment policy departs from traditional philosophy. The Adviser believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

The current institutionally-dominated market tends to ignore, to some extent, the numerous secondary issues whose market capitalizations are below those of the relatively few larger size growth companies. It is expected that the Portfolio's portfolio generally will have significant representation in this secondary segment of the market. The Adviser is responsible for the management of the Portfolio's securities portfolio and makes portfolio decisions based on its own research information supplemented by research information provided by other sources. The basic orientation of the Portfolio's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts.

Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stocks. The Portfolio also may invest in preferred stocks and non-convertible investment grade debt securities and utilize covered call options with respect to portfolio securities. The Portfolio has the right, as a defensive measure, to hold other types of securities, including United States Government and Government agency securities, money market securities, or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or cash, in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. The Portfolio may invest up to 10% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

Certain investment strategies and instruments which may be employed by the Portfolio (such as options, convertible securities, United States Government securities, repurchase agreements, securities loans,

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                                   15                        EQ Advisors Trust
foreign securities, borrowings, and illiquid securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

LAZARD LARGE CAP VALUE PORTFOLIO

The investment objective of the Lazard Large Cap Value Portfolio is to seek capital appreciation by investing primarily in equity securities of companies with relatively large capitalizations (i.e., companies having market capitalizations of at least $1 billion at the time of initial purchase) that appear to the Adviser to be inexpensively priced relative to the return on total capital or equity. In managing the Portfolio, the Adviser engages in a value-oriented search for equity securities. The Adviser attempts to identify inexpensive securities through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change, and/or the potential to improve profitability. The Adviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach). Risk is tempered by diversification of investments.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities, including common stocks, preferred stocks and securities convertible into or exchangeable for common stocks. In addition, at times judged by the Adviser to be appropriate, the Portfolio may hold up to 20% of its total assets in United States Government securities and investment grade debt obligations of domestic corporations rated BBB or better by S&P or Baa or better by Moody's. The Portfolio may also invest without limitation in high-quality short-term money market instruments, including United States Government securities, repurchase agreements, certificates of deposits, time deposits and other short-term obligations issued by banks, commercial paper and loan participations. In addition, the Portfolio may invest up to 10% of its total assets at the time of purchase in foreign equity or debt securities trading in United States markets or listed on a domestic securities exchange or represented by ADRs or Global Depositary Receipts ("GDRs"). The Portfolio may also engage in various investment techniques, such as options transactions and, although it has no present intention to do so, leveraging and lending portfolio securities.

Securities owned by the Portfolio are kept under continuing supervision, and changes may be made whenever such securities no longer seem to meet the Portfolio's objective. Changes in the securities owned by the Portfolio also may be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.

Certain investment strategies and instruments which may be employed by the Portfolio (such as securities loans, borrowing, loan participations, derivatives, options, mortgage-related securities, forward commitments, convertible securities, floaters, illiquid securities, foreign securities, investment grade fixed income securities, United States Government securities, and repurchase agreements) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

LAZARD SMALL CAP VALUE PORTFOLIO

The investment objective of the Lazard Small Cap Value Portfolio is to seek capital appreciation by investing primarily in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000 Index) that the Adviser considers inexpensively priced relative to the return on total capital or equity. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned United States companies with market capitalizations ranging between $100 million and $1 billion. The equity securities in which the Portfolio may invest include: common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

Investments are generally made in equity securities of companies that in the Adviser's opinion have one or more of the following characteristics: (i) are undervalued relative to their earnings power, cash flow, and/or asset values;
(ii) have an attractive price/value relationship (i.e., have high returns on equity and/or assets with correspondingly low price-to-book and/or price-to-asset value as compared to the market

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EQ Advisors Trust                    16
generally or the companies' industry groups in particular) with the expectation that some catalyst will cause the perception of value to change within a 24-month time horizon; (iii) have experienced significant relative underperformance and are out of favor due to a set of circumstances that are unlikely to harm a company's franchise or earnings power over the longer term; (iv) have low projected price-to-earnings or price-to-cash-flow multiples relative to their industry peer group and/or the market in general;
(v) have the prospect, or the industry in which the company operates has the prospect, to allow it to become a larger factor in the business and receive a higher valuation as such; (vi) have significant financial leverage but have high levels of free cash flow that may be used to reduce leverage and enhance shareholder value; and (vii) have a relatively short corporate history with the expectation that the business may grow to generate meaningful cash flow and earnings over a reasonable investment horizon.

Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the small capitalization equity securities described above. Assets not invested in such small capitalization equity securities generally will be invested in larger capitalization equity securities or debt securities, including cash equivalents.

The Adviser believes that issuers of small capitalization stocks often have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with larger, more established companies. (Such risks are discussed under the caption "Investment Strategies -- Small Company Securities" below).

The Portfolio is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Portfolio is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Portfolio makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Portfolio's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Code.

The Adviser continually evaluates the securities owned by the Portfolio, and changes may be made whenever the Adviser determines such securities no longer meet the Portfolio's objective. Changes in Portfolio holdings may also be made to increase or decrease investments in anticipation of changes in security prices in general or to provide funds required for redemptions, distributions to shareholders or other corporate purposes.

When, in the judgment of the Adviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limitation in large capitalization companies or short-term money market instruments, or hold its assets in cash.

Certain investment strategies and investments which may be employed by the Portfolio (such as securities loans, borrowings, loan participations, derivatives, mortgage-related securities, convertible securities, floaters, illiquid securities, investment grade fixed income securities, forward commitments, United States Government securities, repurchase agreements, and small company securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

JPM CORE BOND PORTFOLIO

The investment objective of the JPM Core Bond Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

It is the current policy of the Portfolio that, under normal circumstances, all of the Portfolio's assets will, at the time of purchase, consist of investment grade securities rated BBB or better by S&P or Baa or better by Moody's or unrated securities of comparable quality. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

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                                   17                        EQ Advisors Trust

The Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within market sectors. Based on fundamental, economic and capital markets research, the Adviser adjusts the duration of the Portfolio in light of market conditions and the Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected increase in bond prices. The Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, United States Government and agency securities, corporate securities, private placements, asset-backed securities, mortgage-related securities, and direct mortgage obligations. The Portfolio may also invest up to 25% of its assets in securities of foreign issuers, including up to 20% of its assets in debt secruities denominated in foreign currencies of developed countries. In addition, the Portfolio may invest in municipal obligations provided such securities are issued on a taxable basis or have an attractive yield excluding tax considerations. Specific securities that the Adviser believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Adviser intends to have the Portfolio invest at least 65% of its assets in bonds. The Portfolio may to a limited extent invest in convertible securities, including convertible debt securities and preferred stock.

Duration is a measure of the weighted average maturity of bonds and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio's bond holdings to changes in interest rates. Generally, the longer the duration of the Portfolio's bond holdings, the more sensitive their market value will be to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the domestic investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index. Currently, the duration of that index is approximately 4.5 years. The maturities of the individual securities in the Portfolio may vary widely, however.

The Adviser intends to actively manage the Portfolio in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. However, the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. The Portfolio may purchase high-quality money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. When market or financial conditions warrant, the Portfolio may invest as a temporary defensive measure up to 100% of its assets in money market instruments.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, securities loans, illiquid securities, zero-coupon bonds, investment grade fixed income securities, payment-in-kind bonds, derivatives, foreign currency transactions, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, convertible securities, mortgage-related securities, and swaps) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

BT SMALL COMPANY INDEX PORTFOLIO

The investment objective of the BT Small Company Index Portfolio is to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Russell 2000 Index ("Russell 2000"). The Russell 2000 is composed of approximately 2,000 small-capitalization common stocks. A company's stock market capitalization is the total market value of its floating outstanding shares. As of June 30, 1997, the average stock market capitalization of the Russell 2000 was $500 million and the weighted average stock market capitalization of the Russell 2000 was $650 million. The Portfolio is neither sponsored by nor affiliated with the Frank Russell Company, which is the owner of the trademarks and copyrights relating to the Russell indices.

The Portfolio invests in a statistically selected sample of the 2,000 stocks included in the Russell 2000. The stocks of the Russell 2000 to be included in the Portfolio will be selected utilizing a statistical sampling

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EQ Advisors Trust                    18
technique known as "optimization." This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings and debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000. For instance, if 10% of the capitalization of the Russell 2000 consists of utility companies with relatively small capitalizations, then the Portfolio is constructed so that approximately 10% of the Portfolio's assets are invested in the stocks of utility companies with relatively small capitalizations. The stocks held by the Portfolio are weighted to make the Portfolio's aggregate investment characteristics similar to those of the Russell 2000 as a whole.

Over time, the correlation between the performance of the Portfolio and the Russell 2000 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the Russell 2000. The Portfolio's ability to track the Russell 2000 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the Russell 2000 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the Russell 2000, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the Russell 2000. The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the event that the Russell 2000 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio is not permitted to so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the Russell 2000. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the Russell 2000 while retaining a cash balance for portfolio management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or the Russell 2000. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio will not use them to leverage its net assets. The Portfolio will not invest in derivative instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, small company securities, illiquid securities, investment grade fixed income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

BT INTERNATIONAL EQUITY INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is a capitalization-weighted index containing approximately 1,100 equity securities of companies located in countries outside the United States. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and The United Kingdom. The EAFE Index is the exclusive property of Morgan Stanley. The Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no guarantee as to the accuracy or completeness of the EAFE Index or any data included therein.

The Portfolio is constructed to have aggregate investment characteristics similar to those of the EAFE Index. The Portfolio invests in a statistically selected sample of the securities of companies included in the

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                                   19                        EQ Advisors Trust

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EAFE Index, although not all companies within a country will be represented in the Portfolio at the same time. Stocks are selected for inclusion in the Portfolio based on country of origin, market capitalization, yield, volatility and industry sector. The Adviser will manage the Portfolio using advanced statistical techniques to determine which stocks should be purchased or sold to replicate the EAFE Index. From time to time, adjustments may be made in the Portfolio because of changes in the composition of the EAFE Index, but such changes are expected to be infrequent.

Over time, the correlation between the performance of the Portfolio and the EAFE Index is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the EAFE Index. The Portfolio's ability to track the EAFE Index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the EAFE Index or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the EAFE Index, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the EAFE Index.

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the event that the EAFE Index should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the EAFE Index. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the EAFE Index while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or EAFE Index. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio will not use them to leverage its net assets. The Portfolio will not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, foreign securities, foreign currency transactions, securities loans, illiquid securities, investment grade fixed income securities, derivatives, swaps, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

BT EQUITY 500 INDEX PORTFOLIO

The Portfolio seeks to replicate as closely as possible (before deduction of Portfolio expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The S&P 500 is an index of 500 common stocks of companies from many industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which trade on the New York Stock Exchange Inc. (the "NYSE"). The Adviser believes that the performance of the S&P 500 is representative of the performance of publicly-traded common stocks in the United States in general.

The composition of the S&P 500 is determined by Standard & Poor's and is based on such factors as the market capitalization and trading activity on each stock and its adequacy as a representation of stocks in a particular industry, and may be changed from time to time. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no guarantee as to the accuracy and/or completeness of the S&P 500 or any data included therein. In seeking to replicate the performance

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of the S&P 500, before deduction of Portfolio expenses, the Adviser will attempt over time to allocate the Portfolio's investment among common stocks included in the S&P 500 in approximately the same proportions as they are represented in the S&P 500, beginning with the heaviest weighted stocks that make up a larger portion of the index's value. The Adviser utilizes a two-stage sampling approach in seeking to achieve its objective. Stage one, which encompasses large capitalization stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the S&P 500. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to increase the Portfolio's liquidity while reducing costs.

The Adviser generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the S&P 500 exactly. Because of the difficulty and cost of executing relatively small stock transactions, the Portfolio may not always be invested in the less heavily weighted S&P 500 stocks, and may at times have its portfolio weighted differently than the S&P 500, particularly if the Portfolio has a low level of assets. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, the Adviser judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The Portfolio will not purchase the stock of Bankers Trust New York Corporation, which is included in the S&P 500, and instead will overweight its holdings of companies engaged in similar businesses.

Over time, the correlation between the performance of the Portfolio and the S&P 500 is expected to be 0.95 or higher before deduction of Portfolio expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and any capital gain distributions, increases or decreases in exact proportion to changes in the S&P 500. The Portfolio's ability to track the S&P 500 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Portfolio, changes in either the composition of the S&P 500 or the assets of the Portfolio, and the timing and amount of Portfolio investor contributions and withdrawals, if any. Because the Portfolio seeks to track the S&P 500, the Adviser generally will not attempt to judge the merits of any particular stock as an investment. Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of the S&P 500.

The Portfolio is a diversified fund and will not concentrate more than 25% of its assets in the securities of issuers in the same industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than 25% in the securities of issuers in the same industry, the Portfolio's ability to achieve its objective may be impaired since the Portfolio may not so invest.

The Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments to meet redemption requests or to facilitate investment in the securities of the S&P 500. Securities index futures contracts and related options, warrants and convertible securities may be used for several reasons: to simulate full investment in the S&P 500 while retaining a cash balance for fund management purposes; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract, option, warrant or convertible security is priced more attractively than the underlying equity security or S&P 500. These instruments may be considered derivatives. The use of derivatives for non-hedging purposes may be considered speculative. While each of these instruments can be used as leveraged investments, the Portfolio may not use them to leverage its net assets. The Portfolio may not invest in such instruments as part of a temporary defensive strategy (in anticipation of declining stock prices) to protect the Portfolio against potential market declines.

Certain investment strategies and instruments which may be employed by the Portfolio (such as the purchase and sale of options, futures contracts, securities loans, illiquid securities, investment grade fixed income securities, derivatives, repurchase agreements, reverse repurchase agreements, forward commitments, United States Government securities, borrowings, asset-backed securities, and convertible securities) are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

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INVESTMENT STRATEGIES

In addition to making investments directly in securities, to the extent described above and below, each of the Portfolios, for example, may purchase and sell call and put options (except for MFS Research Portfolio and Lazard Small Cap Value Portfolio), engage in transactions in futures contracts and related options (except for Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio), and engage in forward foreign currency exchange transactions (except for MFS Research Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, BT Small Company Index Portfolio, and BT Equity 500 Index Portfolio). They may also enter into repurchase agreements, and borrow funds under certain limited circumstances. In addition, each Portfolio may engage in other types of investment strategies as described below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the Portfolio's own investment restrictions. Portfolios that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument. Certain investment strategies and instruments and the risks related to them are summarized below and certain of these strategies and instruments are described in more detail in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio may invest in asset-backed securities. These asset-backed securities, issued by trusts and special purpose corporations, are collateralized by a pool of assets, such as credit card or automobile loans, home equity loans or computer leases, and represent the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. In selecting these securities, the Adviser will look for those securities that offer a higher yield to compensate for any variation in average maturity.

BORROWINGS. The Portfolios may borrow money from banks or other lenders as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each Portfolio's investment objective and program. The Lazard Large Cap Value Portfolio may borrow for leveraging purposes (in order to increase its investment in portfolio securities) to the extent that the amount so borrowed does not exceed 33 1/3% of the Portfolio's total assets. Leveraging exaggerates the effect on net asset value of any increase or decrease in market value of the Lazard Large Cap Value Portfolio's investment. In addition, such borrowings would be subject to interest costs which may or may not be recovered by appreciation of securities purchased. The Lazard Large Cap Value Portfolio may also borrow up to 10% of its total assets for temporary or emergency purposes. Borrowings for the T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Merrill Lynch World Strategy Portfolio, Merrill Lynch Basic Value Equity Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio may not exceed 33 1/3% of each Portfolio's total assets. Borrowings for the Warburg Pincus Small Company Value Portfolio may not exceed 30% of the Portfolio's total assets. Borrowing for the Lazard Small Cap Value Portfolio may not exceed 15% of its total assets for temporary or emergency purposes, including to meet redemptions (otherwise such borrowings may not exceed 5% of the value of the Portfolio's total assets). Borrowings for the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam Balanced Portfolio may not exceed 10% of each Portfolio's total assets. Each Portfolio may pledge its assets to secure these permissible borrowings. No Portfolio, except the Lazard Large Cap Value Portfolio, may purchase additional securities when its borrowings exceed 5% of its total assets. See also "Reverse

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EQ Advisors Trust                    22

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Repurchase Agreements" for information concerning an investment technique that may be deemed to involve a borrowing. Further information concerning each Portfolio's fundamental policy with respect to borrowings is provided in the Statement of Additional Information.

CONVERTIBLE SECURITIES. Each of the Portfolios may invest in convertible securities, including both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require sale of such securities, although each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES. Each Portfolio (except the MFS Research Portfolio) may invest in one or more types of derivatives. Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, collateralized mortgage obligations, floaters, futures, hybrid instruments, inverse floaters, mortgage-backed securities, options, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section or the Statement of Additional Information.

FLOATERS AND INVERSE FLOATERS. The EQ/Putnam Balanced Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio each may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities ".

In addition, the Morgan Stanley Emerging Markets Equity Portfolio may invest in inverse floating rate obligations which are fixed income securities that have coupon rates that vary inversely at a multiple of a designated floating rate, such as London Inter-Bank Offered Rate ("LIBOR"). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater collateralized mortgage obligations ("CMOs") exhibit greater price volatility than the majority of mortgage-related securities. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

FOREIGN SECURITIES. Foreign investments involve certain risks that are not present in domestic securities. Because each of the Portfolios (except the Lazard Small Cap Value Portfolio, BT Small Company Index Portfolio and BT Equity 500 Index Portfolio) may purchase securities denominated in foreign currencies, a change in the value of any such currency against the United States dollar will result in a change in the United States dollar value of a Portfolio's assets and income. In addition, although a portion of a Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in United States dollars. Therefore, if the exchange rate for any such currency declines after a Portfolio's income has been earned and computed in United States dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

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                                   23                        EQ Advisors Trust

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Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by United States or foreign governments or central banks, by currency controls or political developments in the United States or abroad. For example, significant uncertainty surrounds the proposed introduction of the Euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which a Portfolio's assets are denominated may be devalued against the United States dollar, resulting in a loss to the Portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into United States dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in United States and foreign interest rates.

There may be less information publicly available about a foreign issuer than about a United States issuer, and a foreign issuer is not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than United States markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable United States companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to a Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States.
Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

In addition, the economies, markets and political structures of a number of the countries in which the Portfolios can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, Southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

In addition, investment in foreign securities may also include the risk of expropriation by a foreign government.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest

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due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Certain Portfolios may invest in the following types of foreign securities or engage in the following types of transactions related to foreign securities.

BRADY BONDS. The EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, and the JPM Core Bond Portfolio each may invest in "Brady Bonds," which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the United States Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are United States dollar-denominated) and they are actively traded in the over-the-counter ("OTC") secondary market. Each Portfolio will invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the Adviser to that Portfolio.

DEPOSITARY RECEIPTS. Each of the Portfolios (except the Lazard Small Cap Value Portfolio, BT Small Company Index Portfolio and the BT Equity 500 Index Portfolio) may purchase depositary receipts, which are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include ADRs and GDRs and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called "sponsored" programs and ADRs do not involve foreign currency risks, ADRs and other Depositary Receipts are subject to the risks of other investments in foreign securities, as described directly above.

FOREIGN CURRENCY TRANSACTIONS. Each of the Portfolios (except the Lazard Small Cap Value Portfolio, BT Small Company Index Portfolio and BT Equity 500 Index Portfolio) may purchase foreign currency on a spot (or cash) basis. In addition, each of the Portfolios (except the MFS Research Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, BT Small Company Index Portfolio and BT Equity 500 Index Portfolio) may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). Each of the Portfolios (except the MFS Research Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, BT Small Company Index Portfolio and BT Equity 500 Index Portfolio) may also purchase and sell foreign currency futures contracts and may purchase and sell exchange traded call and put options on foreign currency futures contracts and on foreign currencies. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio, EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Merrill Lynch World Strategy Portfolio, JPM Core Bond Portfolio and BT International Equity Index Portfolio may engage in over-the-counter ("OTC") options on foreign currency transactions. The Merrill Lynch World Strategy Portfolio will engage in OTC options on foreign currency transactions only with financial institutions that

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                                   25                        EQ Advisors Trust

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have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The MFS Emerging Growth Companies Portfolio may only enter into forward contracts on currencies in the OTC market. The Advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

Hedging transactions involve costs and may result in losses. Each of the Portfolios (except the MFS Research Portfolio, Lazard Small Cap Value Portfolio, BT Small Company Index Portfolio and BT Equity 500 Index Portfolio) may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in OTC options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the Adviser's opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

FORWARD COMMITMENTS. Each Portfolio (except the Warburg Pincus Small Company Value Portfolio) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price.

HYBRID INSTRUMENTS. The T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

ILLIQUID SECURITIES. The Warburg Pincus Small Company Value Portfolio, Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio each may invest up to 10% of its assets and each of the other Portfolios may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including nonnegotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid, and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, which have been determined by the Board of Trustees to be liquid, will not be considered by the Adviser to be illiquid or not readily marketable and, therefore, are not subject to the 10% or 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The

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liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each Portfolio's Adviser on an ongoing basis, subject to the oversight of the Board of Trustees of the Trust. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio's having more than 10% or 15% of its assets invested in illiquid or not readily marketable securities.

INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES. Each Portfolio may invest in or hold a portion of its total assets in investment grade or, except as noted below, lower quality fixed income securities. The T. Rowe Price International Stock Portfolio, Merrill Lynch Basic Value Equity Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT Equity 500 Index Portfolio and BT International Equity Index Portfolio each may invest in or hold investment grade securities, but not lower quality fixed income securities. Investment grade securities are securities rated Baa or higher by Moody's or BBB or higher by S&P or comparable quality unrated securities. Investment grade securities while normally exhibiting adequate protection parameters, have speculative characteristics, and, consequently, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of such issuers to make principal and interest payments than is the case for higher grade fixed income securities. Lower quality fixed income securities are securities that are rated in the lower categories by NRSROs (i.e., Ba or lower by Moody's and BB or lower by S&P) or comparable quality unrated securities. Such lower quality securities are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. (Each NRSRO's descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information.) Because investment in lower quality securities involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on the Adviser's analysis than would be the case if that Portfolio were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for an Adviser to value accurately certain portfolio securities.

LOAN PARTICIPATIONS. The EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, and JPM Core Bond Portfolio may invest a portion of each of their assets in loan participations and other direct indebtedness. By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants that must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The MFS Emerging Growth Companies Portfolio may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by a company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans and other direct indebtedness acquired by the Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGES AND MORTGAGE-RELATED SECURITIES. The EQ/Putnam Balanced Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio may invest in mortgage-related securities (i.e., mortgage-backed securities). A mortgage-backed security may be an obligation of the issuer backed by a mortgage

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                                   27                        EQ Advisors Trust

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or pool of mortgages or a direct interest in an underlying pool of mortgages.
Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns.

Stripped mortgage-backed securities are created when a United States government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

The JPM Core Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Portfolio will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses.

MUNICIPAL SECURITIES. The Morgan Stanley Emerging Markets Equity Portfolio and the JPM Core Bond Portfolio may invest in municipal securities ("municipals"), which are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by or on behalf of public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

OPTIONS AND FUTURES TRANSACTIONS. Each Portfolio (except the MFS Research Portfolio, Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio) may utilize futures contracts. Futures contracts (a type of potentially high-risk security) enable the investor to buy or sell an asset in the future at an agreed upon price. Each Portfolio (except the MFS Research Portfolio and Lazard Small Cap Value Portfolio) may also write and purchase put and call options. Options (another type of potentially high-risk security) give the purchaser of an option the right, but not the obligation, to buy or sell in the future an asset at a predetermined price during the term of the option. (The writer of a put or call option would be obligated to buy or sell the underlying asset at a predetermined price during the term of the option.) Each Portfolio will write put and call options only if such options are considered to be "covered". A call option on a security is covered, for example, when the writer of the call option owns throughout the option

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period the security on which the option is written (or a security convertible into such a security without the payment of additional consideration). A put option on a security is covered, for example, when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. Each Portfolio that is permitted to invest in futures contracts and related options may utilize such transactions for other than hedging purposes to the extent that aggregate initial margin deposits and premiums paid do not exceed 5% of the Portfolio's net assets. No Portfolio (other than the Warburg Pincus Small Company Value Portfolio) will commit more than 5% of its total assets to premiums when purchasing call or put options. In addition, the total market value of securities against which a Portfolio has written call or put options may not exceed 25% of its total assets. The BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio each may not at any time commit more than 20% of its assets to options and futures contracts. The Warburg Pincus Small Company Value Portfolio may commit up to 10% of its total assets to premiums when purchasing put or call options. The Merrill Lynch Basic
Value Equity Portfolio will not write covered call options on underlying securities exceeding 15% of the value of its total assets. The MFS Emerging Growth Companies Portfolio and Morgan Stanley Emerging Markets Equity Portfolio will not enter a futures contract if the obligations underlying all such futures contracts would exceed 50% of the value of each such Portfolio's total assets. The Warburg Pincus Small Company Value Portfolio may utilize up to 10% of its total assets to purchase exchange-listed and OTC put and call options on stock indexes. The EQ/Putnam Growth & Income Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio, EQ/Putnam Balanced Portfolio, MFS Emerging Growth Companies Portfolio,
Merrill Lynch World Strategy Portfolio, Morgan Stanley Emerging Markets
Equity Portfolio and JPM Core Bond Portfolio may engage in OTC put and call option transactions. Options traded in the OTC market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to such options. Such OTC options, and the securities used as "cover" for such options, may be considered illiquid securities.

Each Portfolio may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities and to adjust the duration of fixed income investments. Each Portfolio may purchase, sell, or write call and put options and futures contracts on securities, financial indices, and foreign currencies and options on futures contracts.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the extremely high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract or an OTC option and the resulting inability to close a futures position or OTC option prior to its maturity date.

PASSIVE FOREIGN INVESTMENT COMPANIES. The T. Rowe Price International Stock Portfolio, EQ/Putnam International Equity Portfolio and Morgan Stanley Emerging Markets Equity Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in passive foreign investment companies also involve the risk of foreign securities, as described above.

PAYMENT-IN-KIND BONDS. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Balanced Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and JPM Core Bond Portfolio may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest

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in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements with qualified and Board approved banks, broker-dealers or other financial institutions as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

REVERSE REPURCHASE AGREEMENTS. The Morgan Stanley Emerging Markets Equity Portfolio, Lazard Large Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio may each enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the custodian a separate account with a segregated portfolio of unencumbered liquid assets in an amount at least equal to its purchase obligations under these agreements. If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. See "Borrowing" for more information concerning restrictions on borrowing by each Portfolio.

SECURITIES LOANS. The T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, MFS Research Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and JPM Core Bond Portfolio may each seek to earn additional income by making secured loans of portfolio securities with a value up to 33 1/3% of their respective total assets. The MFS Emerging Growth Companies Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio may lend portfolio securities in an amount up to 30% of their respective total assets. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam Balanced Portfolio may lend portfolio securities in an amount up to 25% of their respective total assets. The Merrill Lynch Basic Value Equity Portfolio, Merrill Lynch World Strategy Portfolio and Warburg Pincus Small Company Value Portfolio may each lend portfolio securities in an amount up to 20% of their respective total assets. The Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio may each lend portfolio securities in an amount up to 10% of their respective total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or highgrade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially. Further information concerning each Portfolio's fundamental policy with respect to loans is provided in the Statement of Additional Information.

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SHORT SALES AGAINST THE BOX. The Warburg Pincus Small Company Value Portfolio
and Morgan Stanley Emerging Markets Equity Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. Each Portfolio will deposit, in a segregated account with its custodian or a qualified subcustodian, the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Each Portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of a Portfolio's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. The extent to which a Portfolio may make short sales may be limited by Code requirements for qualification as a regulated investment company.

SMALL COMPANY SECURITIES. The EQ/Putnam International Equity Portfolio, EQ/Putnam Balanced Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Warburg Pincus Small Company Value Portfolio, Lazard Small Cap Value Portfolio and BT Small Company Index Portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these Portfolios may involve a greater degree of risk than an investment in other Portfolios that seek capital appreciation by investing in better known, larger companies.

STRUCTURED NOTES. The Morgan Stanley Emerging Markets Equity Portfolio may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Portfolio to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SWAPS. The Morgan Stanley Emerging Markets Equity Portfolio, JPM Core Bond Portfolio and BT International Equity Index Portfolio may each invest in swap contracts, which are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, United States Government securities, or high grade debt obligations. No Portfolio will enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Trust's Board of Trustees. The swap market has grown substantially in recent years with a large number

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                                    31                       EQ Advisors Trust

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of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include more recent innovations for which standardized documentation has not yet been fully developed are less liquid than "traditional" swaps. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

UNITED STATES GOVERNMENT SECURITIES. Each Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the United States Government, its agencies or instrumentalities ("United States Government securities"). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. United States Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the United States Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., the Tennessee Valley Authority).

WARRANTS. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This effect enables the investor to gain exposure to the underlying security with a relatively low capital investment but increases an investor's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.

ZERO-COUPON BONDS. The EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Balanced Portfolio, Morgan Stanley Emerging Markets Equity Portfolio and JPM Core Bond Portfolio may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to investors in such instruments. Thus, each Portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

PORTFOLIO TURNOVER. The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." Each new Portfolio's turnover rate is not expected to exceed 100% during its first year of operation. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be born by the Portfolio and its shareholders and increases realized gains and losses. See "Financial Highlights" above for the actual portfolio turnover rates of the Portfolios through December 31, 1997, and also see "Dividends, Distributions and Taxes" below.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Board of Trustees of the Trust provides broad supervision over the business and affairs of the Portfolios and the Trust as provided in the Trust's Amended and Restated Declaration of Trust and By-Laws.

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THE MANAGER

The Trust is managed by EQ Financial Consultants, Inc. which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). It is located at 1290 Avenue of the Americas, New York, New York 10104. Besides its activities with respect to the Trust, the Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other business entities. The Manager is a Delaware corporation and an indirect, wholly-owned subsidiary of Equitable Life, a New York stock life insurance company.

The Manager is responsible for providing general management services to the Trust and in the exercise of such responsibility selects, subject to review and approval by the Trustees, the investment advisers for the Trust's Portfolios and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Trust with various federal and state statutes, and carries out the directives of the Board of Trustees. The Manager is responsible for providing the Trust with office space, office equipment, and personnel necessary to operate the Trust's business, and also supervises the provision of services by third parties such as the Trust's custodian and administrator.

As compensation for managing the T. Rowe Price Equity Income Portfolio, EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio, EQ/Putnam Balanced Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, Merrill Lynch Basic Value Equity Portfolio and Lazard Large Cap Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .55% of the respective Portfolio's average daily net assets. As compensation for managing the T. Rowe Price International Stock Portfolio, the Trust pays the Manager a monthly fee at the annual rate of
 .75% of the Portfolio's average daily net assets. As compensation for managing the EQ/Putnam International Equity Portfolio and Merrill Lynch World Strategy Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .70% of the respective Portfolio's average daily net assets. As compensation for managing the Morgan Stanley Emerging Markets Equity Portfolio, the Trust pays the Manager a monthly fee at the annual rate of 1.15% of the Portfolio's average daily net assets. As compensation for managing the Warburg Pincus Small Company Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .65% of the Portfolio's average daily net assets. As compensation for managing the Lazard Small Cap Value Portfolio, the Trust pays the Manager a monthly fee at the annual rate of
 .80% of the Portfolio's average daily net assets. As compensation for managing the JPM Core Bond Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .45% of the Portfolio's average daily net assets. As compensation for managing the BT Small Company Index Portfolio and the BT Equity 500 Index Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .25% of the respective Portfolio's average daily net assets. As compensation for managing the BT International Equity Index Portfolio, the Trust pays the Manager a monthly fee at the annual rate of .35% of the Portfolio's average daily net assets. The Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio.

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing annual and semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information, all to the extent they are sent to existing Contract owners; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. As discussed in greater detail below, under "Distribution of the Trust's Shares," the Class IB shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of its shares.

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                                   33                        EQ Advisors Trust

THE ADVISERS

Pursuant to an investment advisory agreement with the Manager, each Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith.

For its services, the Manager pays each Adviser an advisory fee based on a percentage of the average daily net assets of the Portfolio that it advises. Monthly, with respect to each Portfolio, each Adviser is paid the pro rata portion of an annual fee, based on the monthly average of the assets of the Portfolio for which it serves as the Adviser. The Manager will retain, as compensation for the services described under "The Manager" and to pay its expenses, the difference between the fees paid to each Adviser and the management fee of the applicable Portfolio. Each Adviser has agreed that once the Portfolio has paid the Manager its management fee the Adviser will look only to the Manager as the party responsible for making the payment of its advisory fee.

The Advisers are employed for management of the assets of a Portfolio pursuant to investment advisory agreements approved by the Board of Trustees of the Trust (including a majority of certain Trustees who are not interested persons of the Trust or the Manager), and an Adviser's services may be terminated at any time by the Manager, the Board of Trustees, or the shareholders of an affected Portfolio.

The Trust has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new Adviser or Advisers for any Portfolio pursuant to the terms of a new Advisory Agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any Advisory Agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the Adviser that normally is provided in the Prospectus.

T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, has been the Adviser to the T. Rowe Price Equity Income Portfolio since the Portfolio commenced its operations. As compensation for services as the Portfolio's Adviser, the Manager pays T. Rowe Price a monthly fee at an annual rate equal to .40% of the Portfolio's average daily net assets.

T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in 1937. As of December 31, 1997, T. Rowe Price and its affiliates managed more than $126 billion of assets. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds. Investment decisions with respect to the T. Rowe Price Equity Income Portfolio are made by an Investment Advisory Committee composed of the following members: Brian C. Rogers, Chairman, Thomas H. Broadus, Jr., Richard P. Howard, and William J. Stromberg. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

Rowe Price-Fleming International, Inc. ("Price-Fleming"), 100 East Pratt Street, Baltimore, MD 21202, has been the Adviser to the T. Rowe Price International Stock Portfolio since the Portfolio commenced its operations. As compensation for services as the Portfolio's Adviser, the Manager pays Price-Fleming a monthly fee at an annual rate equal to: .75% of the Portfolio's average daily net assets up to and including $20 million; .60% of the Portfolio's average daily net assets over $20 million and up to and including $50 million; and .50% of the Portfolio's average daily net assets in excess of $50 million.

Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). As of December 31, 1997, Price-Fleming managed the United States dollar equivalent of approximately $30 billion. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. Flemings is a diversified

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EQ Advisors Trust                    34
investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lumpur, South Korea and Taiwan. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

Investment decisions with respect to the T. Rowe Price International Stock Portfolio are made by an investment advisory group composed of the following members: Martin G. Wade, Mark B. Smith, Mark J. T. Edwards, John R. Ford, James B. M. Seddon and David J. L. Warren. Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service and investment management. (Fleming Group includes Flemings and/or Jardine Fleming.) Mark Edwards joined Price-Fleming in 1986 and has 16 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 18 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 11 years of experience in investment management. David Warren joined Price-Fleming in 1984 and has 17 years of experience in equity research, fixed income research and portfolio management.

Putnam Investment Management, Inc. ("Putnam Management") has been the Adviser to the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam Balanced Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam Balanced Portfolio, the Manager pays Putnam Management a monthly fee at an annual rate equal to: .50% of the respective Portfolio's average daily net assets up to and including $150 million; .45% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million. As compensation for services as the EQ/Putnam International Equity Portfolio's Adviser, the Manager pays Putnam Management a monthly fee at an annual rate equal to: .65% of the Portfolio's average daily net assets up to and including $150 million; .55% of the Portfolio's average daily net assets over $150 million and up to and including $300 million; and .45% of the Portfolio's average daily net assets in excess of $300 million.

Putnam Management has been managing mutual funds since 1937. Putnam Management is located at One Post Office Square, Boston, MA 02109. As of December 31, 1997, Putnam Management and its affiliates managed more than $235 billion of assets. Putnam Management is a subsidiary of Putnam Investments, Inc. which, other than a minority of shares owned by employees, is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Anthony I. Kreisel has been responsible for the day to day management of the EQ/Putnam Growth & Income Value Portfolio since the Portfolio commenced operations, which includes investment decisions made on behalf of the Portfolio. Mr. Kreisel has been employed by Putnam Management as an investment professional since 1986. Justin Scott is responsible for the day to day management of the EQ/Putnam International Equity Portfolio, which includes investment decisions made on behalf of the Portfolio. Mr. Scott has been employed by Putnam Management as an investment professional since 1988. Ms. C. Beth Cotner and Messrs. Richard England, Manuel Weiss Herrero and David J. Santos are responsible for the day to day management of the EQ/Putnam Investors Growth Portfolio, which includes investment decisions made on behalf of the Portfolio. Ms. Cotner has been employed by Putnam Management as an investment professional since 1995. Prior to 1995, Ms. Cotner was Executive Vice President of Kemper Financial Services. Mr. England has been employed by Putnam Management as an investment professional since December, 1992. Prior to December, 1992, Mr. England was an investment officer at Aetna Equity Investors. Mr. Herrero has been employed by Putnam Management as an investment professional since 1987. Mr. Santos has been employed by Putnam Management as an investment professional since 1988. Messrs. Edward P. Bousa, David L. Waldman, James M. Prusko and Jeffrey J. Kobylarz are responsible for the day to day management of the EQ/Putnam Balanced Portfolio, which

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                                    35                       EQ Advisors Trust
includes investment decisions made on behalf of the Portfolio. Mr. Bousa has been employed by Putnam Management as an investment professional since
October, 1992. Prior to October, 1992, Mr. Bousa was Vice President and Portfolio Manager at Fidelity Investments. Mr. Waldman has been employed by Putnam Management as an investment professional since 1997. Mr. Prusko has been employed by Putnam Management as an investment professional since 1992. Mr. Kobylarz has been employed by Putnam Management as an investment professional since 1993.

Massachusetts Financial Services Company ("MFS") has been the Adviser to the MFS Research Portfolio and the MFS Emerging Growth Companies Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to each of those Portfolios, the Manager pays MFS a monthly fee at an annual rate equal to: .40% of the respective Portfolio's average daily net assets up to and including $150 million; .375% of the respective Portfolio's average daily net assets over $150 million and up to and including $300 million; and .35% of the respective Portfolio's average daily net assets in excess of $300 million.

MFS is America's oldest mutual fund organization. MFS is located at 500 Boylston Street, Boston, MA 02116. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 1997, MFS managed more than $70.2 billion on behalf of over 2.7 million investors accounts. MFS is a subsidiary of Sun Life of Canada (United States) Financial Services Holdings Inc., which, in turn, is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada. The portfolio securities of the MFS Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The assets of the MFS Research Portfolio are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objectives of the MFS Research Portfolio within their assigned industry responsibility. Since it commenced operations the MFS Emerging Growth Companies Portfolio has been managed by John W. Ballen, an Executive Vice President of MFS, who has been employed by the Adviser as a portfolio manager since 1984, and Toni K. Shimura, a Vice President of MFS, who has been employed as a portfolio manager by the Adviser since 1987.

Morgan Stanley Asset Management Inc. ("MSAM") has been the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio since the Portfolio commenced operations. MSAM is located at 1221 Avenue of the Americas, New York, NY 10020. As compensation for services as the Portfolio's Adviser, the Manager pays MSAM a monthly fee at an annual rate equal to: 1.15% of the Portfolio's average daily net assets up to and including $100 million; .90% of the Portfolio's average daily net assets over $100 million and up to and including $150 million; .80% of the Portfolio's average daily net assets over $150 million and up to and including $200 million; .60% of the Portfolio's average daily net assets over $200 million and up to and including $500 million; and .40% of the Portfolio's average daily net assets in excess of $500 million.

MSAM conducts a worldwide investment management business, providing a broad range of portfolio management services to customers in the United States and abroad. MSAM serves as an investment adviser to numerous open-end and closed-end investment companies. As of December 31, 1997, MSAM, together with its affiliated institutional investment management companies, had approximately $146 billion in assets under management and fiduciary care. In 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. completed a merger to form Morgan Stanley, Dean Witter & Co. , a preeminent financial services company that maintains leading market positions in each of its three primary businesses -securities, asset management and credit services.

Madhav Dhar has been responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Mr. Dhar is a Managing Director of MSAM and Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Mr. Dhar joined MSAM in 1984. Mr. Robert Meyer is also responsible for the day to day management of the Morgan Stanley Emerging Markets Equity Portfolio. Mr. Meyer

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EQ Advisors Trust                    36
joined MSAM in 1989, is a Managing Director of MSAM and Morgan Stanley and has primary responsibility for MSAM's equity investments in Latin America. Prior to joining MSAM's Latin American Group, Mr. Meyer worked in MSAM's U.S. Equity Group.

Warburg Pincus Asset Management, Inc. ("WPAM") has been the Adviser to the Warburg Pincus Small Company Value Portfolio since the Portfolio commenced operations. WPAM is located at 466 Lexington Avenue, New York, New York 10017-3147. As compensation for services as the Portfolio's Adviser, the Manager pays WPAM a monthly fee at an annual rate equal to .50% of the Portfolio's average daily net assets.

WPAM is a professional investment advisory firm that provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, WPAM managed approximately $19.7 billion in assets. WPAM, incorporated in 1970, is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), a New York partnership which has no business other than being a holding company of WPAM and its affiliates. Lionel Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and WPAM.

Kyle F. Frey, a senior vice president of WPAM, has been responsible for the day to day management of Warburg Pincus Small Company Value Portfolio's securities portfolio since the Portfolio commenced operations. Mr. Frey has been with WPAM since 1989.

Merrill Lynch Asset Management, L.P. ("MLAM") has been the Adviser to the Merrill Lynch World Strategy Portfolio and the Merrill Lynch Basic Value Equity Portfolio since each Portfolio commenced operations. MLAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08543-9011. As compensation for services as the Merrill Lynch World Strategy Portfolio's Adviser, the Manager pays MLAM a monthly fee at an annual rate equal to: .50% of the Portfolio's average daily net assets up to and including $100 million; .45% of the Portfolio's average daily net assets over $100 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million. As compensation for services as the Merrill Lynch Basic Value Equity Portfolio's Adviser, the Manager pays MLAM a monthly fee at an annual rate equal to: .40% of the Portfolio's average daily net assets up to and including $100 million; .375% of the Portfolio's average daily net assets over $100 million and up to and including $300 million; and .35% of the Portfolio's average daily net assets in excess of $300 million.

MLAM is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The general partner of MLAM is Princeton Services, Inc., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. MLAM and its affiliates act as the manager for more than 100 registered investment companies. MLAM also offers portfolio management and portfolio analysis services to individuals and institutions. As of December 31, 1997, the Adviser and its affiliates had a total of approximately $278 billion in investment company and other portfolio assets under management, including assets of certain affiliates of MLAM.

Thomas R. Robinson is the portfolio manager of the Merrill Lynch World Strategy Portfolio. Mr. Robinson has served as a Senior Portfolio Manager of MLAM since 1995. Mr. Robinson has been primarily responsible for the day to day management of the Portfolio's securities portfolio since it commenced operations. Kevin Rendino is the portfolio manager of the Merrill Lynch Basic Value Equity Portfolio. Mr. Rendino has been a Vice President of MLAM since 1993 and was a Senior Research Analyst of MLAM from 1990 to 1992. Mr. Rendino has been primarily responsible for the day to day management of the Portfolio's securities portfolio since it commenced operations.

Lazard Asset Management ("LAM") has been the Adviser to the Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the Lazard Large Cap Value Portfolio, the Manager pays LAM a monthly fee at an annual rate equal to: .425% of the Portfolio's average daily net assets up to and including $50 million; .40% of the Portfolio's average daily net assets over $50 million and up to and including $250 million; .375% of the Portfolio's average daily net assets over $250 million and up to and including $400 million; and .35% of the Portfolio's average daily net assets in excess of $400 million. As compensation for services as the Adviser to the Lazard Small Cap Value Portfolio, the Manager pays LAM a monthly fee at an

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                                    37                       EQ Advisors Trust
annual rate equal to: .65% of the Portfolio's average daily net assets up to and including $250 million; .55% of the Portfolio's average daily net assets over $250 million and up to and including $500 million; and .50% of the Portfolio's average daily net assets in excess of $500 million.

LAM is a division of Lazard Fr|f4res & Co. LLC ("Lazard Fr|f4res"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Midwest Stock
Exchanges. Lazard Fr|f4res, 30 Rockefeller Plaza, New York, New York 10112, provides its clients with a wide variety of investment banking and related services, including investment management. It is a major underwriter of corporate securities, conducts a broad range of trading and brokerage activities in corporate and governmental bonds and stocks and acts as a financial adviser to utilities. LAM and its affiliates provide investment management services to client discretionary accounts with assets as of December 31, 1997 totaling approximately $53.0 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to the Portfolios.

Herbert W. Gullquist and Michael S. Rome have been responsible for the day to day management of the Lazard Large Cap Value Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Eileen Alexanderson, Herbert W. Gullquist, Bradley Purcell, Michael S. Rome and Leonard M. Wilson have been responsible for the day to day management of the Lazard Small Cap Value Portfolio, which includes investment decisions made on behalf of the Portfolio, since the Portfolio commenced operations. Ms. Alexanderson is a Managing Director of the Adviser and has been with the Adviser since 1979. Mr. Gullquist is a Managing Director of the Adviser and has been with the Adviser since 1982. Mr. Purcell is a Vice President of the Adviser and has been with the Adviser since 1991. Mr. Rome is also a Managing Director of the Adviser and has been with the Adviser since 1991. Mr. Wilson is a Director of the Adviser and has been with the Adviser since 1988.

J.P. Morgan Investment Management Inc. ("J.P. Morgan") has been the Adviser to the JPM Core Bond Portfolio since the Portfolio commenced operations. As compensation for services as the Adviser to the JPM Core Bond Portfolio, the Manager pays J.P. Morgan a monthly fee at an annual rate equal to: .30% of the Portfolio's average daily net assets up to and including $125 million;
 .25% of the Portfolio's average daily net assets over $125 million and up to and including $200 million; .22% of the Portfolio's average daily net assets over $200 million and up to and including $350 million; and .15% of the Portfolio's average daily net assets in excess of $350 million.

J.P. Morgan is a Delaware corporation and a registered investment adviser. It is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("JPM & Co."), a bank holding company organized under the laws of the state of Delaware. JPM & Co. through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management as of December 31, 1997 of over $255 billion. In particular, J.P. Morgan, 522 Fifth Avenue, New York, New York 10036, provides investment management services to public, corporate and union employee benefit plans, as well as foundations, endowments, insurance companies, state and local governments and their agencies, and affiliates of J.P. Morgan.

J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. For fixed income portfolios, this process focuses on the systematic analysis of real interest rates, sector diversification and quantitative and credit analysis. The portfolio managers making investments work in conjunction with fixed income, credit, capital markets and economic research analysts, as well as traders and administrative officers. The following persons have been primarily responsible for the day to day management and implementation of J.P. Morgan's process for the Portfolio, since the Portfolio commenced operations: Paul L. Zemsky and Robert J. Teatom. Mr. Zemsky is a Managing Director of J.P. Morgan and a portfolio manager specializing in quantitative techniques. Mr. Zemsky joined J.P. Morgan in 1985. Robert J. Teatom is a Managing Director of J.P. Morgan and Co-head of its U.S. Fixed Income Group. Mr. Teatom joined J.P. Morgan in 1975.

Bankers Trust Company ("Bankers Trust") has been the Adviser to the BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio since each Portfolio commenced operations. As compensation for services as the Adviser to the BT Small Company Index

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EQ Advisors Trust                    38

Portfolio and BT Equity 500 Index Portfolio, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .05% of the respective Portfolio's average daily net assets. As compensation for services as the Adviser to the BT International Equity Index Portfolio, the Manager pays Bankers Trust a monthly fee at an annual rate equal to .15% of the Portfolio's average daily net assets.

Bankers Trust is a New York banking corporation with executive offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006. Bankers Trust is a wholly-owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Investment management is a core business of Bankers Trust built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $317.8 billion in assets under management as of December 31, 1997.

THE ADMINISTRATOR

Pursuant to an agreement ("Mutual Funds Service Agreement"), Chase Global Funds Services Company (the "Administrator") assists the Manager in the performance of its administrative responsibilities to the Trust and provides the Trust with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. For these services, the Trust pays the Administrator a monthly fee at the annual rate of .0525 of 1% of the total Trust assets, plus $25,000 for each Portfolio, until the total Trust assets reach $2.0 billion, and when the total Trust assets exceed $2.0 billion: .0425 of 1% of the next $0.5 billion of the total Trust assets; .035 of 1% of the next $2.0 billion of the total Trust assets; .025 of 1% of the next $1.0 billion of the total Trust assets;
 .015 of 1% of the next $2.5 billion of the total Trust assets; .01 of 1% of the total Trust assets in excess of $8.0 billion; provided, however, that the annual fee payable to Chase with respect to any Portfolio which commences operations after July 1, 1997 and whose assets do not exceed $200 million shall be computed at the annual rate of .0525% of 1% of the Portfolio's total assets plus $25,000.

THE TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent of the Trust and receives no compensation for serving in such capacity.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting expenses of the Portfolios, the Manager has entered into an expense limitation agreement with the Trust, with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extradorinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to: .60% of the respective average daily net assets of the T.Rowe Price Equity Income, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, MFS Research,
MFS Emerging Growth Companies and Merrill Lynch Basic Value Equity
Portfolios; .65% of the respective average daily net assets of the EQ/Putnam Balanced and Lazard Large Cap Value Portfolios; .75% of the Warburg Pincus Small Company Value Portfolio's average daily net assets; .95% of the respective average daily net assets of the T. Rowe Price International Stock, EQ/Putnam International Equity, Merrill Lynch World Strategy and Lazard Small Cap Value Portfolios; 1.50% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets; .55% of the respective average daily net assets of the JPM Core Bond and BT International Equity Index Portfolios;
 .35% of the average daily net assets of the BT Small Company Index Portfolio; and .30% of the average daily net assets of the BT Equity 500 Index
Portfolio.

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                                    39                       EQ Advisors Trust

Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

BROKERAGE PRACTICES

In selecting brokers and dealers, the Manager and each Adviser may consider research and brokerage services furnished to either company and their affiliates. Subject to seeking the most favorable net price and execution available, the Manager and each Adviser may also consider sales of shares of the Trust as a factor in the selection of brokers and dealers.

TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable Life acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. T. Rowe Price and Price-Fleming, the Advisers to the T. Rowe Price International Stock and T. Rowe Price Equity Income Portfolios, may execute portfolio transactions through certain affiliates of Fleming and Jardine Fleming, which are persons indirectly related to the Advisers, acting as an agent in accordance with procedures established by the Trust's Board of Trustees. MLAM, the Adviser to the Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, may execute portfolio transactions through certain affiliates of MLAM. MSAM, the Adviser to the Morgan Stanley Emerging Markets Equity Portfolio, may execute portfolio transactions through certain affiliates of MSAM. LAM, the Adviser to the Lazard Large Cap Value Portfolio, and Lazard Small Cap Value Portfolio, may execute portfolio transactions through certain affiliates of LAM. J.P. Morgan, the Adviser to the JPM Core Bond Portfolio, may execute portfolio transactions through certain affiliates of J.P. Morgan. Bankers Trust, the Adviser to BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio, may execute portfolio transactions through certain affiliates of Bankers Trust.

The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with an affiliate of the Manager or Advisers unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust does not consider broker-dealer affiliates of an Adviser to one Portfolio to be an affiliate of the Advisers to other Portfolios for which such Adviser does not provide investment advice. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commission it pays to affiliates of the Manager or Advisers does not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by a rule under the 1940 Act, in a public offering in which an affiliate of the Manager or Advisers is an underwriter.

YEAR 2000

Like other mutual funds, the Trust and the service providers for the Trust and each of its Portfolios rely heavily on the reasonably consistent operation of their computer systems. Many software programs and certain computer hardware in use today, cannot properly process information after December 31, 1999

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EQ Advisors Trust                    40
because of the method by which dates are encoded and calculated in such programs and hardware. This problem, commonly referred to as the "Year 2000 Issue," could, among other things, negatively impact the processing of trades, the distribution of securities, the pricing of securities and other investment-related and settlement activities. The Trust is currently obtaining information with respect to the actions that have been taken and the actions that are planned to be taken by each of its service providers to prepare their computer systems for the Year 2000. While the Trust expects that each of the Trust's service providers will have adapted their computer systems to address the Year 2000 Issue, there can be no assurance that this will be the case or that the steps taken by the Trust will be sufficient to avoid any adverse impact to the Trust and each of its Portfolios.

DESCRIPTION OF THE TRUST AND TRUST'S SHARES

THE TRUST

The Trust is a registered open-end management investment company that was organized as a Delaware business trust on October 31, 1996. The Trust currently is divided into eighteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional portfolios and additional classes of shares.

CHARACTERISTICS OF TRUST'S SHARES

The Board of Trustees of the Trust has authority to issue an unlimited number of shares of beneficial interest, without par value. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees of the Trust has determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Amended and Restated Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management or advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments made to the Distributors for the Class IB shares, pursuant to the Distribution Plan for the Class IB shares adopted pursuant to Rule 12b-1 under the 1940 Act. As of March 31, 1998, Equitable Life owned 100% of the outstanding shares of the Trust.

PURCHASE AND REDEMPTION OF SHARES

EQ Financial, 1290 Avenue of the Americas, New York, New York, 10104, formerly Equico Securities, Inc., a wholly-owned subsidiary of Equitable Life, serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. EDI, 1290 Avenue of the Americas, New York, New York, 10104, a Delaware corporation and an indirect wholly-owned subsidiary of Equitable Life also serves as one of the Distributors for the Trust's Class IB shares pursuant to a distribution agreement with the Trust. Class IB shares are offered and redeemed without a sales charge, at net asset

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                                   41                        EQ Advisors Trust
value. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in or redeeming from the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of outstanding shares of that Portfolio. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Net asset value per share is not calculated on national business holidays.

The Trust also has distribution agreements for its Class IA shares with EQ Financial and EDI pursuant to which each of them acts as the Distributor for the Class IA shares of the Trust.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the Distributors from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributors will be used to defray various costs incurred or paid by the Distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the Distribution Agreements, payments to the Distributors for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio attributable to its Class IB shares. Under terms of the Distribution Plan and the Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributors which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the Distributors. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributors have indicated that they expect their expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Trust Class IB shares;
(d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributors determine is primarily intended to result in the sale of Class IB shares.

All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for each Portfolio. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Trust may suspend redemption, if permitted by the 1940 Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the

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EQ Advisors Trust                    42
protection of the Trust's shareholders. If the Board of Trustees determines that it would be detrimental to the best interest of the Trust's remaining shareholders to make payment in cash, the Trust may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows:

   o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

   o Foreign securities not traded directly in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into United States dollars at the bid price last quoted by a composite list of major United States banks.

   o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees of the Trust using its best judgment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall be treated as a regulated investment company ("RIC") under Subchapter M of the Code. As a RIC, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company that is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is, nevertheless, incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected.

In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio. In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Code, each Portfolio will also comply with the investment diversification requirements of Subchapter L of the Code. Should any Portfolio fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the Administrator and the Manager.

Certain additional tax information appears in the Statement of Additional Information.

For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those Contracts.

PERFORMANCE INFORMATION

From time to time, the Trust may advertise the "average annual or cumulative total return" and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return

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                                   43                        EQ Advisors Trust
over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Contracts. Performance figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The methods used to calculate "average annual and cumulative total return" are described further in the Statement of Additional Information.

The total return on Class IB shares of each Portfolio for the period from May 1, 1997 (unless otherwise noted) to December 31, 1997 was as follows:

                     PORTFOLIO                       TOTAL RETURN*
T. Rowe Price International Stock Portfolio .......       (1.49)%
T. Rowe Price Equity Income Portfolio..............       22.11%
EQ/Putnam Growth & Income Value Portfolio .........       16.23%
EQ/Putnam International Equity Portfolio ..........        9.58%
EQ/Putnam Investors Growth Portfolio...............       24.70%
EQ/Putnam Balanced Portfolio.......................       14.38%
MFS Research Portfolio.............................       16.07%
MFS Emerging Growth Companies Portfolio............       22.42%
Morgan Stanley Emerging Markets Equity
 Portfolio**.......................................      (20.16)%
Warburg Pincus Small Company Value Portfolio ......       19.15%
Merrill Lynch World Strategy Portfolio.............        4.70%
Merrill Lynch Basic Value Equity Portfolio ........       16.99%

------------
*      The total return is not annualized.
**     For the period from August 20, 1997 (inception) to December 31, 1997.

Total return information is not provided for the Lazard Large Cap Value, Lazard Small Cap Value, JPM Core Bond, BT Small Company Index, BT International Equity Index and BT Equity 500 Index Portfolios because they had no operations as of December 31, 1997 except for the issuance of Class IB shares. In addition, total return information is not provided for Class IA shares of the Trust as no Class IA shares were issued as of December 31, 1997.

The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period. Such performance does not reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.

PRIOR PERFORMANCE OF EACH ADVISER

The following tables provide information concerning the historical performance of another registered investment company (or series) or other institutional private account managed by each Adviser, that has investment objectives, policies, strategies and risks substantially similar to those of the respective Portfolio(s) of the Trust for which it serves as Adviser. The data is provided to illustrate the past performance of each Adviser in managing a substantially similar investment vehicle as measured against specified market indices and does not represent the past performance of any of the Portfolios or the future

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EQ Advisors Trust                    44
performance of any Portfolio or its Adviser. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Portfolio of the Trust or of its Adviser.

Each Adviser's performance data shown below for other registered investment companies or series thereof was calculated in accordance with standards prescribed by the SEC for the calculation of average annual total return information for registered investment companies. Share prices and investment returns will fluctuate reflecting market conditions as well as changes in company-specific fundamentals of portfolio securities. Composite performance data relating to the historical performance of institutional private accounts managed by the relevant Adviser was calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR") retroactively applied to all time periods. All returns present were calculated on a total return basis and include all losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the relevant Adviser's institutional private accounts, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. The Composite includes all actual, fee-paying, discretionary institutional private accounts managed by the relevant Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the relevant Portfolio. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns.

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                                   45                        EQ Advisors Trust

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., T. Rowe Price International Stock Fund, which is managed by Rowe Price-Fleming International, Inc., and whose investment policies are substantially similar to the T. Rowe Price International Stock Portfolio. However, the T. Rowe Price International Stock Fund will be subject to different expenses than the T. Rowe Price International Stock Portfolio. In addition, holders of variable insurance contracts representing interests in the T. Rowe Price International Stock Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expense.

The investment results of T. Rowe Price International Stock Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the T. Rowe Price International Stock Portfolio or an individual investor investing in the T. Rowe Price International Stock Portfolio.

                        T. ROWE PRICE
                     INTERNATIONAL STOCK   MSCI EAFE
YEAR ENDED 12/31/97        FUND(1)         INDEX(2)
-------------------  ------------------- -----------
One Year(3) ........         2.70%            1.78%
Five Years(3) ......        13.03%           11.39%
Ten Years(3) .......        10.62%            6.25%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.
(3) Annualized performance for the shares of the T. Rowe Price International Stock Fund.

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EQ Advisors Trust                    46

T. ROWE PRICE EQUITY INCOME PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., T. Rowe Price Equity Income Fund, which is managed by T. Rowe Price Associates, Inc., and whose investment policies are substantially similar to the T. Rowe Price Equity Income Portfolio. However, the T. Rowe Price Equity Income Fund will be subject to different expenses than the T. Rowe Price Equity Income Portfolio. In addition, holders of variable insurance contracts representing interests in the T. Rowe Equity Income Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of T. Rowe Price Equity Income Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the T. Rowe Price Equity Income Portfolio or an individual investor investing in the T. Rowe Price Equity Income Portfolio.

                        T. ROWE PRICE
                        EQUITY INCOME      S&P 500
YEAR ENDED 12/31/97        FUND(1)        INDEX(2)
-------------------  ------------------- ---------
One Year(3).........        28.82%          33.36%
Five Years(3).......        19.99%          20.27%
Ten Years(3)........        16.99%          18.05%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The S&P 500 Index ("S & P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S & P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(3) Annualized performance for the shares of the T. Rowe Price Equity Income Fund. The investment advisory fee applicable to the T. Rowe Price Equity Income Fund was capped at the maximum state-allowed fee in 1987.

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                                   47                        EQ Advisors Trust

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

The table below sets forth performance history for another registered investment company, i.e., the Putnam Growth & Income Fund II, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Growth & Income Value Portfolio. Putnam Growth & Income Fund II will be subject to different expenses than the EQ/Putnam Growth & Income Value Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam Growth & Income Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of Putnam Growth & Income Fund II presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Growth & Income Value Portfolio or an individual investor investing in the EQ/Putnam Growth & Income Value Portfolio.

                       PUTNAM GROWTH & INCOME FUND     S&P 500
YEAR ENDED 12/31/97               II(1)               INDEX(2)
-------------------  ------------------------------- ---------
One Year(3) ........              24.86%                33.36%
Since inception(3)                26.54%                31.19%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The S&P 500 Index ("S & P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S & P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(3) Annualized performance for the Class A shares of the Putnam Growth & Income Fund II. The inception date for the Putnam Growth & Income Fund II was January 5, 1995. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.

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EQ Advisors Trust                    48

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

The table below sets forth performance history for another registered investment company, i.e., the Putnam International Growth Fund, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam International Equity Portfolio. Putnam International Growth Fund will be subject to different expenses than the EQ/Putnam International Equity Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam International Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of Putnam International Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam International Equity Portfolio or an individual investor investing in the EQ/Putnam International Equity Portfolio.

                     PUTNAM INTERNATIONAL GROWTH   MSCI EAFE
YEAR ENDED 12/31/97            FUND(1)             INDEX(2)
-------------------  --------------------------- -----------
One Year(3) ........            17.78%                1.78%
Five Years(3) ......            17.59%               11.39%
Since inception(3)              12.43%                6.93%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.
(3) Annualized performance for the Class A shares of the Putnam International Growth Fund. The inception date of the Class A shares of the Putnam International Growth Fund was March, 1991. The Class A shares are subject to a front-end sales charge of up to 5.75%.

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                                   49                        EQ Advisors Trust

EQ/PUTNAM INVESTORS GROWTH PORTFOLIO

The table below sets forth performance history for another registered investment company, i.e., the Putnam Investors Fund, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Investors Growth Portfolio. Putnam Investors Fund will be subject to different expenses than the EQ/Putnam Investors Growth Portfolio. In addition, holders of the variable insurance contracts representing interests in EQ/Putnam Investors Growth Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of Putnam Investors Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Investors Growth Portfolio or an individual investor investing in the EQ/Putnam Investors Growth Portfolio.

                        PUTNAM INVESTORS      S&P 500
YEAR ENDED 12/31/97          FUND(1)         INDEX(2)
-------------------  ---------------------- ---------
One Year(3) ........          34.49%           33.36%
Five Years(3) ......          20.71%           20.27%
Ten Years(3) .......          17.40%           18.05%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The S&P 500 Index ("S & P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S & P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(3) Annualized performance for the Class A shares of the Putnam Investors Fund. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.

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EQ Advisors Trust                    50

EQ/PUTNAM BALANCED PORTFOLIO

The table below sets forth performance history for another registered investment company, i.e., The George Putnam Fund of Boston, which is managed by Putnam Investment Management, Inc., and whose investment policies are substantially similar to those of EQ/Putnam Balanced Portfolio. The George Putnam Fund of Boston will be subject to different expenses than the EQ/Putnam Balanced Portfolio. In addition, holders of variable insurance contracts representing interests in EQ/Putnam Balanced Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of The George Putnam Fund of Boston presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the EQ/Putnam Balanced Portfolio or an individual investor investing in the EQ/Putnam Balanced Portfolio.

                     THE GEORGE PUTNAM   S&P 500
YEAR ENDED 12/31/97  FUND OF BOSTON(1)  INDEX(2)
-------------------  ----------------- ---------
One Year(3) ........       21.02%         33.36%
Five Years(3) ......       15.13%         20.27%
Ten Years(3)........       13.92%         18.05%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The S&P 500 Index ("S & P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S & P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(3) Annualized performance for the Class A shares of The George Putnam Fund of Boston. The Class A shares are subject to a front-end sales charge of up to 5.75%. Other share classes have different expenses and their performance will vary.

------------------------------------------------------------------------------
                                   51                        EQ Advisors Trust

MFS RESEARCH PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., MFS Research Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Research Portfolio. However, MFS Research Fund will be subject to different expenses than the MFS Research Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Research Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of MFS Research Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Research Portfolio or an individual investor investing in the MFS Research Portfolio.

                        MFS RESEARCH      S&P 500
YEAR ENDED 12/31/97        FUND(1)       INDEX(2)
-------------------  ------------------ ---------
One Year(3) ........        20.53%         33.36%
Five Years(3) ......        20.40%         20.27%
Ten Years(3) .......        17.17%         18.05%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The S&P 500 Index ("S & P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S & P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(3) Annualized performance for the Class A shares of the MFS Research Fund. The results for the MFS Research Fund do not reflect any sales charge that may be imposed on the Class A shares of the MFS Research Fund, nor any charges that would be imposed at the insurance company separate account level.

------------------------------------------------------------------------------
EQ Advisors Trust                    52

MFS EMERGING GROWTH COMPANIES PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., MFS Emerging Growth Fund, which is managed by Massachusetts Financial Services Company, and whose investment policies are substantially similar to MFS Emerging Growth Companies Portfolio. However, MFS Emerging Growth Fund will be subject to different expenses than the MFS Emerging Growth Companies Portfolio. In addition, holders of variable insurance contracts representing interests in the MFS Emerging Growth Companies Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of MFS Emerging Growth Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the MFS Emerging Growth Companies Portfolio or an individual investor investing in the MFS Emerging Growth Companies Portfolio.

                        MFS EMERGING GROWTH      RUSSELL 2000
YEAR ENDED 12/31/97           FUND(1)              INDEX(2)
-------------------  ------------------------- --------------
One Year(3).........           19.73%               22.36%
Five Years(3) ......           19.75%               16.40%
Ten Years(3) .......           21.30%               15.77%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2000 small-cap stocks and it includes reinvestments of dividends. It is compiled by the Frank Russell Company.
(3) Annualized performance for the Class B shares of the MFS Emerging Growth Fund. The results for the MFS Emerging Growth Fund do not reflect sales charges that may be imposed on the Class B shares of the MFS Emerging Growth Fund, nor any charges that would be imposed at the insurance company separate account level.

------------------------------------------------------------------------------
                                   53                        EQ Advisors Trust

MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

   In the table below, the only account which is included is another registered investment company, i.e., Morgan Stanley Institutional Fund, Inc. -- Emerging Markets Portfolio ("MSIF Emerging Markets Portfolio"), which is managed by Morgan Stanley Asset Management Inc., and whose investment policies are substantially similar to the Morgan Stanley Emerging Markets Equity Portfolio. Operating expenses of the MSIF Emerging Markets Portfolio will be different from the operating expenses of the Morgan Stanley Emerging Markets Equity Portfolio. In addition, holders of variable insurance contracts representing interests in the Morgan Stanley Emerging Markets Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of MSIF Emerging Markets Portfolio presented below, which represent a Class A share outstanding for the period, are unaudited and are not intended to predict or suggest the returns that might be experienced by the Morgan Stanley Emerging Markets Equity Portfolio or an individual investor investing in the Morgan Stanley Emerging Markets Equity Portfolio.

                                           IFC GLOBAL TOTAL
                         MSIF EMERGING     RETURN COMPOSITE
YEAR ENDED 12/31/97  MARKETS PORTFOLIO1,2      INDEX(3)
-------------------  -------------------- ----------------
One Year(4).........         (1.03)%            (14.42)%
Five Years(4).......         10.23%               6.16%
Since inception(4) .         10.13%               6.93%

------------
(1) In accordance with SEC regulations, the performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The expense ratio of MSIF Emerging Markets Portfolio has been capped at 1.75% since inception.
(3) The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa. The Index assumes dividends are reinvested.
(4) Annualized performance for the Class A shares of the MSIF Emerging Markets Portfolio. The Class B shares of the MSIF Emerging Markets Portfolio are subject to a Rule 12b-1 fee equal to 0.25% of the Portfolio's assets. The inception date for the MSIF Emerging Markets Portfolio was September 25, 1992.

------------------------------------------------------------------------------
EQ Advisors Trust                    54

WARBURG PINCUS SMALL COMPANY VALUE PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., Warburg Pincus Small Company Value Fund, which is managed by Warburg Pincus Asset Management, Inc. and whose investment policies are substantially similar to the Warburg Pincus Small Company Value Portfolio. However, the Warburg Pincus Small Company Value Fund will be subject to different expenses than the Warburg Pincus Small Company Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Warburg Pincus Small Company Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of Warburg Pincus Small Company Value Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Warburg Pincus Small Company Value Portfolio or an individual investor investing in such Portfolio and should not be considered a substitute for the Warburg Pincus Small Company Value Portfolio's own performance information.

                     WARBURG PINCUS SMALL COMPANY   RUSSELL 2000
YEAR ENDED 12/31/97         VALUE FUND1, 2            INDEX(3)
-------------------  ---------------------------- --------------
One Year(4) ........             19.16%                22.36%
Since inception(4)               36.19%                16.35%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) Absent the waiver of fees by the Warburg Pincus Small Company Value Fund's investment adviser and co-administrator, management fees of the Warburg Pincus Small Company Value Fund would equal 1.00%, other expenses would equal 0.94% and total operating expenses would equal 2.19%. The investment adviser and co-administrator of the Warburg Pincus Small Company Value Fund are under no obligation to continue these waivers.
(3) The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2,000 small-cap stocks, and includes reinvestment of dividends. It is compiled by the Frank Russell Company.
(4) Annualized performance for shares of the Warburg Pincus Small Company Value Fund. The inception date for the Warburg Pincus Small Company Value Fund was December 29, 1995.

------------------------------------------------------------------------------
                                   55                        EQ Advisors Trust

MERRILL LYNCH WORLD STRATEGY PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e., Merrill Lynch Global Strategy Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., which is managed by Merrill Lynch Asset Management, L.P., and whose investment policies are substantially similar to the Merrill Lynch World Strategy Portfolio. However, the Merrill Lynch Global Strategy Focus Fund will be subject to different expenses than the Merrill Lynch World Strategy Portfolio. In addition, holders of variable insurance contracts representing interests in the Merrill Lynch World Strategy Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of Merrill Lynch Global Strategy Focus Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Merrill Lynch World Strategy Portfolio or an individual investor investing in the Merrill Lynch World Strategy Portfolio.

                           MERRILL LYNCH VARIABLE
                      SERIES FUNDS, INC.--MERRILL LYNCH   MSCI EAFE
YEAR ENDED 12/31/97     GLOBAL STRATEGY FOCUS FUND(1)     INDEX(2)
-------------------  ---------------------------------- -----------
One Year(3).........                11.94%                   1.78%
Five Years(3).......                10.82%                  11.39%
Since inception(3) .                 9.67%                   8.35%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or expenses.
(3) Annualized performance for shares of the Merrill Lynch Global Strategy Focus Fund. The inception date for the Merrill Lynch Global Strategy Focus Fund was February 28, 1992.

------------------------------------------------------------------------------
EQ Advisors Trust                    56

MERRILL LYNCH BASIC VALUE EQUITY PORTFOLIO

In the table below, the only account which is included is another registered investment company, i.e., Merrill Lynch Basic Value Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., which is managed by Merrill Lynch Asset Management, L.P., and whose investment policies are substantially similar to the Merrill Lynch Basic Value Equity Portfolio. However, the Merrill Lynch Basic Value Focus Fund will be subject to different expenses than the Merrill Lynch Basic Value Equity Portfolio. In addition, holders of variable insurance contracts representing interests in the Merrill Lynch Basic Value Equity Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of Merrill Lynch Basic Value Focus Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Merrill Lynch Basic Value Equity Portfolio or an individual investor investing in the Merrill Lynch Basic Value Equity Portfolio.

                     MERRILL LYNCH VARIABLE SERIES
                       FUNDS, INC.--MERRILL LYNCH    S&P 500
YEAR ENDED 12/31/97    BASIC VALUE FOCUS FUND(1)    INDEX(2)
-------------------  ----------------------------- ---------
One Year(3).........             20.62%               33.36%
Since inception(3) .             17.26%               21.57%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The S&P 500 Index ("S & P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S & P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(3) Annualized performance for shares of the Merrill Lynch Basic Value Focus Fund. The inception date for the Merrill Lynch Basic Value Focus Fund was July 1, 1993.

------------------------------------------------------------------------------
                                   57                        EQ Advisors Trust

LAZARD LARGE CAP VALUE PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e. the Lazard Equity Portfolio, a series of The Lazard Funds, Inc., which is managed by Lazard Asset Management, and whose investment policies are substantially similar to the Lazard Large Cap Value Portfolio. However, the Lazard Equity Portfolio will be subject to different expenses than the Lazard Large Cap Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Lazard Large Cap Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of the Lazard Equity Portfolio presented below are unaudited and are not intended to predict or suggest the future returns that might be experienced by the Lazard Large Cap Value Portfolio or an individual investor investing in the Lazard Large Cap Value Portfolio.


                      LAZARD EQUITY    S&P 500
YEAR ENDED 12/31/97    PORTFOLIO(1)   INDEX(2)
-------------------  --------------- ---------
One Year(3).........      25.13%        33.36%
Five Years(3).......      20.63%        20.27%
Ten years(3)........      17.14%        18.05%

------------

(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The S&P 500 Index ("S & P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S & P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(3)   Annualized performance for shares of the Lazard Equity Portfolio.

------------------------------------------------------------------------------
EQ Advisors Trust                    58

LAZARD SMALL CAP VALUE PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e., Lazard Small Cap Portfolio, a series of The Lazard Funds, Inc., which is managed by Lazard Asset Management, and whose investment policies are substantially similar to the Lazard Small Cap Value Portfolio. However, the Lazard Small Cap Portfolio will be subject to different expenses than the Lazard Small Cap Value Portfolio. In addition, holders of variable insurance contracts representing interests in the Lazard Small Cap Value Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of the Lazard Small Cap Portfolio presented below are unaudited and are not intended to predict or suggest the future returns that might be experienced by the Lazard Small Cap Value Portfolio or an individual investor investing in the Lazard Small Cap Value ortfolio.

                                        RUSSELL
                     LAZARD SMALL CAP    2000
YEAR ENDED 12/31/97    PORTFOLIO(1)    INDEX(2)
-------------------  ---------------- ---------
One Year(3).........       28.06%        22.36%
Five Years(3).......       20.68%        16.40%
Since inception(3) .       21.57%        16.80%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The Russell 2000 Index is an unmanaged index (with no defined investment objective) of 2,000 small-cap stocks, and includes reinvestment of dividends. It is compiled by the Frank Russell Company.
(3) Annualized performance for shares of the Lazard Small Cap Portfolio. The inception date for Lazard Small Cap Portfolio was October 1, 1991.

------------------------------------------------------------------------------
                                   59                        EQ Advisors Trust

JPM CORE BOND PORTFOLIO

In the table below, the institutional private accounts that are included in the Adviser's composite are not subject to the same types of expenses to which the JPM Core Bond Portfolio is subject or to the diversification requirements, specific tax restrictions and investment limitations imposed on the JPM Core Bond Portfolio by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite could have been adversely affected if the institutional private accounts included in the composite had been regulated as investment companies under the federal securities laws. Moreover, holders of variable insurance contracts representing interests in the JPM Core Bond Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related charges.

The investment results presented below are not intended to predict or suggest the returns that might be experienced by the JPM Core Bond Portfolio or an individual investing in such Portfolio. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                                               SALOMON BROTHERS
                                               BROAD INVESTMENT
                     J.P. MORGAN ACTIVE FIXED     GRADE BOND
YEAR ENDED 12/31/97     INCOME COMPOSITE(1)        INDEX(2)
-------------------  ------------------------ -----------------
One Year ...........           9.25%                 9.62%
Five Years .........           7.97%                 7.53%
Ten Years ..........           9.63%                 9.23%

------------
(1) Through December 31, 1997. The inception date for the J.P. Morgan Active Fixed Income Composite was May 31, 1977.
(2) The Salomon Brothers Broad Investment Grade Bond Index is an unmanaged, market-weighted index which contains approximately 4,700 individually priced investment grade bonds. The index does not include fees or operating expenses and is not available for actual investment.

------------------------------------------------------------------------------
EQ Advisors Trust                    60

BT EQUITY 500 INDEX PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e., Equity 500 Index Fund, a series of BT Institutional Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Equity 500 Index Portfolio. However, the BT Equity 500 Index Portfolio will be subject to higher expenses than the Equity 500 Index Fund. In addition, holders of variable insurance contracts representing interests in the BT Equity 500 Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of the Equity 500 Index Fund presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Equity 500 Index Portfolio or an individual investor investing in the BT Equity 500 Index Portfolio.


                     EQUITY 500 INDEX FUND
                         INSTITUTIONAL      S&P 500 COMPOSITE
YEAR ENDED 12/31/97         CLASS(1)         STOCK INDEX(2)
-------------------  --------------------- -----------------
One Year(3) ........         33.23%               33.36%
Since inception(3)           20.17%               20.27%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The S&P 500 Index ("S & P 500") is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the United States stock market. The S & P 500 reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.
(3) Annualized performance for shares of the Equity 500 Index Fund of the BT Institutional Funds. The inception date for the Equity 500 Index Fund -- Institutional Class was December 31, 1992.

------------------------------------------------------------------------------
                                   61                        EQ Advisors Trust

BT SMALL COMPANY INDEX PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e., Small Cap Index Fund -- Institutional Class, a series of BT Advisors Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT Small Company Index Portfolio. However, the BT Small Company Index Portfolio will be subject to higher expenses than the Small Cap Index Fund -- Institutional Class. In addition, holders of variable insurance contracts representing interests in the BT Small Company Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of the Small Cap Index Fund -- Institutional Class presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT Small Company Index Portfolio or an individual investor investing in the BT Small Company Index Portfolio.

                     SMALL CAP INDEX FUND--   RUSSELL 2000
YEAR ENDED 12/31/97  INSTITUTIONAL CLASS(1)     INDEX(2)
-------------------  ---------------------- --------------
One Year(3) ........          23.00%             22.36%
Since inception(3)            22.34%             23.28%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The Russell 2000 Index is an unmanaged index composed of approximately 2,000 small-capitalization stocks and includes reinvestments of dividends. The index does not include fees or operating expenses and is not available for actual investment. It is compiled by the Frank Russell Company.

(3) Annualized performance for shares of the Small Cap Index Fund. The inception date for the Small Cap Index Fund -- Institutional Class was July 10, 1996.

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EQ Advisors Trust                    62

BT INTERNATIONAL EQUITY INDEX PORTFOLIO

In the table below, the only account which is included is a series of another registered investment company, i.e., EAFE Equity Index Fund -- Institutional Class, a series of BT Advisor Funds, which is managed by Bankers Trust Company, and whose investment policies are substantially similar to the BT International Equity Index Portfolio. However, the BT International Equity Index Portfolio will be subject to higher expenses than the EAFE Equity Index Fund -- Institutional Class. In addition, holders of variable insurance contracts representing interests in the BT International Equity Index Portfolio will be subject to charges and expenses relating to such insurance contracts. The performance results presented below do not reflect any insurance related expenses.

The investment results of the EAFE Equity Index Fund -- Institutional Class presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the BT International Equity Index Portfolio or an individual investor investing in the BT International Equity Index Portfolio.

                          EAFE EQUITY INDEX
                         FUND--INSTITUTIONAL       MSCI EAFE INDEX
YEAR ENDED 12/31/97            CLASS(1)                  (2)
-------------------  --------------------------- -----------------
One Year(3).........             2.11%                  1.78%
Since inception(3)               4.79%                  4.70%

------------
(1) Average annual total return reflects changes in share prices and reinvestment of dividends and distributions and is net of fund expenses.
(2) The Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index") is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. MSCI EAFE returns assume dividends reinvested net of withholding tax and do not reflect any fees or operating expenses. The index does not include fees or operating expenses and is not available for actual investment.

(3) Annualized performance for shares of the EAFE Equity Index Fund. The inception date for the EAFE Equity Index Fund -- Institutional Class was January 24, 1996.

------------------------------------------------------------------------------
                                   63                        EQ Advisors Trust

                                  APPENDIX A

The following table summarizes the historical performance information of certain other registered investment companies or accounts that appears on pages 46 through 63 of this Prospectus. Each other registered investment company or account is managed by an Adviser and has investment objectives, policies, strategies and risks substantially similar to the Portfolio managed by that Adviser. For further information regarding each of the registered investment companies and the indexes presented below, please refer to pages 5 through 21 of this Prospectus.

                          ANNUALIZED RATES OF RETURN
                        PERIOD ENDED DECEMBER 31, 1997

                                                                            SINCE
FUND NAME                                1 YEAR     5 YEARS   10 YEARS    INCEPTION
-------------------------------------  ---------- ---------  ---------- -----------
 BT EAFE EQUITY INDEX FUND --
  INSTITUTIONAL CLASS                      2.11%        --         --        4.79%
-------------------------------------  ---------- ---------  ---------- -----------
 MSCI EAFE INDEX                           1.78%        --         --        4.70%
-------------------------------------  ---------- ---------  ---------- -----------
 BT EQUITY 500 INDEX FUND                 33.23%        --         --       20.17%
-------------------------------------  ---------- ---------  ---------- -----------
 S&P 500 INDEX                            33.36%        --         --       20.27%
-------------------------------------  ---------- ---------  ---------- -----------
 BT SMALL CAP INDEX FUND                  23.00%        --         --       22.34%
-------------------------------------  ---------- ---------  ---------- -----------
 RUSSELL 2000 INDEX                       22.36%        --         --       23.28%
-------------------------------------  ---------- ---------  ---------- -----------
 J.P. MORGAN ACTIVE FIXED INCOME
  COMPOSITE                                9.25%      7.97%      9.63%         --
-------------------------------------  ---------- ---------  ---------- -----------
 SALOMON BROTHERS BROAD INVESTMENT
  GRADE BOND INDEX                         9.62%      7.53%      9.23%         --
-------------------------------------  ---------- ---------  ---------- -----------
 LAZARD EQUITY PORTFOLIO                  25.13%     20.63%     17.14%         --
-------------------------------------  ---------- ---------  ---------- -----------
 S&P 500 INDEX                            33.36%     20.27%     18.05%         --
-------------------------------------  ---------- ---------  ---------- -----------
 LAZARD SMALL CAP PORTFOLIO               28.06%     20.68%        --       21.57%
-------------------------------------  ---------- ---------  ---------- -----------
 RUSSELL 2000 INDEX                       22.36%     16.40%        --       16.80%
-------------------------------------  ---------- ---------  ---------- -----------
 MERRILL LYNCH BASIC VALUE FOCUS FUND     20.62%        --         --       17.26%
-------------------------------------  ---------- ---------  ---------- -----------
 S&P 500 INDEX                            33.36%        --         --       21.57%
-------------------------------------  ---------- ---------  ---------- -----------
 MERRILL LYNCH GLOBAL STRATEGY            11.94%     10.82%        --        9.67%
-------------------------------------  ---------- ---------  ---------- -----------
 MSCI EAFE INDEX                           1.78%     11.39%        --        8.35%
-------------------------------------  ---------- ---------  ---------- -----------
 MFS EMERGING GROWTH FUND                 19.73%     19.75%     21.30%         --
-------------------------------------  ---------- ---------  ---------- -----------
 RUSSELL 2000 INDEX                       22.36%     16.40%     15.77%         --
-------------------------------------  ---------- ---------  ---------- -----------
 MSF RESEARCH FUND                        20.53%     20.40%     17.17%         --
-------------------------------------  ---------- ---------  ---------- -----------
 S&P 500 INDEX                            33.36%     20.27%     18.05%         --
-------------------------------------  ---------- ---------  ---------- -----------
 MSIF EMERGING MARKETS PORTFOLIO          (1.03)%    10.23%        --       10.13%
-------------------------------------  ---------- ---------  ---------- -----------
 IFC GLOBAL TOTAL RETURN COMPOSITE
  INDEX                                  (14.42)%     6.16%        --        6.93%
-------------------------------------  ---------- ---------  ---------- -----------
 THE GEORGE PUTNAM FUND OF BOSTON         21.02%     15.13%     13.92%         --
-------------------------------------  ---------- ---------  ---------- -----------
 S&P 500 INDEX                            33.36%     20.27%     18.05%         --
-------------------------------------  ---------- ---------  ---------- -----------
 PUTNAM GROWTH & INCOME FUND II           24.86%        --         --       26.54%
-------------------------------------  ---------- ---------  ---------- -----------
 S&P 500 INDEX                            33.36%        --         --       31.19%

------------------------------------------------------------------------------
                                  A-1                        EQ Advisors Trust

                                                                            SINCE
FUND NAME                                1 YEAR     5 YEARS   10 YEARS    INCEPTION
-------------------------------------  ---------- ---------  ---------- -----------
 PUTNAM INTERNATIONAL GROWTH FUND         17.78%     17.59%        --       12.43%
-------------------------------------  ---------- ---------  ---------- -----------
 MSCI EAFE INDEX                           1.78%     11.39%        --        6.93%
-------------------------------------  ---------- ---------  ---------- -----------
 PUTNAM INVESTORS FUND                    34.49%     20.71%     17.40%         --
 S&P 500 INDEX                            33.36%     20.27%     18.05%         --
-------------------------------------  ---------- ---------  ---------- -----------
 T. ROWE PRICE EQUITY INCOME FUND         28.82%     19.99%     16.99%         --
-------------------------------------  ---------- ---------  ---------- -----------
 S&P 500 INDEX                            33.36%     20.27%     18.05%         --
-------------------------------------  ---------- ---------  ---------- -----------
 T. ROWE PRICE INTERNATIONAL STOCK
  FUND                                     2.70%     13.03%     10.62%         --
-------------------------------------  ---------- ---------  ---------- -----------
 MSCI EAFE INDEX                           1.78%     11.39%      6.25%         --
-------------------------------------  ---------- ---------  ---------- -----------
 WARBURG PINCUS SMALL COMPANY VALUE
  FUND                                    19.16%        --         --       36.19%
-------------------------------------  ---------- ---------  ---------- -----------
 RUSSELL 2000 INDEX                       22.36%        --         --       16.35%
-------------------------------------  ---------- ---------  ---------- -----------

------------------------------------------------------------------------------
EQ Advisors Trust                   A-2

                               EQ ADVISORS TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1998


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus for the EQ Advisors Trust ("Trust") dated May 1, 1998, which may be obtained without charge by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
General Information and History ..........................................   2
Investment Restrictions ..................................................   3
Description of Certain Securities in which the Portfolios May Invest .....   7
Management of the Trust ..................................................  28
Investment Management and Other Services .................................  32
Brokerage Strategy .......................................................  37
Purchase and Pricing of Shares ...........................................  40
Redemption of Shares .....................................................  41
Certain Tax Considerations ...............................................  41
Portfolio Performance ....................................................  42
Other Services ...........................................................  43
Financial Statements .....................................................  44
Appendix .................................................................  45

--------------------------------------------------------------------------------
                                                                 CAT. NO. 127664

GENERAL INFORMATION AND HISTORY


THE TRUST

The Trust is an open-end management investment company--a type of company commonly known as a "mutual fund." It is registered as such under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust, organized as a Delaware business trust, currently offers two classes of shares on behalf of the T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio, EQ/Putnam Balanced Portfolio, MFS Research Portfolio, MFS Emerging Growth Companies Portfolio, Morgan Stanley Emerging Markets Equity Portfolio, Warburg Pincus Small Company Value Portfolio, Merrill Lynch World Strategy Portfolio, Merrill Lynch Basic Value Equity Portfolio, Lazard Large Cap Value Portfolio, Lazard Small Cap Value Portfolio, JPM Core Bond Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio (each a "Portfolio," and together the "Portfolios"). Class IA shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class IB shares are offered at net asset value and are subject to distribution fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act.

The two classes of shares are offered under the Trust's multi-class distribution system, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

The Trust continuously offers its shares exclusively to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts"). Class IA shares and Class IB shares currently are sold only to separate accounts of The Equitable Life Assurance Society of the United States ("Equitable Life"). Equitable Life may be deemed to be a control person with respect to the Trust by virtue of its ownership of 100% of the Trust's shares as of March 31, 1998. Equitable Life is organized as a New York Stock life insurance company and is a wholly owned subsidiary of The Equitable Companies, Incorporated, a subsidiary of AXA, a French insurance holding company.

As a "series" type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts (the "Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of the date of this Statement of Additional Information ("SAI"), no Contractowners owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

The Trust may in the future offer its shares to separate accounts of insurance companies unaffiliated with Equitable Life, as well as to tax-qualified retirement plans. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other or to tax-qualified retirement plans. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts and tax-qualified retirement plans might conflict. In the case of a material irreconcilable conflict, one or more separate accounts or tax-qualified retirement plans might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and tax-qualified retirement plans and will take whatever remedial action may be necessary.

EQ Financial Consultants, Inc. ("Manager") is the investment manager for each Portfolio. T. Rowe Price Associates, Inc. ("T. Rowe Price"), Rowe Price-Fleming International, Inc. ("Price Fleming"), Putnam Investment Management, Inc. ("Putnam Management"), Massachusetts Financial Services Company

("MFS"), Morgan Stanley Asset Management Inc. ("MSAM"), Warburg Pincus Asset Management, Inc. ("Warburg") , Merrill Lynch Asset Management, L.P. ("MLAM"), Lazard Asset Management ("LAM"), a division of Lazard Freres and Company, LLC, J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Bankers Trust Company ("Bankers Trust") (each an "Adviser," and together the "Advisers") serve as investment advisers to one or more of the Portfolios, as described more fully in the Prospectus.


LEGAL CONSIDERATIONS

Under Delaware law, annual election of Trustees is not required, and, in the normal course, the Trust does not expect to hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Pursuant to the procedures set forth in Section 16(c) of the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for that purpose.

Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a Trustee. The Amended and Restated Declaration of Trust of the Trust requires the affirmative vote of a majority of the outstanding shares of the Trust.

The shares of each Portfolio, when issued, will be fully paid and non-assessable and will have no preference, preemptive, conversion, exchange or similar rights.


INVESTMENT RESTRICTIONS


FUNDAMENTAL RESTRICTIONS

Each Portfolio has also adopted certain investment restrictions which are fundamental and may not be changed without approval by a "majority" vote of the Portfolio's shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio. Set forth below are each of the fundamental restrictions adopted by each of the Portfolios. Fundamental policies (5) and (6) below shall not apply to the Morgan Stanley Emerging Markets Equity Portfolio, the Merrill Lynch World Strategy Portfolio and the Lazard Small Cap Value Portfolio. Certain non-fundamental operating policies are also described in this section because of their direct relevance to the fundamental restrictions adopted by the Portfolios.

Each Portfolio, except as described directly above, may not as a matter of fundamental policy:

(1) Borrow money, except that:

     a. each Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes (except the Lazard Large Cap Value Portfolio, which may also borrow for leveraging purposes) and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolios' respective investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolios' respective total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law (except that the Merrill Lynch World Strategy Portfolio and the Merrill Lynch Basic Value Equity Portfolio may purchase securities on margin to the extent permitted by applicable law). Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Each Portfolio may borrow from banks or other persons to the extent permitted by applicable law;

     b. as a matter of non-fundamental operating policy, no Portfolio, except the Lazard Large Cap Value Portfolio, will purchase additional securities when money borrowed exceeds 5% of its total assets;

     c. the EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio, EQ/Putnam Balanced Portfolio and Lazard Large Cap Value Portfolio each, as a matter of non-fundamental operating policy, may borrow only from banks
         (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 10% of the applicable Portfolio's net assets (taken at lower of cost or current value), not including the amount borrowed, at the time the borrowing is made. Each Portfolio will repay borrowings made for the purposes specified above before any additional investments are purchased. In addition, the Lazard Large Cap Value Portfolio may borrow for leveraging purposes (in order to increase its investment in portfolio securities) and to the extent that the amount so borrowed does not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

     d. the Merrill Lynch World Strategy Portfolio, as a matter of fundamental policy, and the Merrill Lynch Basic Value Equity Portfolio, as a matter of non-fundamental operating policy, may, to the extent permitted by applicable law, borrow up to an additional 5% of their respective total assets for temporary purposes;
         e. the Lazard Small Cap Value Portfolio, as a matter of non-fundamental operating policy, may borrow only from banks (i) as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or (ii) for extraordinary or emergency purposes, provided that the combination of (i) and (ii) shall not exceed 15% of the Portfolio's net assets, not including the amount borrowed, at the time the borrowing is made. The Lazard Small Cap Value Portfolio will repay borrowings before any additional investments are purchased.

     f. the Warburg Pincus Small Company Value Portfolio and JPM Core Bond Portfolio, each as a matter of non-fundamental operating policy, may borrow only from banks for extraordinary or emergency purposes, provided such amount shall not exceed 30% of the respective Portfolio's total assets, not including the amount borrowed, at the time the borrowing is made.

(2) Purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider currency contracts, hybrid investments, swaps or other similar instruments to be commodities;

(3) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry. United States, state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in each Portfolio's semi-annual and annual reports;

(4) Make loans, except that:

     a. each Portfolio may: (i) lend portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;
         (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt securities. Each Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months. For purposes of this restriction, each Portfolio will treat purchases of loan participations and other direct indebtedness, including investments in mortgages, as not subject to this limitation;

     b. the EQ/Putnam Growth & Income Value Portfolio and EQ/Putnam International Equity Portfolio, as a matter of non-fundamental operating policy, may purchase debt obligations consistent with the respective investment objectives and policies of each of those
         Portfolios: (i) by entering into repurchase agreements with respect to not more than 25% of the Portfolios' respective total assets (taken at current value) or (ii) through the lending of the Portfolios' portfolio securities with respect to not more than 25% of the Portfolios' respective total assets (taken at current value);

     c. the MFS Emerging Growth Companies Portfolio, BT Small Company Index Portfolio, BT International Equity Index Portfolio, and BT Equity 500 Index Portfolio, as a matter of non-fundamental operating policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 30% of such Portfolio's total assets (taken at market value); and

     d. the Warburg Pincus Small Company Value Portfolio, the Merrill Lynch World Strategy Portfolio and the Merrill Lynch Basic Value Equity Portfolio, as a matter of non-fundamental policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 20% of such Portfolio's total assets (taken at market value);

     e. the Lazard Large Cap Value Portfolio and the Lazard Small Cap Value Portfolio, as a matter of non-fundamental policy, may each lend its portfolio securities provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 10% of such Portfolio's total assets (taken at market value);

(5) Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the United States Government, its agencies or instrumentalities;*

(6) Purchase a security if, as a result, with respect to 75% of the value of the Portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities);*

(7) Purchase or sell real estate, except that:

     a. each Portfolio except the JPM Core Bond Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and each Portfolio may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     b. the JPM Core Bond Portfolio may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein (iii) make direct investments in mortgages, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities including mortgages.

(8) Issue senior securities except in compliance with the 1940 Act; or

(9) Underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, policies and program.


--------------
* The Morgan Stanley Emerging Markets Equity Portfolio, Merrill Lynch World Strategy Portfolio and Lazard Small Cap Value Portfolio are classified as non-diversified investment companies under the 1940 Act and therefore these restrictions are not applicable to these Portfolios.

NON-FUNDAMENTAL RESTRICTIONS

The following investment restrictions apply to each Portfolio, but are not fundamental. They may be changed for any Portfolio without a vote of that Portfolio's shareholders.
Each Portfolio may not:

(1) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

(2) Purchase (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board of Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of each Portfolio's net assets (10% for the Warburg Pincus Small Company Value Portfolio, Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio) would be invested in such securities. (Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Trust's Board are not subject to the limitations set forth in this investment restriction.);

(3) Purchase securities on margin, except that each Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

(4) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the respective total assets of each Portfolio (except as specified below for the EQ/Putnam International Equity Portfolio, Merrill Lynch World Strategy Portfolio, and the Merrill Lynch Basic Value Equity Portfolio); and may not exceed 15% of EQ/Putnam International Equity Portfolio's total assets; and 10% of each of the Merrill Lynch World Strategy Portfolio's and Merrill Lynch Basic Value Equity Portfolio's total assets, (taken at the lower of cost or market value), each taken at the time of the permissible borrowing or investment. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

(5) Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs, except that the MFS Emerging Growth Companies Portfolio, Warburg Pincus Small Company Value Portfolio, Merrill Lynch World Strategy Portfolio, Merrill Lynch Basic Value Equity Portfolio and the JPM Core Bond Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

(6) Invest in puts, calls, straddles, spreads, swaps or any combination thereof, except to the extent permitted by the Portfolio's Prospectus and Statement of Additional Information, as may be amended from time to time; or

(7) Effect short sales of securities unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and at least equal in amount to, the securities sold short. Permissible futures contracts, options, or currency transactions will not be deemed to constitute selling securities short.

In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes these funds may be known as passive foreign investment companies ("PFICs"). The Portfolios are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and, consequently, each Portfolio may have to subject any of its investments in other investment companies, including passive foreign investment companies, to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.


DESCRIPTION OF CERTAIN SECURITIES IN WHICH THE PORTFOLIOS MAY INVEST


ASSET-BACKED SECURITIES

Asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


FOREIGN CURRENCY TRANSACTIONS

Forward Foreign Currency Transactions. A forward foreign currency exchange contract (-forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Portfolio's use of such contracts will include, but not be limited to, the following situations.

First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the United States dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the United States dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a Portfolio's Adviser believes that one currency may experience a substantial movement against another currency, including the United States dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units, or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the Portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and program. However, the Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract. If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Portfolio values its assets daily in terms of United States dollars, it does not intend to convert its holdings of foreign currencies into United States dollars on a daily basis. The Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures. Each Portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The Portfolios will write options on foreign currency or on foreign currency futures contracts only if they are "covered." A put on a foreign currency or on a foreign currency futures contract written by a Portfolio will be considered "covered" if, so long as the Portfolio is obligated as the writer of the put, it segregates with the Portfolio's custodian cash, United States Government securities or other liquid high-grade debt securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency future contract written by the Portfolio will be considered "covered" only if the Portfolio owns short term debt securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-United States dollar-denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in United States dollars of an investment in a Japanese yen-denominated security. In these circumstances, a Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. See "Options" -- "Over-the-Counter Options," below.

A Portfolio will not speculate in foreign currency options, futures or related options. Accordingly, a Portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts" on page 24.


FOREIGN SECURITIES

Foreign securities involve currency risks. The value of a foreign security denominated in foreign currency changes with variations in the exchange rates. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in United States dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Foreign securities may be subject to foreign government taxes which reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States, and settlements may be slower and may be subject to failure. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Depositary Receipts. For many foreign securities there are depositary receipts. Depositary receipts are securities representing ownership interests in securities of foreign companies (an "underlying issuer") and are deposited with a securities depositary. Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a United States financial institution which evidence ownership interests in a security of pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored". Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored Depositary Receipt generally bear all the costs associated with establishing the unsponsored Depositary Receipt. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Portfolio's investment policies, the Portfolio's investment in Depositary Receipts will be deemed to be investments in the underlying securities except as noted.

Eastern European and Russian Securities. The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 40 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a Portfolio's investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a Portfolio if the company deems a purchaser unsuitable, which may expose a Portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a Portfolio's investments in Russian securities. Among these procedures is a requirement that a Portfolio will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with a Portfolio's sub-custodian containing certain protective conditions, including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of a Portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a Portfolio would otherwise make.

Emerging Market Securities. Investments in emerging market country securities involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Special Considerations Concerning the Pacific Basin. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions,which may limit the number of shares available for investment by a Portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Portfolio's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the United States dollar will result in corresponding changes in the United States dollar value of a Portfolio's assets denominated in those currencies.

Eurodollar and Yankee Dollar Obligations. Eurodollar bank obligations are United States dollar-denominated certificates of deposit and time deposits issued outside the United States capital markets by foreign branches of United States banks and by foreign banks. Yankee dollar bank obligations are United States dollar-denominated obligations issued in the United States capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.


FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Forward commitments, when-issued and delayed delivery transactions arise when securities are purchased by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a Portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with the Trust's custodian and to maintain in that account cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments, when-issued or delayed delivery commitments.

A Portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the Portfolios intends to make such purchases for speculative purposes and each Portfolio intends to adhere to the policies of the Securities and Exchange Commission ("SEC"), purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss and would be treated for tax purposes as such. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a Portfolio's payment obligation).


FUTURES

Futures Transactions. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Portfolio upon entering into a futures contract (and to maintain the Portfolio's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, United States government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Portfolios expect to earn interest income on their initial and variation margin deposits.

A Portfolio will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Portfolio's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. Each Portfolio, as specified or excepted in the Prospectus, may purchase and write exchange-traded call and put options on futures contracts of the type which the particular Portfolio is authorized to enter into. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

The Portfolios will write only options on futures contracts which are "covered." A Portfolio will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Portfolio will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. A Portfolio will be considered "covered" with respect to a call option it has written on a securities index future if the Portfolio owns, so long as the Portfolio is obligated as the writer of the call, a portfolio of securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by a Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging a portfolio of securities against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when a Portfolio is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. The Portfolios will not engage in transactions in futures contracts and related options for speculation. In addition, the Portfolios will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Portfolio's existing futures and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of the Portfolio's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Portfolio, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options thereon by a Portfolio, the securities underlying such futures contracts or options will at all times be maintained by the Portfolio or, in the case of index futures and related options, the Portfolio will own securities the price changes of which are, in the opinion of its Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts" on page 24.


HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument ("Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.


INVESTMENT COMPANY SECURITIES

Investment company securities are securities of other open-end or closed-end investment companies. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act also prohibits a Portfolio from acquiring shares of an open-end investment company whose investment manager or investment adviser is the Adviser or an affiliate of the Adviser to the Portfolio purchasing such securities. The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.


INVESTMENT GRADE AND LOWER QUALITY FIXED INCOME SECURITIES

Investment grade securities rated Baa by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. Fixed income investments that are rated in the lower categories by NRSROs (i.e., Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparative quality are known as "junk bonds." Such lower quality fixed income securities or junk bonds are considered as predominantly speculative by those rating agencies. It is the policy of each Portfolio's Adviser to not rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructuring, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on: (i) the high yield bond market; (ii) the value of high yield securities; and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Trust's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.


LOANS AND OTHER DIRECT INDEBTEDNESS

In purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its rights and the rights of other loan participants against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a "novation" (i.e., a new loan) pursuant to which a Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments that obligate a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when a Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or assets in an amount sufficient to meet such commitments.

A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness that a Portfolio will purchase, the Adviser will rely upon its own credit analysis of the borrower. As a Portfolio may be required to rely upon another lending institution to collect and pass on to a Portfolio amounts payable with respect to the loan and to enforce a Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Portfolio from receiving such amounts. In such cases, a Portfolio will also evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institutions as an "issuer" of the loan for purposes of certain investment restrictions pertaining to the diversification of a Portfolio's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risks to a Portfolio. For example, if a loan or other direct indebtedness is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on the Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect a Portfolio. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, a Portfolio will include them in the investment limitations described below.


MORTGAGE AND MORTGAGE-RELATED SECURITIES

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

As specified in the Prospectus, certain Portfolios may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans.

CMOs may be issued by a United States Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the United States Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the United States Government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

Prepayments may also result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the United States Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Portfolios may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy or sell those securities at any particular time.

The JPM Core Bond Portfolio may also invest in directly placed mortgages including residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. Investment in direct mortgages involve many of the same risks as investments in mortgage-related securities. In addition, in the event that the Portfolio forecloses on any non-performing mortgage, and acquires a direct interest in the real property, the Portfolio will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for anticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Portfolio or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of the property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.


MORTGAGE DOLLAR ROLLS

The JPM Core Bond Portfolio may enter into mortgage dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed.


NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security;
(ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


OPTIONS

Writing Call Options. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Portfolio will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Portfolio will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Portfolio will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Portfolio may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Portfolio. When an underlying security is sold from the Portfolio's securities portfolio, the Portfolio will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Portfolio which writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, United States Government securities or other liquid securities having a value equal to or greater than the exercise price of the option.

The Portfolios may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Portfolio, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Portfolio receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect their holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolio will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Securities Index Options. A Portfolio may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. Each Portfolio writes only "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Portfolio is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of a Portfolio's Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Portfolio are based. A put on a securities index written by a Portfolio will be considered covered if, so long as it is obligated as the writer of the put, the Portfolio segregates with its custodian cash, United States Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier."

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

Over-the-Counter Options. Certain Portfolios may enter into contracts (or amend existing contracts) with primary dealers with whom they write over-the-counter options. The contracts will provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Portfolio can repurchase the option at any time. The Portfolios have established standards of creditworthiness for these primary dealers, although the Portfolios may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Portfolio has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options, futures contracts, and forward foreign currency exchange contracts, please see "Risks of Transactions in Options, Futures Contracts and Forward Currency Contracts" on page 24.

REPURCHASE AGREEMENTS

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than a year) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during that holding period.

Repurchase agreements may have the characteristics of loans by a Portfolio. During the term of the repurchase agreement, a Portfolio retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Portfolio collateral equal to any amount by which the market value of the security subject to the repurchase agreements falls below the resale amount provided under the repurchase agreement. A Portfolio will enter into repurchase agreements (with respect to United States Government obligations, certificates of deposit, or bankers' acceptances) with registered brokers-dealers, United States Government securities dealers or domestic banks whose creditworthiness is determined to be satisfactory by the Portfolio's Adviser, pursuant to guidelines adopted by the Board of Trustees. Generally, a Portfolio does not invest in repurchase agreements maturing in more than seven days. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities.

If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Portfolio would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation to the Portfolio. In the event a repurchase agreement is considered a loan and the seller defaults, the Portfolio might incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization of the collateral may be delayed or limited and a loss may be incurred.


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

Reverse repurchase agreements involve the sale of securities held by the Portfolio pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

In "dollar rolls" transactions, a Portfolio sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio would forego principal and interest paid on such securities. A Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Portfolio enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CURRENCY
CONTRACTS

Options. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange ("exchange"). There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Portfolio is unable to effect a closing purchase transaction, the Portfolio will not sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Portfolios will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

Futures. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Portfolio of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. A Portfolio's Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by a Portfolio for hedging purposes is also subject to a Portfolio's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although the Portfolios, specified in the Prospectus, intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts.

Foreign Options and Futures. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when a Portfolio trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from a Portfolio for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Portfolio's order is placed and the time it is liquidated, offset or exercised.

Foreign Currency Contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Whether a currency hedge benefits a Portfolio will depend on the ability of a Portfolio's Adviser to predict future currency exchange rates.

The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs.


SECURITIES LOANS

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, United States Government securities, letters of credit or such other collateral as may be permitted under a Portfolio's investment program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.



STRUCTURED NOTES

Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Because structured notes of the type in which the Portfolio may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Portfolio may invest in a class of structured notes that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured notes typically have higher yields and present greater risks than unsubordinated structured notes. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.


SWAPS

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon single or fixed amount (or premium). The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.


A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of unencumbered liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that these swaps are entered into for hedging purposes, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.


WARRANTS

Warrants give the holder, under certain circumstances, the right to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future priced of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

MANAGEMENT OF THE TRUST

As of March 31, 1998 the Trustees and officers of the Trust owned Contracts entitling them to provide voting instructions in the aggregate with respect to less than one percent of the Trust's shares of beneficial interest.

THE TRUSTEES

NAME, ADDRESS AND AGE                       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------                       -------------------------------------------
Peter D. Noris* (42) ....................   Executive Vice President and Chief Investment Officer,
Equitable Life                              Equitable Life since May 1995; prior thereto, Vice
1290 Avenue of the Americas                 President, Salomon Brothers Inc., 1992 to 1995. Principal,
New York, New York 10104                    Equity Division, Morgan Stanley & Co., Inc., 1984 to
                                            1992. Director, Alliance Capital Management Co. since
                                            July 1995. Trustee, Hudson River Trust (investment
                                            company) since July 1995. Executive Vice President, EQ
                                            Financial Consultants, Inc. since November 1996.

Jettie M. Edwards (51) ..................   Partner and Consultant, Syrus Associates since 1986.
Syrus Associates                            Trustee, Provident Investment Counsel Trust (investment
880 Third Avenue                            company) since 1992. Director, The PBHG Funds, Inc.
New York, NY 10022                          (investment company) since 1995.

William M. Kearns, Jr. (62) .............   President, W.M. Kearns & Co., Inc., a private investment
W.M. Kearns & Co., Inc.                     company, since 1994; Director, Kuhlman Corporation,
310 South Street                            Malibu Entertainment Worldwide, Inc., Selective
Morristown, NJ 07960                        Insurance Group, Inc., as well as a number of private and
                                            venture-backed companies; Managing Director, Lehman
                                            Brothers, Inc. and predecessor firms, 1969-1992; Advisory
                                            Director, Lehman Borthers, Inc. 1992-1994.

Christopher P.A. Komisarjevsky (53)......   President and Chief Executive Officer, Burson-Marsteller
Burson-Marsteller                           USA since 1996. President and Chief Executive Officer,
230 Park Avenue South                       Burson-Marsteller New York, 1995 to 1996. President and
New York, NY 10003-1566                     Chief Executive Officer, Gavin Anderson & Company
                                            New York, 1994 to 1995. Prior thereto, he held various
                                            positions with Hill and Knowlton, Inc. for twenty years.

Harvey Rosenthal (55) ...................   Independent Director and Investor since 1996. President
60 State Street                             and Chief Operating Officer, CVS Corporation (formerly
Suite 700                                   Melville Corporation) from 1994 to 1996. Prior thereto,
Boston, MA 02109                            he held various positions with CVS division of Melville
                                            Corporation, for twenty-seven years.

William T. McCaffrey* (61) ..............   Director, Senior Executive Vice President and Chief
89-25 63rd Avenue                           Operating Officer, Equitable Life, to March 1998.
Rego Park, NY 11374                         Executive Vice President and Chief Administrative
                                            Officer, The Equitable Companies Incorporated since
                                            1994. Director, Equitable Foundation and Equitable
                                            Distributors, Inc. since May 1996.

                                       28

NAME, ADDRESS AND AGE                       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------------                       -------------------------------------------

Michael Hegarty* (53) ...................   Director, President and Chief Operating Officer, Equitable
Equitable Life                              Life since April 1, 1998. Vice Chairman, Chase Manhattan
1290 Avenue of the Americas                 Corporation from 1996 to 1998. Vice Chairman, Chemical
New York, New York 10104                    Bank, 1995 to 1996 (Chase Manhattan Corporation and
                                            Chemical Bank merged in 1996). Senior Executive Vice
                                            President, Chemical Bank, 1991-1995. Executive Vice
                                            President, Group Executive and other various positions,
                                            Manufacturers Hanover Trust.

--------------
* Mr. Noris, Mr. McCaffrey and Mr. Hegarty are "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Noris, Mr. McCaffrey and Mr. Hegarty are deemed "interested persons" of the Trust by virtue of their position as officers of Equitable Life.


COMMITTEES OF THE BOARD

The Trust has a standing audit committee consisting of all of the Trust's disinterested Trustees. The audit committee's function is to recommend to the Board of Trustees a firm of independent accountants to conduct the annual audit of the Trust's financial statements; review with such firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control.

The Trust has a valuation committee consisting of Peter D. Noris, Harvey Blitz, Mary Breen, Kevin Byrne, and such other officers of the Trust, the Manager, and Chase Global Funds Services Company, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Mr. Noris or Mr. Blitz from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

The Trust has a compensation committee consisting of Jettie M. Edwards, William
K. Kearns, Jr., Christopher P.A. Komisarjevsky and Harvey Rosenthal. The compensation committee's function is to review the Trustees' compensation arrangements.

The Trust has a conflicts committee consisting of Peter D. Noris and William T. McCaffrey. The conflicts committee's function is to take any action necessary to resolve conflicts among shareholders.


COMPENSATION OF THE TRUSTEES

Each Trustee, other than those who are "interested persons" of the Trust (as defined in the 1940 Act), receives from the Trust an annual fee of $25,000 plus an additional fee of $1,000 per Board meeting and $500 per committee meeting attended in person or by telephone.

                          TRUSTEE COMPENSATION TABLE*

----------------------------------------------------------------------------------------
                                                        PENSION OR
                                                        RETIREMENT          TOTAL
                                       AGGREGATE     BENEFITS ACCRUED    COMPENSATION
                                     COMPENSATION       AS PART OF        FROM FUND
TRUSTEE                             FROM THE TRUST    TRUST EXPENSES       COMPLEX
----------------------------------------------------------------------------------------
  Peter D. Noris                      $     -0-            $-0-           $     -0-
  Jettie M. Edwards                   $  30,000            $-0-           $  30,000
  William M. Kearns, Jr.              $  30,000            $-0-           $  30,000
  Christopher P.A. Komisarjevsky      $  30,000**          $-0-           $  30,000**
  Harvey Rosenthal                    $  30,000            $-0-           $  30,000
  William T. McCaffrey                $     -0-            $-0-           $     -0-
  Michael Hegarty***                  $     -0-            $-0-           $     -0-
----------------------------------------------------------------------------------------

--------------
*     For the initial fiscal year.

** Mr. Komisarjevsky has elected to participate in the Trust's deferred compensation plan. As of December 31, 1997, Mr. Komisarjevsky had accrued $30,362 (including interest).

***   Mr. Hegarty joined the Board of Trustees on March 3, 1998.


A deferred compensation plan for the benefit of the Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee's services. Each Trustee may defer payment of such fees until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee.


THE TRUST'S OFFICERS

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of the Manager, Equitable Distributors, Inc. ("EDI"), Equitable Life or Chase Global Funds Services Company. The Trust's principal officers are:

 NAME, AGE AND POSITION WITH TRUST         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
 ---------------------------------         -------------------------------------------
Peter D. Noris (42) ...............   (see above)
President

Norman Abrams (49) ................   Vice President and Associate General Counsel, Equitable
Vice President and Assistant          Life since January 1997. Vice President and Counsel,
Secretary                             Equitable Life from October 1991 to December 1996.
                                      Counsel, Equitable Life from September 1991 to
                                      October 1991.

                                       30

 NAME, AGE AND POSITION WITH TRUST         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
 ---------------------------------         -------------------------------------------

Harvey Blitz (51) .................   Senior Vice President, Equitable Life since
Vice President and Chief Financial    September 1987. Deputy Chief Financial Officer, Equitable
Officer                               Life since September 1992. Senior Vice President, The
                                      Equitable Companies Incorporated since July 1992.
                                      Director, The Equitable of Colorado, Inc. since
                                      September 1992. Director and Chairman, Frontier Trust
                                      Company since April 1993 and September 1995,
                                      respectively. Director, Equitable Distributors, Inc.,
                                      February 1995 to May 1996. Director and Senior Vice
                                      President, EquiSource since October 1992 and June 1993,
                                      respectively. Director and Executive Vice President, EQ
                                      Financial Consultants, Inc. since September 1992 and
                                      November 1996, respectively. Director, Equitable Realty
                                      Assets Corporation since December 1996.

Mary Breen (39) ...................   Vice President and Associate General Counsel, Equitable
Vice President and Secretary          Life since October 1996. Vice President and Counsel,
                                      Equitable Life, 1992 to 1996. Vice President and Counsel,
                                      EQ Financial Consultants, Inc. since April 1997 and
                                      Equitable Distributors, Inc. since March 1997.

Kevin R. Byrne (41) ...............   Vice President and Treasurer, The Equitable Companies
Vice President and Treasurer          Incorporated and Equitable Life. Treasurer, Frontier Trust
                                      Company and EquiSource. Vice President and Treasurer,
                                      Equitable Casualty Insurance Company.

Michael S. Martin (51) ............   Senior Vice President and Chief, The Marketing Group in
Vice President                        Agency Operations, Equitable Life. Chairman and Chief
                                      Executive Officer, EQ Financial Consultants, Inc. Director,
                                      The Equitable of Colorado, Inc., EquiSource and
                                      Equitable Underwriting Sales Agency (Bahamas) Ltd. Vice
                                      President, Hudson River Trust (investment company).

Robin K. Murray (42) ..............   Vice President, Office of the Chief Investment Officer, and
First Vice President                  First Vice President, Equitable Financial Consultants, Inc.
                                      since May 1997. Vice President, Office of the President,
                                      Equitable Life since 1996. Vice President, Income
                                      Management Group, Equitable Life since 1994; Assistant
                                      Vice President of Marketing, Equitable Life from 1989 to
                                      1994.

Samuel B. Shlesinger (51) .........   Senior Vice President, Equitable Life. Chairman, President
Vice President                        and Chief Executive Officer, The Equitable of Colorado,
                                      Inc. Director, Equitable Realty Assets Corporation since
                                      December 1996. Vice President, Hudson River Trust
                                      (investment company).

Martin J. Telles (49) .............   Executive Vice President and Chief Marketing Officer,
Vice President                        Equico Securities since 1993. Director, Royal Alliance.

Stanley B. Tulin (47) .............   Senior Vice President and Chief Financial Officer,
Vice President                        Equitable Life since 1996. Co-Chairman, Insurance
                                      Industry Practice Group, Coopers & Lybrand, 1988 to
                                      1996.

                                       31

 NAME, AGE AND POSITION WITH TRUST         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
 ---------------------------------         -------------------------------------------

Naomi J. Weinstein (45) ...........   Vice President, Income Management Group, Equitable
Vice President                        Life since 1996. Vice President, Center Head for
                                      Association Plans, Equitable Life from 1991 to present.

Allen T. Zabusky (46) .............   Vice President and Deputy Controller, Equitable Life since
Vice President and Controller         1990. Controller, The Equitable of Colorado, Inc. since
                                      1996.

Mary E. Cantwell (36) .............   Assistant Vice President, Office of the Chief Investment
Assistant Vice President              Officer, Equitable Life since September 1997. Assistant
                                      Vice President, Equitable Financial Consultants, Inc. since
                                      September 1997. Marketing Director, Income Management
                                      Group, Equitable Life since 1994. Marketing Manager,
                                      Equitable Life since 1991.

Paul Roselli (33) .................   Vice President, Fund Administration, Chase Global Funds
Assistant Treasurer                   Services Company since March 1997. Assistant Manager of
                                      Fund Accounting , Brown Brothers Harriman from
                                      July 1993 to March 1997. Audit Manager, Ernst & Young
                                      LLP from August 1987 to July 1993.

Karl O. Hartmann (42) .............   Senior Vice President and General Counsel, Chase Global
Assistant Secretary                   Funds Services Company.

Lloyd Lipsett (33) ................   Vice President and Associate General Counsel, Chase
Assistant Secretary                   Global Funds Services Company since 1997. Associate,
                                      Hale and Dorr (law firm), 1995 to 1997. Associate, Choate,
                                      Hall & Stewart (law firm), 1993 to 1995. Associate, Rogers
                                      & Wells (law firm), 1990 to 1993.

INVESTMENT MANAGEMENT AND OTHER SERVICES


THE MANAGER

The Manager, EQ Financial Consultants, Inc., is an investment adviser registered with the SEC under the 1940 Act and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act"). The Manager has served as an investment manager to each Portfolio of the Trust since its inception. The Manager currently furnishes specialized investment advice to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other business entities. The Manager is a wholly-owned subsidiary of Equitable Holding Corporation, a wholly-owned subsidiary of Equitable Life.

Equitable Life, which is a New York life insurance company and one of the largest life insurance companies in the United States, is a wholly-owned subsidiary of The Equitable Companies Incorporated ("The Equitable Companies"), a publicly-owned holding company. The principal offices of The Equitable Companies and Equitable Life are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA, a French insurance holding company, currently owns approximately 59% of the outstanding voting shares of common stock of The Equitable Companies. As majority shareholder of the Equitable Companies, AXA is able to exercise significant influence over the operations and capital structure of The Equitable Companies, Equitable Life and their subsidiaries. AXA is the holding company for an international group of insurance and related financial services companies. AXA is among the world's largest insurance groups with worldwide revenues in 1997 of $60.8 billion. AXA is also the world's largest insurer-based investment manager with $531 billion in assets under management as of December 31, 1997. AXA is also engaged in asset management, investment banking, securities trading and other financial services activities principally in the United States, as well as in Western Europe and the Asia Pacific area.

The Trust and Manager have entered into an investment management agreement ("Management Agreement"). This was initially approved by the Board of Trustees on March 31, 1997. The Management Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the Adviser for each Portfolio; (iii) monitor the Adviser's investment programs and results; (iv) review brokerage matters; (v) oversee compliance by the Trust with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement requires the Manager to provide the Trust with office space, office equipment, and personnel necessary to operate and administer the Trust's business, and also to supervise the provision of services by third parties. The continuance of the Management Agreement, with respect to each Portfolio, after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each Portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio upon sixty (60) days' written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days' written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each Portfolio pays a fee to the Manager as described in the Prospectus for the investment management services the Manager provides each Portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to each Portfolio ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each Portfolio are limited to the extent described in the "Expense Limitation Agreement" section of the Prospectus. The table below shows the fees paid by each Portfolio to the Manager during the fiscal year ended December 31, 1997. The first column shows each fee without fee waivers, the next column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each Portfolio assumed by the Manager pursuant to the Expense Limitation Agreement.

                                                                                                  TOTAL AMOUNT OF
                                                                             MANAGEMENT FEE       FEES WAIVED AND
                                                                             PAID TO MANAGER       OTHER EXPENSES
                      PORTFOLIO                          MANAGEMENT FEE     AFTER FEE WAIVER     ASSUMED BY MANAGER
                      ---------                          --------------     ----------------     ------------------
Merrill Lynch Basic Value Equity Portfolio ..........       $ 73,477             $     0              $121,460
Merrill Lynch World Strategy Portfolio ..............       $ 49,425             $     0              $115,763
MFS Emerging Growth Companies Portfolio .............       $169,781             $     0              $280,111
MFS Research Portfolio ..............................       $186,533             $     0              $292,185
EQ/Putnam Balanced Portfolio ........................       $ 50,946             $     0              $137,739
EQ/Putnam Growth & Income Value
 Portfolio ..........................................       $227,936             $     0              $350,861
EQ/Putnam International Equity Portfolio ............       $130,202             $     0              $228,427
EQ/Putnam Investors Growth Portfolio ................       $ 67,578             $     0              $141,578
T. Rowe Price Equity Income Portfolio ...............       $166,401             $     0              $250,098
T. Rowe Price International Stock Portfolio .........       $213,839             $     0              $365,096
Warburg Pincus Small Company Value
 Portfolio ..........................................       $252,178             $ 5,693              $246,485
Morgan Stanley Emerging Markets Equity
 Portfolio ..........................................       $ 66,404             $23,496              $ 49,338

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios are not included in the above table because they had no operations during the fiscal year ended December 31, 1997 except for the issuance of Class IB shares.


THE ADVISERS

On behalf of the T. Rowe Price Equity Income Portfolio and the T. Rowe Price International Stock Portfolio, the Manager has entered into investment advisory agreements ("Advisory Agreements") with T. Rowe Price and PriceFleming, respectively. The Manager has also entered into Advisory Agreements on behalf of EQ/Putnam Growth & Income Value Portfolio, EQ/Putnam International Equity Portfolio, EQ/Putnam Investors Growth Portfolio and EQ/Putnam Balanced Portfolio with Putnam Management. In addition, the Manager has entered into Advisory Agreements on behalf of MFS Research Portfolio and MFS Emerging Growth Companies Portfolio with MFS. Also, the Manager has entered into Advisory Agreements on behalf of Morgan Stanley Emerging Markets Equity Portfolio and Warburg Pincus Small Company Value Portfolio with MSAM and Warburg, respectively. The Manager has entered into Advisory Agreements on behalf of Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio with MLAM. In addition, the Manager has entered into an Advisory Agreement on behalf of Lazard Large Cap Value Portfolio and Lazard Small Cap Value Portfolio with LAM. The Manager has also entered into an Advisory Agreement on behalf of the JPM Core Bond Portfolio with J.P. Morgan. Finally, the Manager has entered into an Advisory Agreement on behalf of BT Small Company Index Portfolio, BT International Equity Index Portfolio and BT Equity 500 Index Portfolio with Bankers Trust. The Advisory Agreements obligate T. Rowe Price, PriceFleming, Putnam Management, MFS, Warburg, MSAM, MLAM, LAM, J.P. Morgan and Bankers Trust to: (i) furnish continuously an investment program for their respective Portfolios; (ii) place all orders for the purchase and sale of investments for their respective Portfolios with brokers or dealers selected by the Manager or an Adviser; and (iii) perform certain limited related administrative functions in connection therewith.

During the fiscal year ended December 31, 1997, the Manager paid the following fees to each Adviser with respect to the Portfolios listed below pursuant to the Investment Advisory Agreements:

                           PORTFOLIO                              ADVISORY FEE PAID
                           ---------                              -----------------
   Merrill Lynch Basic Value Equity Portfolio ................        $ 53,462
   Merrill Lynch World Strategy Portfolio ....................        $ 35,301
   MFS Emerging Growth Companies Portfolio ...................        $123,543
   MFS Research Portfolio ....................................        $135,730
   EQ/Putnam Balanced Portfolio ..............................        $ 46,342
   EQ/Putnam Growth & Income Value Portfolio .................        $207,320
   EQ/Putnam International Equity Portfolio ..................        $120,864
   EQ/Putnam Investors Growth Portfolio ......................        $ 61,471
   T. Rowe Price Equity Income Portfolio .....................        $121,142
   T. Rowe Price International Stock Portfolio ...............        $185,338
   Warburg Pincus Small Company Value Portfolio ..............        $193,934
   Morgan Stanley Emerging Markets Equity Portfolio ..........        $ 66,277

No advisory fees were paid to Bankers Trust, JP Morgan or LAM during the fiscal year ended December 31, 1997.

The Manager recommends Advisers for each Portfolio to the Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Portfolios are not associated with any one portfolio manager, and benefit from independent specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Trust has received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into Advisory Agreements with Advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the SEC order, the Manager is able, subject to the approval of the Trustees but without shareholder approval, to employ new Advisers for new or existing Portfolios, change the terms of particular Advisory Agreements or continue the employment of existing Advisers after events that under the 1940 Act and the Advisory Agreements would cause an automatic termination of the agreement. Although shareholder approval would not be required for the termination of Advisory Agreements, shareholders of a Portfolio would continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

When a Portfolio has more than one Adviser, the assets of each Portfolio are allocated by the Manager among the Advisers selected for the Portfolio. Each Adviser has discretion, subject to oversight by the Trustees, and the Manager, to purchase and sell portfolio assets, consistent with each Portfolio's investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Adviser provides any services to any Portfolio except asset management and related recordkeeping services. However, an Adviser or its affiliated broker-dealer may execute portfolio transactions for a Portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.


THE ADMINISTRATOR

Pursuant to an administrative agreement ("Mutual Funds Services Agreement"), Chase Global Funds Services Company ("Administrator") provides the Trust with necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

The Administrator was organized as a Delaware corporation. Its principal place of business is at 73 Tremont Street, Boston, Massachusetts 02108. The Mutual Funds Services Agreement was reapproved by the Board of Trustees on March 3, 1998 and will continue in effect from year to year unless terminated by any party upon not less than ninety (90) days' prior written notice to the other party.

During the fiscal year ended December 31, 1997, the Administrator was paid the following fees with respect to each Portfolio:

                           PORTFOLIO                              ADMINISTRATION FEE
                           ---------                              ------------------
   Merrill Lynch Basic Value Equity Portfolio ................         $11,213
   Merrill Lynch World Strategy Portfolio ....................         $13,633
   MFS Emerging Growth Companies Portfolio ...................         $17,902
   MFS Research Portfolio ....................................         $18,033
   EQ/Putnam Balanced Portfolio ..............................         $12,451
   EQ/Putnam Growth & Income Value Portfolio .................         $19,904
   EQ/Putnam International Equity Portfolio ..................         $16,721
   EQ/Putnam Investors Growth Portfolio ......................         $11,247
   T. Rowe Price Equity Income Portfolio .....................         $17,376
   T. Rowe Price International Stock Portfolio ...............         $30,599
   Warburg Pincus Small Company Value Portfolio ..............         $17,213
   Morgan Stanley Emerging Markets Equity Portfolio ..........         $ 9,652

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios did not pay a fee to the Administrator during the fiscal year ended December 31, 1997.

THE DISTRIBUTORS

The Trust has distribution agreements with EQ Financial Consultants, Inc. and EDI (each also referred to as a "Distributor," and together "Distributors"), each an indirect wholly-owned subsidiary of Equitable Life. The address for EDI is 1290 Avenue of the Americas, New York, New York 10104, and that for EQ Financial Consultants, Inc. is 1290 Avenue of the Americas, New York, New York 10104. EQ Financial Consultants, Inc. is the distributor for the Trust's Class IA shares and Class IB shares and also serves as the Manager of the Trust. EDI also serves as the distributor for the Trust's Class IA shares and Class IB shares.

The Trust's distribution agreements with respect to the Class IA shares and Class IB shares, each dated April 14, 1997 ("Distribution Agreements") was reapproved by the Board of Trustees on March 3, 1998 and will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Distribution Plan or any such related agreement ("Independent Trustees") and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Distributors or their affiliates for the Class IA shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class IA shares to prospective investors and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class IA shares to prospective investors. The Trust, pursuant to the Distribution Plan, will pay for services rendered and expenses borne in connection with the offering of the Class IB shares. Such expenses include the printing and mailing of prospectuses, statements of additional information and reports to prospective purchasers, as well as the preparation, printing and mailing of advertisements and sales literature in connection with the offering of the Class IB shares to prospective investors. The Distributors for each class of shares will pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws.

In the capacity of agent, each Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Distributors shall accept orders for shares at net asset value without sales commission or load being charged. The Distributors have made no firm commitment to acquire shares of any Portfolio.

A description of the Distribution Plan with respect to the Class IB shares and related services and fees thereunder is provided in the Prospectus for the Class IB shares of the Portfolios. On March 3, 1998, the Board of Trustees of the Trust, including the disinterested Trustees, unanimously voted to reapprove the Distribution Plan. In connection with its consideration of the Distribution Plan, the Board of Trustees was furnished with a copy of the Distribution Plan and the related materials, including information related to the advantages and disadvantages of the Distribution Plan. Legal counsel for the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) discussed the legal and regulatory considerations in readopting the Distribution Plan.

The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the Distribution Plan, including: (i) the nature and causes of the circumstances which makes continuation of the Distribution Plan necessary and appropriate; (ii) the way in which the Distribution Plan would continue to address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Distribution Plan to any other person relative to those of the Trust; (v) the effect of the Distribution Plan on existing owners of variable annuity contracts and variable life insurance policies; (vi) the merits of possible alternative plans or pricing structures; (vii) competitive conditions in the variable products industry; and (viii) the relationship of the Distribution Plan to other distribution efforts of the Trust.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Board of Trustees, including the disinterested Trustees, unanimously determined, in the exercise of its business judgment, that the Distribution Plan is reasonably likely to continue to benefit the Trust and the shareholders of its Portfolios.

The Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributors of the Class IB shares in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Distribution Plan, or any Rule 12b-1 related agreement, as applicable. In addition, the Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class IB shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class IB shares of the Portfolio or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to .50% of average daily net assets annually) that may be spent for distribution of Class IB shares of a Portfolio without the approval of Class IB shareholders of that Portfolio.

The table below shows the amount paid by each Portfolio to each of the Distributors pursuant to the Distribution Plan for the fiscal year ended December 31, 1997:

                                                     DISTRIBUTION FEE     DISTRIBUTION FEE           TOTAL
                    PORTFOLIO                           PAID TO EQF          PAID TO EDI       DISTRIBUTION FEES
                    ---------                           -----------          -----------       -----------------
Merrill Lynch Basic Value Equity Portfolio ......         $22,070              $11,329             $ 33,399
Merrill Lynch World Strategy Portfolio ..........         $14,675              $ 2,977             $ 17,652
MFS Emerging Growth Companies Portfolio..........         $40,631              $36,542             $ 77,173
MFS Research Portfolio ..........................         $35,342              $49,446             $ 84,788
EQ/Putnam Balanced Portfolio ....................         $19,137              $ 4,020             $ 23,157
EQ/Putnam Growth & Income Value
 Portfolio ......................................         $30,456              $73,151             $103,607
EQ/Putnam International Equity Portfolio ........         $     0              $46,501             $ 46,501
EQ/Putnam Investors Growth Portfolio ............         $     0              $30,717             $ 30,717
T. Rowe Price Equity Income Portfolio ...........         $61,824              $13,813             $ 75,637
T. Rowe Price International Stock Portfolio .....         $60,887              $10,392             $ 71,279
Warburg Pincus Small Company Value
 Portfolio ......................................         $78,139              $18,853             $ 96,992
Morgan Stanley Emerging Markets Equity
 Portfolio ......................................         $13,284              $ 1,152             $ 14,436

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios did not pay any distribution fees during the fiscal year ended December 31, 1997.


BROKERAGE STRATEGY


BROKERAGE COMMISSIONS

The Portfolios are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Portfolios may invest may be discounted for certain large domestic and foreign investors such as the Portfolios. A number of foreign banks and brokers will be used for execution of each Portfolio's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to Equitable Life, the Manager or Advisers. The research services include economic, market, industry and company research material. Based upon an assessment of the value of research and other brokerage services provided, proposed allocations of brokerage for commission transactions are periodically prepared internally. In addition, the Manager and Advisers may allocate brokerage business to brokers and dealers that have made or are expected to make significant efforts in facilitating the distribution of the Trust's shares.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act and by policies adopted by the Trustees, the Manager and Advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction.

The Manager and Advisers do not engage brokers and dealers whose commissions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Advisers for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers will tend to reduce the Manager's and Advisers' expenses in managing the Portfolios.

During the fiscal year ended December 31, 1997, the Portfolios paid the amounts indicated in brokerage commisions:

                           PORTFOLIO                            BROKERAGE COMMISSIONS PAID
                           ---------                            --------------------------
   Merrill Lynch Basic Value Equity Portfolio ................           $ 75,654
   Merrill Lynch World Strategy Portfolio ....................           $ 43,547
   MFS Emerging Growth Companies Portfolio ...................           $146,321
   MFS Research Portfolio ....................................           $146,977
   EQ/Putnam Balanced Portfolio ..............................           $ 15,797
   EQ/Putnam Growth & Income Value Portfolio .................           $109,815
   EQ/Putnam International Equity Portfolio ..................           $164,293
   EQ/Putnam Investors Growth Portfolio ......................           $ 25,284
   T. Rowe Price Equity Income Portfolio .....................           $ 67,627
   T. Rowe Price International Stock Portfolio ...............           $244,072
   Warburg Pincus Small Company Value Portfolio ..............           $220,138
   Morgan Stanley Emerging Markets Equity Portfolio ..........           $ 64,176

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios did not pay any brokerage commissions during the fiscal year ended December 31, 1997.

BROKERAGE TRANSACTIONS WITH AFFILIATES

To the extent permitted by law, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager and Advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager and Advisers. The 1940 Act generally prohibits the Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of an Adviser to a Portfolio for which that Adviser provides investment advice do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Advisers or their affiliates.

During the fiscal year ended December 31, 1997, the following Portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or affiliates of the Adviser to each such Portfolio.

                                                              AGGREGATE       PERCENTAGE OF       PERCENTAGE OF
                                   AFFILIATED                 BROKERAGE      TOTAL BROKERAGE   TRANSACTIONS (BASED
         PORTFOLIO                BROKER-DEALER           COMMISSIONS PAID     COMMISSIONS     ON DOLLAR AMOUNTS)
         ---------                -------------           ----------------     -----------     ------------------
Merrill Lynch Basic Value   Donaldson, Lufkin &                $1,444              1.91%              1.48%
 Equity Portfolio            Jenrette Securities
                             Corporation ("DLJ")
                            Merrill Lynch, Pierce              $7,984             10.55%             10.93%
                             Fenner & Smith
                             Incorporated ("Merrill
                             Lynch")

Merrill Lynch World         DLJ                                $  166              0.38%              0.74%
 Strategy Portfolio         Merrill Lynch                      $2,622              6.02%              5.72%

MFS Emerging Growth         Pershing Trading                   $   72              0.05%              0.05%
 Companies Portfolio         Company, L.P.

EQ/Putnam Balanced          Equico Securities                  $   75              0.47%              0.33%
 Portfolios                  Corporation

EQ/Putnam Growth &          Equico Securities                  $  363              0.33%              0.23%
 Income Value Portfolio      Corporation

T. Rowe Price Equity        DLJ                                $  694              1.03%              0.55%
 Income Portfolio

T. Rowe Price               Jardine Fleming Securities         $  454              0.19%              0.18%
 International Stock         Limited
 Portfolio                  Robert Fleming Securities          $2,210              0.91%              1.29%
                             Limited
                            Fleming Martin Limited             $   69              0.03%              0.04%

The BT Equity 500 Index, BT International Equity Index, BT Small Company Index, JPM Core Bond, Lazard Large Cap Value and Lazard Small Cap Value Portfolios did not pay any brokerage commissions during the fiscal year ended December 31, 1997.

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PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares at each Portfolio's net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of a Portfolio of the Trust will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day. The net asset value per share of each class of a Portfolio will be computed by dividing the sum of the investments held by that Portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Portfolio at such time. All expenses borne by the Trust and each of its Classes, will be accrued daily.

The net asset value per share of each Portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

    o The assets belonging to each Portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular Portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items", if any, allocated to that Portfolio. "General Items" include any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Portfolio. General Items will be allocated as the Trust's Board of Trustees considers fair and equitable.

    o The liabilities belonging to each Portfolio will include (i) the liabilities of the Trust in respect of that Portfolio, (ii) all expenses, costs, changes and reserves attributable to that Portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Portfolio which have been allocated as the Trust's Board of Trustees considers fair and equitable.

The value of each Portfolio will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are valued as follows:


    o Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price, or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if there is no reported sale during the day, at a bid price estimated by a broker.

    o Foreign securities not traded directly, or in ADRs or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin. Foreign currency is converted into United States dollar equivalent at current exchange rates.

    o United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, are valued at representative quoted prices.

    o Long-term corporate bonds are valued at prices obtained from a bond pricing service of a major dealer in bonds when such prices are available; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

    o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities in such Portfolios which mature in more than 60 days are valued at representative quoted prices.

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

    o Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

    o Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

    o Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

    o Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.

    o Futures contracts are valued as of their last sale price or, if there is no sale, at the latest available bid price.

    o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the valuation committee of the Board of Trustees using its best judgment.

The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager and Advisers will continuously monitor the performance of these services.


REDEMPTION OF SHARES

The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (i) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (iii) as the SEC may otherwise permit.

The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.


CERTAIN TAX CONSIDERATIONS

Each Portfolio is treated for Federal income tax purposes as a separate taxpayer. The Trust intends that each Portfolio shall qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Code. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

As a regulated investment company, each Portfolio will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains which are timely distributed to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A Portfolio investing in foreign securities or currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolio. However, if foreign securities comprise more than 50% of the year-end value of a Portfolio, the Portfolio may elect to pass through such foreign taxes as a deemed dividend to shareholders. In such a case the shareholder and not the Portfolio would be entitled to claim a federal tax deduction or credit for foreign taxes, as appropriate. The deduction or credit will not necessarily result in a direct or immediate benefit to Contractowners.

To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing. For purposes of this test, gross income is determined without regard to losses from the sale or other dispositions of stock or securities.

In addition, the Secretary of the Treasury has regulatory authority to exclude from qualifying income described above foreign currency gains which are not "directly related" to a regulated investment company's "principal business of investing" in stock, securities or related options or futures. The Secretary of the Treasury has not to date exercised this authority.

Generally, in order to avoid a 4% nondeductible excise tax, each Portfolio must distribute to its shareholders during the calendar year the following amounts:

    o   98% of the Portfolio's ordinary income for the calendar year;

    o 98% of the Portfolio's capital gain net income (all capital gains, both long-term and short-term, minus all such capital losses), all computed as if the Portfolio were on a taxable year ending October 31 of the year in question and beginning the previous November 1; and

    o any undistributed ordinary income or capital gain net income for the prior year.

The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, the Portfolios intend to make the distributions required to avoid the imposition of such a tax.

Because the Trust is used to fund non-qualified Contracts, each Portfolio must meet the diversification requirements imposed by the Code or these Contracts will fail to qualify as life insurance and annuities. In general, for a Portfolio to meet the investment diversification requirements of Subchapter L of the Code, Treasury regulations require that no more than 55% of the total value of the assets of the Portfolio may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. In the context of United States Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States) each United States Government agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the first day of each calendar year quarter. There is a thirty (30) day period after the end of each calendar year quarter in which to cure any non-compliance.


PORTFOLIO PERFORMANCE


COMPUTATION OF TOTAL RETURN

Each Portfolio may provide average annual total return information calculated according to a formula prescribed by the SEC. According to that formula, average annual total return figures represent the average annual compounded rate of return for the stated period. Average annual total return quotations reflect the percentage change between the beginning value of a static account in the Portfolio and the ending value of that account measured by the then current net asset value of that Portfolio assuming that all dividends and capital gains distributions during the stated period were invested in shares of the Portfolio when paid. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment that would equate the initial amount invested to the ending redeemable value of such investment, according to the following formula:

T = (ERV/P)1/n-1

where "T" equals average annual total return; where "ERV", the ending redeemable value, is the value at the end of the applicable period of a hypothetical $1,000 investment made at the beginning of the applicable period; where "P" equals a hypothetical initial investment of $1,000; and where "n" equals the number of years.

Each Portfolio's total return will vary from time to time depending upon market conditions, the composition of each Portfolio's investment portfolio and operating expenses of the Trust allocated to each Portfolio. Total return should also be considered relative to changes in the value of a Portfolio's shares and to the relative risks associated with the investment objectives and policies of the Portfolios. These total return figures do not reflect insurance company expenses and fees applicable to the Contracts. At any time in the future, total return may be higher or lower than in the past and there can be no assurance that any historical results will continue.


NON-STANDARD PERFORMANCE

In addition to the performance information described above, each Portfolio may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Computation of Total Return" above except that no annualization is made.


OTHER SERVICES


INDEPENDENT ACCOUNTANT

Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Trust's independent accountants. Price Waterhouse LLP is responsible for auditing the annual financial statements of the Trust.


CUSTODIAN

The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 serves as custodian of the Trust's portfolio securities and other assets. Under the terms of the custody agreement between the Trust and The Chase Manhattan Bank, The Chase Manhattan Bank maintains and deposits in separate accounts, cash, securities and other assets of the Portfolios. The Chase Manhattan Bank is also required, upon the order of the Trust, to deliver securities held by The Chase Manhattan Bank, and to make payments for securities purchased by the Trust. The Chase Manhattan Bank has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.


TRANSFER AGENT

Equitable Life serves as the transfer agent and dividend disbursing agent for the Trust. Equitable Life receives no compensation for providing such services for the Trust.


COUNSEL

Dechert, Price & Rhoads, 1775 Eye Street, N.W. Washington, D.C. 20006, serves as counsel to the Trust.

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

Sullivan & Worcester, LLP, 1025 Connecticut Avenue, N.W., Suite 1000, Washington, D.C. 20036, serves as counsel to the independent Trustees of the Trust.


FINANCIAL STATEMENTS

The audited financial statements for the period ended December 31, 1997, including the financial highlights, appearing in the Trust's Annual Report to Shareholders are incorporated by reference and made a part of this document.

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                                   APPENDIX


DESCRIPTION OF COMMERCIAL PAPER RATINGS


A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

    o   liquidity ratios are adequate to meet cash requirements;

    o   long-term senior debt is rated "A" or better;

    o   the issuer has access to at least two additional channels of borrowing;

    o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

    o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

    o   the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:


    o   evaluation of the management of the issuer;

    o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

    o evaluation of the issuer's products in relation to competition and customer acceptance;

    o   liquidity;

    o   amount and quality of long-term debt;

    o   trend of earnings over a period of ten years;

    o financial strength of parent company and the relationships which exist with the issuer; and

    o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:

    o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    o Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

    o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

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    o   Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

    o The rating C1 is reserved for income bonds on which no interest is being paid.

    o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


Moody's ratings are as follows:

    o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    o Bonds which are rated A possess many favorably investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

    o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

    o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

                                       46